EXECUTION VERSION Deal CUSIP: 19933MAE3 Revolving Loan CUSIP: 19933MAF0 Delayed Draw Term Loan CUSIP: 19933MAG8 CREDIT AGREEMENT Dated as of January 23, 2015 among COLUMBUS MCKINNON CORPORATION, COLUMBUS MCKINNON DUTCH HOLDINGS 3 B.V., COLUMBUS MCKINNON EMEA GMBH and CERTAIN SUBSIDIARIES, as Borrowers, JPMORGAN CHASE BANK, N.A. as Administrative Agent, and The Other Lenders Party Hereto, J.P. MORGAN SECURITIES LLC, MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED and PNC CAPITAL MARKETS LLC, as Joint Lead Arrangers and Joint Book Managers, MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED and PNC CAPITAL MARKETS LLC, as Co-Syndication Agents, CITIZENS BANK, N.A. and M&T BANK, as Co-Documentation Agents

TABLE OF CONTENTS Page i ARTICLE I. DEFINITIONS AND ACCOUNTING TERMS .................................................................... 1 1.01. Defined Terms ................................................................................................................... 1 1.02. Other Interpretive Provisions ........................................................................................... 31 1.03. Accounting Terms ............................................................................................................ 32 1.04. Rounding .......................................................................................................................... 33 1.05. Exchange Rates; Currency Equivalents ........................................................................... 33 1.06. Additional Alternative Currencies ................................................................................... 33 1.07. Change of Currency ......................................................................................................... 34 1.08. Times of Day ................................................................................................................... 34 1.09. Letter of Credit or Bankers’ Acceptance Amounts .......................................................... 34 ARTICLE II. THE COMMITMENTS AND CREDIT EXTENSIONS .................................................... 35 2.01. Delayed Draw Term Loans .............................................................................................. 35 2.02. Procedure for Delayed Draw Term Loan Borrowing ...................................................... 35 2.03. Repayment of Delayed Draw Term Loans ...................................................................... 35 2.04. Revolving Commitments ................................................................................................. 35 2.05. Procedure for Revolving Loan Borrowing ...................................................................... 36 2.06. Swingline Commitment ................................................................................................... 37 2.07. Procedure for Swingline Borrowing; Refunding of Swingline Loans ............................. 37 2.08. Commitment Fees, etc. .................................................................................................... 38 2.09. Termination or Reduction of Revolving Commitments .................................................. 39 2.10. Optional Prepayments ...................................................................................................... 39 2.11. Mandatory Prepayments and Commitment Reductions ................................................... 39 2.12. Continuation Options ....................................................................................................... 39 2.13. Limitations on Eurocurrency Tranches ............................................................................ 40 2.14. Interest Rates and Payment Dates .................................................................................... 40 2.15. Computation of Interest and Fees .................................................................................... 41 2.16. Inability to Determine Interest Rate ................................................................................. 41 2.17. Pro Rata Treatment and Payments ................................................................................... 42 2.18. Requirements of Law ....................................................................................................... 44 2.19. Taxes ................................................................................................................................ 46 2.20. Indemnity ......................................................................................................................... 49 2.21. Change of Lending Office ............................................................................................... 49 2.22. Replacement of Lenders .................................................................................................. 50

TABLE OF CONTENTS (continued) Page ii 2.23. Defaulting Lenders .......................................................................................................... 50 2.24. Incremental Facilities ....................................................................................................... 52 2.25. Designated Borrowers ...................................................................................................... 52 2.26. Collateral Security ........................................................................................................... 54 2.27. Non-Public Lender ........................................................................................................... 54 ARTICLE III. LETTERS OF CREDIT AND BANKERS’ ACCEPTANCES. ........................................ 54 3.01. L/C-B/A Commitment ..................................................................................................... 54 3.02. Procedure for Issuance of Letter of Credit ....................................................................... 56 3.03. Fees and Other Charges ................................................................................................... 56 3.04. L/C-B/A Participations .................................................................................................... 56 3.05. Reimbursement Obligation of the Borrower .................................................................... 57 3.06. Obligations Absolute ....................................................................................................... 58 3.07. Letter of Credit Payments ................................................................................................ 59 3.08. Applications ..................................................................................................................... 59 3.09. Applicability of ISP and UCP .......................................................................................... 59 ARTICLE IV. CONDITIONS PRECEDENT ........................................................................................... 59 4.01. Conditions of Initial Credit Extension ............................................................................. 59 4.02. Conditions to each Extension of Credit ........................................................................... 61 ARTICLE V. REPRESENTATIONS AND WARRANTIES ................................................................... 62 5.01. Existence, Qualification and Power ................................................................................. 62 5.02. Authorization; No Contravention .................................................................................... 63 5.03. Governmental Authorization; Other Consents ................................................................. 63 5.04. Binding Effect .................................................................................................................. 63 5.05. Financial Statements; No Material Adverse Effect; No Internal Control Event .............. 63 5.06. Litigation .......................................................................................................................... 64 5.07. No Default........................................................................................................................ 64 5.08. Ownership of Property; Liens .......................................................................................... 64 5.09. Environmental Compliance ............................................................................................. 64 5.10. Insurance .......................................................................................................................... 64 5.11. Taxes ................................................................................................................................ 64 5.12. ERISA Compliance .......................................................................................................... 65 5.13. Subsidiaries; Equity Interests ........................................................................................... 66 5.14. Margin Regulations; Investment Company Act; Other Regulations ............................... 66

TABLE OF CONTENTS (continued) Page iii 5.15. Disclosure ........................................................................................................................ 66 5.16. Compliance with Laws .................................................................................................... 67 5.17. Taxpayer Identification Number; Other Identifying Information .................................... 67 5.18. Intellectual Property; Licenses, Etc. ................................................................................ 67 5.19. Perfection of Security Interest ......................................................................................... 67 5.20. Properties ......................................................................................................................... 67 5.21. Solvency........................................................................................................................... 68 5.22. Bank Accounts ................................................................................................................. 68 5.23. Obligations as Senior Debt .............................................................................................. 68 5.24. Use of Proceeds ............................................................................................................... 68 5.25. Representations as to Foreign Loan Parties ..................................................................... 68 5.26. Anti-Corruption Laws and Sanctions ............................................................................... 69 ARTICLE VI. AFFIRMATIVE COVENANTS ....................................................................................... 69 6.01. Financial Statements ........................................................................................................ 69 6.02. Certificates; Other Information ........................................................................................ 70 6.03. Notices ............................................................................................................................. 71 6.04. Payment of Obligations ................................................................................................... 72 6.05. Preservation of Existence, Etc. ........................................................................................ 72 6.06. Maintenance of Properties ............................................................................................... 72 6.07. Maintenance of Insurance ................................................................................................ 72 6.08. Compliance with Laws, Organizational Documents and Contractual Obligations .......... 72 6.09. Books and Records .......................................................................................................... 73 6.10. Inspection Rights ............................................................................................................. 73 6.11. Use of Proceeds ............................................................................................................... 73 6.12. Additional Guarantors and Pledgors ................................................................................ 73 6.13. Approvals and Authorizations ......................................................................................... 75 6.14. Environmental Laws ........................................................................................................ 75 6.15. Centre of Main Interest and Establishment ...................................................................... 75 ARTICLE VII. NEGATIVE COVENANTS ............................................................................................. 75 7.01. Liens ................................................................................................................................ 75 7.02. Investments ...................................................................................................................... 77 7.03. Indebtedness..................................................................................................................... 78 7.04. Fundamental Changes ...................................................................................................... 81

TABLE OF CONTENTS (continued) Page iv 7.05. Dispositions ..................................................................................................................... 81 7.06. Restricted Payments ......................................................................................................... 83 7.07. Change in Nature of Business .......................................................................................... 84 7.08. Transactions with Affiliates ............................................................................................. 84 7.09. Burdensome Agreements ................................................................................................. 84 7.10. Use of Proceeds ............................................................................................................... 85 7.11. Financial Covenants ......................................................................................................... 85 7.12. Modifications of Certain Documents; Designation of Senior Debt ................................. 85 7.13. Sale-Leaseback Transactions ........................................................................................... 86 7.14. Capital Expenditures ........................................................................................................ 86 7.15. Changes in Fiscal Periods ................................................................................................ 86 ARTICLE VIII. EVENTS OF DEFAULT AND REMEDIES .................................................................. 86 8.01. Events of Default ............................................................................................................. 86 8.02. Remedies upon Event of Default ..................................................................................... 88 8.03. Application of Funds ....................................................................................................... 89 ARTICLE IX. ADMINISTRATIVE AGENT ........................................................................................... 90 9.01. Appointment .................................................................................................................... 90 9.02. Delegation of Duties ........................................................................................................ 90 9.03. Exculpatory Provisions .................................................................................................... 90 9.04. Reliance by Administrative Agent ................................................................................... 90 9.05. Notice of Default ............................................................................................................. 91 9.06. Non-Reliance on Agents and Other Lenders ................................................................... 91 9.07. Indemnification ................................................................................................................ 91 9.08. Agent in Its Individual Capacity ...................................................................................... 92 9.09. Successive Administrative Agent .................................................................................... 92 9.10. Joint Lead Arrangers, Co-Documentation Agents and Co-Syndication Agents .............. 92 ARTICLE X. MISCELLANEOUS............................................................................................................ 92 10.01. Amendments and Waivers ............................................................................................... 92 10.02. Notices ............................................................................................................................. 94 10.03. No Waiver; Cumulative Remedies .................................................................................. 95 10.04. Survival of Representations and Warranties .................................................................... 95 10.05. Payment of Expenses ....................................................................................................... 95 10.06. Successors and Assigns; Participations and Assignments ............................................... 96

TABLE OF CONTENTS (continued) Page v 10.07. Adjustments; Set-off ........................................................................................................ 99 10.08. Counterparts ................................................................................................................... 100 10.09. Severability .................................................................................................................... 100 10.10. Integration ...................................................................................................................... 100 10.11. GOVERNING LAW ...................................................................................................... 100 10.12. Submission to Jurisdiction; Waivers .............................................................................. 100 10.13. Acknowledgments ......................................................................................................... 101 10.14. Releases of Guarantees and Liens.................................................................................. 101 10.15. Confidentiality ............................................................................................................... 102 10.16. WAIVERS OF JURY TRIAL ....................................................................................... 102 10.17. USA PATRIOT Act ....................................................................................................... 103 10.18. Judgment Currency ........................................................................................................ 103 10.19. Representation Dutch Borrower. ................................................................................... 103

SCHEDULES 1.01 Existing Letters of Credit and Existing Bankers’ Acceptances 2.01 Commitments 5.05 Material Indebtedness and Other Liabilities at September 30, 2014 5.06 Litigation 5.09 Environmental Matters 5.12(c) ERISA 5.12(d) Pension Plans 5.13 Subsidiaries; Other Equity Investments 5.17 Identification Numbers for Designated Borrowers that are Foreign Subsidiaries 5.18 Intellectual Property Matters 5.19 UCC Filing Jurisdictions 5.20 Fee and Leasehold Real Property Assets 5.22 Bank Accounts 7.01 Existing Liens 7.03 Existing Indebtedness 7.05 Permitted Exclusive Licenses of IP Rights 7.09 Burdensome Agreements EXHIBITS Form of A Compliance Certificate B Assignment and Assumption C Designated Borrower Request and Assumption Agreement D Designated Borrower Notice E Forms of U.S. Tax Compliance Certificates F-1 Form of Increased Facility Activation Notice – Incremental Term Loans F-2 Form of Increased Facility Activation Notice – Incremental Revolving Commitments F-3 Form of New Lender Supplement

1 CREDIT AGREEMENT This CREDIT AGREEMENT (“Agreement”) is dated as of January 23, 2015, among COLUMBUS MCKINNON CORPORATION, a New York corporation (the “Company”), COLUMBUS MCKINNON DUTCH HOLDINGS 3 B.V., (the “Dutch Borrower”), COLUMBUS MCKINNON EMEA GMBH (the “German Borrower”) and certain Subsidiaries of the Company party hereto pursuant to Section 2.25 (each a “Designated Borrower” and, together with the Company, the Dutch Borrower and the German Borrower, the “Borrowers” and, each a “Borrower”), each lender from time to time party hereto (collectively, the “Lenders” and individually, a “Lender”), and JPMORGAN CHASE BANK, N.A., as Administrative Agent. In consideration of the mutual covenants and agreements herein contained, the parties hereto covenant and agree as follows: ARTICLE I. DEFINITIONS AND ACCOUNTING TERMS 1.01. Defined Terms. As used in this Agreement, the following terms shall have the meanings set forth below: “Acceptance Credit” means a commercial Letter of Credit in which the applicable Issuing Lender engages with the beneficiary of such Letter of Credit to accept a time draft. “Administrative Agent” means JPMorgan Chase Bank, N.A. in its capacity as administrative agent under any of the Loan Documents, or any successor administrative agent. “Administrative Questionnaire” means an Administrative Questionnaire in a form supplied by the Administrative Agent. “Affiliate” means, with respect to a specified Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified. “Agents” means the collective reference to the Administrative Agent and any other agent identified on the cover page of this Agreement. “Aggregate Exposure” means with respect to any Lender at any time, an amount equal to (a) until the Closing Date, the aggregate amount of such Lender’s Commitments at such time and (b) thereafter, the sum of (i) such Lender’s Delayed Draw Term Commitment, or, if after the Delayed Draw Term Loan Borrowing Date, the aggregate then unpaid principal amount of such Lender’s Delayed Draw Term Loans and (ii) the amount of such Lender’s Revolving Commitment then in effect or, if the Revolving Commitments have been terminated, the amount of such Lender’s Revolving Extensions of Credit then outstanding. “Aggregate Exposure Percentage” means with respect to any Lender at any time, the ratio (expressed as a percentage) of such Lender’s Aggregate Exposure at such time to the Aggregate Exposure of all Lenders at such time. “Agreement” means this Credit Agreement.

2 “Alternative Currency” means each of Canadian Dollar, Euro, Hong Kong Dollar, Mexican Peso, Sterling, Swiss Franc, Yen and each other currency (other than Dollars) that is approved in accordance with Section 1.06. “Alternative Currency Equivalent” means, at any time, with respect to any amount denominated in Dollars, the equivalent amount thereof in the applicable Alternative Currency as determined by the Administrative Agent or the Issuing Lender, as the case may be, at such time on the basis of the Spot Rate (determined in respect of the most recent Revaluation Date) for the purchase of such Alternative Currency with Dollars. “Alternative Currency Sublimit” means an amount equal to the lesser of the Revolving Commitment and $80,000,000. The Alternative Currency Sublimit is part of, and not in addition to, the Revolving Commitment. “Anti-Corruption Laws” means all laws, rules and regulations of any jurisdiction applicable to the Company or its Subsidiaries from time to time concerning or relating to bribery or corruption. “Applicable Foreign Loan Party Documents” has the meaning specified in Section 5.25(a). “Applicable Payment Office” means the office specified from time to time by the Administrative Agent as its Applicable Payment Office by notice to the Company and the relevant Lenders (it being understood that such Applicable Payment Office shall mean (i) with respect to Loans denominated in Dollars, the office of the Administrative Agent specified in Section 10.2 or such other office as may be specified from time to time by the Administrative Agent to the Company and each Lender and (ii) with respect to Loans denominated in an Alternative Currency, the office, branch, affiliate or correspondent bank of the Administrative Agent for such currency as specified from time to time by the Administrative Agent to the Company and each Lender, until otherwise notified by the Administrative Agent). “Applicable Rate” means, from time to time, the following percentages per annum, based upon the Total Leverage Ratio as set forth in the most recent Compliance Certificate received by the Administrative Agent pursuant to Section 6.02(a): Level Total Leverage Ratio Commitment Fee Eurocurrency Rate/CDOR Rate/HIBOR Rate/ Mexican Peso Rate Standby Letter of Credit Fee Commercial Letter of Credit and Bankers’ Acceptance Fees Base Rate I Greater than or equal to 4.00x 0.45% 2.75% 2.75% 1.375% 1.75% II Less than 4.00x but greater than or equal to 3.25x 0.40% 2.50% 2.50% 1.25% 1.50% III Less than 3.25 but greater than or equal to 2.50x 0.35% 2.25% 2.25% 1.125% 1.25% IV Less than 2.50x but greater than or equal to 1.75x 0.30% 2.00% 2.00% 1.00% 1.00%

3 V Less than 1.75x but greater than or equal to 1.00x 0.25% 1.75% 1.75% 0.875% 0.75% VI Less than 1.00x 0.20% 1.50% 1.50% 0.75% 0.50% Any increase or decrease in the Applicable Rate resulting from a change in the Total Leverage Ratio shall become effective as of the first Business Day immediately following the date a Compliance Certificate is delivered pursuant to Section 6.02(a); provided, that (a) subject to clause (b) below, the Applicable Rate in effect from the Closing Date through the first Business Day immediately following the date on which a Compliance Certificate for the fiscal quarter ended March 31, 2015 is delivered shall be determined based upon Pricing Level VI and (b) if a Compliance Certificate is not delivered when due in accordance with Section 6.02(a), then Pricing Level I shall apply as of the first Business Day after the date on which such Compliance Certificate was required to have been delivered until such time as the Compliance Certificate is delivered. For Incremental Term Loans, such per annum rates as shall be agreed to by the applicable Borrower and the applicable Incremental Term Lenders as shown in the applicable Increased Facility Activation Notice. “Applicant Borrower” has the meaning specified in Section 2.25(a). “Application” means an application, in such form as the applicable Issuing Lender may specify from time to time, requesting the applicable Issuing Lender to open a Letter of Credit or BA. “Approved Fund” has the meaning specified in Section 10.06(b). “Approved Restructuring Charges” means cash or non-cash restructuring charges incurred by the Company and/or its Subsidiaries in an aggregate amount not to exceed $5,000,000 during the term of this Agreement; provided that the aggregate amount of cash restructuring charges during the term of this Agreement shall not exceed $3,750,000 without the consent of the Administrative Agent. “Assignment and Assumption” means an Assignment and Assumption, substantially in the form of Exhibit B. “Attributable Indebtedness” means, on any date, (a) in respect of any capital lease of any Person, the capitalized amount thereof that would appear on a balance sheet of such Person prepared as of such date in accordance with GAAP, and (b) in respect of any Synthetic Lease Obligation, the capitalized amount of the remaining lease payments under the relevant lease that would appear on a balance sheet of such Person prepared as of such date in accordance with GAAP if such lease were accounted for as a capital lease. “Audited Financial Statements” means the audited consolidated balance sheet of the Company and its Subsidiaries for the fiscal year ended March 31, 2014, and the related consolidated statements of income or operations, shareholders’ equity and cash flows for such fiscal year of the Company and its Subsidiaries, including the notes thereto. “Available Revolving Commitment” means as to any Revolving Lender at any time, an amount equal to the excess, if any, of (a) such Lender’s Revolving Commitment then in effect over (b) such Lender’s Revolving Extensions of Credit then outstanding; provided, that in calculating any Lender’s Revolving Extensions of Credit for the purpose of determining such Lender’s Available Revolving

4 Commitment pursuant to Section 2.08(a), the aggregate principal amount of Swingline Loans then outstanding shall be deemed to be zero. “Bank Product Obligations” means every obligation of the Company and its Subsidiaries under and in respect of any (a) Swap Contract with the Administrative Agent, any Lender or any Affiliate thereof, or any Person that was a Lender or Affiliate thereof at the time of making such Swap Contract, to which the Company or such Subsidiary is a party or which the Company or such Subsidiary has guaranteed and (b) one or more of the following types of services or facilities (or with respect to Cash Management Services, any Person that was a Lender or Affiliate thereof at the time of making such Cash Management Services) extended to the Company or such Subsidiary (or which the Company or such Subsidiary has guaranteed) by the Administrative Agent, any Lender or any Affiliate thereof : (i) credit and purchase cards, (ii) lease financing or related services, (iii) Cash Management Services, and (iv) electronic business-to-business payment arrangements (and any corresponding float financing on accounts payable related thereto). “Bankers’ Acceptance” or “BA” means a time draft, drawn by the beneficiary under an Acceptance Credit and accepted by the applicable Issuing Lender upon presentation of documents by the beneficiary of an Acceptance Credit pursuant to Article III hereof, in the standard form for bankers’ acceptances of the applicable Issuing Lender. “Bankers’ Acceptance” or “BA” shall include Existing Bankers’ Acceptances. “Bankruptcy Event” means with respect to any Person, such Person becomes, in any relevant jurisdiction, the subject of a bankruptcy or insolvency proceeding, or has had a receiver, conservator, trustee, administrator, custodian, assignee for the benefit of creditors or similar Person charged with the reorganization or liquidation of its business appointed for it, or, in the good faith determination of the Administrative Agent, has taken any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any such proceeding or appointment, provided that a Bankruptcy Event shall not result solely by virtue of any ownership interest, or the acquisition of any ownership interest, in such Person by a Governmental Authority or instrumentality thereof, provided, further, that such ownership interest does not result in or provide such Person with immunity from the jurisdiction of courts within the United States or from the enforcement of judgments or writs of attachment on its assets or permit such Person (or such Governmental Authority or instrumentality) to reject, repudiate, disavow or disaffirm any contracts or agreements made by such Person. “Base Rate” means for any day, a rate per annum (rounded upwards, if necessary, to the next 1/16 of 1%) equal to the greatest of (a) the Prime Rate in effect on such day, (b) the Federal Funds Effective Rate in effect on such day plus ½ of 1% and (c) the Eurocurrency Rate on such day (or, if such day is not a Business Day, the next preceding Business Day) for a deposit in Dollars with a maturity of one month plus 1.0%. Any change in the Base Rate due to a change in the Prime Rate, the Federal Funds Effective Rate or such Eurocurrency Rate shall be effective as of the opening of business on the day of such change in the Prime Rate, the Federal Funds Effective Rate or such Eurocurrency Rate, respectively. “Base Rate Loan” means a Loan that bears interest based on the Base Rate. All Base Rate Loans shall be denominated in Dollars. “Borrower” and “Borrowers” each has the meaning specified in the introductory paragraph hereto. “Borrower Materials” has the meaning specified in Section 6.02.

5 “Borrowing” means the borrowing of a Delayed Draw Term Loan, Revolving Loan or Swingline Loan, as the context may require. “Borrowing Date” means any Business Day specified by the Company as a date on which a Borrower requests the relevant Lenders to make Revolving Loans hereunder. “Business Day” means a day other than a Saturday, Sunday or other day on which commercial banks in New York City and London are authorized or required by law to close; provided, that (a) if such day relates to any Revolving Loan denominated in a currency other than Dollars or Euros, such term shall also mean any such day on which dealings in deposits in the relevant currency are conducted by and between banks in the applicable foreign currency or foreign exchange interbank market but shall exclude any day on which banks are not open for general business in the principal financial center of the country of that currency, (b) if such day relates to any Revolving Loan denominated in Euro, such term shall also mean a Target Operating Day that is also a London Business Day, and (c) if such day relates to any Eurocurrency Rate Loan in Dollars, such term shall mean a day other than a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required by law to close which is also a London Business Day. “Canadian Dollar” means the lawful currency of Canada. “Capital Lease Obligations” of any Person means the obligations of such Person to pay rent or other amounts under any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, which obligations are required to be classified and accounted for as capital leases on a balance sheet of such Person under GAAP, and the amount of such obligations shall be the capitalized amount thereof determined in accordance with GAAP. “Cash Management Services” means any services provided from time to time by the Administrative Agent, any Lender or any Affiliate thereof to the Company or any Subsidiary (or guaranteed by the Company or any Subsidiary) in connection with operating, collections, payroll, trust, or other depository or disbursement accounts, including automatic clearinghouse, controlled disbursement, depository, electronic funds transfer, information reporting, lockbox, stop payment, overdraft and/or wire transfer services. “CDOR Rate” means for any Loans in Canadian Dollars, the CDOR Screen Rate or, if applicable pursuant to the terms of Section 2.16, the applicable Reference Bank Rate. “CDOR Screen Rate” means with respect to any Interest Period for any Loans in Canadian Dollars, the average rate for bankers acceptances as administered by the Investment Industry Regulatory Organization of Canada (or any other Person that takes over the administration of that rate) with a tenor equal in length to such Interest Period, as displayed on CDOR page of the Reuters screen or, in the event such rate does not appear on such Reuters page, on any successor or substitute page on such screen or service that displays such rate, or on the appropriate page of such other information service that publishes such rate as shall be selected from time to time by the Administrative Agent in its reasonable discretion. “Change of Control” means an event or series of events by which: (a) any “person” or “group” (as such terms are used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, but excluding any employee benefit plan of such person or its subsidiaries, and any person or entity acting in its capacity as trustee, agent or other fiduciary or administrator of any such plan) becomes the “beneficial owner” (as defined in Rules 13d-3 and 13d-5 under the Securities Exchange Act of 1934, except that a person or group shall be deemed to have

6 “beneficial ownership” of all securities that such person or group has the right to acquire, whether such right is exercisable immediately or only after the passage of time (such right, an “option right”)), directly or indirectly, of 25% or more of the equity securities of the Company entitled to vote for members of the board of directors or equivalent governing body of the Company on a fully-diluted basis (and taking into account all such securities that such person or group has the right to acquire pursuant to any option right); (b) during any period of 12 consecutive months, a majority of the members of the board of directors or other equivalent governing body of the Company cease to be composed of individuals (i) who were members of that board or equivalent governing body on the first day of such period, (ii) whose election to that board or equivalent governing body was approved by individuals referred to in clause (i) above constituting at the time of such election at least a majority of that board or equivalent governing body or (iii) whose election to that board or other equivalent governing body was approved by individuals referred to in clauses (i) and (ii) above constituting at the time of such election at least a majority of that board or equivalent governing body (excluding, in the case of both clause (ii) and clause (iii), any individual whose initial or assumption of office as, a member of that board or equivalent governing body occurs as a result of an actual or publicly threatened solicitation of proxies or consents for the election or removal of one or more directors by any person or group other than a solicitation for the election of one or more directors by or on behalf of the board of directors); (c) any Person or two or more Persons acting in concert shall have acquired by contract or otherwise, or shall have entered into a contract or arrangement that, upon consummation thereof, will result in its or their acquisition of the power to exercise, directly or indirectly, a controlling influence over the management or policies of the Company, or control over the equity securities of the Company entitled to vote for members of the board of directors or equivalent governing body of the Company on a fully- diluted basis (and taking into account all such securities that such Person or group has the right to acquire pursuant to any option right) representing 25% or more of the combined voting power of such securities; (d) the Company shall cease to have beneficial ownership (as defined in Rule 13d-3 under the Exchange Act) of 100% of the aggregate voting power of the Equity Interest of each other Loan Party, free and clear of all Liens (other than any Liens granted hereunder and Liens permitted under Section 7.01); or (e) a “Change of Control” shall occur under the Senior Subordinated Note Indenture. “Closing Date” means January 23, 2015. “Co-Documentation Agents” means Citizens Bank, N.A. and M&T Bank. “Co-Syndication Agents” means Merrill Lynch, Pierce, Fenner & Smith Incorporated and PNC Capital Markets LLC. “Code” means the Internal Revenue Code of 1986. “COF Rate” has the meaning specified in Section 2.16(b). “Collateral” means all of the property, rights and interests of the Loan Parties and their Subsidiaries that are or are intended to be subject to the Liens created by the Security Documents. “Commitment” means as to any Lender, the sum of the Delayed Draw Term Commitment and the Revolving Commitment of such Lender.

7 “Commitment Fee Rate” means the rate set forth in the Applicable Rate grid. “Company” has the meaning specified in the introductory paragraph hereto. “Compliance Certificate” means a certificate substantially in the form of Exhibit A. “Connection Income Taxes” means Other Connection Taxes that are imposed on or measured by net income (however denominated) or that are franchise Taxes or branch profits Taxes. “Consolidated EBITDA” means, for any period and without duplication, (a) Consolidated Net Income for such period, plus (b) to the extent deducted in calculating Consolidated Net Income and without duplication (i) income taxes expensed during such period, (ii) Interest Expense during such period, (iii) depreciation, amortization and other Non-Cash Charges accrued for such period, (iv) Approved Restructuring Charges incurred during such period, (v) the amount of any premium paid on the repurchase of the Senior Subordinated Notes, (vi) non-cash losses from any Recovery Event, Disposition or discontinued operation during such period, and (vii) non cash losses arising from mark-to-market hedging arrangements, minus (c) to the extent such items were added in calculating Consolidated Net Income (i) extraordinary gains during such period, (ii) gains from any Recovery Event, Disposition, or discontinued operation during such period, (iii) interest and other income (excluding interest and other income related to CM Insurance Company, Inc.) during such period, (iv) Federal, state, local and foreign income tax credits of the Company and its Subsidiaries for such period, and (v) all non-cash items for such period (including, without limitation, non cash gains arising from mark-to-market hedging arrangements). “Consolidated Net Income” means, for any period, for the Company and its Subsidiaries on a consolidated basis in accordance with GAAP, the net income of the Company and its Subsidiaries. “Contractual Obligation” means, as to any Person, any provision of any security issued by such Person or of any agreement, instrument or other undertaking to which such Person is a party or by which it or any of its property is bound. “Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. “Controlling” and “Controlled” have meanings correlative thereto. “Copyright Agreement” means any grant of security interest in copyrights owned by any Loan Party, made by any Loan Party in favor of the Administrative Agent, or any of its predecessors. “Credit Party” means the Administrative Agent, each Issuing Lender, the Swingline Lender or any other Lender and, for the purposes of Section 10.13 only, any other Agent and the Joint Lead Arrangers. “CRR” means the Council Regulation (EU) No 575/2013 of the European Parliament and of the Council of 26 June 2013 on prudential requirements for credit institutions and investment firms and amending Regulation (EU) No 648/2012. “Debtor Relief Laws” means the Bankruptcy Code of the United States, and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief Laws of the United States or other applicable jurisdictions from time to time in effect and affecting the rights of creditors generally.

8 “Default” means any event or condition that constitutes an Event of Default or that, with the giving of any notice, the passage of time, or both, would be an Event of Default. “Defaulting Lender” means, subject to Section 2.23, any Lender that, as determined by the Administrative Agent, (a) has failed to perform its obligation to (i) fund all or any portion of its Loans, within two Business Days of the date such Loans were required to be funded by it hereunder, unless such Lender notifies the Administrative Agent and the Borrowers in writing that such failure is the result of such Lender’s determination that one or more conditions precedent to funding (each of which conditions precedent, together with any applicable default, shall be specifically identified in such writing) has not been satisfied, or (ii) pay to the Administrative Agent, the Issuing Lender, the Swingline Lender or any other Lender any other amount required to be paid by it hereunder (including in respect of its participation in Letters of Credit or Swingline Loans) within two Business Days of the date when due, (b) has notified the Borrowers, the Administrative Agent, the Issuing Lender or the Swingline Lender in writing that it does not intend to comply with its funding obligations hereunder, or has made a public statement to that effect (unless such writing or public statement relates to such Lender’s obligation to fund a Loan hereunder and states that such position is based on such Lender’s determination that a condition precedent to funding (which condition precedent, together with any applicable default, shall be specifically identified in such writing or public statement) cannot be satisfied), (c) has failed, within three Business Days after written request by the Administrative Agent or the Borrowers, to confirm in writing to the Administrative Agent and the Borrowers that it will comply with its prospective funding obligations hereunder (provided that such Lender shall cease to be a Defaulting Lender pursuant to this clause (c) upon receipt of such written confirmation by the Administrative Agent and the Borrowers), or (d) has, or has a direct or indirect parent company that has become the subject of a Bankruptcy Event; provided that a Lender shall not be a Defaulting Lender solely by virtue of the ownership or acquisition of any Equity Interest in that Lender or any direct or indirect parent company thereof by a Governmental Authority so long as such ownership interest does not result in or provide such Lender with immunity from the jurisdiction of courts within the United States or from the enforcement of judgments or writs of attachment on its assets or permit such Lender (or such Governmental Authority) to reject, repudiate, disavow or disaffirm any contracts or agreements made with such Lender. Any determination by the Administrative Agent that a Lender is a Defaulting Lender under any one or more of clauses (a) through (d) above, and of the effective date of such status, shall be conclusive and binding absent manifest error, and such Lender shall be deemed to be a Defaulting Lender (subject to Section 2.23) as of the date established therefor by the Administrative Agent in a written notice of such determination, which shall be delivered by the Administrative Agent to the Company, the Issuing Lender, the Swingline Lender and each other Lender promptly following such determination. “Delayed Draw Term Commitment” means as to any Delayed Draw Term Lender, the obligation of such Delayed Draw Lender, if any, to make a Delayed Draw Term Loan to the Company in a principal amount not to exceed the amount set forth under the heading “Delayed Draw Term Commitment” opposite such Delayed Draw Term Lender’s name on Schedule 2.01. The original aggregate amount of the Delayed Draw Term Commitments is $125,000,000. For the avoidance of doubt, the Delayed Draw Term Loans shall be denominated in Dollars only. “Delayed Draw Term Lender” means each Lender that has a Delayed Draw Term Commitment or that holds a Delayed Draw Term Loan. “Delayed Draw Term Loan” has the meaning specified in Section 2.01. “Delayed Draw Term Loan Availability Period” means the period commencing on the Closing Date and ending 90 days thereafter.

9 “Delayed Draw Term Loan Borrowing Date” means any Business Day specified by the Company as a date on which the Company requests the relevant Delayed Draw Term Lenders to make Delayed Draw Term Loans hereunder. “Delayed Draw Term Loan Maturity Date” means the date that is five years after the Delayed Draw Term Loan Borrowing Date. “Delayed Draw Term Percentage” means as to any Delayed Draw Term Lender at any time, the percentage which such Lender’s Delayed Draw Term Commitment then constitutes of the aggregate Delayed Draw Term Commitments (or, at any time after the Delayed Draw Term Loan Borrowing Date, the percentage which the aggregate principal amount of such Delayed Draw Term Lender’s Delayed Draw Term Loans then outstanding constitutes of the aggregate principal amount of the Delayed Draw Term Loans then outstanding). “Designated Borrower” has the meaning specified in the introductory paragraph hereto. “Designated Borrower Notice” has the meaning specified in Section 2.25(a). “Designated Borrower Request and Assumption Agreement” has the meaning specified in Section 2.25(a). “Disposition” or “Dispose” means the sale, transfer, license, lease or other disposition (including any sale and leaseback transaction) of any property by any Person, including any sale, assignment, transfer or other disposal, with or without recourse, of any notes or accounts receivable or any rights and claims associated therewith. “Dollar” and “$” mean lawful money of the United States. “Dollar Equivalent” means, at any time, (a) with respect to any amount denominated in Dollars, such amount, and (b) with respect to any amount denominated in any Alternative Currency, the equivalent amount thereof in Dollars as determined by the Administrative Agent or the Issuing Lender, as the case may be, at such time on the basis of the Spot Rate (determined in respect of the most recent Revaluation Date) for the purchase of Dollars with such Alternative Currency. The Dollar Equivalent at any time of the amount of any Letter of Credit, Bankers’ Acceptance or Loan denominated in an Alternative Currency shall be the amount most recently determined as provided in Section 1.05. “Domestic Loan Party” means a Loan Party that is organized under the laws of any political subdivision of the United States. “Domestic Loan Party Obligations” means Obligations of the Domestic Loan Parties. “Domestic Subsidiary” means any Subsidiary that is organized under the laws of any political subdivision of the United States. “Dutch Borrower” has the meaning specified in the introductory paragraph hereto. “Dutch Insolvency Event” means any bankruptcy (faillissement), suspension of payments (surseance van betaling), administration (onderbewindstelling), dissolution (ontbinding) and any other event whereby the relevant company is limited in the right to dispose of its assets under the laws of the Netherlands.

10 “EMU” means the economic and monetary union in accordance with the Treaty of Rome 1957, as amended by the Single European Act 1986, the Maastricht Treaty of 1992 and the Amsterdam Treaty of 1998. “EMU Legislation” means the legislative measures of the European Council for the introduction of, changeover to or operation of a single or unified European currency. “Environmental Indemnity Agreement” means that certain Environmental Indemnity Agreement, dated as of January 23, 2015 among the Company, Yale Industrial Products, Inc., Crane Equipment & Service, Inc., Unified Industries Inc. and the Administrative Agent, as amended, modified and/or restated from time to time. “Environmental Laws” means any and all Federal, state, local, and foreign statutes, laws, regulations, ordinances, rules, judgments, orders, decrees, permits, concessions, grants, franchises, licenses, agreements or governmental restrictions relating to pollution and the protection of the environment or the release of any materials into the environment, including those related to hazardous substances or wastes, air emissions and discharges to water or public wastewater treatment systems, applicable in, or pursuant to the laws of, any jurisdiction. “Environmental Liability” means any liability, contingent or otherwise (including any liability for damages, costs of environmental remediation, fines, penalties or indemnities), of the Company, any other Loan Party or any of their respective Subsidiaries directly or indirectly resulting from or based upon (a) violation of any Environmental Law, (b) the generation, use, handling, transportation, storage, treatment or disposal of any Hazardous Materials, (c) exposure to any Hazardous Materials, (d) the release or threatened release of any Hazardous Materials into the environment or (e) any contract, agreement or other consensual arrangement pursuant to which liability is assumed or imposed with respect to any of the foregoing. “Equity Interests” means, with respect to any Person, all of the shares of capital stock of (or other ownership or profit interests in) such Person, all of the warrants, options or other rights for the purchase or acquisition from such Person of shares of capital stock of (or other ownership or profit interests in) such Person, all of the securities convertible into or exchangeable for shares of capital stock of (or other ownership or profit interests in) such Person or warrants, rights or options for the purchase or acquisition from such Person of such shares (or such other interests), and all of the other ownership or profit interests in such Person (including partnership, member or trust interests therein), whether voting or nonvoting, and whether or not such shares, warrants, options, rights or other interests are outstanding on any date of determination. “ERISA” means the Employee Retirement Income Security Act of 1974, as amended. “ERISA Affiliate” means any trade or business (whether or not incorporated) under common control with the Company within the meaning of Section 414(b) or (c) of the Code (and Sections 414(m) and (o) of the Code for purposes of provisions relating to Section 412 of the Code). “ERISA Event” means (a) a Reportable Event with respect to a Pension Plan; (b) the withdrawal of the Company or any ERISA Affiliate from a Pension Plan subject to Section 4063 of ERISA during a plan year in which such entity was a “substantial employer” as defined in Section 4001(a)(2) of ERISA or a cessation of operations that is treated as such a withdrawal under Section 4062(e) of ERISA; (c) a complete or partial withdrawal by the Company or any ERISA Affiliate from a Multiemployer Plan or notification that a Multiemployer Plan is in reorganization; (d) the filing of a notice of intent to terminate, the treatment of a Pension Plan amendment as a termination under Section 4041 or 4041A of ERISA; (e)

11 the institution by the PBGC of proceedings to terminate a Pension Plan; (f) any event or condition which constitutes grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan; (g) the determination that any Pension Plan is considered an at-risk plan or a plan in endangered or critical status within the meaning of Sections 430, 431 and 432 of the Code or Sections 303, 304 and 305 of ERISA; or (h) the imposition of any liability under Title IV of ERISA, other than for PBGC premiums due but not delinquent under Section 4007 of ERISA, upon the Company or any ERISA Affiliate. “Euro” and “EUR” mean the lawful currency of the Participating Member States introduced in accordance with the EMU Legislation. “Eurocurrency Base Rate” means (A) with respect to any Eurocurrency Rate Loan for any applicable currency (other than a Non-Quoted Currency and Mexican Peso) and for any Interest Period, the London interbank offered rate as administered by the ICE Benchmark Administration (or any other Person that takes over the administration of such rate) for Dollars/the relevant currency for a period equal in length to such Interest Period as displayed on pages LIBOR01 or LIBOR02 of the Reuters Screen that displays such rate (or, in the event such rate does not appear on a Reuters page or screen, on any successor or substitute page on such screen that displays such rate, or on the appropriate page of such other information service that publishes such rate from time to time as selected by the Administrative Agent in its reasonable discretion; in each case, the “LIBOR Screen Rate”) at approximately 11:00 A.M., London time, two Business Days prior to the commencement of such Interest Period (or in the case of any Eurocurrency Rate Loan denominated in Sterling, on the same day as the commencement of such Interest Period) and (B) with respect to any Eurocurrency Rate Loan for a Non-Quoted Currency and for any Interest Period, the applicable Local Screen Rate for such Non-Quoted Currency as of the Specified Time and on the Quotation Day for such Non-Quoted Currency and Interest Period; provided that if the LIBOR Screen Rate or a Local Screen Rate, as applicable, shall be less than zero, such rate shall be deemed to be zero for the purposes of this Agreement; provided further that if the LIBOR Screen Rate or a Local Screen Rate, as applicable, shall not be available at such time for such Interest Period (an “Impacted Interest Period”) with respect to the applicable currency, then the Eurocurrency Base Rate shall be the Interpolated Rate (provided that if any Interpolated Rate shall be less than zero, such rate shall be deemed to be zero for purposes at such time); provided further that if the Screen Rate shall be less than zero, such rate shall be deemed to be zero for purposes of this Agreement); provided further that if the applicable Screen Rate shall not be available for such Interest Period and/or for the applicable currency with respect to such Eurocurrency Rate Loan for any reason and the Administrative Agent shall determine that it is not possible to determine the Interpolated Rate (which conclusion shall be conclusive and binding absent manifest error), then the applicable Reference Bank Rate shall be the Eurocurrency Base Rate for such Interest Period for such Eurocurrency Rate Loan subject to Section 2.16. “Eurocurrency Tranche” means the collective reference to Eurocurrency Rate Loans of the same currency under a particular Facility the then current Interest Periods with respect to all of which begin on the same date and end on the same later date (whether or not such Loans shall originally have been made on the same day). “Eurocurrency Rate Loan” means Loans the rate of interest applicable to which is based upon the Eurocurrency Rate. All Revolving Loans denominated in an Alternative Currency must be Eurocurrency Rate Loans. “Eurocurrency Rate” means with respect to each day during each Interest Period pertaining to a Eurocurrency Rate Loan, a rate per annum determined for such day in accordance with the following formula: Eurocurrency Base Rate

12 1.00 - Eurocurrency Reserve Requirements “Eurocurrency Reserve Requirements” means for any day as applied to a Eurocurrency Rate Loan, the aggregate (without duplication) of the maximum rates (expressed as a decimal fraction) of reserve requirements in effect on such day (including basic, supplemental, marginal and emergency reserves) under any regulations of the FRB or other Governmental Authority having jurisdiction with respect thereto dealing with reserve requirements prescribed for eurocurrency funding (currently referred to as “Eurocurrency Liabilities” in Regulation D of the Board) maintained by a member bank of the Federal Reserve System. “Event of Default” has the meaning specified in Section 8.01. “Excluded Taxes” means, any of the following Taxes imposed on or with respect to any Credit Party or required to be withheld or deducted from a payment to a Credit Party, (a) Taxes imposed on or measured by net income (however denominated), franchise Taxes, and branch profits Taxes, in each case, (i) imposed as a result of such Credit Party being organized under the laws of, or having its principal office or, in the case of any Lender, its Lending Office located in, the jurisdiction imposing such Tax (or any political subdivision thereof) or (ii) that are Other Connection Taxes, (b) in the case of a Lender, U.S. federal withholding Taxes imposed on amounts payable to or for the account of such Lender with respect to an applicable interest in a Loan or Commitment pursuant to a law in effect on the date on which (i) such Lender acquires such interest in the Loan or Commitment (other than pursuant to an assignment request by the Company under Section 2.22) or (ii) such Lender changes its Lending Office, except in each case to the extent that, pursuant to Section 2.19(a) or (d), amounts with respect to such Taxes were payable either to such Lender’s assignor immediately before such Lender acquired the applicable interest in a Loan or Commitment or to such Lender immediately before it changed its Lending Office, (c) Taxes attributable to such Credit Party’s failure to comply with Section 2.19(f) and (d) any U.S. federal withholding Taxes imposed pursuant to FATCA. “Existing Bankers’ Acceptances” means each Bankers’ Acceptance issued by Bank of America, N.A. (including any Bankers’ Acceptance deemed to be issued) under the Existing Credit Agreement and listed on Schedule 1.01. “Existing Credit Agreement” means that certain Fifth Amended and Restated Credit Agreement, dated as of October 19, 2012, as amended to the date hereof, among the Company, Bank of America, N.A., as the administrative agent and the other lenders and agents party thereto. “Existing Letters of Credit” means any Letter of Credit issued by Bank of America, N.A. (including any Letter of Credit deemed to be issued) under the Existing Credit Agreement and listed on Schedule 1.01. “Facility” means each of (a) the Delayed Draw Term Commitments and the Delayed Draw Term Loans made thereunder (the “Delayed Draw Term Loan Facility”), (b) the Revolving Commitments and the extensions of credit made thereunder (the “Revolving Facility”) and (c) the Incremental Term Loans (the “Incremental Term Facility”). “FASB ASC” means the Accounting Standards Codification of the Financial Accounting Standards Board. “FATCA” means Sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to

13 comply with), any current or future regulations or official interpretations thereof, intergovernmental agreements entered into pursuant to the foregoing, and any agreements entered into pursuant to Section 1471(b)(1) of the Code. “Federal Funds Effective Rate”: for any day, the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day that is a Business Day, the average of the quotations for the day of such transactions received by JPMorgan Chase Bank, N.A. from three federal funds brokers of recognized standing selected by it; provided that if the Federal Funds Effective Rate shall be less than zero, such rate shall be deemed to be zero for purposes of this Agreement. “Fee Payment Date” means ( a) the third Business Day following the last day of each March, June, September and December and (b) the last day of the Revolving Commitment Period. “Fixed Charge Coverage Ratio” means, as of any date of determination, the ratio of (a) (i) Consolidated EBITDA for the Reference Period ended on such date, minus (ii) the aggregate amount of all maintenance capital expenditures during such Reference Period, minus (iii) the aggregate amount paid, or required to be paid (without duplication), in cash (but in no event less than zero in the aggregate) in respect of the current portion of all income taxes for such Reference Period, minus (iv) the aggregate amount of all Restricted Payments (other than Restricted Payments described in clauses (iv), (v) and (vi) of the definition thereof) made in cash by the Company during such Reference Period to (b) the sum for the Company and its Subsidiaries (determined on a consolidated basis without duplication in accordance with GAAP), of (i) the aggregate amount of Interest Expense for such Reference Period (exclusive of Interest Expense consisting of non-cash liabilities arising from mark-to-market hedging arrangements), minus, to the extent included in Interest Expense, the amortization during such Reference Period of financing costs incurred in connection with Indebtedness, plus (ii) the aggregate amount of regularly scheduled payments of principal in respect of Indebtedness for borrowed money (including the principal component of any payments in respect of Capital Lease Obligations, but excluding any payments made in respect of the Senior Subordinated Notes pursuant to Section 7.06(f)) paid or required to be paid during such Reference Period; provided, that, in the event of an acquisition permitted by Section 7.02 made during any Reference Period, the foregoing ratio shall be calculated on a pro forma basis as if such acquisition had occurred on the first day of such Reference Period, with such pro forma adjustments (x) as may be required or permitted to be reflected in pro forma financial statements pursuant to Article 11 of Regulation S-X or (y) as may otherwise be reasonably satisfactory to the Administrative Agent. “Foreign Borrower” means the Dutch Borrower, the German Borrower and any Designated Borrower that is a Foreign Subsidiary. “Foreign Borrower Sublimit” means the lesser of (a) $80,000,000 and (b) the Revolving Commitment. The Foreign Borrower Sublimit is part of, and not in addition to, the Revolving Commitment. “Foreign Government Scheme or Arrangement” has the meaning specified in Section 5.12(e). “Foreign Lender” means, (a) if the applicable Borrower is a U.S. Person, a Lender that is not a U.S. Person, and (b) if the applicable Borrower is not a U.S. Person, a Lender that is resident or organized under the Laws of a jurisdiction other than that in which such Borrower is resident for tax purposes. For purposes of this definition, the United States, each State thereof and the District of Columbia shall be deemed to constitute a single jurisdiction.

14 “Foreign Loan Party” means a Loan Party that is organized under the laws of a jurisdiction other than the United States, a State thereof or the District of Columbia. “Foreign Loan Party Obligations” means Obligations of each Foreign Loan Party. “Foreign Plan” has the meaning specified in Section 5.12(e). “Foreign Subsidiary” means any Subsidiary that is organized under the laws of a jurisdiction other than the United States, a State thereof or the District of Columbia. “FRB” means the Board of Governors of the Federal Reserve System of the United States (or any successor). “Funding Office” means the office of the Administrative Agent specified in Section 10.2 or such other office as may be specified from time to time by the Administrative Agent as its funding office by written notice to the Company and the Lenders. “GAAP” means (a) generally accepted accounting principles in the United States set forth in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or such other principles as may be approved by a significant segment of the accounting profession in the United States, or (b) in the case of Foreign Subsidiaries, generally accepted accounting principles in effect from time to time in their respective jurisdictions of organization, each as applicable to the circumstances as of the date of determination, consistently applied. “German Borrower” has the meaning specified in the introductory paragraph hereto. “Governmental Authority” means the government of the United States or any other nation, or of any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including any supra- national bodies such as the European Union or the European Central Bank). “Guarantee” means, as to any Person, any (a) obligation, contingent or otherwise, of such Person guaranteeing or having the economic effect of guaranteeing any Indebtedness or other obligation payable or performable by another Person (the “primary obligor”) in any manner, whether directly or indirectly, and including any obligation of such Person, direct or indirect, (i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other obligation, (ii) to purchase or lease property, securities or services for the purpose of assuring the obligee in respect of such Indebtedness or other obligation of the payment or performance of such Indebtedness or other obligation, (iii) to maintain working capital, equity capital or any other financial statement condition or liquidity or level of income or cash flow of the primary obligor so as to enable the primary obligor to pay such Indebtedness or other obligation, or (iv) entered into for the purpose of assuring in any other manner the obligee in respect of such Indebtedness or other obligation of the payment or performance thereof or to protect such obligee against loss in respect thereof (in whole or in part), or (b) Lien on any assets of such Person securing any Indebtedness or other obligation of any other Person, whether or not such Indebtedness or other obligation is assumed by such Person (or any right, contingent or otherwise, of any holder of such Indebtedness to obtain any such Lien). The amount of any Guarantee shall be deemed to be an amount equal to the stated or determinable amount of the related primary obligation, or portion thereof, in respect of which such Guarantee is made or, if not stated or determinable, the maximum

15 reasonably anticipated liability in respect thereof as determined by the guaranteeing Person in good faith. The term “Guarantee” as a verb has a corresponding meaning. “Guarantors” means, collectively, the Company (other than with respect to its Obligations) each Subsidiary of the Company listed as “Guarantor” on the signature pages hereto and each other Person (other than a Borrower) which guaranties the Obligations. With respect to any Domestic Loan Party Obligation, “Guarantor” shall exclude any Foreign Subsidiary of the Company. “Guarantee Agreement” means that certain Guarantee Agreement, dated as of January 23, 2015, from the Company and certain of its Domestic Subsidiaries to the Administrative Agent, as amended, modified and/or restated from time to time. “Hazardous Materials” means all explosive or radioactive substances or wastes and all hazardous or toxic substances, wastes or other pollutants, including petroleum or petroleum distillates, asbestos or asbestos-containing materials, polychlorinated biphenyls, radon gas, infectious or medical wastes and all other substances or wastes of any nature regulated pursuant to any Environmental Law. “HIBOR Rate” means for any Loans in Hong Kong Dollars, the HIBOR Screen Rate or, if applicable pursuant to the terms of Section 2.16, the applicable Reference Bank Rate. “HIBOR Screen Rate” means with respect to any Loan denominated in Hong Kong Dollars and for any Interest Period with respect thereto, the percentage rate per annum designated as “FIXING @ 11.00” (or any replacement designation or, if not designation appears, the arithmetic average (rounded upwards to five decimal places) of the displayed rates) for the relevant period displayed under the heading “HONG KONG INTERBANK OFFERED RATES (HK DOLLAR)” on the Reuters Screen HIBOR1=R Page or HIBOR2=R Page (as appropriate) (or any replacement Reuters page which displays that rate) (in each case the “HIBOR Screen Rate”) as of the Specified Time on the Quotation Day for such Interest Period; provided that if the HIBOR Screen Rate shall be less than zero, such rate shall be deemed to be zero for the purposes of this Agreement; provided further that if an Impacted Interest Period exists with respect to Hong Kong Dollars, then the Eurocurrency Rate shall be the Interpolated Rate; and provided further that if any Interpolated Rate shall be less than zero, such rate shall be deemed to be zero for purposes of this Agreement “Hong Kong Dollar” means the lawful currency of Hong Kong. “Increased Facility Activation Date” means any Business Day on which any Lender shall execute and deliver to the Administrative Agents an Increased Facility Activation Notice pursuant to Section 2.24(a). “Increased Facility Activation Notice” means a notice substantially in the form of Exhibit F-1 or F-2, as applicable. “Increased Facility Closing Date” means any Business Day designated as such in an Increased Facility Activation Notice. “Incremental Term Facility” means as defined in the definition of “Facility”. “Incremental Term Lenders” means (a) on any Increased Facility Activation Date relating to Incremental Term Loans, the Lenders signatory to the relevant Increased Facility Activation Notice and (b) thereafter, each Lender that is a holder of an Incremental Term Loan.

16 “Incremental Term Loans” means any term loans made pursuant to Section 2.24(a). “Incremental Term Maturity Date” means with respect to the Incremental Term Loans to be made pursuant to any Increased Facility Activation Notice, the maturity date specified in such Increased Facility Activation Notice. “Indebtedness” means, as to any Person at a particular time, without duplication, all of the following, whether or not included as indebtedness or liabilities in accordance with GAAP: (a) all obligations of such Person for borrowed money and all obligations of such Person evidenced by bonds, debentures, notes, loan agreements or other similar instruments; (b) all direct or contingent obligations of such Person arising under letters of credit (including standby and commercial), bankers’ acceptances, bank guaranties, surety bonds and similar instruments; (c) net obligations of such Person under any Swap Contract; (d) all obligations of such Person to pay the deferred purchase price of property or services (other than trade accounts payable in the ordinary course of business and, in each case, not past due for more than 90 days after the date on which such trade account payable was created); (e) indebtedness (excluding prepaid interest thereon) secured by a Lien on property owned or being purchased by such Person (including indebtedness arising under conditional sales or other title retention agreements), whether or not such indebtedness shall have been assumed by such Person or is limited in recourse; (f) capital leases and Synthetic Lease Obligations; (g) all obligations of such Person to purchase, redeem, retire, defease or otherwise make any payment in respect of any Equity Interest in such Person or any other Person, valued, in the case of a redeemable preferred interest, at the greater of its voluntary or involuntary liquidation preference plus accrued and unpaid dividends; and (h) all Guarantees of such Person in respect of any of the foregoing. For all purposes hereof, the Indebtedness of any Person shall include the Indebtedness of any partnership or joint venture (other than a joint venture that is itself a corporation or limited liability company) in which such Person is a general partner or a joint venturer, unless such Indebtedness is made expressly non-recourse to such Person. The amount of any net obligation under any Swap Contract on any date shall be deemed to be the Swap Termination Value thereof as of such date. The amount of any capital lease or Synthetic Lease Obligation as of any date shall be deemed to be the amount of Attributable Indebtedness in respect thereof as of such date. “Indemnified Taxes” means (a) Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by or on account of any obligation of any Loan Party under any Loan Document and (b) to the extent not otherwise described in (a), Other Taxes. “Indemnitees” has the meaning specified in Section 10.05.

17 “Insolvency Regulation” means the Council Regulation (EC) No. 1346/2000 29 May 2000 on Insolvency Proceedings. “Intellectual Property Security Agreements” means each Trademark Agreement, Patent Agreement or Copyright Agreement. “Interest Expense” means, for any period, the sum, without duplication, for the Company and its Subsidiaries (determined on a consolidated basis in accordance with GAAP), of the following: (a) all interest in respect of Indebtedness accrued or paid during such period (whether or not actually paid during such period), plus (b) the net amounts paid (or minus the net amounts received) in respect of interest rate Swap Contracts during such period, excluding reimbursement of legal fees and other similar transaction costs and excluding payments required by reason of the early termination of interest rate Swap Contracts in effect on the Closing Date, plus (c) all fees, including letter of credit or bankers’ acceptance fees and expenses, (but excluding reimbursement of legal fees), plus (d) the amortization of financing costs in connection with Indebtedness. “Interest Payment Date” means, (a) as to any Loan other than a Base Rate Loan, the last day of each Interest Period applicable to such Loan and the Delayed Draw Term Loan Maturity Date or the Revolving Termination Date (as applicable); provided, however, that if any Interest Period for a Eurocurrency Rate Loan exceeds three months, the respective dates that fall every three months after the beginning of such Interest Period shall also be Interest Payment Dates; and (b) as to any Base Rate Loan (including a Swingline Loan), the last day of each March, June, September and December and the Delayed Draw Term Loan Maturity Date or the Revolving Termination Date (as applicable). “Interest Period” means, as to any Eurocurrency Rate Loan, CDOR Rate Loan, HIBOR Rate Loan or Mexican Peso Rate Loan, (a) initially, the period commencing on the borrowing date, as the case may be, with respect to (i) such Eurocurrency Rate Loan, CDOR Rate Loan or HIBOR Rate Loan, and ending one, two, three or six (or, if agreed to by all Lenders under the relevant Facility, twelve) months thereafter or (ii) such Mexican Peso Rate Loan, and ending one three or six months thereafter, as selected by the Company in its notice of borrowing, as the case may be, given with respect thereto; and (b) thereafter, each period commencing on the last day of the next preceding Interest Period applicable to (i) such Eurocurrency Rate Loan, CDOR Rate Loan or HIBOR Rate Loan, and ending one, two, three or six (or, if agreed to by all Lenders under the relevant Facility, twelve) months thereafter or (ii) such Mexican Peso Rate Loan, and ending one three or six months thereafter, as selected by the Company by irrevocable notice to the Administrative Agent not later than 11:00 A.M., Local Time, on the date that is (i) three Business Days (in the case of Eurocurrency Rate Loans denominated in Dollars) and (ii) four Business Days (in the case of Eurocurrency Rate Loans denominated in Alternative Currencies, CDOR Rate Loans denominated in Canadian Dollars, HIBOR Rate Loans denominated in Hong Kong Dollars or Mexican Peso Rate Loans denominated in Mexican Pesos) prior to the last day of the then current Interest Period with respect thereto; provided that, all of the foregoing provisions relating to Interest Periods are subject to the following: (i) if any Interest Period would otherwise end on a day that is not a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless the result of such extension would be to carry such Interest Period into another calendar month in which event such Interest Period shall end on the immediately preceding Business Day; (ii) the Borrower may not select an Interest Period under a particular Facility that would extend beyond the Revolving Termination Date or beyond the date final payment is due on the relevant Delayed Draw Term Loans, as the case may be;

18 (iii) any Interest Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of a calendar month; and (iv) the Borrower shall select Interest Periods so as not to require a payment or prepayment of any Eurocurrency Rate Loan, CDOR Rate Loan, HIBOR Rate Loan or Mexican Peso Rate Loan during an Interest Period for such Loan. “Internal Control Event” means a material weakness in, or fraud that involves management or other employees who have a significant role in, the Company’s internal controls over financial reporting, in each case as described in the Securities Laws. “Interpolated Rate” means, at any time, the rate per annum determined by the Administrative Agent (which determination shall be conclusive and binding absent manifest error) to be equal to the rate that results from interpolating on a linear basis between: (a) the Screen Rate for the longest period (for which that Screen Rate is available in Dollars) that is shorter than the Impacted Interest Period and (b) the Screen Rate for the shortest period (for which that Screen Rate is available for Dollars) that exceeds the Impacted Interest Period, in each case, at such time, provided that if the Interpolated Rate shall be less than zero, such rate shall be deemed to be zero for purposes of this Agreement. “Investment” means, as to any Person, any direct or indirect acquisition or investment by such Person, whether by means of (a) the purchase or other acquisition of capital stock or other securities of another Person, (b) a loan, advance or capital contribution to, Guarantee or assumption of debt of, or purchase or other acquisition of any other debt or equity participation or interest in, another Person, including any partnership or joint venture interest in such other Person and any arrangement pursuant to which the investor Guarantees Indebtedness of such other Person, or (c) the purchase or other acquisition (in one transaction or a series of transactions) of assets of another Person that constitute a business unit. For purposes of covenant compliance, the amount of any Investment shall be the amount actually invested, without adjustment for subsequent increases or decreases in the value of such Investment. “IP Rights” has the meaning specified in Section 5.18. “IRS” means the United States Internal Revenue Service. “ISP” means, with respect to any Letter of Credit, the “International Standby Practices 1998” published by the Institute of International Banking Law & Practice, Inc. (or such later version thereof as may be in effect at the time of issuance). “Issuing Lender” means each of JPMorgan Chase Bank, N.A., Bank of America, N.A. and PNC Bank, N.A. and any other Revolving Lender approved by the Administrative Agent and the applicable Borrower that has agreed in its sole discretion to act as an “Issuing Lender” hereunder, or any of their respective affiliates, in each case in its capacity as issuer of any Letter of Credit or BA. Each reference herein to “the Issuing Lender” shall be deemed to be a reference to the relevant Issuing Lender. “Joint Lead Arrangers” means J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and PNC Capital Markets LLC, in their capacities as joint lead arrangers and joint bookrunners. “Laws” means, as to any Person, the Organization Documents of such Person and, collectively, all international, foreign, Federal, state and local statutes, treaties, rules, guidelines, regulations, ordinances, codes and administrative or judicial precedents or authorities, including the interpretation or

19 administration thereof by any Governmental Authority charged with the enforcement, interpretation or administration thereof, and all applicable administrative orders, directed duties, requests, licenses, authorizations and permits of, and agreements with, any Governmental Authority, in each case whether or not having the force of law. “L/C-B/A Commitment” $40,000,000. “L/C-BA Credit Extension” means, with respect to any Letter of Credit or Bankers’ Acceptance, the issuance thereof or extension of the expiry date thereof, or the renewal or increase of the amount thereof. “L/C-B/A Exposure” means at any time, the total L/C-B/A Obligations. The L/C-B/A Exposure of any Revolving Lender at any time shall be its Revolving Percentage of the total L/C-B/A Exposure at such time. “L/C-B/A Obligations” means at any time, an amount equal to the sum of (a) the Dollar Equivalent of the aggregate then undrawn and unexpired amount of the then outstanding Letters of Credit and Bankers’ Acceptances and (b) the Dollar Equivalent of the aggregate amount of drawings under Letters of Credit and Bankers’ Acceptances that have not then been reimbursed pursuant to Section 3.05. “L/C-B/A Participants” means the collective reference to all the Revolving Lenders other than the Issuing Lender. “Lender” has the meaning specified in the introductory paragraph hereto and, as the context requires, includes the Swingline Lender. “Lender Parent” means with respect to any Lender, any Person as to which such Lender is, directly or indirectly, a Subsidiary. “Lending Office” means, as to any Lender, the office or offices of such Lender described as such in such Lender’s Administrative Questionnaire, or such other office or offices as a Lender may from time to time notify the Company and the Administrative Agent. “Letter of Credit” means any letter of credit issued hereunder and shall include the Existing Letters of Credit. Letters of Credit may be issued in Dollars or in an Alternative Currency. A Letter of Credit may be a commercial letter of credit or a standby letter of credit. “Letter of Credit-BA Expiration Date” means the day that is five days prior to the Revolving Termination Date then in effect (or, if such day is not a Business Day, the next preceding Business Day). “LIBOR Screen Rate” has the meaning assigned to it in the definition of “Eurocurrency Base Rate.” “Lien” means, in any jurisdiction, any mortgage, pledge, hypothecation, assignment, exclusive license, deposit arrangement, encumbrance, lien (statutory or other), charge, or preference, priority or other security interest or preferential arrangement in the nature of a security interest of any kind or nature whatsoever (including any conditional sale or other title retention agreement, any easement, right of way or other encumbrance on title to real property, and any financing lease having substantially the same economic effect as any of the foregoing).

20 “Liquidity” means, as of any date of determination, an amount equal to the sum of (a) the unrestricted cash on hand of the Company and its Subsidiaries on such date, plus (b) the result of (i) the Revolving Commitments in effect on such date, minus (ii) the Total Revolving Extensions of Credit on such date. “Loan” means any loan made by any Lender pursuant to this Agreement. “Loan Documents” means this Agreement, each Designated Borrower Request and Assumption Agreement, each Note and each of the Security Documents. “Loan Parties” means, collectively, the Company, the Dutch Borrower, the German Borrower, each Designated Borrower and each Guarantor. “Local Screen Rate” means the CDOR Screen Rate, the HIBOR Screen Rate and the Mexican Peso Rate. “Local Time” means (a) in the case of a Loan, Borrowing or Letter of Credit disbursement denominated in Dollars, New York City time or (b) in the case of a Loan or Borrowing denominated in an Alternative Currency, local time at the place of funding (it being understood that such local time shall mean London, England time unless otherwise notified by the Administrative Agent). “Majority Facility Lenders” means with respect to any Facility, the holders of more than 50% of the aggregate unpaid principal amount of the Delayed Draw Term Loans or the Total Revolving Extensions of Credit, as the case may be, outstanding under such Facility (or, in the case of the Revolving Facility, prior to any termination of the Revolving Commitments, the holders of more than 50% of the Total Revolving Commitments). “Material Acquisition” means a Permitted Acquisition involving aggregate consideration in excess of $100,000,000. “Material Adverse Effect” means (a) a material adverse change in, or a material adverse effect upon, the operations, business, properties, assets, liabilities (actual or contingent), condition (financial or otherwise) or prospects of the Company or the Company and its Subsidiaries taken as a whole; (b) a material impairment of the ability of the Loan Parties, taken as a whole, to perform their obligations under the Loan Documents to which they are party; or (c) a material adverse effect upon the legality, validity, binding effect, enforceability or rights and remedies of the Administrative Agent or the Lenders against the Loan Parties under the Loan Documents. “Material Rental Obligation” means the obligation of the Loan Parties to pay rent under any one or more operating leases with respect to any real or personal property that is material to the business of the Loan Parties and as to which the aggregate amount of all rents payable during any fiscal year exceeds $4,000,000. “Mexican Peso” means the lawful currency of Mexico. “Mexican Peso Rate” means with respect to any Loan denominated in Mexican Pesos and for any Interest Period with respect thereto, the rate per annum equal to the Equilibrium Interbank Interest Rate for a twenty-eight (28) day period (Tasa de Interes Interbancaria de Equilibrio a plazo de 28 dias, or the “TIIE Rate”), as published by Banco de México in the Official Daily of the Federation (Diario Oficial de la Federacion) of Mexico on the Business Day on which such Interest Period is to commence, which such Peso Rate shall be determined by the Administrative Agent. If the TIIE Rate is not available at such time

21 for any reason, then the “Mexican Peso Rate” shall be determined by the Administrative Agent in accordance with Section 2.16; provided that if TIIE Rate is not available at such time for any reason and the Mexican Peso Rate cannot be determined in accordance with Section 2.16 for any reason, then the “Mexican Peso Rate” for the applicable Interest Period shall be the rate per annum determined by the Administrative Agent to be any other similar rate published by Banco de México which Lenders are authorized to use pursuant to Applicable Law. The Mexican Peso Rate shall be determined by the Administrative Agent in good faith after taking into consideration the general market conditions for transactions of the type evidenced by this Agreement and the other Loan Documents and the particular conditions of the Lenders from time to time and consistent with its determination of the Mexican Peso Rate with respect to other credit facilities. “Multiemployer Plan” means any employee benefit plan of the type described in Section 4001(a)(3) of ERISA, to which the Company or any ERISA Affiliate makes or is obligated to make contributions, or during the preceding five plan years, has made or been obligated to make contributions. “Multiple Employer Plan” means a Plan which has two or more contributing sponsors (including the Company or any ERISA Affiliate) at least two of whom are not under common control, as such a plan is described in Section 4064 of ERISA. “Net Cash Proceeds” means: (a) with respect to the sale of any asset by any Loan Party, the excess, if any, of (i) the sum of cash and cash equivalents received in connection with such sale (including any cash received by way of deferred payment pursuant to, or by monetization of, a note receivable or otherwise, but only as and when so received) over (ii) the sum of (A) the principal amount of any Indebtedness that is secured by such asset, so long as the lien securing such Indebtedness is permitted pursuant to Section 7.01, and that is required to be repaid in connection with the sale thereof (other than Indebtedness under the Loan Documents), (B) the out-of-pocket expenses incurred by such Loan Party in connection with such sale and (C) income taxes reasonably estimated to be actually payable within two years of the date of the relevant asset sale as a result of any gain recognized in connection therewith; and (b) with respect to the sale of any capital stock or other equity interest or the incurrence of any Indebtedness by any Loan Party, the excess of (i) the sum of the cash and cash equivalents received in connection with such sale or incurrence over (ii) the underwriting discounts and commissions, and other out-of-pocket expenses, incurred by such Loan Party in connection with such sale or incurrence. “New Lender Supplement” has the meaning assigned to such term in Section 2.24(b). “Non-Cash Charges” means, with respect to any calculation of Consolidated Net Income for any period, all non-cash extraordinary losses and charges deducted in such calculation, as determined in accordance with GAAP (excluding inventory and account receivable write-downs and charge-offs), including, without limitation, non-cash recognition of unrealized declines in the market value of marketable securities recorded in accordance with FASB Statement No. 115, non-cash asset impairment charges recorded in accordance with FASB Statement No. 142 and FASB Statement No. 144, and non- cash restructuring charges. “Non-Defaulting Lender” means, at any time, each Lender that is not a Defaulting Lender at such time. “Non-Public Lender” means:

22 (i) until interpretation of “public” as referred to in the CRR by the relevant authority/ies: an entity that provides repayable funds to the Dutch Borrower or any Dutch Designated Borrower for a minimum initial amount of EUR 100,000 (or its equivalent in another currency) or an entity otherwise qualifying as not forming part of the public; and (ii) following the publication of an interpretation of “public” as referred to in the CRR by the relevant authority/ies: such amount or such criterion as a result of which such entity shall qualify as not forming part of the public. “Non-Quoted Currency” means Canadian Dollars, Hong Kong Dollars and Mexican Pesos. “Note” means the collective reference to any promissory note evidencing Loans. “Obligations” means all advances to, and debts, liabilities, obligations, covenants and duties of, the Company and its Subsidiaries arising under any Loan Document or otherwise with respect to any Loan or Letter of Credit or Bankers’ Acceptance or any Bank Product Obligations, whether direct or indirect (including those acquired by assumption), absolute or contingent, due or to become due, now existing or hereafter arising and including interest and fees that accrue after the commencement by or against any Loan Party or any Affiliate thereof of any proceeding under any Debtor Relief Laws or under the Dutch Faillissementswet naming such Person as the debtor in such proceeding, regardless of whether such interest and fees are allowed claims in such proceeding. “Organization Documents” means, (a) (i) with respect to any corporation and any besloten vennootschap met beperkte aansprakelijkheid, the certificate or articles of incorporation and the bylaws (or equivalent or comparable constitutive documents with respect to any non-U.S. jurisdiction); (ii) with respect to any limited liability company, the certificate or articles of formation or organization and operating agreement; and (iii) with respect to any partnership, joint venture, trust or other form of business entity, the partnership, joint venture or other applicable agreement of formation or organization and any agreement, instrument, filing or notice with respect thereto filed in connection with its formation or organization with the applicable Governmental Authority in the jurisdiction of its formation or organization and, if applicable, any certificate or articles of formation or organization of such entity, or (b) with respect to entities incorporated in any non-U.S. jurisdiction, equivalent or comparable constitutive documents. “Other Connection Taxes” means, with respect to any Credit Party, Taxes imposed as a result of a present or former connection between such Credit Party and the jurisdiction imposing such Tax (other than (i) connections arising from such Credit Party having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced any Loan Document, or sold or assigned an interest in any Loan or Loan Document and (ii) any Dutch Taxes as a result of any Credit Party having an interest, directly or indirectly, of 5% or more in the Dutch Borrower). “Other Taxes” means all present or future stamp, court or documentary, intangible, recording, filing or similar Taxes that arise from any payment made under, from the execution, delivery, performance, enforcement or registration of, from the receipt or perfection of a security interest under, or otherwise with respect to, any Loan Document, except any such Taxes that are Other Connection Taxes imposed with respect to an assignment (other than an assignment made pursuant to Section 2.22). “Participant” has the meaning specified in Section 10.06(c). “Participant Register” has the meaning specified in Section 10.06(c).

23 “Participating Member State” means each state so described in any EMU Legislation. “Patent Agreement” means any grant of security interest in patents owned by any Loan Party, made by any Loan Party in favor of the Administrative Agent. “PBGC” means the Pension Benefit Guaranty Corporation. “PCAOB” means the Public Company Accounting Oversight Board. “Pension Act” means the Pension Protection Act of 2006, as amended. “Pension Funding Rules” means the rules of the Code and ERISA regarding minimum required contributions (including any installment payment thereof) to Pension Plans and set forth in, with respect to plan years ending prior to the effective date of the Pension Act, Section 412 of the Code and Section 302 of ERISA, each as in effect prior to the Pension Act and, thereafter, Sections 412, 430, 431, 432 and 436 of the Code and Sections 302, 303, 304 and 305 of ERISA. “Pension Plan” means any employee pension benefit plan (including a Multiple Employer Plan or a Multiemployer Plan) that is maintained or is contributed to by any Borrower and any ERISA Affiliate and is either covered by Title IV of ERISA or is subject to the minimum funding standards under Section 412 of the Code. “Permitted Acquisition” has the meaning specified in Section 7.02(h). “Permitted Encumbrances” means, with respect to each fee-owned or leasehold real property of the Company or any Subsidiary (or similar property interests under local law), those liens, encumbrances and other matters affecting title, zoning, building codes, land use and other similar Laws and municipal ordinances and other similar items, which in any such case, do not materially detract from the value of the property or impair, in any material respect, the use or ownership of such property for its intended purpose, in the ordinary course of business. “Person” means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity. “PILOT Leases” means those certain leases between the Company and/or its Subsidiaries and the (i) the city of Lexington, Tennessee and (ii) the city of Chattanooga, Tennessee and the county of Hamilton, Tennessee and/or an authority or other designee of such entities in connection with the acquisition of new equipment and the relocation of certain existing equipment of the Company, its Subsidiaries or its Affiliates. All of such equipment will be used at the Company’s existing facilities located in the city of Lexington, Tennessee and the city of Chattanooga, Tennessee. “Plan” means any employee benefit plan within the meaning of Section 3(3) of ERISA (including a Pension Plan), maintained for employees of any Borrower or any ERISA Affiliate or any such Plan to which any Borrower or any ERISA Affiliate is required to contribute on behalf of any of its employees. “Platform” has the meaning specified in Section 6.02. “Pledge Agreements” means the pledge agreements, between a Loan Party and the Administrative Agent, pursuant to which any Loan Party pledges any stock, other equity interests or intercompany notes held by it.

24 “Prime Rate” means the rate of interest per annum publicly announced from time to time by JPMorgan Chase Bank, N.A. as its prime rate in effect at its principal office in New York City (the Prime Rate not being intended to be the lowest rate of interest charged by JPMorgan Chase Bank, N.A. in connection with extensions of credit to debtors). “Public Lender” has the meaning specified in Section 6.02. “Quotation Day” means with respect to any Eurocurrency Rate Loan for any Interest Period, (i) if the currency is Canadian Dollars or Hong Kong Dollars, the first day of such Interest Period, (ii) if the currency is Euro, two Target Operating Days before the first day of such Interest Period, (iii) for any other currency, two Business Days prior to the commencement of such Interest Period (unless, in each case, market practice differs in the relevant market where the Eurocurrency Rate for such currency is to be determined, in which case the Quotation Day will be determined by the Administrative Agent in accordance with market practice in such market (and if quotations would normally be given on more than one day, then the Quotation Day will be the last of those days)). “Recipient” means the Administrative Agent, any Lender (including the Swingline Lender), the Issuing Lender or any other recipient of any payment to be made by or on account of any obligation of any Loan Party hereunder. “Recovery Event” means any settlement of or payment in respect of any property or casualty insurance claim or any condemnation proceeding relating to any asset of any Loan Party. “Reference Bank Rate” means the arithmetic mean of the rates (rounded upwards to four decimal places) supplied to the Administrative Agent at its request by the Reference Banks (as the case may be) as of the Specified Time on the Quotation Day for Loans in the applicable currency and the applicable Interest Period: (a) in relation to Loans in Canadian Dollars, as the rate at which the relevant Reference Bank is willing to extend credit by the purchase of bankers acceptances which have been accepted by banks which are for the time being customarily regarded as being of appropriate credit standing for such purpose with a term to maturity equal to the relevant period; and (b) in relation to Loans in any currency other than Canadian Dollars, as the rate at which the relevant Reference Bank could borrow funds in the London interbank market in the relevant currency and for the relevant period, were it to do so by asking for and then accepting interbank offers in reasonable market size in that currency and for that period; provided, that, if any Reference Bank Rate shall be less than zero, such rate shall be deemed to be zero for purposes of this Agreement. “Reference Banks” means the principal London (or other applicable) offices of JPMorgan Chase Bank, N.A. and such other banks as may be appointed by the Administrative Agent in consultation with the Company. No Lender shall be obligated to be a Reference Bank without its consent. “Reference Period” means, as of any date of determination, the period of four (4) consecutive fiscal quarters of the Company and its Subsidiaries ending on such date, or if such date is not a fiscal quarter end date, the period of four (4) consecutive fiscal quarters most recently ended (in each case treated as a single accounting period). “Refunded Swingline Loans” has the meaning specified in Section 2.07. “Register” has the meaning specified in Section 10.06(b)(iv). “Registered Public Accounting Firm” has the meaning specified in the Securities Laws and shall be independent of the Company as prescribed by the Securities Laws.

25 “Reimbursement Obligation” means the obligation of the applicable Borrower to reimburse the Issuing Lender pursuant to Section 3.05 for amounts drawn under Letters of Credit and Bankers’ Acceptances. “Reinvestment Deferred Amount” means with respect to any Reinvestment Event, the aggregate Net Cash Proceeds received by the Company or any Subsidiary in connection therewith that are not applied to prepay the Delayed Draw Term Loans or reduce the Revolving Commitments pursuant to Section 2.11(b) as a result of the delivery of a Reinvestment Notice. “Reinvestment Event” means any Disposition or Recovery Event in respect of which the Company has delivered a Reinvestment Notice. “Reinvestment Notice” means a written notice executed by a Responsible Officer stating that no Event of Default has occurred and is continuing and that the Company (directly or indirectly through a Subsidiary) intends and expects to use all or a specified portion of the Net Cash Proceeds of a Disposition or Recovery Event to acquire or repair assets (other than current assets) useful in its business. “Reinvestment Prepayment Amount” means with respect to any Reinvestment Event, the Reinvestment Deferred Amount relating thereto less any amount expended prior to the relevant Reinvestment Prepayment Date to acquire or repair assets (other than current assets) useful in the Company’s business. “Reinvestment Prepayment Date” means with respect to any Reinvestment Event, the earlier of (a) the date occurring six months after such Reinvestment Event and (b) the date on which the Company shall have determined not to, or shall have otherwise ceased to, acquire or repair assets (other than current assets) useful in the Company’s business with all or any portion of the relevant Reinvestment Deferred Amount. “Related Parties” means, with respect to any Person, such Person’s Affiliates and the partners, directors, officers, employees, agents, trustees, administrators, managers, advisors and representatives of such Person and of such Person’s Affiliates. “Reportable Event” means any of the events set forth in Section 4043(c) of ERISA, other than events for which the 30 day notice period has been waived. “Required Lenders” at any time, the holders of more than 50% of (a) until the Closing Date, the Commitments then in effect and (b) thereafter, the sum of (i) such Lender’s Delayed Draw Term Commitment, or, if after the Delayed Draw Term Loan Borrowing Date, the aggregate unpaid principal amount of the Delayed Draw Term Loans then outstanding and (ii) the Total Revolving Commitments then in effect or, if the Revolving Commitments have been terminated, the Total Revolving Extensions of Credit then outstanding; provided that the Commitment of, and the portion of the Total Revolving Extensions of Credit held or deemed held by, any Defaulting Lender shall be excluded for purposes of making a determination of Required Lenders. “Responsible Officer” means the chief executive officer, president, managing director, chief financial officer, treasurer, secretary, assistant treasurer or controller of a Loan Party, or in relation to the Dutch Borrower, a managing director A and a managing director B acting jointly or any attorney of the Dutch Borrower. Any document delivered hereunder that is signed by a Responsible Officer of a Loan Party shall be conclusively presumed to have been authorized by all necessary corporate, partnership and/or other action on the part of such Loan Party and such Responsible Officer shall be conclusively presumed to have acted on behalf of such Loan Party.

26 “Restricted Payment” means (i) any dividend or other distribution (whether in cash, securities or other property) with respect to any capital stock or other Equity Interest of the Company or any Subsidiary, or any payment (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancellation or termination of any such capital stock or other Equity Interest, or on account of any return of capital to the Company’s stockholders, partners or members (or the equivalent Person thereof), (ii) any redemption, retirement, sinking fund or similar payment, purchase or other acquisition for value, direct or indirect, of any shares of any class of stock of, or other equity interest in, any Loan Party or any of its Subsidiaries now or hereafter outstanding, (iii) any payment made to retire, or to obtain the surrender of, any outstanding warrants, options or other rights to acquire shares of any class of stock of, or other equity interest in, any Loan Party or any of its Subsidiaries, (iv) any payment or prepayment of principal of, or redemption purchase, retirement, defeasance (including economic or legal defeasance), sinking fund or similar payment with respect to, the Senior Subordinated Notes or other Indebtedness permitted under Section 7.03(j) and/or any intercompany Indebtedness owing by the Company or any Subsidiary, (v) any voluntary principal prepayments, redemptions, retirement, defeasance, sinking funds or similar payment with respect to the Indebtedness permitted under Section 7.03(f), and (vi) any payment made to any Affiliates of any Loan Party or any of its Subsidiaries in respect of management, consulting or other similar services provided to any Loan Party or any of its Subsidiaries. “Revaluation Date” means (a) with respect to any Loan, each of the following: (i) each date of a Borrowing of a Eurocurrency Rate Loan denominated in an Alternative Currency, (ii) each date of a continuation of a Eurocurrency Rate Loan denominated in an Alternative Currency pursuant to Section 2.12, and (iii) such additional dates as the Administrative Agent shall determine or the Required Lenders shall require; and (b) with respect to any Letter of Credit or Bankers’ Acceptance, each of the following: (i) each date of issuance of a Letter of Credit or Bankers’ Acceptance denominated in an Alternative Currency, (ii) each date of an amendment of any such Letter of Credit or Bankers’ Acceptance having the effect of increasing the amount thereof (solely with respect to the increased amount), (iii) each date of any payment by the Issuing Lender under any Letter of Credit or Bankers’ Acceptance denominated in an Alternative Currency, (iv) in the case of the Existing Letters of Credit and Existing Bankers’ Acceptances, the Closing Date, and (v) such additional dates as the Administrative Agent or the Issuing Lender shall determine or the Required Lenders shall require. “Revolving Commitment” means as to any Lender, the obligation of such Lender, if any, to make Revolving Loans and participate in Swingline Loans and Letters of Credit in an aggregate principal and/or face amount not to exceed the amount set forth under the heading “Revolving Commitment” opposite such Lender’s name on Schedule 2.01 or in the Assignment and Assumption pursuant to which such Lender became a party hereto, as the same may be changed from time to time pursuant to the terms hereof. The original amount of the Total Revolving Commitments is $150,000,000. “Revolving Commitment Period” means the period from and including the Closing Date to the Revolving Termination Date. “Revolving Extensions of Credit” means as to any Revolving Lender at any time, an amount equal to the sum of the Dollar Equivalent (a) of the aggregate principal amount of all Revolving Loans held by such Lender then outstanding, (b) such Lender’s Revolving Percentage of the L/C-B/A Obligations then outstanding and (c) such Lender’s Revolving Percentage of the aggregate principal amount of Swingline Loans then outstanding. “Revolving Lender” means each Lender that has a Revolving Commitment or that holds Revolving Loans.

27 “Revolving Loans” means as defined in Section 2.04(a). “Revolving Percentage” means as to any Revolving Lender at any time, the percentage which such Lender’s Revolving Commitment then constitutes of the Total Revolving Commitments or, at any time after the Revolving Commitments shall have expired or terminated, the percentage which the aggregate principal amount of such Lender’s Revolving Loans then outstanding constitutes of the aggregate principal amount of the Revolving Loans then outstanding, provided, that, in the event that the Revolving Loans are paid in full prior to the reduction to zero of the Total Revolving Extensions of Credit, the Revolving Percentages shall be determined in a manner designed to ensure that the other outstanding Revolving Extensions of Credit shall be held by the Revolving Lenders on a comparable basis. Notwithstanding the foregoing, in the case of Section 2.23 when a Defaulting Lender shall exist, Revolving Percentages shall be determined without regard to any Defaulting Lender’s Revolving Commitment. “Revolving Termination Date” means January 23, 2020. “Sarbanes-Oxley” means the Sarbanes-Oxley Act of 2002. “Sanctioned Country” means at any time, a country or territory which is itself the subject or target of any Sanctions (at the time of this Agreement, Cuba, Iran, North Korea, Sudan and Syria). “Sanctioned Person” means at any time, (a) any Person listed in any Sanctions-related list of designated Persons maintained by the Office of Foreign Assets Control of the U.S. Department of the Treasury or the U.S. Department of State or by the United Nations Security Council, the European Union or any EU member state, (b) any Person operating, organized or resident in a Sanctioned Country or (c) any Person owned or controlled by any such Person or Persons. “Sanction(s)” means economic or financial sanctions or trade embargoes imposed, administered or enforced from time to time by (a) the U.S. government, including those administered by the Office of Foreign Assets Control of the U.S. Department of the Treasury or the U.S. Department of State or (b) the United Nations Security Council, the European Union, Her Majesty’s Treasury of the United Kingdom or the Netherlands, provided that with respect to any Person subject to the laws of Germany only such sanctions as imposed, administered, or enforced from time to time by the Federal Republic of Germany shall be included. “Screen Rate” means the LIBOR Screen Rate and the Local Screen Rates collectively and individually as the context may require. “SEC” means the Securities and Exchange Commission, or any Governmental Authority succeeding to any of its principal functions. “Secured Leverage Ratio” means, as of any date of determination, the ratio of (a) an amount equal to (i) Total Funded Indebtedness (which shall include the L/C-B/A Obligations, other than the L/C- B/A Obligations relating to commercial letters of credit) of the Company and its Subsidiaries outstanding on such date and secured by Liens on the assets of the Company or any Subsidiary, less (ii) Indebtedness in respect of Guarantees by the Company permitted under Section 7.03(k), less (iii) unrestricted cash on hand of the Company and its Subsidiaries on such date to (b) Consolidated EBITDA for the Reference Period ended on such date; provided, that, in the event of an acquisition permitted by Section 7.02 made during any Reference Period, the foregoing ratio shall be calculated on a pro forma basis as if such acquisition had occurred on the first day of such Reference Period, with such pro forma adjustments (i) as

28 may be required or permitted to be reflected in pro forma financial statements pursuant to Article 11 of Regulation S-X or (ii) as may otherwise be reasonably satisfactory to the Administrative Agent. “Securities Laws” means the Securities Act of 1933, the Securities Exchange Act of 1934, Sarbanes-Oxley and the applicable accounting and auditing principles, rules, standards and practices promulgated, approved or incorporated by the SEC or the PCAOB. “Security Documents” means collectively, the Guarantee Agreement, the U.S. Security Agreement, the Pledge Agreements, the Environmental Indemnity Agreement, the Intellectual Property Security Agreements, any assignments of intercompany Indebtedness and all other security agreements, UCC financing statements, and any other instruments or documents required by the Administrative Agent to be executed or delivered hereunder to secure the Obligations. “Senior Subordinated Note Indenture” means the Columbus McKinnon Corporation 7.875% Senior Subordinated Notes Due 2019 Indenture, dated as of January 25, 2011, among the Company, as issuer, certain Guarantors and U.S. Bank National Association, as trustee, as the same shall, subject to the terms and conditions of this Agreement, be further amended, supplemented or otherwise modified and in effect from time to time. “Senior Subordinated Notes” means the Company’s 7.875% senior subordinated notes due 2019, issued pursuant to the Senior Subordinated Note Indenture, as the same shall, subject to the terms and conditions of this Agreement, be amended, supplemented or otherwise modified and in effect from time to time. “Significant Subsidiary” means any Subsidiary of the Company which accounts for more than fifteen percent of one or more of: (a) the book value of the consolidated assets of the Company and its Subsidiaries; or (b) the consolidated revenues of the Company and its Subsidiaries, all as shown in the financial statements most recently delivered under Section 6.01(a) or (b). “Solvent” means, with respect to any Person on a particular date, that, at fair valuations, (a) the sum of such Person’s assets is greater than (x) all of such Person’s consolidated liabilities (including contingent, subordinated, unmatured and unliquidated liabilities) and (y) the amount required to pay such liabilities as they become absolute, matured or otherwise become due in the normal course of business, (b) such Person has the ability to pay its debts and liabilities (including contingent, subordinated, unmatured and unliquidated liabilities) as they become absolute, matured or otherwise become due in the normal course of business and (c) such Person does not have an unreasonably small amount of capital with which to conduct its business. “Special Notice Currency” means at any time an Alternative Currency, other than the currency of a country that is a member of the Organization for Economic Cooperation and Development at such time located in North America or Europe. “Specified Time” means (i) in relation to a Loan in Canadian Dollars, as of 11:00 a.m. Toronto, Ontario time and (ii) in relation to a Loan in Hong Kong Dollars, as of 11:30 a.m., Hong Kong time and (iii) in relation to a Loan in Mexican Pesos, as of 11:00 a.m. Mexico City time.

29 “Spot Rate” for a currency means the rate determined by the Administrative Agent or the Issuing Lender, as applicable, to be the rate quoted by the Person acting in such capacity as the spot rate for the purchase by such Person of such currency with another currency through its principal foreign exchange trading office at approximately 11:00 a.m. on the date two Business Days prior to the date as of which the foreign exchange computation is made; provided that the Administrative Agent or the Issuing Lender may obtain such spot rate from another financial institution designated by the Administrative Agent or the Issuing Lender if the Person acting in such capacity does not have as of the date of determination a spot buying rate for any such currency; and provided further that the Issuing Lender may use such spot rate quoted on the date as of which the foreign exchange computation is made in the case of any Letter of Credit or Bankers’ Acceptance denominated in an Alternative Currency. “Sterling” and “£” mean the lawful currency of the United Kingdom. “Subsidiary” of a Person means a corporation, partnership, joint venture, limited liability company or other business entity of which a majority of the shares of securities or other interests having ordinary voting power for the election of directors or other governing body (other than securities or interests having such power only by reason of the happening of a contingency) are at the time beneficially owned, or the management of which is otherwise controlled, directly, or indirectly through one or more intermediaries, or both, by such Person. Unless otherwise specified, all references herein to a “Subsidiary” or to “Subsidiaries” shall refer to a Subsidiary or Subsidiaries of the Company. “Swap Contract” means (a) any and all rate swap transactions, basis swaps, credit derivative transactions, forward rate transactions, commodity swaps, commodity options, forward commodity contracts, equity or equity index swaps or options, bond or bond price or bond index swaps or options or forward bond or forward bond price or forward bond index transactions, interest rate options, forward foreign exchange transactions, cap transactions, floor transactions, collar transactions, currency swap transactions, cross-currency rate swap transactions, currency options, spot contracts, or any other similar transactions or any combination of any of the foregoing (including any options to enter into any of the foregoing), whether or not any such transaction is governed by or subject to any master agreement, and (b) any and all transactions of any kind, and the related confirmations, which are subject to the terms and conditions of, or governed by, any form of master agreement published by the International Swaps and Derivatives Association, Inc., any International Foreign Exchange Master Agreement, or any other master agreement (any such master agreement, together with any related schedules, a “Master Agreement”), including any such obligations or liabilities under any Master Agreement. “Swap Termination Value” means, in respect of any one or more Swap Contracts, after taking into account the effect of any legally enforceable netting agreement relating to such Swap Contracts, (a) for any date on or after the date such Swap Contracts have been closed out and termination value(s) determined in accordance therewith, such termination value(s), and (b) for any date prior to the date referenced in clause (a), the amount(s) determined as the mark-to-market value(s) for such Swap Contracts, as determined based upon one or more mid-market or other readily available quotations provided by any recognized dealer in such Swap Contracts (which may include a Lender or any Affiliate of a Lender). “Swingline Commitment” means the obligation of the Swingline Lender to make Swingline Loans pursuant to Section 2.06 in an aggregate principal amount at any one time outstanding not to exceed $25,000,000. For the avoidance of doubt, Swingline Loans shall be denominated in Dollars. “Swingline Exposure” means at any time, the sum of the aggregate amount of all outstanding Swingline Loans at such time. The Swingline Exposure of any Revolving Lender at any time shall be the sum of (a) its Revolving Percentage of the total Swingline Exposure at such time related to Swingline

30 Loans other than any Swingline Loans made by such Lender in its capacity as a Swingline Lender and (b) if such Lender shall be a Swingline Lender, the principal amount of all Swingline Loans made by such Lender outstanding at such time (to the extent that the other Revolving Lenders shall not have funded their participations in such Swingline Loans). “Swingline Lender” means JPMorgan Chase Bank, N.A. “Swingline Loans” has the meaning specified in Section 2.06. “Swingline Participation Amount” has the meaning specified in Section 2.07(c). “Swiss Franc” means the lawful currency of Switzerland. “Synthetic Lease Obligation” means the monetary obligation of a Person under (a) a so-called synthetic, off-balance sheet or tax retention lease, or (b) an agreement for the use or possession of property creating obligations that do not appear on the balance sheet of such Person but which, upon the insolvency or bankruptcy of such Person, would be characterized as the indebtedness of such Person (without regard to accounting treatment). “Target Operating Day” means any day that is not (a) a Saturday or Sunday, (b) Christmas Day or New Year’s Day, (c) any day banks are otherwise not open for dealings in deposits in Euro in the London interbank market or (d) any other day on which the Trans-European Real-time Gross Settlement Operating System (or any successor settlement system) is not operating (as determined in good faith by the Administrative Agent). “Taxes” means all present or future taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), assessments, fees or other charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto. “Term Lender” means the collective reference to the Delayed Draw Term Lenders and the Incremental Term Lenders. “Term Loans” means the collective reference to the Delayed Draw Term Loans and the Incremental Term Loans. “Threshold Amount” means $8,000,000. “Total Funded Indebtedness” means, with respect to the Company and its Subsidiaries, the sum, without duplication, of (a) the aggregate amount of Indebtedness of the Company and its Subsidiaries determined on a consolidated basis in accordance with GAAP, relating to (i) the borrowing of money or the obtaining of credit, including the issuance of notes or bonds, (ii) the deferred purchase price of assets (other than trade payables incurred in the ordinary course of business), (iii) in respect of any Synthetic Lease Obligations or any Capital Lease Obligations, and (iv) the maximum drawing amount of all standby letters of credit outstanding and the maximum stated amount of all bankers’ acceptances outstanding, plus (b) Indebtedness of the type referred to in clause (a) of another Person guaranteed by the Company or any of its Subsidiaries. For the avoidance of doubt, net obligations of the Company and its Subsidiaries under any Swap Contract shall not constitute Total Funded Indebtedness. “Total Leverage Ratio” means, as of any date of determination, the ratio of (a) an amount equal to (i) Total Funded Indebtedness (which shall include the L/C-B/A Obligations, other than the L/C-B/A Obligations relating to commercial letters of credit) of the Company and its Subsidiaries outstanding on

31 such date, less (ii) Indebtedness in respect of Guarantees by the Company permitted under Section 7.03(k), less (iii) unrestricted cash on hand of the Company and its Subsidiaries on such date to (b) Consolidated EBITDA for the Reference Period ended on such date; provided, that, in the event of an acquisition permitted by Section 7.02 made during any Reference Period, the foregoing ratio shall be calculated on a pro forma basis as if such acquisition had occurred on the first day of such Reference Period, with such pro forma adjustments (i) as may be required or permitted to be reflected in pro forma financial statements pursuant to Article 11 of Regulation S-X or (ii) as may otherwise be reasonably satisfactory to the Administrative Agent. “Total Revolving Commitments” means at any time, the aggregate amount of the Revolving Commitments then in effect. “Total Revolving Extensions of Credit” means at any time, the aggregate amount of the Revolving Extensions of Credit of the Revolving Lenders outstanding at such time. “Trademark Agreement” means any grant of security interest in trademarks owned by any Loan Party, made by any Loan Party in favor of the Administrative Agent, or any of its predecessors. “Type” means, with respect to a Revolving Loan, its character as a Base Rate Loan, a Eurocurrency Rate Loan, a CDOR Rate Loan, a HIBOR Rate Loan or a Mexican Peso Rate Loan. “UCC” means the Uniform Commercial Code as in effect in the State of New York; provided that, if perfection or the effect of perfection or non-perfection or the priority of any security interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of New York, “UCC” means the Uniform Commercial Code as in effect from time to time in such other jurisdiction for purposes of the provisions hereof relating to such perfection, effect of perfection or non- perfection or priority. “UCP” means, with respect to any Letter of Credit, the Uniform Customs and Practice for Documentary Credits, International Chamber of Commerce (“ICC”) Publication No. 600 (or such later version thereof as may be in effect at the time of issuance). “United States” and “U.S.” mean the United States of America. “U.S. Person” means any Person that is a “United States Person” as defined in Section 7701(a)(30) of the Code. “U.S. Security Agreement” means that certain U.S. Security Agreement, dated as of January 23, 2015, from the Company and certain Subsidiaries to the Administrative Agent, as amended, modified and/or restated from time to time. “U.S. Tax Compliance Certificate” has the meaning specified in Section 2.19(f)(iii). “Yale” means Yale Industrial Products, Inc. “Yen” and “¥” mean the lawful currency of Japan. 1.02. Other Interpretive Provisions. With reference to this Agreement and each other Loan Document, unless otherwise specified herein or in such other Loan Document:

32 (a) The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation.” The word “will” shall be construed to have the same meaning and effect as the word “shall.” Unless the context requires otherwise, (i) any definition of or reference to any agreement, instrument or other document (including any Organization Document) shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein or in any other Loan Document), (ii) any reference herein to any Person shall be construed to include such Person’s successors and assigns, (iii) the words “hereto,” “herein,” “hereof” and “hereunder,” and words of similar import when used in any Loan Document, shall be construed to refer to such Loan Document in its entirety and not to any particular provision thereof, (iv) all references in a Loan Document to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, the Loan Document in which such references appear, (v) any reference to any law shall include all statutory and regulatory provisions consolidating, amending, replacing or interpreting such law and any reference to any law or regulation shall, unless otherwise specified, refer to such law or regulation as amended, modified or supplemented from time to time, and (vi) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights. (b) In the computation of periods of time from a specified date to a later specified date, the word “from” means “from and including;” the words “to” and “until” each mean “to but excluding;” and the word “through” means “to and including.” (c) Section headings herein and in the other Loan Documents are included for convenience of reference only and shall not affect the interpretation of this Agreement or any other Loan Document. 1.03. Accounting Terms. (a) Generally. All accounting terms not specifically or completely defined herein shall be construed in conformity with, and all financial data (including financial ratios and other financial calculations) required to be submitted pursuant to this Agreement shall be prepared in conformity with, GAAP applied on a consistent basis, as in effect from time to time, applied in a manner consistent with that used in preparing the Audited Financial Statements, except as otherwise specifically prescribed herein. Notwithstanding the foregoing, for purposes of determining compliance with any covenant (including the computation of any financial covenant) contained herein, Indebtedness of the Borrower and its Subsidiaries shall be deemed to be carried at the lesser of (x) 100% of the outstanding principal amount thereof and (y) the then-applicable accreted value thereof, and the effects of FASB ASC 825 and FASB ASC 470-2064 on financial liabilities shall be disregarded. (b) Changes in GAAP. If at any time any change in GAAP would affect the computation of any financial ratio or requirement set forth in any Loan Document, and either the Company or the Required Lenders shall so request, the Administrative Agent, the Lenders and the Company shall negotiate in good faith to amend such ratio or requirement to preserve the original intent thereof in light of such change in GAAP (subject to the approval of the Required Lenders); provided that, until so amended, (i) such ratio or requirement shall continue to be computed in accordance with GAAP prior to such change therein and (ii) the Company shall provide to the Administrative Agent and the Lenders financial statements and other documents required under this Agreement or as reasonably requested hereunder setting forth a reconciliation between calculations of such ratio or requirement made before and after giving effect to such change in GAAP. Without limiting the foregoing, leases shall continue to be classified and accounted for on a basis consistent with that reflected in the Audited Financial Statements for all purposes of this Agreement, notwithstanding any change in GAAP relating thereto,

33 unless the parties hereto shall enter into a mutually acceptable amendment addressing such changes, as provided for above. 1.04. Rounding. Any financial ratios required to be maintained by the Borrowers pursuant to this Agreement shall be calculated by dividing the appropriate component by the other component, carrying the result to one place more than the number of places by which such ratio is expressed herein and rounding the result up or down to the nearest number (with a rounding-up if there is no nearest number). 1.05. Exchange Rates; Currency Equivalents. (a) The Administrative Agent shall determine the Spot Rates as of each Revaluation Date to be used for calculating Dollar Equivalent amounts of Revolving Extensions of Credit and Total Revolving Extensions of Credit denominated in Alternative Currencies. Such Spot Rates shall become effective as of such Revaluation Date and shall be the Spot Rates employed in converting any amounts between the applicable currencies until the next Revaluation Date to occur. Except for purposes of financial statements delivered by Loan Parties hereunder or calculating financial covenants hereunder or except as otherwise provided herein, the applicable amount of any currency (other than Dollars) for purposes of the Loan Documents shall be such Dollar Equivalent amount as so determined by the Administrative Agent. (b) Wherever in this Agreement in connection with a Borrowing, conversion, continuation or prepayment of a Eurocurrency Rate Loan or the issuance, amendment or extension of a Letter of Credit or Bankers’ Acceptance, an amount, such as a required minimum or multiple amount, is expressed in Dollars, but such Borrowing, Eurocurrency Rate Loan or Letter of Credit or Bankers’ Acceptance is denominated in an Alternative Currency, such amount shall be the relevant Alternative Currency Equivalent of such Dollar amount (rounded to the nearest unit of such Alternative Currency, with 0.5 of a unit being rounded upward), as determined by the Administrative Agent. 1.06. Additional Alternative Currencies. (a) The Company may from time to time request that Eurocurrency Rate Loans be made and/or Letters of Credit or Bankers’ Acceptances be issued in a currency other than those specifically listed in the definition of “Alternative Currency;” provided that such requested currency is a lawful currency (other than Dollars) that is readily available and freely transferable and convertible into Dollars. In the case of any such request with respect to the making of Eurocurrency Rate Loans, such request shall be subject to the approval of the Administrative Agent and the Lenders; and in the case of any such request with respect to the issuance of Letters of Credit or Bankers’ Acceptances, such request shall be subject to the approval of the Administrative Agent and the applicable Issuing Lender. (b) Any such request shall be made to the Administrative Agent not later than 11:00 a.m., 15 Business Days prior to the date of the desired Revolving Extensions of Credit (or such other time or date as may be agreed by the Administrative Agent and, in the case of any such request pertaining to Letters of Credit or Bankers’ Acceptances, the applicable Issuing Lender, in its or their sole discretion). In the case of any such request pertaining to Eurocurrency Rate Loans, the Administrative Agent shall promptly notify each Lender thereof; and in the case of any such request pertaining to Letters of Credit or Bankers’ Acceptances, the Administrative Agent shall promptly notify the applicable Issuing Lender thereof. Each Lender (in the case of any such request pertaining to Eurocurrency Rate Loans) or the applicable Issuing Lender (in the case of a request pertaining to Letters of Credit or Bankers’ Acceptances) shall notify the Administrative Agent, not later than 11:00 a.m., 13 Business Days after receipt of such request whether it consents, in its sole discretion, to the making of Eurocurrency Rate

34 Loans or the issuance of Letters of Credit or Bankers’ Acceptances, as the case may be, in such requested currency. (c) Any failure by a Lender or the applicable Issuing Lender, as the case may be, to respond to such request within the time period specified in the preceding sentence shall be deemed to be a refusal by such Lender or the applicable Issuing Lender, as the case may be, to permit Eurocurrency Rate Loans to be made or Letters of Credit or Bankers’ Acceptances to be issued in such requested currency. If the Administrative Agent and all the Lenders consent to making Eurocurrency Rate Loans in such requested currency, the Administrative Agent shall so notify the Company and such currency shall thereupon be deemed for all purposes to be an Alternative Currency hereunder for purposes of any Borrowings of Eurocurrency Rate Loans; and if the Administrative Agent and the applicable Issuing Lender consent to the issuance of Letters of Credit or Bankers’ Acceptances in such requested currency, the Administrative Agent shall so notify the Company and such currency shall thereupon be deemed for all purposes to be an Alternative Currency hereunder for purposes of any Letter of Credit or Bankers’ Acceptance issuances. If the Administrative Agent shall fail to obtain consent to any request for an additional currency under this Section 1.06, the Administrative Agent shall promptly so notify the Company. Any specified currency of an Existing Letter of Credit or Existing Bankers’ Acceptance that is neither Dollars nor one of the Alternative Currencies specifically listed in the definition of “Alternative Currency” shall be deemed an Alternative Currency with respect to such Existing Letter of Credit or Existing Bankers’ Acceptance only. 1.07. Change of Currency. (a) Each obligation of the Borrowers to make a payment denominated in the national currency unit of any member state of the European Union that adopts the Euro as its lawful currency after the Closing Date shall be redenominated into Euro at the time of such adoption (in accordance with the EMU Legislation). If, in relation to the currency of any such member state, the basis of accrual of interest expressed in this Agreement in respect of that currency shall be inconsistent with any convention or practice in the London interbank market for the basis of accrual of interest in respect of the Euro, such expressed basis shall be replaced by such convention or practice with effect from the date on which such member state adopts the Euro as its lawful currency; provided that if any Borrowing in the currency of such member state is outstanding immediately prior to such date, such replacement shall take effect, with respect to such Borrowing, at the end of the then current Interest Period. (b) Each provision of this Agreement shall be subject to such reasonable changes of construction as the Administrative Agent may from time to time specify to be appropriate to reflect the adoption of the Euro by any member state of the European Union and any relevant market conventions or practices relating to the Euro. (c) Each provision of this Agreement also shall be subject to such reasonable changes of construction as the Administrative Agent may from time to time specify to be appropriate to reflect a change in currency of any other country and any relevant market conventions or practices relating to the change in currency. 1.08. Times of Day. Unless otherwise specified, all references herein to times of day shall be references to Eastern time in the United States (daylight or standard, as applicable). 1.09. Letter of Credit or Bankers’ Acceptance Amounts. Unless otherwise specified herein, the amount of a Letter of Credit or Bankers’ Acceptance at any time shall be deemed to be the Dollar Equivalent of the stated amount of such Letter of Credit or Bankers’ Acceptance in effect at such time; provided, however, that with respect to any Letter of Credit or Bankers’ Acceptance that, by its terms,

35 provides for one or more automatic increases in the stated amount thereof, the amount of such Letter of Credit or Bankers’ Acceptance shall be deemed to be the Dollar Equivalent of the maximum stated amount of such Letter of Credit or Bankers’ Acceptance after giving effect to all such increases, whether or not such maximum stated amount is in effect at such time. ARTICLE II. THE COMMITMENTS AND CREDIT EXTENSIONS 2.01. Delayed Draw Term Loans. Subject to the terms and conditions hereof, each Delayed Draw Term Lender severally agrees to make a term loan (a “Delayed Draw Term Loan”) in Dollars to the Company during the Delayed Draw Term Loan Availability Period in a principal amount not to exceed its Delayed Draw Term Commitment. The Delayed Draw Term Loans may from time to time be Eurocurrency Rate Loans or Base Rate Loans, as determined by the Company and notified to the Administrative Agent in accordance with Sections 2.02 and 2.12. 2.02. Procedure for Delayed Draw Term Loan Borrowing. The Company shall give the Administrative Agent irrevocable notice (which notice must be received by the Administrative Agent (i) in the case of a Base Rate Loan, prior to 10:00 A.M., New York City time, one Business Day prior to the anticipated Delayed Draw Term Loan Borrowing Date or (ii) in the case of a Eurocurrency Rate Loan, prior to 12:00 noon, New York City time, three Business Days prior to the anticipated Delayed Draw Term Loan Borrowing Date) requesting that the Delayed Draw Term Lenders make the Delayed Draw Term Loans on the Delayed Draw Term Loan Borrowing Date and specifying the amount to be borrowed. Upon receipt of such notice the Administrative Agent shall promptly notify each Delayed Draw Term Lender thereof. Not later than 12:00 Noon, New York City time, on the Delayed Draw Term Loan Borrowing Date each Delayed Draw Term Lender shall make available to the Administrative Agent at the Lending Office an amount in immediately available funds equal to the Delayed Draw Term Loan or Delayed Draw Term Loans to be made by such Lender. The Administrative Agent shall credit the account of the Company on the books of such office of the Administrative Agent with the aggregate of the amounts made available to the Administrative Agent by the Delayed Draw Term Lenders in immediately available funds. 2.03. Repayment of Delayed Draw Term Loans. The Delayed Draw Term Loans made by each Delayed Draw Term Lender on any Delayed Draw Term Loan Borrowing Date shall mature in consecutive quarterly installments on each March 31, June 30, September 30 and December 31, beginning on the last day of the first full fiscal quarter of the Company following such Delayed Draw Term Loan Borrowing Date, each of which shall be in an amount equal to such Delayed Draw Term Loan Lender’s Delayed Draw Term Percentage of 2.5% of the aggregate amount of Delayed Draw Term Loans made on such Delayed Draw Term Loan Borrowing Date, with the balance of the Delayed Draw Term Loans being payable on the Delayed Draw Term Loan Maturity Date. Upon the making of any Delayed Draw Term Loans, the Administrative Agent shall prepare an amortization schedule in connection therewith. 2.04. Revolving Commitments. (a) Subject to the terms and conditions hereof, each Revolving Lender severally agrees to make revolving credit loans (“Revolving Loans”) in Dollars or in any Alternative Currency to the Borrowers or any Designated Borrower, if applicable, from time to time during the Revolving Commitment Period in an aggregate principal amount not to exceed at any one time outstanding such Lender’s Revolving Commitment; provided, however, that after giving effect to any Revolving Loan, (i) Total Revolving Extensions of Credit shall not exceed the Revolving Commitments, (ii) the Revolving Extensions of Credit of any Lender, plus the Dollar Equivalent of such Lender’s L/C- B/A Exposure then outstanding, plus such Lender’s Swingline Exposure then outstanding shall not exceed such Lender’s Revolving Commitment, (iii) Total Revolving Extensions of Credit denominated in Alternative Currencies shall not exceed the Alternative Currency Sublimit and (iv) Total Revolving

36 Extensions of Credit to Foreign Borrowers shall not exceed the Foreign Borrower Sublimit. During the Revolving Commitment Period the Company or any Designated Borrower, if applicable, may use the Revolving Commitments by borrowing, prepaying the Revolving Loans in whole or in part, and reborrowing, all in accordance with the terms and conditions hereof. The Revolving Loans may from time to time be Eurocurrency Rate Loans, CDOR Rate Loans, HIBOR Rate Loans, Mexican Peso Rate Loans or Base Rate Loans, as determined by the Company or any Designated Borrower and notified to the Administrative Agent in accordance with Sections 2.05 and 2.12. (b) Each Borrower or any Designated Borrower, if applicable, shall repay all the outstanding Revolving Loans extended to it on the Revolving Termination Date. 2.05. Procedure for Revolving Loan Borrowing. Each Borrower may borrow under the Revolving Commitments during the Revolving Commitment Period on any Business Day, provided that the applicable Borrower shall give the Administrative Agent irrevocable notice prior to (a) 12:00 noon, New York City time, three Business Days prior to the requested Borrowing Date, if all or any part of the requested Revolving Loans are to be Eurocurrency Rate Loans denominated in Dollars, (b) 11:00 A.M., Local Time, four Business Days prior to the requested Borrowing Date, if all or any part of the requested Revolving Loans are to be Eurocurrency Rate Loans denominated in Alternative Currencies (other than Special Notice Currencies), (c) 11:00 A.M., Local Time, five Business Days prior to the requested Borrowing Date, if all or any part of the requested Revolving Loans are to be Eurocurrency Rate Loans denominated in Special Notice Currency or (d) 12:00 noon, New York City time, on the requested Borrowing Date, with respect to Base Rate Loans (provided that any such notice of a borrowing of Base Rate Loans under the Revolving Facility to finance payments required by Section 3.05 may be given not later than 10:00 A.M., New York City time, on the date of the proposed borrowing), specifying (i) the amount and Type of Revolving Loans to be borrowed, (ii) the requested Borrowing Date, (iii) in the case of Eurocurrency Rate Loans, CDOR Rate Loans, HIBOR Rate Loans or Mexican Peso Rate Loans, the respective amounts of each such Type of Loan and the respective lengths of the initial Interest Period therefor, (iv) the currency of the Revolving Loans to be borrowed, and (v) if applicable, the Designated Borrower. If the Company fails to specify a currency in such notice, then the Revolving Loans so requested shall be denominated in Dollars. Any Revolving Loans made on the Closing Date shall initially be Base Rate Loans. Each borrowing under the Revolving Commitments shall be in an amount equal to (x) in the case of Base Rate Loans, $500,000 or a whole multiple of $100,000 in excess thereof (or, if the then aggregate Available Revolving Commitments are less than $500,000, such lesser amount) and (y) in the case of Eurocurrency Rate Loans, CDOR Rate Loans, HIBOR Rate Loans and Mexican Peso Rate Loans, $2,000,000 or a whole multiple of $500,000 in excess thereof (or the Dollar Equivalent thereof with respect to Loans in any Alternative Currency); provided, that the Swingline Lender may request, on behalf of the Borrower, borrowings under the Revolving Commitments that are Base Rate Loans in other amounts pursuant to Section 2.07. Upon receipt of any such notice from the applicable Borrower, the Administrative Agent shall promptly notify each Revolving Lender thereof. Each Revolving Lender will make the amount of its pro rata share of each borrowing available to the Administrative Agent for the account of such Borrower at the Funding Office or any Applicable Payment Office (in the case of a Loan denominated in an Alternative Currency) prior to (i) 11:00 A.M., New York City time in the case of Eurocurrency Rate Loans denominated in Dollars, (ii) 12:00 noon, Local Time in the case of each Eurocurrency Rate Loan denominated in an Alternative Currency (other than Swiss Francs) and 8:00 A.M., Local Time in the case of each Eurocurrency Rate Loan denominated in Swiss Francs and (iii) 2:00 P.M., New York City time in the case of Base Rate Loans, on the Borrowing Date requested by such Borrower in funds immediately available to the Administrative Agent. Such borrowing will then be made available to the applicable Borrower by the Administrative Agent crediting the account of the applicable Borrower on the books of such office with the aggregate of the amounts made available to the Administrative Agent by the Revolving Lenders and in like funds as received by the Administrative Agent.

37 2.06. Swingline Commitment. (a) Subject to the terms and conditions hereof, from time to time during the Revolving Commitment Period, the Swingline Lender may at its sole discretion make a portion of the credit otherwise available to the Borrowers under the Revolving Commitments by making swing line loans (“Swingline Loans”) to the Company provided that (i) the sum of (x) the Swingline Exposure of the Swingline Lender (in its capacity as Swingline Lender and a Revolving Lender), (y) the Dollar Equivalent of the aggregate principal amount of outstanding Revolving Loans made by the Swingline Lender (in its capacity as a Revolving Lender) and (z) the Dollar Equivalent of the L/C-B/A Exposure of the Swingline Lender (in its capacity as a Revolving Lender) shall not exceed its Revolving Commitment then in effect, (ii) the sum of the outstanding Swingline Loans shall not exceed the Swingline Commitment, (iii) the applicable Borrower shall not request, and the Swingline Lender shall not make, any Swingline Loan if, after giving effect to the making of such Swingline Loan, the aggregate amount of the Available Revolving Commitments would be less than zero, and (iv) Total Revolving Extensions of Credit to Foreign Borrowers shall not exceed the Foreign Borrower Sublimit. During the Revolving Commitment Period, the Company may use the Swingline Commitment by borrowing, repaying and reborrowing, all in accordance with the terms and conditions hereof. Swingline Loans shall be Base Rate Loans only denominated in Dollars. (b) The Company shall repay to the Swingline Lender the then unpaid principal amount of each Swingline Loan on the earlier of the Revolving Termination Date and five Business Days after such Swingline Loan is made; provided that on each date that a Revolving Loan is borrowed, the Company shall repay all Swingline Loans then outstanding and the proceeds of any such Revolving Loans shall be applied by the Administrative Agent to repay any Swingline Loans outstanding. 2.07. Procedure for Swingline Borrowing; Refunding of Swingline Loans. (a) Whenever the Company desires that the Swingline Lender make Swingline Loans it shall give the Swingline Lender irrevocable telephonic notice confirmed promptly in writing (which telephonic notice must be received by the Swingline Lender not later than 1:00 P.M., New York City time, on the proposed Borrowing Date), specifying (i) the amount to be borrowed and (ii) the requested Borrowing Date (which shall be a Business Day during the Revolving Commitment Period). Each borrowing under the Swingline Commitment shall be in an amount equal to $100,000 or a whole multiple of $100,000 in excess thereof. Not later than 3:00 P.M., New York City time, on the Borrowing Date specified in a notice in respect of Swingline Loans, the Swingline Lender shall make available to the Administrative Agent at the Funding Office an amount in immediately available funds equal to the amount of the Swingline Loan to be made by the Swingline Lender. The Administrative Agent shall make the proceeds of such Swingline Loans available to the Company on such Borrowing Date by depositing such proceeds in the account of the Company with the Administrative Agent on such Borrowing Date in immediately available funds. (b) The Swingline Lender, at any time and from time to time in its sole and absolute discretion may, on behalf of the Company (which hereby irrevocably directs the Swingline Lender to act on its behalf), on one Business Day’s notice given by the Swingline Lender no later than 12:00 Noon, New York City time, request each Revolving Lender to make, and each Revolving Lender hereby agrees to make, a Revolving Loan, in an amount equal to such Revolving Lender’s Revolving Percentage of the aggregate amount of the Swingline Loans (the “Refunded Swingline Loans”) outstanding on the date of such notice, to repay the Swingline Lender. Each Revolving Lender shall make the amount of such Revolving Loan available to the Administrative Agent at the Funding Office in immediately available funds, not later than 10:00 A.M., New York City time, one Business Day after the date of such notice. The proceeds of such Revolving Loans shall be immediately made available by the Administrative Agent to the Swingline Lender for application by the Swingline Lender to the repayment of the Refunded Swingline Loans. The Company irrevocably authorizes the Swingline Lender to charge the Company’s accounts with the Administrative Agent (up to the amount available in each such account) in order to immediately pay the amount of such Refunded Swingline Loans to the

38 extent amounts received from the Revolving Lenders are not sufficient to repay in full such Refunded Swingline Loans. (c) If prior to the time a Revolving Loan would have otherwise been made pursuant to Section 2.07(c), one of the events described in Section 8.01(f) shall have occurred and be continuing with respect to the Company or if for any other reason, as determined by the Swingline Lender in its sole discretion, Revolving Loans may not be made as contemplated by Section 2.07(c), each Revolving Lender shall, on the date such Revolving Loan was to have been made pursuant to the notice referred to in Section 2.07(b), purchase for cash an undivided participating interest in the then outstanding Swingline Loans by paying to the Swingline Lender an amount (the “Swingline Participation Amount”) equal to (i) such Revolving Lender’s Revolving Percentage times (ii) the sum of the aggregate principal amount of Swingline Loans of the Swingline Lender then outstanding that were to have been repaid with such Revolving Loans. (d) Whenever, at any time after the Swingline Lender has received from any Revolving Lender such Lender’s Swingline Participation Amount, the Swingline Lender receives any payment on account of the Swingline Loans, the Swingline Lender will distribute to such Lender its ratable portion of such payment (appropriately adjusted, in the case of interest payments, to reflect the period of time during which such Lender’s participating interest was outstanding and funded and, in the case of principal and interest payments, to reflect such Lender’s pro rata portion of such payment if such payment is not sufficient to pay the principal of and interest on all Swingline Loans then due); provided, however, that in the event that such payment received by the Swingline Lender is required to be returned, such Revolving Lender will return to the Swingline Lender any portion thereof previously distributed to it by the Swingline Lender. (e) Each Revolving Lender’s obligation to make the Loans referred to in Section 2.07(b) and to purchase participating interests pursuant to Section 2.07(c) shall be absolute and unconditional and shall not be affected by any circumstance, including (i) any setoff, counterclaim, recoupment, defense or other right that such Revolving Lender or the Company may have against the Swingline Lender, the Company or any other Person for any reason whatsoever, (ii) the occurrence or continuance of a Default or an Event of Default or the failure to satisfy any of the other conditions specified in Article IV, (iii) any adverse change in the condition (financial or otherwise) of the Company, (iv) any breach of this Agreement or any other Loan Document by the Company, any other Loan Party or any other Revolving Lender or (v) any other circumstance, happening or event whatsoever, whether or not similar to any of the foregoing. 2.08. Commitment Fees, etc. (a) The Company agrees to pay to the Administrative Agent for the account of each Revolving Lender a commitment fee for the period from and including the date hereof to the last day of the Revolving Commitment Period, computed at the Commitment Fee Rate on the average daily amount of the Available Revolving Commitment of such Lender during the period for which payment is made, payable quarterly in arrears on each Fee Payment Date in Dollars, commencing on the first such date to occur after the date hereof. (b) The Company agrees to pay to the Administrative Agent for the account of each Delayed Draw Term Lender a ticking fee for the period from and including the date that is 30 days after the Closing Date to the last day of the Delayed Draw Term Loan Availability Period, computed at the Commitment Fee Rate on the amount of the Delayed Draw Term Commitment of such Lender during the period for which payment is made, payable quarterly in arrears on each Fee Payment Date, commencing on the first such date to occur after the date hereof. It is understood agreed that in the event of any reduction in the Delayed Draw Term Commitment as set forth in Section 2.11, the ticking fee shall be paid on the amount of the Delayed Draw Term Commitment as so reduced.

39 (c) The Company agrees to pay to the Administrative Agent and the Joint Lead Arrangers the fees in the amounts and on the dates as set forth in any fee agreements with the Administrative Agent and the Joint Lead Arrangers and to perform any other obligations contained therein. 2.09. Termination or Reduction of Revolving Commitments. The Company shall have the right, upon not less than three Business Days’ notice to the Administrative Agent, to terminate the Revolving Commitments or, from time to time, to reduce the amount of the Revolving Commitments; provided that no such termination or reduction of Revolving Commitments shall be permitted if, after giving effect thereto and to any prepayments of the Revolving Loans and Swingline Loans made on the effective date thereof, the Total Revolving Extensions of Credit would exceed the Total Revolving Commitments. Any such reduction shall be in an amount equal to $1,000,000, or a whole multiple thereof, and shall reduce permanently the Revolving Commitments then in effect. 2.10. Optional Prepayments. The Borrower may at any time and from time to time prepay the Loans, in whole or in part, without premium or penalty, upon irrevocable notice delivered to the Administrative Agent no later than 11:00 A.M., New York City time, three Business Days prior thereto, in the case of Eurocurrency Rate Loans, and no later than 11:00 A.M., New York City time, one Business Day prior thereto, in the case of Base Rate Loans, which notice shall specify the date and amount of prepayment and whether the prepayment is of Eurocurrency Rate Loans or Base Rate Loans; provided, that if a Eurocurrency Rate Loan, CDOR Rate Loan, HIBOR Rate Loan or Mexican Peso Rate Loan is prepaid on any day other than the last day of the Interest Period applicable thereto, the Borrower shall also pay any amounts owing pursuant to Section 2.20. Upon receipt of any such notice the Administrative Agent shall promptly notify each relevant Lender thereof. If any such notice is given, the amount specified in such notice shall be due and payable on the date specified therein, together with (except in the case of Revolving Loans that are Base Rate Loans and Swingline Loans) accrued interest to such date on the amount prepaid. Partial prepayments of Delayed Draw Term Loans and Revolving Loans shall be in an aggregate principal amount of $1,000,000 or a whole multiple thereof. Partial prepayments of Swingline Loans shall be in an aggregate principal amount of $100,000 or a whole multiple thereof. 2.11. Mandatory Prepayments and Commitment Reductions. (a) If any Indebtedness shall be incurred by the Company or any Subsidiary (excluding any Indebtedness incurred in accordance with Section 7.03), an amount equal to 100% of the Net Cash Proceeds thereof shall be applied on the date of such incurrence toward the prepayment of the Delayed Draw Term Loans (or, if prior to the Delayed Draw Term Loan Borrowing Date, toward the reduction of the Delayed Draw Term Commitment). (b) If on any date the Company or any Subsidiary shall receive Net Cash Proceeds from any Disposition or Recovery Event then, unless a Reinvestment Notice shall be delivered in respect thereof, such Net Cash Proceeds shall be applied on such date toward the prepayment of the Delayed Draw Term Loans; provided, that, notwithstanding the foregoing, (i) the aggregate Net Cash Proceeds of Dispositions that may be excluded from the foregoing requirement pursuant to a Reinvestment Notice shall not exceed $5,000,000 in any fiscal year of the Company and (ii) on each Reinvestment Prepayment Date, an amount equal to the Reinvestment Prepayment Amount with respect to the relevant Reinvestment Event shall be applied toward the prepayment of the Delayed Draw Term Loans. (c) The application of any prepayment pursuant to Section 2.11 shall be made, first, to Base Rate Loans and, second, to Eurocurrency Rate Loans. Each prepayment of the Loans under Section 2.11 shall be accompanied by accrued interest to the date of such prepayment on the amount prepaid. 2.12. Continuation Options.

40 (a) The Borrower may elect from time to time to convert Eurocurrency Rate Loans denominated in Dollars to Base Rate Loans by giving the Administrative Agent prior irrevocable notice of such election no later than 11:00 A.M., New York City time, on the Business Day preceding the proposed conversion date. The Borrower may elect from time to time to convert Base Rate Loans to Eurocurrency Rate Loans denominated in Dollars by giving the Administrative Agent prior irrevocable notice of such election no later than 11:00 A.M., New York City time, on the third Business Day preceding the proposed conversion date, provided that no Base Rate Loan under a particular Facility may be converted into a Eurocurrency Rate Loan denominated in Dollars when any Event of Default has occurred and is continuing and the Administrative Agent or the Majority Facility Lenders in respect of such Facility have determined in its or their sole discretion not to permit such conversions. Upon receipt of any such notice the Administrative Agent shall promptly notify each relevant Lender thereof. (b) Any Eurocurrency Rate Loan, CDOR Rate Loan, HIBOR Rate Loan or Mexican Peso Rate Loan may be continued as such upon the expiration of the then current Interest Period with respect thereto by the Borrower giving irrevocable notice to the Administrative Agent, in accordance with the applicable provisions of the term “Interest Period” set forth in Section 1.01, of the length of the next Interest Period to be applicable to such Loans, provided that no Eurocurrency Rate Loan, CDOR Rate Loan, HIBOR Rate Loan or Mexican Peso Rate Loan under a particular Facility may be continued as such (i) when any Event of Default has occurred and is continuing and the Administrative Agent has or the Majority Facility Lenders in respect of such Facility have determined in its or their sole discretion not to permit such continuations or (ii) if an Event of Default specified in Section 8.01(f) with respect to any Loan Party is in existence, and provided, further, that if the Company shall fail to give any required notice as described above in this paragraph or if such continuation is not permitted pursuant to the preceding proviso such Loans shall be automatically converted to Base Rate Loans on the last day of such then expiring Interest Period. Upon receipt of any such notice the Administrative Agent shall promptly notify each relevant Lender thereof. 2.13. Limitations on Eurocurrency Tranches. Notwithstanding anything to the contrary in this Agreement, all borrowings and continuations of Eurocurrency Rate Loans and all selections of Interest Periods shall be in such amounts and be made pursuant to such elections so that, (a) after giving effect thereto, the aggregate principal amount of the Eurocurrency Rate Loans comprising each Eurocurrency Tranche shall be equal to $2,000,000 or a whole multiple of $500,000 in excess thereof (or the Dollar Equivalent thereof with respect to Loans in any Alternative Currency) and (b) no more than twelve Eurocurrency Tranches shall be outstanding at any one time. 2.14. Interest Rates and Payment Dates. (a) Each Eurocurrency Rate Loan, CDOR Rate Loan, HIBOR Rate Loan and Mexican Peso Rate Loan shall bear interest for each day during each Interest Period with respect thereto at a rate per annum equal to the Eurocurrency Rate, CDOR Rate, HIBOR Rate or Mexican Peso Rate Loan determined for such day plus the Applicable Rate. (b) Each Base Rate Loan shall bear interest at a rate per annum equal to the Base Rate plus the Applicable Rate. (c) (i) If all or a portion of the principal amount of any Loan or Reimbursement Obligation shall not be paid when due (whether at the stated maturity, by acceleration or otherwise), such overdue amount shall bear interest at a rate per annum equal to (x) in the case of the Loans, the rate that would otherwise be applicable thereto pursuant to the foregoing provisions of this Section plus 2% or (y) in the case of Reimbursement Obligations, the rate applicable to Base Rate Loans under the Revolving Facility plus 2%, and (ii) if all or a portion of any interest payable on any Loan or Reimbursement

41 Obligation or any commitment fee or other amount payable hereunder shall not be paid when due (whether at the stated maturity, by acceleration or otherwise), such overdue amount shall bear interest at a rate per annum equal to the rate then applicable to Base Rate Loans under the relevant Facility plus 2% (or, in the case of any such other amounts that do not relate to a particular Facility, the rate then applicable to Base Rate Loans under the Revolving Facility plus 2%), in each case, with respect to clauses (i) and (ii) above, from the date of such non-payment until such amount is paid in full (as well after as before judgment). (d) Interest shall be payable in arrears on each Interest Payment Date, provided that interest accruing pursuant to paragraph (c) of this Section shall be payable from time to time on demand. 2.15. Computation of Interest and Fees. (a) (i) Whenever interest and fees are calculated on the basis of the Prime Rate, interest shall be calculated on the basis of a 365 (or 366, as the case may be) day year for the actual days elapsed, (ii) whenever Eurocurrency Rate Loans are denominated in Sterling, interest and fees with respect to such Eurocurrency Rate Loans shall be calculated on the basis of a 365-day year for the actual days elapsed and (iii) whenever CDOR Rate Loans are denominated in Canadian Dollars or HIBOR Rate Loans are denominated in Hong Kong Dollars, interest and fees with respect to such Loans shall be calculated on the basis of a 365-day year for the actual days elapsed; and, otherwise, interest and fees shall be calculated on the basis of a 360-day year for the actual days elapsed (including, with respect to Eurocurrency Rate Loans denominated in Dollars, Euros, Swiss Francs, and Yen and Mexican Peso Rate Loans denominated in Mexican Pesos). The Administrative Agent shall as soon as practicable notify the applicable Borrower and the relevant Lenders of each determination of a Eurocurrency Base Rate. Any change in the interest rate on a Loan resulting from a change in the Base Rate or the Eurocurrency Reserve Requirements shall become effective as of the opening of business on the day on which such change becomes effective. The Administrative Agent shall as soon as practicable notify the applicable Borrower and the relevant Lenders of the effective date and the amount of each such change in interest rate. (b) Each determination of an interest rate by the Administrative Agent pursuant to any provision of this Agreement shall be conclusive and binding on the applicable Borrower and the Lenders in the absence of manifest error. The Administrative Agent shall, at the request of the applicable Borrower, deliver to the applicable Borrower a statement showing the quotations used by the Administrative Agent in determining any interest rate pursuant to Section 2.14(a). 2.16. Inability to Determine Interest Rate. If prior to the first day of any Interest Period: (a) (i) the Administrative Agent shall have determined (which determination shall be conclusive and binding absent manifest error) that adequate and reasonable means (including, without limitation, by means of an Interpolated Rate) do not exist for ascertaining the Eurocurrency Base Rate or the Eurocurrency Rate, as applicable, for such Interest Period, or (ii) the Administrative Agent shall have received notice from the Majority Facility Lenders in respect of the relevant Facility that the Eurocurrency Base Rate or the Eurocurrency Rate, as applicable, determined or to be determined for such Interest Period will not adequately and fairly reflect the cost to such Lenders (as conclusively certified by such Lenders) of making or maintaining their affected Loans during such Interest Period, the Administrative Agent shall give telecopy or telephonic notice thereof to the applicable Borrower and the relevant Lenders as soon as practicable thereafter. If such notice is given (w) any Eurocurrency Rate Loans (excluding Eurocurrency Rate Loans denominated in Alternative Currencies) under the relevant Facility requested to be made on the first day of such Interest Period shall be made as Base Rate Loans, (x) any Loans under the relevant Facility that were to have been converted on the first day

42 of such Interest Period to Eurocurrency Rate Loans shall be continued as Base Rate Loans, (y) any outstanding Eurocurrency Rate Loans under the relevant Facility shall be converted, on the last day of the then-current Interest Period, to Base Rate Loans and (z) any Eurocurrency Rate Loan denominated in an Alternative Currency to which such Interest Period relates shall be repaid on the first day of such Interest Period. Until such notice has been withdrawn by the Administrative Agent, no further Eurocurrency Rate Loans under the relevant Facility shall be made or continued as such, nor shall the Borrower have the right to convert Loans under the relevant Facility to Eurocurrency Rate Loans. (b) If at the time that the Administrative Agent shall seek to determine the Reference Bank Rate less than two Reference Banks shall supply a rate to the Administrative Agent for purposes of determining the Eurocurrency Base Rate for such Eurocurrency Rate Loan, (i) if such Borrowing shall be requested in Dollars, then such Borrowing shall be made as Base Rate Loans and (ii) if such Borrowing shall be requested in any currency other than Dollars, the Eurocurrency Base Rate shall be equal to the cost to each Lender to fund its pro rata share of such Eurocurrency Rate Loan (from whatever source and using whatever methodologies as such Lender may select in its reasonable discretion (such rate, the “COF Rate”)). 2.17. Pro Rata Treatment and Payments. (a) Each borrowing by any Borrower from the Lenders hereunder, each payment by such Borrower on account of any commitment fee and any reduction of the Commitments of the Lenders shall be made pro rata according to the respective Delayed Draw Term Percentages or Revolving Percentages, as the case may be, of the relevant Lenders. (b) Each payment (including each prepayment) by the Company on account of principal of and interest on the Delayed Draw Term Loans shall be made pro rata according to the respective outstanding principal amounts of the Delayed Draw Term Loans then held by the Delayed Draw Term Lenders. The amount of each mandatory principal prepayment of the Delayed Draw Term Loans shall be applied, first, to reduce the then remaining installments of the Delayed Draw Term Loans and Incremental Term Loans, as the case may be, occurring within the next 12 months, in direct order of maturity, and second, to reduce the remaining respective installments thereof, in each case pro rata based upon the respective then remaining principal amounts thereof. Amounts prepaid on account of the Delayed Draw Term Loans may not be reborrowed. (c) Each payment (including each prepayment) by the applicable Borrower on account of principal of and interest on the Revolving Loans shall be made pro rata according to the respective outstanding principal amounts of the Revolving Loans then held by the Revolving Lenders. (d) All payments (including prepayments) to be made by a Borrower hereunder in respect of amounts denominated in Dollars, whether on account of principal, interest, fees or otherwise, shall be made without setoff or counterclaim and shall be made prior to 12:00 Noon, New York City time, on the due date thereof to the Administrative Agent, for the account of the Lenders, at the Funding Office, in Dollars and in immediately available funds. All payments (including prepayments to be made by a Borrower hereunder with respect to principal and interest on Revolving Loans denominated in Alternative Currencies shall be made without set off or counterclaim and shall be made prior to 12:00 noon, Local Time (or, with respect to any Revolving Loan denominated in Swiss Francs, 8:00 A.M., Local Time), on the due date thereof to the Administrative agent, for the account of the Lenders, in the city of the Administrative Agent’s Applicable Payment Office for the applicable currency, in the Alternative Currency with respect to which such Revolving Loan is denominated and in immediately available funds. The Administrative Agent shall distribute such payments to each relevant Lender promptly upon receipt in like funds as received, net of any amounts owing by such Lender pursuant to

43 Section 9.07. If any payment hereunder (other than payments on the Eurocurrency Rate Loans) becomes due and payable on a day other than a Business Day, such payment shall be extended to the next succeeding Business Day. If any payment on a Eurocurrency Rate Loan becomes due and payable on a day other than a Business Day, the maturity thereof shall be extended to the next succeeding Business Day unless the result of such extension would be to extend such payment into another calendar month, in which event such payment shall be made on the immediately preceding Business Day. In the case of any extension of any payment of principal pursuant to the preceding two sentences, interest thereon shall be payable at the then applicable rate during such extension. (e) Unless the Administrative Agent shall have been notified in writing by any Lender prior to a borrowing that such Lender will not make the amount that would constitute its share of such borrowing available to the Administrative Agent, the Administrative Agent may assume that such Lender is making such amount available to the Administrative Agent, and the Administrative Agent may, in reliance upon such assumption, make available to the applicable Borrower a corresponding amount. If such amount is not made available to the Administrative Agent by the required time on the Borrowing Date therefor, such Lender shall pay to the Administrative Agent, on demand, such amount with interest thereon, at a rate equal to (i) the greater of (A) the Federal Funds Effective Rate and (B) a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation (in the case of a Eurocurrency Rate Loan denominated in Dollars) and (ii) the greater of (A) the daily average of the greater of (1) the Federal Funds Effective Rate and (2) a rate determined by the Administrative Agent in accordance with banking industry rates on interbank compensation or (B) the Administrative Agent’s reasonable estimate of its average daily cost of funds (in the case of a borrowing of a Eurocurrency Rate Loan denominated in an Alternative Currency), in each case for the period until such Lender makes such amount immediately available to the Administrative Agent. A certificate of the Administrative Agent submitted to any Lender with respect to any amounts owing under this paragraph shall be conclusive in the absence of manifest error. If such Lender’s share of such borrowing is not made available to the Administrative Agent by such Lender within three Business Days after such Borrowing Date, the Administrative Agent shall also be entitled to recover such amount with interest thereon equal to (x) the rate per annum applicable to Base Rate Loans hereunder (in the case of a Eurocurrency Rate Loan denominated in Dollars) and (y) the greater of (1) the rate per annum applicable to Base Rate Loans hereunder or (2) the Administrative Agent’s reasonable estimate of its average daily cost of funds plus the Applicable Rate applicable to Eurocurrency Rate Loans denominated in an Alternative Currency (in the case of a borrowing of a Eurocurrency Rate Loan denominated in an Alternative Currency), on demand, from the applicable borrower (without prejudice to any rights such Borrower may have against any such Lender). (f) Unless the Administrative Agent shall have been notified in writing by the applicable Borrower prior to the date of any payment due to be made by the applicable Borrower hereunder that such Borrower will not make such payment to the Administrative Agent, the Administrative Agent may assume that such Borrower is making such payment, and the Administrative Agent may, but shall not be required to, in reliance upon such assumption, make available to the Lenders their respective pro rata shares of a corresponding amount. If such payment is not made to the Administrative Agent by the applicable Borrower within three Business Days after such due date, the Administrative Agent shall be entitled to recover, on demand, from each Lender to which any amount which was made available pursuant to the preceding sentence, such amount with interest thereon at the rate per annum equal to the daily average Federal Funds Effective Rate. Nothing herein shall be deemed to limit the rights of the Administrative Agent or any Lender against the applicable Borrower. (g) If any Lender shall fail to make any payment required to be made by it pursuant to Section 2.07(c), 2.07(d), 2.17(e), 2.17(f), 2.19(e), 3.04(a) or 9.07, then the Administrative Agent may, in its discretion and notwithstanding any contrary provision hereof, (i) apply any amounts thereafter

44 received by the Administrative Agent for the account of such Lender for the benefit of the Administrative Agent, the Swingline Lender or any Issuing Lender to satisfy such Lender’s obligations to it under such Sections until all such unsatisfied obligations are fully paid, and/or (ii) hold any such amounts in a segregated account as cash collateral for, and application to, any future funding obligations of such Lender under any such Section, in the case of each of clauses (i) and (ii) above, in any order as determined by the Administrative Agent in its discretion. 2.18. Requirements of Law. (a) If the adoption of or any change in any Law or in the interpretation or application thereof or compliance by any Lender or other Credit Party with any request or directive (whether or not having the force of law) from any central bank or other Governmental Authority made subsequent to the date hereof: (i) shall subject any Credit Party to any Taxes (other than (A) Indemnified Taxes and (B) Taxes described in clauses (b) through (d) of the definition of Excluded Taxes and (C) Connection Income Taxes) on its loans, loan principal, letters of credit, commitments, or other obligations, or its deposits, reserves, other liabilities or capital attributable thereto; (ii) shall impose, modify or hold applicable any reserve, special deposit, compulsory loan, insurance charge or similar requirement against assets held by, deposits or other liabilities in or for the account of, advances, loans or other extensions of credit (or participations therein) by, or any other acquisition of funds by, any office of such Lender that is not otherwise included in the determination of the Eurocurrency Rate; or (iii) shall impose on such Lender any other condition (other than Taxes); and the result of any of the foregoing is to increase the cost to such Lender or such other Credit Party, by an amount that such Lender or other Credit Party deems to be material, of making, converting into, continuing or maintaining Loans or issuing or participating in Letters of Credit, or to reduce any amount receivable hereunder in respect thereof, then, in any such case, the Company shall promptly pay such Lender or such other Credit Party, upon its demand, any additional amounts necessary to compensate such Lender or such other Credit Party for such increased cost or reduced amount receivable. If any Lender or such other Credit Party becomes entitled to claim any additional amounts pursuant to this paragraph, it shall promptly notify the Company (with a copy to the Administrative Agent) of the event by reason of which it has become so entitled. (b) If any Lender shall have determined that the adoption of or any change in any Law regarding capital or liquidity requirements or in the interpretation or application thereof or compliance by such Lender or any corporation controlling such Lender with any request or directive regarding capital or liquidity requirements (whether or not having the force of law) from any Governmental Authority made subsequent to the date hereof shall have the effect of reducing the rate of return on such Lender’s or such corporation’s capital as a consequence of its obligations hereunder or under or in respect of any Letter of Credit to a level below that which such Lender or such corporation could have achieved but for such adoption, change or compliance (taking into consideration such Lender’s or such corporation’s policies with respect to capital adequacy or liquidity) by an amount deemed by such Lender to be material, then from time to time, after submission by such Lender to the Company (with a copy to the Administrative Agent) of a written request therefor, the Company shall pay to such Lender such additional amount or amounts as will compensate such Lender or such corporation for such reduction.

45 (c) Notwithstanding anything herein to the contrary, (i) all requests, rules, guidelines, requirements and directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or by United States or foreign regulatory authorities, in each case pursuant to Basel III, and (ii) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines, requirements and directives thereunder or issued in connection therewith or in implementation thereof, shall in each case be deemed to be a change in law, regardless of the date enacted, adopted, issued or implemented. (d) A certificate as to any additional amounts payable pursuant to this Section submitted by any Lender to the Company (with a copy to the Administrative Agent) shall be conclusive in the absence of manifest error. Notwithstanding anything to the contrary in this Section, the Company shall not be required to compensate a Lender pursuant to this Section for any amounts incurred more than nine months prior to the date that such Lender notifies the Company of such Lenders to any additional amounts payable pursuant provided that, if the circumstances giving rise to such claim have a retroactive effect, then such nine-month period shall be extended to include the period of such retroactive effect. The obligations of the Company pursuant to this Section shall survive the termination of this Agreement and the payment of the Loans and all other amounts payable hereunder. (e) Notwithstanding any other provision of this Agreement, if, after the date hereof, (i)(A) the adoption of any law, rule or regulation after the date of this Agreement, (B) any change in any law, rule or regulation or in the interpretation or application thereof by any Governmental Authority after the date of this Agreement or (C) compliance by any Lender with any request, guideline or directive (whether or not having the force of law) of any Governmental Authority made or issued after the date of this Agreement, shall make it unlawful for any such Lender to make or maintain any Loan denominated in an Alternative Currency or to give effect to its obligations as contemplated hereby with respect to any Loan denominated in an Alternative Currency, or (ii) there shall have occurred any change in national or international financial, political or economic conditions (including the imposition of or any change in exchange controls, but excluding conditions otherwise covered by this Section 2.18) or currency exchange rates which would make it impracticable for the Lenders to make or maintain Loans denominated in an Alternative Currency denominated in the relevant currency to, or for the account of, any Borrower, then, by written notice to the Company and to the Administrative Agent: (i) such Lender or Lenders may declare that Loans denominated in an Alternative Currencies (in the affected currency or currencies) will not thereafter (for the duration of such unlawfulness) be made by such Lender or Lenders hereunder (or be continued for additional Interest Periods), whereupon any request for a Loan denominated in an Alternative Currency (in the affected currency or currencies) or to continue a Loan denominated in an Alternative Currency (in the affected currency or currencies), as the case may be, for an additional Interest Period) shall, as to such Lender or Lenders only, be of no force and effect, unless such declaration shall be subsequently withdrawn; and (ii) such Lender may require that all outstanding Loans denominated in an Alternative Currency, made by it be converted to Base Rate Loans or Loans denominated in Dollars, as the case may be (unless repaid by the relevant Borrower as described below), in which event all such Loans denominated in an Alternative Currencies (in the affected currency or currencies), shall be converted to Base Rate Loans or Loans denominated in Dollars, as the case may be, as of the effective date of such notice as provided in Section 2.18(f) and at the Spot Rate on the date of such conversion or, at the option of the relevant Borrower, repaid on the last day of the then current Interest Period with respect thereto or, if earlier, the date on which the applicable notice becomes effective.

46 (f) In the event any Lender shall exercise its rights under (i) or (ii) above, all payments and prepayments of principal that would otherwise have been applied to repay the converted Loans denominated in an Alternative Currencies of such Lender shall instead be applied to repay the Base Rate Loans or Loans denominated in Dollars, as the case may be, made by such Lender resulting from such conversion. For purposes of Section 2.18(e), a notice to the Company by any Lender shall be effective as to each Loan denominated in an Alternative Currency made by such Lender, if lawful, on the last day of the Interest Period, if any, currently applicable to such Loan denominated in an Alternative Currency; in all other cases such notice shall be effective on the date of receipt thereof by the Company. 2.19. Taxes. (a) Any and all payments by or on account of any obligation of any Loan Party under any Loan Document shall be made without deduction or withholding for any Taxes, except as required by applicable law. If any applicable law (as determined in the good faith discretion of an applicable withholding agent) requires the deduction or withholding of any Tax from any such payment by a withholding agent, then the applicable withholding agent shall be entitled to make such deduction or withholding and shall timely pay the full amount deducted or withheld to the relevant Governmental Authority in accordance with applicable law and, if such Tax is an Indemnified Tax, then the sum payable by the applicable Loan Party shall be increased as necessary so that, after such deduction or withholding has been made (including such deductions and withholdings applicable to additional sums payable under this Section 2.19), the amounts received by the applicable Credit Party with respect to this Agreement equal the sum which would have been received had no such deduction or withholding been made. (b) The Loan Parties shall timely pay to the relevant Governmental Authority in accordance with applicable law, or at the option of the Administrative Agent timely reimburse it for, Other Taxes. (c) As soon as practicable after any payment of Taxes by any Loan Party to a Governmental Authority pursuant to this Section 2.19, such Loan Party shall deliver to the Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent. (d) The Loan Parties shall jointly and severally indemnify each Credit Party, within 10 days after demand therefor, for the full amount of any Indemnified Taxes (including Indemnified Taxes imposed or asserted on or attributable to amounts payable under this Section) payable or paid by such Credit Party or required to be withheld or deducted from a payment to such Credit Party and any reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to the Borrower by a Lender (with a copy to the Administrative Agent), or by the Administrative Agent on its own behalf or on behalf of a Lender, shall be conclusive absent manifest error. (e) Each Lender shall severally indemnify the Administrative Agent, within 10 days after demand therefor, for (i) any Taxes attributable to such Lender (but only to the extent that any Loan Party has not already indemnified the Administrative Agent for such Indemnified Taxes and without limiting the obligation of the Loan Parties to do so) and (ii) any Taxes attributable to such Lender’s failure to comply with the provisions of Section 10.06(c) relating to the maintenance of a Participant Register, in either case, that are payable or paid by the Administrative Agent in connection with any Loan Document, and any reasonable expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to any Lender by the Administrative

47 Agent shall be conclusive absent manifest error. Each Lender hereby authorizes the Administrative Agent to set off and apply any and all amounts at any time owing to such Lender under any Loan Document or otherwise payable by the Administrative Agent to the Lender from any other source against any amount due to the Administrative Agent under this paragraph (e). (f) (i) Any Lender that is entitled to an exemption from or reduction of withholding Tax with respect to payments made under any Loan Document shall deliver to the Borrower and the Administrative Agent, at the time or times reasonably requested by the Borrower or the Administrative Agent, such properly completed and executed documentation reasonably requested by the Borrower or the Administrative Agent as will permit such payments to be made without withholding or at a reduced rate of withholding. In addition, any Lender, if reasonably requested by the Borrower or the Administrative Agent, shall deliver such other documentation prescribed by applicable law or reasonably requested by the Borrower or the Administrative Agent as will enable the Borrower or the Administrative Agent to determine whether or not such Lender is subject to backup withholding or information reporting requirements. Notwithstanding anything to the contrary in the preceding two sentences, the completion, execution and submission of such documentation (other than such documentation set forth in Section 2.19(f)(ii)(A), (ii)(B) and (ii)(D) below) shall not be required if in the Lender’s reasonable judgment such completion, execution or submission would subject such Lender to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Lender. (ii) Without limiting the generality of the foregoing, in the event that the Borrower is a U.S. Person, (A) any Lender that is a U.S. Person shall deliver to the Borrower and the Administrative Agent on or prior to the date on which such Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), executed originals of IRS Form W-9 certifying that such Lender is exempt from U.S. Federal backup withholding tax; (B) any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), whichever of the following is applicable: (i) in the case of a Foreign Lender claiming the benefits of an income tax treaty to which the United States is a party (x) with respect to payments of interest under any Loan Document, executed originals of IRS Form W-8BEN or IRS Form W-BEN-E establishing an exemption from, or reduction of, U.S. Federal withholding Tax pursuant to the “interest” article of such tax treaty and (y) with respect to any other applicable payments under any Loan Document, IRS Form W-8BEN or IRS Form W-8BEN-E establishing an exemption from, or reduction of, U.S. Federal withholding Tax pursuant to the “business profits” or “other income” article of such tax treaty; (ii) executed originals of IRS Form W-8ECI; (iii) in the case of a Foreign Lender claiming the benefits of the exemption for portfolio interest under Section 881(c) of the Code, (x) a certificate substantially in the form of Exhibit E-1 to the effect that such Foreign Lender is not a “bank” within the

48 meaning of Section 881(c)(3)(A) of the Code, a “10 percent shareholder” of the Borrower within the meaning of Section 881(c)(3)(B) of the Code, or a “controlled foreign corporation” described in Section 881(c)(3)(C) of the Code (a “U.S. Tax Compliance Certificate”) and (y) executed originals of IRS Form W-8BEN or IRS Form W-8BEN-E; or (iv) to the extent a Foreign Lender is not the beneficial owner, executed originals of IRS Form W-8IMY, accompanied by IRS Form W-8ECI, IRS Form W- 8BEN, IRS Form W-8BEN-E, a U.S. Tax Compliance Certificate substantially in the form of Exhibit E-2 or Exhibit E-3, IRS Form W-9, and/or other certification documents from each beneficial owner, as applicable; provided that if the Foreign Lender is a partnership and one or more direct or indirect partners of such Foreign Lender are claiming the portfolio interest exemption, such Foreign Lender may provide a U.S. Tax Compliance Certificate substantially in the form of Exhibit E-4 on behalf of each such direct and indirect partner; (C) any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), executed originals of any other form prescribed by applicable law as a basis for claiming exemption from or a reduction in U.S. Federal withholding Tax, duly completed, together with such supplementary documentation as may be prescribed by applicable law to permit the Borrower or the Administrative Agent to determine the withholding or deduction required to be made; and (D) if a payment made to a Lender under any Loan Document would be subject to U.S. Federal withholding Tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Lender shall deliver to the Borrower and the Administrative Agent at the time or times prescribed by law and at such time or times reasonably requested by the Borrower or the Administrative Agent such documentation prescribed by applicable law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by the Borrower or the Administrative Agent as may be necessary for the Borrower and the Administrative Agent to comply with their obligations under FATCA and to determine that such Lender has complied with such Lender’s obligations under FATCA or to determine the amount to deduct and withhold from such payment. Solely for purposes of this clause (D), “FATCA” shall include any amendments made to FATCA after the date of this Agreement. Each Lender agrees that if any form or certification it previously delivered expires or becomes obsolete or inaccurate in any respect, it shall update such form or certification or promptly notify the Borrower and the Administrative Agent in writing of its legal inability to do so. (g) If any party determines, in its sole discretion, that it has received a refund of any Taxes as to which it has been indemnified pursuant to this Section 2.19 (including by the payment of additional amounts pursuant to this Section 2.19), it shall pay to the indemnifying party an amount equal to such refund (but only to the extent of indemnity payments made under this Section with respect to the Taxes giving rise to such refund), net of all out-of-pocket expenses (including Taxes) of, and net

49 of any loss or gain realized in the conversion of such funds or to another currency incurred by, such indemnified party and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund). Such indemnifying party, upon the request of such indemnified party, shall repay to such indemnified party the amount paid over pursuant to this paragraph (g) (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) in the event that such indemnified party is required to repay such refund to such Governmental Authority. Notwithstanding anything to the contrary in this paragraph (g), in no event will the indemnified party be required to pay any amount to an indemnifying party pursuant to this paragraph (g) the payment of which would place the indemnified party in a less favorable net after-Tax position than the indemnified party would have been in if the indemnification payments or additional amounts giving rise to such refund had never been paid. This paragraph shall not be construed to require any indemnified party to make available its Tax returns (or any other information relating to its Taxes that it deems confidential) to the indemnifying party or any other Person. (h) Each party’s obligations under this Section 2.19 shall survive the resignation or replacement of the Administrative Agent or any assignment of rights by, or the replacement of, a Lender, the termination of the Commitments and the repayment, satisfaction or discharge of all obligations under the Loan Documents. (i) For purposes of this Section 2.19, the term “Lender,” including as referenced in any defined term used in this Section, includes the Issuing Lenders and the Swingline Lender. 2.20. Indemnity. Each Borrower agrees to indemnify each Lender for, and to hold each Lender harmless from, any loss or expense that such Lender may sustain or incur as a consequence of (a) default by a Borrower in making a borrowing of, conversion into or continuation of Eurocurrency Rate Loans after the applicable Borrower has given a notice requesting the same in accordance with the provisions of this Agreement, (b) default by a Borrower in making any prepayment of or conversion from Eurocurrency Rate Loans after the applicable Borrower has given a notice thereof in accordance with the provisions of this Agreement or (c) the making of a prepayment of Eurocurrency Rate Loans on a day that is not the last day of an Interest Period with respect thereto. Such indemnification may include an amount equal to the excess, if any, of (i) the amount of interest that would have accrued on the amount so prepaid, or not so borrowed, converted or continued, for the period from the date of such prepayment or of such failure to borrow, convert or continue to the last day of such Interest Period (or, in the case of a failure to borrow, convert or continue, the Interest Period that would have commenced on the date of such failure) in each case at the Applicable Rate of interest for such Loans provided for herein (excluding, however, the Applicable Rate included therein, if any) over (ii) the amount of interest (as reasonably determined by such Lender) that would have accrued to such Lender on such amount by placing such amount on deposit for a comparable period with leading banks in the interbank eurodollar market. A certificate as to any amounts payable pursuant to this Section submitted to a Borrower by any Lender shall be conclusive in the absence of manifest error. This covenant shall survive the termination of this Agreement and the payment of the Loans and all other amounts payable hereunder. 2.21. Change of Lending Office. Each Lender agrees that, upon the occurrence of any event giving rise to the operation of Section 2.18 or 2.19(a) with respect to such Lender, it will, if requested by the Company or the applicable Borrower, use reasonable efforts (subject to overall policy considerations of such Lender) to designate another lending office for any Loans affected by such event with the object of avoiding the consequences of such event; provided, that such designation is made on terms that, in the sole judgment of such Lender, cause such Lender and its lending offices to suffer no economic, legal or regulatory disadvantage, and provided, further, that nothing in this Section shall affect or postpone any of the obligations of the Company or the applicable Borrower or the rights of any Lender pursuant to Section 2.18 or 2.19(a).

50 2.22. Replacement of Lenders. The applicable Borrower shall be permitted to replace any Lender that (a) requests reimbursement for amounts owing pursuant to Section 2.18 or 2.19(a), (b) becomes a Defaulting Lender, or (c) does not consent to any proposed amendment, supplement, modification, consent or waiver of any provision of this Agreement or any other Loan Document that requires the consent of each of the Lenders or each of the Lenders affected thereby (so long as the consent of the Required Lenders has been obtained), with a replacement financial institution; provided that (i) such replacement does not conflict with any Law, (ii) no Event of Default shall have occurred and be continuing at the time of such replacement, (iii) prior to any such replacement, such Lender shall have taken no action under Section 2.21 so as to eliminate the continued need for payment of amounts owing pursuant to Section 2.18 or 2.19(a), (iv) the replacement financial institution shall purchase, at par, all Loans and other amounts owing to such replaced Lender on or prior to the date of replacement, (v) the applicable Borrower shall be liable to such replaced Lender under Section 2.20 if any Eurocurrency Rate Loan owing to such replaced Lender shall be purchased other than on the last day of the Interest Period relating thereto, (vi) the replacement financial institution shall be reasonably satisfactory to the Administrative Agent, (vii) the replaced Lender shall be obligated to make such replacement in accordance with the provisions of Section 10.6 (provided that the applicable Borrower shall be obligated to pay the registration and processing fee referred to therein), (viii) until such time as such replacement shall be consummated, the applicable Borrower shall pay all additional amounts (if any) required pursuant to Section 2.18 or 2.19(a), as the case may be, and (ix) any such replacement shall not be deemed to be a waiver of any rights that the applicable Borrower, the Administrative Agent or any other Lender shall have against the replaced Lender. Each party hereto agrees that an assignment required pursuant to this paragraph may be effected pursuant to an Assignment and Assumption executed by Company, the Administrative Agent and the assignee, and that the Lender required to make such assignment need not be a party thereto in order for such assignment to be effective. 2.23. Defaulting Lenders. Notwithstanding any provision of this Agreement to the contrary, if any Lender becomes a Defaulting Lender, then the following provisions shall apply for so long as such Lender is a Defaulting Lender: (a) fees shall cease to accrue on the unfunded portion of the Revolving Commitment of such Defaulting Lender pursuant to Section 2.08(a); (b) the Revolving Commitment and Revolving Extensions of Credit of such Defaulting Lender shall not be included in determining whether the Required Lenders have taken or may take any action hereunder (including any consent to any amendment, waiver or other modification pursuant to Section 10.01); provided, that this clause (b) shall not apply to the vote of a Defaulting Lender in the case of an amendment, waiver or other modification requiring the consent of such Lender or each Lender affected thereby; (c) if any Swingline Exposure or L/C-B/A Exposure exists at the time such Lender becomes a Defaulting Lender then: (i) all or any part of the Swingline Exposure and L/C-B/A Exposure of such Defaulting Lender (other than the portion of such Swingline Exposure referred to in clause (b) of the definition of such term) shall be reallocated among the non-Defaulting Lenders in accordance with their respective Revolving Percentages but only to the extent the sum of all non-Defaulting Lenders’ Revolving Extensions of Credit plus such Defaulting Lender’s Swingline Exposure and L/C-B/A Exposure does not exceed the total of all non-Defaulting Lenders’ Revolving Commitments;

51 (ii) if the reallocation described in clause (i) above cannot, or can only partially, be effected, the applicable Borrower shall within one Business Day following notice by the Administrative Agent (x) first, prepay such Swingline Exposure and (y) second, cash collateralize for the benefit of the applicable Issuing Lender only the Borrower’s obligations corresponding to such Defaulting Lender’s L/C-B/A Exposure (after giving effect to any partial reallocation pursuant to clause (i) above) in accordance with the procedures set forth in Article VIII for so long as such L/C-B/A Exposure is outstanding; (iii) if the applicable Borrower cash collateralizes any portion of such Defaulting Lender’s L/C-B/A Exposure pursuant to clause (ii) above, the applicable Borrower shall not be required to pay any fees to such Defaulting Lender pursuant to Section 3.3(a) with respect to such Defaulting Lender’s L/C-B/A Exposure during the period such Defaulting Lender’s L/C-B/A Exposure is cash collateralized; (iv) if the L/C-B/A Exposure of the non-Defaulting Lenders is reallocated pursuant to clause (i) above, then the fees payable to the Lenders pursuant to Section 2.08(a) and Section 3.03(a) shall be adjusted in accordance with such non-Defaulting Lenders’ Revolving Percentages; and (v) if all or any portion of such Defaulting Lender’s L/C-B/A Exposure is neither reallocated nor cash collateralized pursuant to clause (i) or (ii) above, then, without prejudice to any rights or remedies of the applicable Issuing Lender or any other Lender hereunder, all fees payable under Section 3.03(a) with respect to such Defaulting Lender’s L/C-B/A Exposure shall be payable to the applicable Issuing Lender until and to the extent that such L/C-B/A Exposure is reallocated and/or cash collateralized; and (d) so long as such Lender is a Defaulting Lender, the Swingline Lender shall not be required to fund any Swingline Loan and the Issuing Lenders shall not be required to issue, amend or increase any Letter of Credit or create, amend or increase any Bankers’ Acceptance, unless such Swingline Lender or the applicable Issuing Lender is satisfied that the related exposure and the Defaulting Lender’s then outstanding L/C-B/A Exposure will be 100% covered by the Revolving Commitments of the non-Defaulting Lenders and/or cash collateral will be provided by the applicable Borrower in accordance with Section 2.23(c), and participating interests in any newly made Swingline Loan, any newly issued or increased Letter of Credit or any newly created or increased Bankers’ Acceptance shall be allocated among non-Defaulting Lenders in a manner consistent with Section 2.23(c)(i) (and such Defaulting Lender shall not participate therein). If (i) a Bankruptcy Event with respect to a Lender Parent of any Lender shall occur following the date hereof and for so long as such event shall continue or (ii) the Swingline Lender or any Issuing Lender has a good faith belief that any Lender has defaulted in fulfilling its obligations under one or more other agreements in which such Lender commits to extend credit, the Swingline Lender shall not be required to fund any Swingline Loan and the applicable Issuing Lender shall not be required to issue, amend or increase any Letter of Credit or create, amend or increase any Bankers’ Acceptance, unless the Swingline Lender or the applicable Issuing Lender, as the case may be, shall have entered into arrangements with the applicable Borrower or such Lender, satisfactory to the Swingline Lender or the applicable Issuing Lender, as the case may be, to defease any risk to it in respect of such Lender hereunder. In the event that the Administrative Agent, the Company, the applicable Borrower, the Swingline Lender and the applicable Issuing Lender each agrees that a Defaulting Lender has adequately remedied all matters that caused such Lender to be a Defaulting Lender, then the Swingline Exposure and

52 L/C-B/A Exposure of the Lenders shall be readjusted to reflect the inclusion of such Lender’s Revolving Commitment and on such date such Lender shall purchase at par such of the Loans of the other Lenders (other than Swingline Loans) as the Administrative Agent shall determine may be necessary in order for such Lender to hold such Loans in accordance with its Revolving Percentage. 2.24. Incremental Facilities. (a) The Company or any Borrower and any one or more Lenders (including New Lenders) may from time to time agree that such Lenders shall make, obtain or increase the amount of their Incremental Term Loans or Revolving Commitments, as applicable, by executing and delivering to the Administrative Agent an Increased Facility Activation Notice specifying (i) the amount of such increase and the Facility or Facilities involved, (ii) the applicable Increased Facility Closing Date and (iii) in the case of Incremental Term Loans, (x) the applicable Incremental Term Maturity Date, (y) the amortization schedule for such Incremental Term Loans, which shall comply with Section 2.03(c), and (z) the Applicable Rate for such Incremental Term Loans. Notwithstanding the foregoing, (i) without the consent of the Required Lenders, the aggregate amount of borrowings of Incremental Term Loans and the aggregate amount of incremental Revolving Commitments obtained after the Closing Date pursuant to this paragraph shall not exceed $75,000,000 and (ii) without the consent of the Administrative Agent, (x) each increase effected pursuant to this paragraph shall be in a minimum amount of at least $20,000,000 (or the Dollar Equivalent thereof) and (y) no more than 3 Increased Facility Closing Dates may be selected by the Borrower after the Closing Date. No Lender shall have any obligation to participate in any increase described in this paragraph unless it agrees to do so in its sole discretion. (b) Any additional bank, financial institution or other entity which, with the consent of the applicable Borrower and the Administrative Agent (which consent shall not be unreasonably withheld), elects to become a “Lender” under this Agreement in connection with any transaction described in Section 2.24(a) shall execute a New Lender Supplement (each, a “New Lender Supplement”), substantially in the form of Exhibit F-3, whereupon such bank, financial institution or other entity (a “New Lender”) shall become a Lender for all purposes and to the same extent as if originally a party hereto and shall be bound by and entitled to the benefits of this Agreement. (c) Unless otherwise agreed by the Administrative Agent, on each Increased Facility Closing Date with respect to the Revolving Facility, the Borrower shall borrow Revolving Loans under the relevant increased Revolving Commitments from each Lender participating in the relevant increase in an amount determined by reference to the amount of each Type of Loan (and, in the case of Eurocurrency Rate Loans, of each Eurocurrency Tranche) which would then have been outstanding from such Lender if (i) each such Type or Eurocurrency Tranche had been borrowed or effected on such Increased Facility Closing Date and (ii) the aggregate amount of each such Type or Eurocurrency Tranche requested to be so borrowed or effected had been proportionately increased. The Eurocurrency Base Rate applicable to any Eurocurrency Rate Loan borrowed pursuant to the preceding sentence shall equal the Eurocurrency Base Rate then applicable to the Eurocurrency Rate Loans of the other Lenders in the same Eurocurrency Tranche (or, until the expiration of the then-current Interest Period, such other rate as shall be agreed upon between the Borrower and the relevant Lender. (d) Notwithstanding anything to the contrary in this Agreement, each of the parties hereto hereby agrees that, on each Increased Facility Activation Date, this Agreement shall be amended to the extent (but only to the extent) necessary to reflect the existence and terms of the Incremental Term Loans evidenced thereby. Any such deemed amendment may be effected in writing by the Administrative Agent with the Company’s consent (not to be unreasonably withheld) and furnished to the other parties hereto. 2.25. Designated Borrowers.

53 (a) The Company may at any time, upon (a) not less than 60 Business Days’ notice from the Company to the Administrative Agent (or such shorter period as may be agreed by the Administrative Agent in its sole discretion) and (b) receipt of the Administrative Agent’s and each Lenders’ prior written consent, designate any Subsidiary of the Company (an “Applicant Borrower”) as a Designated Borrower to receive Loans hereunder by delivering to the Administrative Agent (which shall promptly deliver counterparts thereof to each Lender) a duly executed notice and agreement in substantially the form of Exhibit C (a “Designated Borrower Request and Assumption Agreement”). The parties hereto acknowledge and agree that prior to any Applicant Borrower becoming entitled to utilize the credit facilities provided for herein the Administrative Agent shall have received such supporting resolutions, incumbency certificates, Organization Documents (as well as a recent extract from the Dutch trade register (Handelsregister) in respect of a Dutch Designated Borrower), Security Documents, opinions of counsel and other documents or information (including, without limitation, information with respect to the Patriot Act, Sanctions and Anti-Corruption Laws, and in respect of any relevant Dutch Loan Party, a copy (if required) of a positive advice from its (central) works council (and, if such advice is not unconditional, confirmation from the Company that (i) the conditions set by the works council are and will be complied with and (ii) such compliance does and will not have a Material Adverse Effect)), in form, content and scope reasonably satisfactory to the Administrative Agent, as may be required by the Administrative Agent in its sole discretion, and Notes signed by such new Borrowers to the extent any Lenders so require. If the Administrative Agent and the Lenders agree that an Applicant Borrower shall be entitled to receive Loans hereunder, then promptly following receipt of all such requested resolutions, incumbency certificates, Security Documents, opinions of counsel and other documents or information, the Administrative Agent shall send a notice in substantially the form of Exhibit D (a “Designated Borrower Notice”) to the Company and the Lenders specifying the effective date upon which the Applicant Borrower shall constitute a Designated Borrower for purposes hereof, whereupon each of the Lenders agrees to permit such Designated Borrower to receive Loans hereunder, on the terms and conditions set forth herein, and each of the parties agrees that such Designated Borrower otherwise shall be a Borrower for all purposes of this Agreement; provided that no borrowing request may be submitted by or on behalf of such Designated Borrower until the date five Business Days after such effective date. (b) The Obligations of the Company and each Designated Borrower that is a Domestic Subsidiary shall be joint and several in nature. The Obligations of the Dutch Borrower and the German Borrower and all Designated Borrowers that are Foreign Subsidiaries shall be several in nature. (c) Each Subsidiary of the Company that is or becomes a “Designated Borrower” pursuant to this Section 2.25 hereby irrevocably appoints the Company as its agent for all purposes relevant to this Agreement and each of the other Loan Documents, including (i) the giving and receipt of notices, (ii) the execution and delivery of all documents, instruments and certificates contemplated herein and all modifications hereto, and (iii) the receipt of the proceeds of any Loans made by the Lenders to any such Designated Borrower hereunder. Any acknowledgment, consent, direction, certification or other action which might otherwise be valid or effective only if given or taken by all Borrowers, or by each Borrower acting singly, shall be valid and effective if given or taken only by the Company, whether or not any such other Borrower joins therein. Any notice, demand, consent, acknowledgement, direction, certification or other communication delivered to the Company in accordance with the terms of this Agreement shall be deemed to have been delivered to each Designated Borrower. (d) The Company may from time to time, upon not less than 15 Business Days’ notice from the Company to the Administrative Agent (or such shorter period as may be agreed by the Administrative Agent in its sole discretion), terminate a Designated Borrower’s status as such, provided that there are no outstanding Loans payable by such Designated Borrower, or other amounts payable by such Designated Borrower on account of any Loans made to it, as of the effective date of such

54 termination. The Administrative Agent will promptly notify the Lenders of any such termination of a Designated Borrower’s status. (e) Notwithstanding the above, any Lender that may not legally lend to, establish credit for the account of and/or do any business whatsoever with such Designated Borrower shall notify the Company and the Administrative Agent in writing that such Lender will not provide any Loans to such Designated Borrower. 2.26. Collateral Security. Subject to Section 6.12, the Obligations (which, for the avoidance of doubt, shall include the Foreign Loan Party Obligations) shall be secured by a perfected first priority security interest (subject only to Liens permitted by Section 7.01 entitled to priority under applicable law) in (i) all of the assets of the Domestic Loan Parties (other than Equity Interests in Subsidiaries which are addressed in clause (ii) below), whether now owned or hereafter acquired, including, without limitation all personal property of each Loan Party, (ii) all Equity Interests of all Domestic Subsidiaries of each Domestic Loan Party and all Equity Interests of each first-tier Foreign Subsidiary of each Domestic Loan Party; provided that, with respect to Foreign Subsidiaries, such equity pledge shall be limited to 65% of the capital stock of such Foreign Subsidiary to the extent the pledge secures Domestic Loan Party Obligations, (iii) all present and future intercompany debt owing to each Domestic Loan Party and (iv) all proceeds and products of the property and assets described in (i), (ii) and (iii) above. 2.27. Non-Public Lender. Any Loan to the Dutch Borrower or any Dutch Designated Borrower shall at all times be provided by a Lender that is a Non-Public Lender. ARTICLE III. LETTERS OF CREDIT AND BANKERS’ ACCEPTANCES. 3.01. L/C-B/A Commitment. (a) Subject to the terms and conditions hereof, the applicable Issuing Lender, in reliance on the agreements of the other Revolving Lenders set forth in Section 3.04(a), agrees to issue Letters of Credit and create Bankers’ Acceptances in accordance with the terms of the applicable Letter of Credit in Dollars or any Alternative Currency for the account of any Borrower or any Subsidiary on any Business Day during the Revolving Commitment Period in such form as may be approved from time to time by the applicable Issuing Lender; provided that (A) such Issuing Lender shall have no obligation to issue any Letter of Credit or create any BA if, after giving effect to such issuance, (i) Total Revolving Extensions of Credit shall exceed the Revolving Commitments, (ii) the Revolving Extensions of Credit of any Lender, plus the Dollar Equivalent of such Lender’s L/C-B/A Exposure then outstanding, plus such Lender’s Swingline Exposure then outstanding shall exceed such Lender’s Commitment, (iii) the Dollar Equivalent of L/C-B/A Obligations then outstanding shall exceed the L/C- B/A Commitment, (iv) Total Revolving Extensions of Credit denominated in Alternative Currencies shall exceed the Alternative Currency Sublimit or (v) Total Revolving Extensions of Credit to Foreign Borrowers shall exceed the Foreign Borrower Sublimit and (B) as to Acceptance Credits, the Bankers’ Acceptance created or to be created thereunder shall be an eligible Bankers’ Acceptance under Section 13 of the Federal Reserve Act (12 U.S.C. §372). Each request by the Company for the issuance or amendment of a Letter of Credit or Bankers’ Acceptance shall be deemed to be a representation by the Company that the L/C-B/A Credit Extension so requested complies with the conditions set forth in the proviso to the preceding sentence. All Existing Letters of Credit and Existing Bankers’ Acceptances shall be deemed to have been issued pursuant hereto, and from and after the Closing Date shall be subject to and governed by the terms of and conditions hereof.

55 (b) The applicable Issuing Lender shall not at any time be obligated to issue any Letter of Credit or create any BA if: (i) such issuance or creation would conflict with, or cause the applicable Issuing Lender or any L/C-B/A Participant to exceed any limits imposed by, any applicable requirement of Law; (ii) (A) the expiry date of such requested Letter of Credit would occur after the earlier of (x) the first anniversary of its date of issuance and (y) the Letter of Credit-BA Expiration Date; provided that any Letter of Credit with a one-year term may provide for the renewal thereof for additional one-year periods (which shall in no event extend beyond the date referred to in clause (A)(y) above) and (B) the maturity of any Bankers’ Acceptance would occur earlier than 30 or later than 120 days from the date of issuance, and in any event, later than 60 days before the Letter of Credit-BA Expiration Date, unless the Administrative Agent and the applicable Issuing Lender have approved such maturity date; (iii) any order, judgment or decree of any Governmental Authority or arbitrator shall by its terms purport to enjoin or restrain the applicable Issuing Lender from issuing such Letter of Credit or creating any related Bankers’ Acceptance, or any Law applicable to the applicable Issuing Lender or any request or directive (whether or not having the force of law) from any Governmental Authority with jurisdiction over the applicable Issuing Lender shall prohibit, or request that the applicable Issuing Lender refrain from, the issuance of letters of credit or creation of related Bankers’ Acceptances generally or such Letter of Credit or any related Bankers’ Acceptance in particular or shall impose upon the applicable Issuing Lender with respect to such Letter of Credit or related Bankers’ Acceptance any restriction, reserve or capital requirement (for which the applicable Issuing Lender is not otherwise compensated hereunder) not in effect on the Closing Date, or shall impose upon the applicable Issuing Lender any unreimbursed loss, cost or expense which was not applicable on the Closing Date and which the applicable Issuing Lender in good faith deems material to it; (iv) the issuance of such Letter of Credit or creation of any Bankers’ Acceptance would violate one or more policies of the applicable Issuing Lender applicable to letters of credit generally, or the creation of any related Bankers’ Acceptance would cause the applicable Issuing Lender to exceed the maximum amount of outstanding bankers’ acceptances permitted by applicable law; (v) such Letter of Credit or any related Bankers’ Acceptance shall be denominated in a currency other than Dollars or an Alternative Currency; (vi) such Letter of Credit or any related Bankers’ Acceptance contains any provisions for automatic reinstatement of the stated amount after any drawing thereunder; or (vii) the applicable Issuing Lender does not as of the issuance date of such requested Letter of Credit or any related Bankers’ Acceptance issue Letters of Credit or Bankers’ Acceptances in the requested currency. (c) Each applicable Issuing Lender shall notify the Administrative Agent of (i) the issuance of any Letter of Credit or creation of any Bankers’ Acceptance on the date of any such issuance or creation, (ii) the increase or decrease in the amount of any Letter of Credit or Bankers’ Acceptance on the date of any such increase or decrease, (iii) the extension or renewal of any Letter of Credit or

56 Bankers’ Acceptance on the date of any such extension or renewal and (iv) the outstanding aggregate principal amount of any L/C-B/A Credit Extensions on the last Business Day of each month. 3.02. Procedure for Issuance of Letter of Credit or BA. Any Borrower may from time to time request that the Issuing Lender issue a Letter of Credit or create a BA by delivering to the applicable Issuing Lender at its address for notices specified herein an Application therefor, completed to the satisfaction of the applicable Issuing Lender, and such other certificates, documents and other papers and information as the applicable Issuing Lender may request. Upon receipt of any Application, the applicable Issuing Lender will process such Application and the certificates, documents and other papers and information delivered to it in connection therewith in accordance with its customary procedures and shall promptly issue the Letter of Credit or create the BA requested thereby (but in no event shall such Issuing Lender be required to issue any Letter of Credit or create any BA earlier than three Business Days after its receipt of the Application therefor and all such other certificates, documents and other papers and information relating thereto) by issuing the original of such Letter of Credit or BA to the beneficiary thereof or as otherwise may be agreed to by the applicable Issuing Lender and the applicable Borrower. The applicable Issuing Lender shall furnish a copy of such Letter of Credit or BA to the applicable Borrower promptly following the issuance thereof. The applicable Issuing Lender shall promptly furnish to the Administrative Agent, which shall in turn promptly furnish to the Lenders, notice of the issuance of each Letter of Credit or BA (including the amount thereof). 3.03. Fees and Other Charges. (a) The applicable Borrower will pay a fee in Dollars on all outstanding Letters of Credit or Bankers’ Acceptances at a per annum rate equal to the Applicable Rate then in effect, shared ratably among the Revolving Lenders and payable quarterly in arrears on each Fee Payment Date after the issuance date. In addition, the applicable Borrower shall pay to the Issuing Lender for its own account a fronting fee in Dollars of 0.125% per annum on the undrawn and unexpired amount of the Dollar Equivalent of each Letter of Credit and BA, payable quarterly in arrears on each Fee Payment Date after the issuance date. (b) In addition to the foregoing fees, the applicable Borrower shall pay or reimburse the applicable Issuing Lender for such normal and customary costs and expenses as are incurred or charged by such Issuing Lender in issuing, negotiating, effecting payment under, amending or otherwise administering any Letter of Credit or BA. 3.04. L/C-B/A Participations. (a) The applicable Issuing Lender irrevocably agrees to grant and hereby grants to each L/C-B/A Participant, and, to induce the applicable Issuing Lender to issue Letters of Credit and create BA’s, each L/C-B/A Participant irrevocably agrees to accept and purchase and hereby accepts and purchases from the applicable Issuing Lender, on the terms and conditions set forth below, for such L/C-B/A Participant’s own account and risk an undivided interest equal to such L/C-B/A Participant’s Revolving Percentage in the applicable Issuing Lender’s obligations and rights under and in respect of each Letter of Credit and BA and the amount of each draft paid or reimbursed by the applicable Issuing Lender thereunder. Each L/C-B/A Participant agrees with the applicable Issuing Lender that, if a draft is paid under any Letter of Credit or reimbursed under any BA for which such Issuing Lender is not reimbursed in full by the applicable Borrower in accordance with the terms of this Agreement (or in the event that any reimbursement received by such Issuing Lender shall be required to be returned by it at any time), such L/C-B/A Participant shall pay to the applicable Issuing Lender upon demand at the applicable Issuing Lender’s address for notices specified herein the an amount in Dollars equal to the Dollar Equivalent of such L/C-B/A Participant’s Revolving Percentage of the amount that is not so reimbursed (or is so returned). Each L/C-B/A Participant’s obligation to pay such amount shall be absolute and unconditional and shall not be affected by any circumstance, including (i) any setoff, counterclaim, recoupment, defense or other right that such L/C-B/A Participant may have against the applicable Issuing Lender, the applicable Borrower or any other Person for any reason whatsoever, (ii) the

57 occurrence or continuance of a Default or an Event of Default or the failure to satisfy any of the other conditions specified in Article IV, (iii) any adverse change in the condition (financial or otherwise) of the Company or the applicable Borrower, (iv) any breach of this Agreement or any other Loan Document by the applicable Borrower, any other Loan Party or any other L/C-B/A Participant or (v) any other circumstance, happening or event whatsoever, whether or not similar to any of the foregoing. (b) If any amount required to be paid by any L/C-B/A Participant to the applicable Issuing Lender pursuant to Section 3.04(a) in respect of any unreimbursed portion of any payment made by the applicable Issuing Lender under any Letter of Credit or BA is paid to the applicable Issuing Lender within three Business Days after the date such payment is due, such L/C-B/A Participant shall pay to the applicable Issuing Lender on demand an amount equal to the product of (i) such amount, times (ii) the daily average Federal Funds Effective Rate during the period from and including the date such payment is required to the date on which such payment is immediately available to the applicable Issuing Lender, times (iii) a fraction the numerator of which is the number of days that elapse during such period and the denominator of which is 360. If any such amount required to be paid by any L/C- B/A Participant pursuant to Section 3.04(a) is not made available to the applicable Issuing Lender by such L/C-B/A Participant within three Business Days after the date such payment is due, the applicable Issuing Lender shall be entitled to recover from such L/C-B/A Participant, on demand, such amount with interest thereon calculated from such due date at the rate per annum applicable to Base Rate Loans under the Revolving Facility. A certificate of the applicable Issuing Lender submitted to any L/C-B/A Participant with respect to any amounts owing under this Section shall be conclusive in the absence of manifest error. (c) Whenever, at any time after the applicable Issuing Lender has made payment under any Letter of Credit or BA and has received from any L/C-B/A Participant its pro rata share of such payment in accordance with Section 3.04(a), the applicable Issuing Lender receives any payment related to such Letter of Credit or BA (whether directly from the applicable Borrower or otherwise, including proceeds of collateral applied thereto by the applicable Issuing Lender), or any payment of interest on account thereof, the applicable Issuing Lender will distribute to such L/C-B/A Participant its pro rata share thereof; provided, however, that in the event that any such payment received by the applicable Issuing Lender shall be required to be returned by the applicable Issuing Lender, such L/C- B/A Participant shall return to the applicable Issuing Lender the portion thereof previously distributed by the applicable Issuing Lender to it. 3.05. Reimbursement Obligation of the Borrower. If any draft is paid under any Letter of Credit or any Bankers’ Acceptance is presented for payment, the applicable Issuing Lender shall notify the Company and the Administrative Agent thereof. In the case of a Letter of Credit or Bankers’ Acceptance denominated in an Alternative Currency, the Company shall reimburse the applicable Issuing Lender in such Alternative Currency, unless (A) the applicable Issuing Lender (at its option) shall have specified in such notice that it will require reimbursement in Dollars, or (B) in the absence of any such requirement for reimbursement in Dollars, the Company shall have notified the applicable Issuing Lender promptly following receipt of the notice of drawing or payment that the Company will reimburse the applicable Issuing Lender in Dollars. In the case of any such reimbursement in Dollars of a drawing under a Letter of Credit or payment under a Bankers’ Acceptance denominated in an Alternative Currency, the Administrative Agent shall notify the applicable Issuing Lender and the Company of the Dollar Equivalent of the amount of the drawing or payment promptly following the determination thereof. The applicable Borrower shall reimburse the applicable Issuing Lender for the amount of (a) the draft so paid and (b) any taxes, fees, charges or other costs or expenses incurred by the applicable Issuing Lender in connection with such payment, not later than 12:00 Noon, New York City time (in the case of any reimbursement in Dollars) or the Local Time (in the case of any reimbursement in an Alternative Currency) on (i) the Business Day that the applicable Borrower receives notice of such draft or payment,

58 if such notice is received on such day prior to 10:00 A.M., New York City time, or (ii) if clause (i) above does not apply, the Business Day immediately following the day that the applicable Borrower receives such notice. Each such payment shall be made to the applicable Issuing Lender at its address for notices referred to herein in Dollars or the applicable Alternative Currency and in immediately available funds. Interest shall be payable on any such amounts from the date on which the relevant draft is paid until payment in full at the rate set forth in the Applicable Rate grid (x) until the Business Day next succeeding the date of the relevant notice, Section 2.14(b) and (y) thereafter, Section 2.14(c). 3.06. Obligations Absolute. The applicable Borrower’s obligations under this Article III shall be absolute, unconditional and irrevocable under any and all circumstances and irrespective of any setoff, counterclaim or defense to payment that the applicable Borrower may have or have had against the applicable Issuing Lender, any beneficiary of a Letter of Credit or BA or any other Person. The applicable Borrower also agrees with the applicable Issuing Lender that the applicable Issuing Lender shall not be responsible for, and the applicable Borrower’s Reimbursement Obligations under Section 3.05 shall not be affected by, among other things, (a) any lack of validity or enforceability of any Letter of Credit, BA or this Agreement, or any term or provision therein, (b) any draft or other document presented under a Letter of Credit or BA proving to be invalid, fraudulent or forged in any respect or any statement therein being untrue or inaccurate in any respect, (c) any dispute between or among the applicable Borrower and any beneficiary of any Letter of Credit or BA or any other party to which such Letter of Credit or BA may be transferred or any claims whatsoever of the applicable Borrower against any beneficiary of such Letter of Credit or BA or any such transferee, (d) payment by the applicable Issuing Lender under a Letter of Credit or BA against presentation of a draft or other document that does not comply with the terms of such Letter of Credit or BA, (e) any other event or circumstance whatsoever, whether or not similar to any of the foregoing, that might, but for the provisions of this Section, constitute a legal or equitable discharge of, or provide a right of setoff against, the applicable Borrower's obligations hereunder or (f) any adverse change in the relevant exchange rates or in the availability of the relevant Alternative Currency to the Company or any Subsidiary or in the relevant currency markets generally. The applicable Issuing Lender shall not have any liability or responsibility by reason of or in connection with the issuance or transfer of any Letter of Credit or BA or any payment or failure to make any payment thereunder (irrespective of any of the circumstances referred to in the preceding sentence), or any error, omission, interruption, loss or delay in transmission or delivery of any draft, notice or message or advice, however transmitted, in connection with any Letter of Credit or BA (including any document required to make a drawing thereunder), any error in interpretation of technical terms or any consequence arising from causes beyond the control of the applicable Issuing Lender; provided that the foregoing shall not be construed to excuse the applicable Issuing Lender from liability to the applicable Borrower to the extent of any direct damages (as opposed to special, indirect, consequential or punitive damages, claims in respect of which are hereby waived by the applicable Borrower to the extent permitted by applicable law) suffered by the applicable Borrower that are caused by the applicable Issuing Lender's failure to exercise care when determining whether drafts and other documents presented under a Letter of Credit or BA comply with the terms thereof. The parties hereto expressly agree that, in the absence of gross negligence or willful misconduct on the part of the applicable Issuing Lender (as finally determined by a court of competent jurisdiction), the applicable Issuing Lender shall be deemed to have exercised care in each such determination. In furtherance of the foregoing and without limiting the generality thereof, the parties agree that, with respect to documents presented which appear on their face to be in substantial compliance with the terms of a Letter of Credit or BA, the applicable Issuing Lender may, in its sole discretion, either accept and make payment upon such documents without responsibility for further investigation, regardless of any notice or information to the contrary, or refuse to accept and make payment upon such documents if such documents are not in strict compliance with the terms of such Letter of Credit or BA.

59 3.07. Letter of Credit Payments. If any draft shall be presented for payment under any Letter of Credit or BA, the applicable Issuing Lender shall promptly notify the applicable Borrower and the Administrative Agent of the date and amount thereof. The responsibility of the applicable Issuing Lender to the applicable Borrower in connection with any draft presented for payment under any Letter of Credit or BA shall, in addition to any payment obligation expressly provided for in such Letter of Credit or BA, be limited to determining that the documents (including each draft) delivered under such Letter of Credit or BA in connection with such presentment are substantially in conformity with such Letter of Credit or BA. 3.08. Applications. To the extent that any provision of any Application related to any Letter of Credit or BA is inconsistent with the provisions of this Article III, the provisions of this Article III shall apply. 3.09. Applicability of ISP and UCP. Unless otherwise expressly agreed by the applicable Issuing Lender and the Company when a Letter of Credit is issued (including any such agreement applicable to an Existing Letter of Credit), (i) the rules of the ISP shall apply to each standby Letter of Credit, and (ii) the rules of the UCP shall apply to each commercial Letter of Credit. Notwithstanding the foregoing, the applicable Issuing Lender shall not be responsible to the Borrowers for, and the applicable Issuing Lender’s rights and remedies against the Borrowers shall not be impaired by, any action or inaction of the applicable Issuing Lender required or permitted under any Law, order, or practice that is required or permitted to be applied to any Letter of Credit, Bankers’ Acceptance or this Agreement, including the Law or any order of a jurisdiction where the applicable Issuing Lender or the beneficiary is located, the practice stated in the ISP of UCP, as applicable, or in the decisions, opinions, practice statements, or official commentary of the ICC Banking Commission, the Bankers Association for Finance and Trade – International Financial Services Association (BAFT-IFSA), or the Institute of International Banking Law & Practice, whether or not any Letter of Credit or Bankers’ Acceptance chooses such law or practice. ARTICLE IV. CONDITIONS PRECEDENT 4.01. Conditions of Initial Credit Extension. The effectiveness of this Agreement is subject to satisfaction of the following conditions precedent on or prior to the Closing Date: (a) The Administrative Agent’s receipt of the following, each in form and substance satisfactory to the Administrative Agent and each of the Lenders: (i) executed counterparts of this Agreement and each other Loan Document, sufficient in number for distribution to the Administrative Agent, each Lender and the Company; (ii) Notes executed by the Borrowers in favor of each Lender requesting a Note; (iii) such certificates of resolutions or other action, incumbency certificates and/or other certificates of Responsible Officers of each Loan Party as the Administrative Agent may require evidencing the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Agreement and the other Loan Documents to which such Loan Party is a party; (iv) such documents and certifications (including the Organization Documents, and with respect to the Dutch Borrower, an extract from the Chamber of Commerce (Kamer van Koophandel)) as the Administrative Agent may reasonably require to evidence that each Loan

60 Party is duly organized or formed, and that each Loan Party is validly existing, in good standing (to the extent applicable) and qualified to engage in business in each jurisdiction where its ownership, lease or operation of properties or the conduct of its business requires such qualification, except to the extent that failure to do so could not reasonably be expected to have a Material Adverse Effect; (v) a favorable opinion of DLA Piper LLP (US), counsel to the Loan Parties, addressed to the Administrative Agent and each Lender, as to the matters concerning the Loan Parties and the Loan Documents as the Administrative Agent may reasonably request (vi) a favorable opinion of Oklahoma local counsel to Crane Equipment & Service, Inc., reasonably acceptable to the Administrative Agent, addressed to the Administrative Agent and each Lender; (vii) a favorable opinion of Michigan local counsel to Unified Industries Inc., reasonably acceptable to the Administrative Agent, addressed to the Administrative Agent and each Lender; (viii) a favorable legal capacity opinion of DLA Piper UK LLP local counsel to Columbus McKinnon EMEA GmbH, reasonably acceptable to the Administrative Agent, addressed to the Administrative Agent and each Lender; (ix) a favorable opinion of DLA Piper Nederland N.V. local counsel to Columbus McKinnon Dutch Holdings 3 B.V., reasonably acceptable to the Administrative Agent, addressed to the Administrative Agent and each Lender; (x) a certificate of a Responsible Officer of each Loan Party either (A) attaching copies of all consents, licenses and approvals required in connection with the execution, delivery and performance by such Loan Party and the validity against such Loan Party of the Loan Documents to which it is a party, and such consents, licenses and approvals shall be in full force and effect, or (B) stating that no such consents, licenses or approvals are so required; (xi) a certificate signed by a Responsible Officer of the Company certifying (A) that the conditions specified in Sections 4.02(a) and (b) have been satisfied, (B) that there has been no event or circumstance since March 31, 2014 that has had or could be reasonably expected to have, either individually or in the aggregate, a Material Adverse Effect, and (C) as to the absence of any action, suit, investigation or proceeding pending or, to the knowledge of any Loan Party, threatened in any court or before any arbitrator or governmental authority that could reasonably be expected to have a Material Adverse Effect; (xii) a solvency certificate signed by the chief financial officer of the Loan Parties; (xiii) evidence that all insurance required to be maintained pursuant to the Loan Documents has been obtained and is in effect; (xiv) evidence that the Security Documents shall be effective to create in favor of the Administrative Agent a legal, valid and enforceable first (except for Liens permitted pursuant to Section 7.01 and entitled to priority under applicable Law) security interest in and Lien upon the Collateral, along with, in form and substance satisfactory to the Lenders, evidence that all filings, recordings, deliveries of instruments and other actions necessary or desirable in the opinion of the

61 Administrative Agent to protect and preserve such security interests shall have been duly effected; (xv) a completed and fully executed perfection certificate with respect to each domestic Loan Party and the results of UCC searches (and the equivalent thereof in all applicable foreign jurisdictions) and other evidence satisfactory to the Administrative Agent that there are no Liens upon the Collateral, other than Liens permitted pursuant to Section 7.01 and otherwise in form and substance satisfactory to the Lenders; (xvi) assignments to the Administrative Agent for the benefit of the Lenders, of all notes and instruments evidencing intercompany Indebtedness among the Company and its Subsidiaries; (xvii) (A) the Administrative Agent shall have received satisfactory evidence that the Existing Credit Facility shall have been terminated and all amounts thereunder shall have been paid in full and (B) satisfactory arrangement shall have been made for the termination of all Liens granted in connection therewith; (xviii) The Administrative Agent shall have received (i) the certificates representing the shares of capital stock pledged pursuant to the Pledge Agreement, together with an undated stock power for each such certificate executed in blank by a duly authorized officer of the pledgor thereof (or, in the case of Foreign Subsidiaries, customary documents as applicable) and (ii) each promissory note (if any) pledged to the Administrative Agent pursuant to the Pledge Agreement endorsed (without recourse) in blank (or accompanied by an executed transfer form in blank) by the pledgor thereof; (xix) The Administrative Agent shall have received, at least 3 days prior to the Closing Date, all documentation and other information with respect to the Company and its Subsidiaries that shall have been reasonably requested by the Administrative Agent in writing at least 5 days prior to the Closing Date that the Administrative Agent reasonably determines is required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including the Patriot Act; and (xx) such other assurances, certificates, documents, consents or opinions as the Administrative Agent, the Issuing Lender, the Swingline Lender or the Required Lenders reasonably may require. (b) Any fees required to be paid on or before the Closing Date shall have been paid. (c) Unless waived by the Administrative Agent, the Company shall have paid all fees, charges and disbursements of counsel to the Administrative Agent (directly to such counsel if requested by the Administrative Agent) to the extent invoiced prior to or on the Closing Date, plus such additional amounts of such fees, charges and disbursements as shall constitute its reasonable estimate of such fees, charges and disbursements incurred or to be incurred by it through the closing proceedings (provided that such estimate shall not thereafter preclude a final settling of accounts between the Company and the Administrative Agent). 4.02. Conditions to each Extension of Credit. The agreement of each Lender, each Issuing Lender and the Swingline Lender to make any extension of credit requested to be made by it on any date (including its initial extension of credit) is subject to the satisfaction of the following conditions precedent:

62 (a) The representations and warranties of the Borrowers and each other Loan Party contained in Article V or any other Loan Document, or which are contained in any document furnished at any time under or in connection herewith or therewith, shall be true and correct in all material respects on and as of the date of such Delayed Draw Term Loan Borrowing Date and such Revolving Extensions of Credit (other than to the extent any representation and warranty is already qualified by materiality, in which case, such representation and warranty shall be true and correct as of such date), except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date (other than to the extent any representation and warranty is already qualified by materiality, in which case, such representation and warranty shall be true and correct as of such earlier date) and except that for purposes of this Section 4.02, the representations and warranties contained in Sections 5.05(a) and (b) shall be deemed to refer to the most recent statements furnished pursuant to Sections 6.01(a) and (b), respectively. (b) No Default or Event of Default shall exist, or would result from such proposed extension of credit or from the application of the proceeds thereof. (c) If the applicable Borrower is a Designated Borrower, then the conditions of Section 2.25 to the designation of such Borrower as a Designated Borrower shall have been met to the satisfaction of the Administrative Agent. (d) In the case of an extension of credit denominated in an Alternative Currency, there shall not have occurred any change in national or international financial, political or economic conditions or currency exchange rates or exchange controls which in the reasonable opinion of the Administrative Agent, the Required Lenders (in the case of any Loans to be denominated in an Alternative Currency) or the Issuing Lender (in the case of any Letter of Credit or Bankers’ Acceptance to be denominated in an Alternative Currency) would make it impracticable for such extension of credit to be denominated in the relevant Alternative Currency. Each Borrowing by and issuance of a Letter of Credit or BA on behalf of a Borrower hereunder shall constitute a representation and warranty by such Borrower as of the date of such extension of credit that the conditions contained in this Section 4.02 have been satisfied. ARTICLE V. REPRESENTATIONS AND WARRANTIES Each Borrower represents and warrants to the Administrative Agent and the Lenders that: 5.01. Existence, Qualification and Power. Each Loan Party and each Subsidiary thereof (a) is duly organized or formed, validly existing and, as applicable, in good standing under the Laws of the jurisdiction of its incorporation or organization, (b) has all requisite power and authority and all requisite governmental licenses, authorizations, consents and approvals to (i) own or lease its assets and carry on its business and (ii) execute, deliver and perform its obligations under the Loan Documents to which it is a party, (c) is duly qualified and is licensed and, as applicable, in good standing under the Laws of each jurisdiction where its ownership, lease or operation of properties or the conduct of its business requires such qualification or license; except in each case referred to in clause (b)(i) or (c), to the extent that failure to do so could not reasonably be expected to have a Material Adverse Effect and (d) if applicable, has its center of main interest (COMI) in the jurisdiction of its incorporation.

63 5.02. Authorization; No Contravention. The execution, delivery and performance by each Loan Party of each Loan Document to which such Person is party, have been duly authorized by all necessary corporate or other organizational action, and do not and will not (a) contravene the terms of any of such Person’s Organization Documents; (b) conflict with or result in any breach or contravention of, or the creation of any Lien under, or require any payment to be made under (i) any Contractual Obligation to which such Person is a party or affecting such Person or the properties of such Person or any of its Subsidiaries or (ii) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Person or its property is subject; or (c) violate any Law, except in the case of clause (b)(i) for such violations which could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. 5.03. Governmental Authorization; Other Consents. No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required in connection with the execution, delivery or performance by, or enforcement against, any Loan Party of this Agreement or any other Loan Document, except for (a) the approvals, consents, exemptions, authorizations, actions, notices and filings that have been duly obtained, taken, given or made and are in full force and effect, and (b) those approvals, consents, exemptions, authorizations or other actions, notices or filings, the failure of which to obtain or make would not reasonably be expected to have a Material Adverse Effect. 5.04. Binding Effect. This Agreement has been, and each other Loan Document, when delivered hereunder, will have been, duly executed and delivered by each Loan Party that is party thereto. This Agreement constitutes, and each other Loan Document when so delivered will constitute, a legal, valid and binding obligation of such Loan Party, enforceable against each Loan Party that is party thereto in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally. 5.05. Financial Statements; No Material Adverse Effect; No Internal Control Event. (a) The Audited Financial Statements (i) were prepared in accordance with GAAP consistently applied throughout the period covered thereby, except as otherwise expressly noted therein; (ii) fairly present the financial condition of the Company and its Subsidiaries as of the date thereof and their results of operations for the period covered thereby in accordance with GAAP consistently applied throughout the period covered thereby, except as otherwise expressly noted therein; and (iii) show all material indebtedness and other liabilities, direct or contingent, of the Company and its Subsidiaries as of the date thereof, including liabilities for taxes, material commitments and Indebtedness, to the extent required to be shown in accordance with GAAP. (b) The unaudited consolidated and consolidating balance sheets of the Company and its Subsidiaries dated June 30, 2014 and September 30, 2014 and the related consolidated statements of income or operations, shareholders’ equity and cash flows and consolidating statements of income or operations for the fiscal quarters ended on such dates (i) were prepared in accordance with GAAP consistently applied throughout the period covered thereby, except as otherwise expressly noted therein, and (ii) fairly present the financial condition of the Company and its Subsidiaries as of the date thereof and their results of operations for the period covered thereby, subject, in the case of clauses (i) and (ii), to the absence of footnotes and to normal year-end audit adjustments. Schedule 5.05 sets forth all material indebtedness and other liabilities, direct or contingent, of the Company and its consolidated Subsidiaries as of the date of such financial statements, including liabilities for taxes, material commitments and Indebtedness.

64 (c) Since the date of the Audited Financial Statements, there has been no event or circumstance, either individually or in the aggregate, that has had or could reasonably be expected to have a Material Adverse Effect. (d) To the best knowledge of the Company, no Internal Control Event exists or has occurred since the date of the Audited Financial Statements that has resulted in or could reasonably be expected to result in a misstatement in any material respect, in any financial information delivered or to be delivered to the Administrative Agent or the Lenders, of (i) covenant compliance calculations provided hereunder or (ii) the assets, liabilities, financial condition or results of operations of the Company and its Subsidiaries on a consolidated basis. (e) The consolidated and consolidating forecasted balance sheet and statements of income and consolidated cash flows of the Company and its Subsidiaries delivered pursuant to Section 6.01(c) and Section 6.01(c) of the Existing Credit Agreement were prepared in good faith on the basis of the assumptions stated therein, which assumptions were believed to be reasonable at the time of delivery of such forecasts. 5.06. Litigation. There are no actions, suits, proceedings, claims or disputes pending or, to the knowledge of the Company, threatened or contemplated, at law, in equity, in arbitration or before any Governmental Authority, by or against the Company or any of its Subsidiaries or against any of their properties or revenues that (a) purport to affect or pertain to this Agreement or any other Loan Document, or any of the transactions contemplated hereby, or (b) except as specifically disclosed in Schedule 5.06, either individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect. 5.07. No Default. Neither any Loan Party nor any Subsidiary thereof is in default under or with respect to any Contractual Obligation that could, either individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. No Default has occurred and is continuing or would result from the consummation of the transactions contemplated by this Agreement or any other Loan Document. 5.08. Ownership of Property; Liens. Each of the Company and each Subsidiary has good record and marketable title in fee simple to, or valid leasehold interests in, all real property necessary or used in the ordinary conduct of its business, except for such defects in title as could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. The property of the Company and its Subsidiaries is subject to no Liens, other than Liens permitted by Section 7.01. 5.09. Environmental Compliance. The Company and its Subsidiaries conduct in the ordinary course of business a review of the effect of existing Environmental Laws and claims alleging potential liability or responsibility for violation of any Environmental Law on their respective businesses, operations and properties, and as a result thereof the Company has reasonably concluded that, except as specifically disclosed in Schedule 5.09, such Environmental Laws and claims could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. 5.10. Insurance. The properties of the Company and its Subsidiaries are insured with financially sound and reputable insurance companies not Affiliates of the Company, in such amounts (after giving effect to any insurance coverage from CM Insurance Company, Inc. compatible with the following standards) with such deductibles and covering such risks as are customarily carried by companies engaged in similar businesses and owning similar properties in localities where the Company or the applicable Subsidiary operates. 5.11. Taxes. The Company and its Subsidiaries have filed all Federal, state and other material Tax returns and reports required to be filed, and have paid all Taxes, assessments, fees and other

65 governmental charges levied or imposed upon them or their properties, income or assets otherwise due and payable, except those which are being contested in good faith by appropriate proceedings diligently conducted and for which adequate reserves have been provided in accordance with GAAP. As of the Closing Date, no Tax Lien has been filed against the Company, any Subsidiary, or any assets of either that could reasonably be expected to have a Material Adverse Effect. There is no proposed tax assessment against the Company or any Subsidiary that would, if made, have a Material Adverse Effect. Neither any Loan Party nor any Subsidiary thereof is party to any tax sharing agreement. 5.12. ERISA Compliance. (a) Each Plan is in compliance in all material respects with the applicable provisions of ERISA, the Code and other Federal or state Laws. Each Pension Plan that is intended to be a qualified plan under Section 401(a) of the Code has received a favorable determination letter from the Internal Revenue Service to the effect that the form of such Plan is qualified under Section 401(a) of the Code and the trust related thereto has been determined by the Internal Revenue Service to be exempt from federal income tax under Section 501(a) of the Code, or an application for such a letter is currently being processed by the Internal Revenue Service. To the best knowledge of the Borrowers, nothing has occurred that would prevent or cause the loss of, such tax-qualified status. (b) There are no pending or, to the best knowledge of the Borrowers, threatened claims, actions or lawsuits, or action by any Governmental Authority, with respect to any Plan that could reasonably be expected to have a Material Adverse Effect. There has been no prohibited transaction or violation of the fiduciary responsibility rules with respect to any Plan that has resulted or could reasonably be expected to result in a Material Adverse Effect. (c) Except as could not reasonably be expected, either individually or in the aggregate, to have a Material Adverse Effect, (i) no ERISA Event has occurred, and neither the Borrowers nor any ERISA Affiliate is aware of any fact, event or circumstance that could reasonably be expected to constitute or result in an ERISA Event with respect to any Pension Plan; (ii) each Borrower and each ERISA Affiliate has met all applicable requirements under the Pension Funding Rules in respect of each Pension Plan, and no waiver of the minimum funding standards under the Pension Funding Rules has been applied for or obtained; (iii) as of the most recent valuation date for any Pension Plan, the funding target attainment percentage (as defined in Section 430(d)(2) of the Code) is 60% or higher and neither the Borrowers nor any ERISA Affiliate knows of any facts or circumstances that could reasonably be expected to cause the funding target attainment percentage for any such plan to drop below 60% as of the most recent valuation date; (iv) except as set forth on Schedule 5.12(c) hereto, neither the Borrowers nor any ERISA Affiliate has incurred any liability to the PBGC other than for the payment of premiums, and there are no premium payments which have become due that are unpaid; (v) neither the Borrowers nor any ERISA Affiliate has engaged in a transaction that could be subject to Section 4069 or Section 4212(c) of ERISA; and (vi) no Pension Plan has been terminated by the plan administrator thereof nor by the PBGC, and no event or circumstance has occurred or exists that could reasonably be expected to cause the PBGC to institute proceedings under Title IV of ERISA to terminate any Pension Plan. (d) Neither the Borrowers or any ERISA Affiliate maintains or contributes to, or has any unsatisfied obligation to contribute to, or liability under, any active or terminated Pension Plan other than (i) on the Closing Date, those listed on Schedule 5.12(d) hereto and (ii) thereafter, Pension Plans not otherwise prohibited by this Agreement. (e) With respect to each scheme or arrangement mandated by a government other than the United States (a “Foreign Government Scheme or Arrangement”) and with respect to each employee

66 benefit plan maintained or contributed to by any Loan Party or any Subsidiary of any Loan Party that is not subject to United States Law (a “Foreign Plan”): (i) any employer and employee contributions required by Law or by the terms of any Foreign Government Scheme or Arrangement or any Foreign Plan have been made, or, if applicable, accrued, in accordance with normal accounting practices; (ii) the fair market value of the assets of each funded Foreign Plan, the liability of each insurer for any Foreign Plan funded through insurance or the book reserve established for any Foreign Plan, together with any accrued contributions, is sufficient to procure or provide for the accrued benefit obligations with respect to all current and former participants in such Foreign Plan according to the actuarial assumptions and valuations most recently used to account for such obligations in accordance with applicable generally accepted accounting principles; and (iii) each Foreign Plan required to be registered has been registered and has been maintained in good standing with applicable regulatory authorities. 5.13. Subsidiaries; Equity Interests. As of the Closing Date, the Company has no Subsidiaries other than those specifically disclosed in Part (a) of Schedule 5.13, and all of the outstanding Equity Interests in such Subsidiaries have been validly issued, are fully paid and nonassessable and are owned by a Loan Party in the amounts specified on Part (a) of Schedule 5.13 free and clear of all Liens. As of the Closing Date, the Company has no equity investments in any other corporation or entity other than those specifically disclosed in Part (b) of Schedule 5.13. All of the outstanding Equity Interests in the Company have been validly issued and are fully paid and nonassessable. 5.14. Margin Regulations; Investment Company Act; Other Regulations. (a) No Borrower is engaged or will engage, principally or as one of its important activities, in the business of purchasing or carrying margin stock (within the meaning of Regulation U issued by the FRB), or extending credit for the purpose of purchasing or carrying margin stock. Following the application of the proceeds of each Borrowing or drawing under each Letter of Credit or Banker’s Acceptance, not more than 25% of the value of the assets (either of any Borrower only or of any Borrower and its Subsidiaries on a consolidated basis) will be margin stock. If requested by any Lender or the Administrative Agent, the applicable Borrower will furnish to the Administrative Agent and each Lender a statement to the foregoing effect in conformity with the requirements of FR Form G-3 or FR Form U-1, as applicable, referred to in Regulation U. (b) None of the Company, any Person Controlling the Company, or any Subsidiary is required to be registered as an “investment company” under the Investment Company Act of 1940, as amended. (c) No Loan Party is subject to regulation under any Law (other than Regulation X issued by the FRB) that limits its ability to incur Indebtedness. 5.15. Disclosure. As of the Closing Date, the Company has disclosed to the Administrative Agent and the Lenders all agreements, instruments and corporate or other restrictions to which it or any of its Subsidiaries is subject, and all other matters known to it, that, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect. No report, financial statement, certificate or other information furnished (whether in writing or orally) by or on behalf of any Loan Party to the Administrative Agent or any Lender in connection with the transactions contemplated hereby and the negotiation of this Agreement or delivered hereunder or under any other Loan Document (in each case, as

67 modified or supplemented by other information so furnished) contains any material misstatement of fact or omits to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that, with respect to projected financial information, the Company represents only that such information was prepared in good faith based upon assumptions believed to be reasonable at the time. 5.16. Compliance with Laws. Each Loan Party and each Subsidiary thereof is in compliance in all material respects with the requirements of all Laws and all orders, writs, injunctions and decrees applicable to it or to its properties, except in such instances in which (a) such requirement of Law or order, writ, injunction or decree is being contested in good faith by appropriate proceedings diligently conducted or (b) the failure to comply therewith, either individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect. 5.17. Taxpayer Identification Number; Other Identifying Information. The true and correct U.S. taxpayer identification number of the Company and each Designated Borrower that is a Domestic Subsidiary and a party hereto on the Closing Date is set forth on Schedule 5.17. The true and correct unique identification number (if any) of each Designated Borrower that is a Foreign Subsidiary and a party hereto on the Closing Date that has been issued by its jurisdiction of organization and the name of such jurisdiction are set forth on Schedule 5.17. 5.18. Intellectual Property; Licenses, Etc. Except as could not reasonably be expected to result in a Material Adverse Effect, the Company and its Subsidiaries own, or possess the right to use, all of the trademarks, service marks, logos, domain names, trade names, copyrights, patents, patent rights, know-how, trade secrets, proprietary confidential information franchises, licenses and other intellectual property rights, and all registrations and applications for registration of the foregoing (collectively, “IP Rights”) that are reasonably necessary for the operation of their respective businesses, without conflict with the rights of any other Person and free of clear of all Liens, other than Liens permitted under Section 7.01. No slogan or other advertising device, product, process, method, substance, part or other material or intellectual property now employed, or contemplated to be employed, by the Company or any Subsidiary infringes upon any rights held by any other Person, except for any such infringement which, either individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect. Set forth on Schedule 5.18 hereto is a complete list of all patents, trademarks and copyrights owned by the Company and its Subsidiaries as of the Closing Date, and all such items are valid and subsisting as of such date. No claim or litigation regarding any of the foregoing is pending or, to the best knowledge of the Company, threatened, which, either individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect. 5.19. Perfection of Security Interest. The Security Documents are effective to create in favor of the Administrative Agent, for the benefit of the Lenders, a legal, valid and enforceable security interest in the Collateral described in each respective document and the proceeds thereof. In the case of the pledged stock described in each Pledge Agreement, when stock certificates representing pledged stock are delivered to the Administrative Agent (together with a properly completed and signed stock power or endorsement), and in the case of other Collateral described in each Security Document, when financing statements and other filings specified on Schedule 5.19 in appropriate form are filed in the offices specified on Schedule 5.19, the Security Documents shall constitute fully perfected Liens on, and security interests in, all rights, titles and interests of the Loan Parties in such Collateral and the proceeds thereof, as security for the Obligations, in each case prior and superior in right to any other Person (except, in the case of Collateral other than pledged stock, Liens permitted by Section 7.01). 5.20. Properties.

68 (a) Each of the Company and its Subsidiaries has good and marketable title to, or valid, subsisting and enforceable leasehold interests in, all of its Properties material to its business. All machinery and equipment of each of the Company and its Subsidiaries is in good operating condition and repair, and all necessary replacements of and repairs thereto have be made so as to preserve and maintain the value and operating efficiency of such machinery and equipment. (b) As of the Closing Date, Schedule 5.20 annexed hereto contains a true, accurate and complete list of all fee and leasehold real property assets of the Company and its Subsidiaries. 5.21. Solvency. Upon and immediately after consummation of the transactions contemplated hereby, the Loan Parties, taken as a whole, are and will continue to be Solvent. 5.22. Bank Accounts. Schedule 5.22 lists all banks and other financial institutions at which the Company and each of its Domestic Subsidiaries maintains deposits and/or other accounts as of the Closing Date, and such Schedule correctly identifies the name and address of each depository, the name in which the account is held, a description of the purpose of the account, and the complete account number. 5.23. Obligations as Senior Debt. The Obligations constitute Designated Senior Indebtedness (as defined in the Senior Subordinated Note Indenture). As such, all of the Obligations (and the Administrative Agent and Lenders) are entitled to the benefits of each of the subordination and other provisions contained in the Senior Subordinated Note Indenture which are available in respect of Designated Senior Indebtedness (and to the holders thereof), and each of such subordination and other provisions is in full force and effect and is enforceable in accordance with its terms. 5.24. Use of Proceeds. The Company and its Subsidiaries will use the proceeds of the Loans for the purposes specified in Section 6.11 and not for any other purpose. 5.25. Representations as to Foreign Loan Parties. Each of the Company and each Foreign Loan Party represents and warrants to the Administrative Agent and the Lenders that: (a) Such Foreign Loan Party is subject to civil and commercial Laws with respect to its obligations under this Agreement and the other Loan Documents to which it is a party (collectively as to such Foreign Loan Party, the “Applicable Foreign Loan Party Documents”), and the execution, delivery and performance by such Foreign Loan Party of the Applicable Foreign Loan Party Documents constitute and will constitute private and commercial acts and not public or governmental acts. Neither such Foreign Loan Party nor any of its property has any immunity from jurisdiction of any court or from any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) under the laws of the jurisdiction in which such Foreign Loan Party is organized and existing in respect of its obligations under the Applicable Foreign Loan Party Documents. (b) The Applicable Foreign Loan Party Documents are in proper legal form under the Laws of the jurisdiction in which such Foreign Loan Party is organized and existing for the enforcement thereof against such Foreign Loan Party under the Laws of such jurisdiction, and to ensure the legality, validity, enforceability, priority or admissibility in evidence of the Applicable Foreign Loan Party Documents. It is not necessary to ensure the legality, validity, enforceability, priority or admissibility in evidence of the Applicable Foreign Loan Party Documents that the Applicable Foreign Loan Party Documents be filed, registered or recorded with, or executed or notarized before, any court or other authority in the jurisdiction in which such Foreign Loan Party is organized and existing, or that any registration charge or stamp or similar tax be paid on or in respect of the Applicable Foreign Loan Party

69 Documents or any other document, except for (i) any such filing, registration, recording, execution or notarization as has been made or is not required to be made until the Applicable Foreign Loan Party Document or any other document is sought to be enforced and (ii) any charge or tax as has been timely paid. (c) The execution, delivery and performance of the Applicable Foreign Loan Party Documents executed by such Foreign Loan Party are, under applicable foreign exchange control regulations of the jurisdiction in which such Foreign Loan Party is organized and existing, not subject to any notification or authorization except (i) such as have been made or obtained or (ii) such as cannot be made or obtained until a later date (provided that any notification or authorization described in clause (ii) shall be made or obtained as soon as is reasonably practicable). 5.26. Anti-Corruption Laws and Sanctions. The Company has implemented and maintains in effect policies and procedures designed to ensure compliance by the Company, its Subsidiaries and their respective directors, officers, employees and agents with Anti-Corruption Laws and applicable Sanctions, and the Company, its Subsidiaries and their respective officers and employees, and to the knowledge of the Company its directors and agents, are in compliance with Anti-Corruption Laws and applicable Sanctions in all material respects and are not knowingly engaged in any activity that would reasonably be expected to result in the Company being designated as a Sanctioned Person. None of (a) the Company, any Subsidiary or any of their respective directors, officers or employees, or (b) to the knowledge of the Company, any agent of the Company or any Subsidiary that will act in any capacity in connection with or benefit from the credit facility established hereby, is a Sanctioned Person. No Loan, Letter of Credit or Bankers’ Acceptance, use of proceeds or other transaction contemplated by this Agreement will violate Anti-Corruption Laws or applicable Sanctions. ARTICLE VI. AFFIRMATIVE COVENANTS So long as any Lender shall have any Commitment hereunder, any Loan or other Obligation hereunder shall remain unpaid or unsatisfied, or any Letter of Credit or Bankers’ Acceptance shall remain outstanding, the Company shall, and shall (except in the case of the covenants set forth in Sections 6.01, 6.02, and 6.03) cause each Subsidiary to: 6.01. Financial Statements. Deliver to the Administrative Agent and each Lender, in form and detail satisfactory to the Administrative Agent and the Required Lenders: (a) as soon as available, but in any event within 90 days after the end of each fiscal year of the Company and its Subsidiaries, a consolidated and consolidating balance sheet of the Company and its Subsidiaries as at the end of such fiscal year, and the related consolidated statements of income or operations, shareholders’ equity and cash flows and consolidating statements of income or operations for such fiscal year, setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail and prepared in accordance with GAAP, such consolidated statements to be audited and accompanied by (i) a report and opinion of Ernst & Young LLP or another Registered Public Accounting Firm of nationally recognized standing reasonably acceptable to the Required Lenders, which report and opinion shall be prepared in accordance with generally accepted auditing standards and applicable Securities Laws and shall not be subject to any “going concern” or like qualification or exception or any qualification or exception as to the scope of such audit and (ii) an opinion of such Registered Public Accounting Firm independently assessing the Company’s internal controls over financial reporting in accordance with Item 308 of SEC Regulation S-K, PCAOB Auditing Standard No. 2, and Section 404 of Sarbanes-Oxley, and such consolidating statements to be certified by the chief executive officer, chief financial officer, treasurer or controller of the Company to

70 the effect that such statements are fairly stated in all material respects when considered in relation to the consolidated financial statements of the Company and its Subsidiaries; (b) as soon as available, but in any event within 45 days after the end of each of the first three fiscal quarters of each fiscal year of the Company and its Subsidiaries, a consolidated and consolidating balance sheet of the Company and its Subsidiaries as at the end of such fiscal quarter, and the related consolidated statements of income or operations, shareholders’ equity and cash flows and consolidating statements of income or operations for such fiscal quarter and for the portion of the Company’s fiscal year then ended, setting forth in each case in comparative form the figures for the corresponding fiscal quarter of the previous fiscal year and the corresponding portion of the previous fiscal year, all in reasonable detail and certified by the chief executive officer, chief financial officer, treasurer or controller of the Company as fairly presenting in all material respects the financial condition, results of operations, shareholders’ equity and cash flows of the Company and its Subsidiaries in accordance with GAAP, subject only to normal year-end audit adjustments and the absence of footnotes; and (c) as soon as available, but in any event no later than 30 days after the start of each fiscal year of the Company, budgets prepared by management of the Company, in form satisfactory to the Administrative Agent, of consolidated balance sheets and statements of income or operations and consolidated cash flows of the Company and its Subsidiaries on a quarterly basis for such fiscal year. As to any information contained in materials furnished pursuant to Section 6.02(c), the Company shall not be separately required to furnish such information under clause (a) or (b) above, but the foregoing shall not be in derogation of the obligation of the Company to furnish the information and materials described in clauses (a) and (b) above at the times specified therein. 6.02. Certificates; Other Information. Deliver to the Administrative Agent and each Lender (or, in the case of clause (f), to the relevant Lender), in form and detail satisfactory to the Administrative Agent and the Required Lenders: (a) concurrently with the delivery of the financial statements referred to in Sections 6.01(a) and (b), a duly completed Compliance Certificate signed by the chief executive officer, chief financial officer, treasurer or controller of the Company; (b) promptly after any request by the Administrative Agent or any Lender, copies of any detailed audit reports, management letters or recommendations submitted to the board of directors (or the audit committee of the board of directors) of the Company by independent accountants in connection with the accounts or books of the Company or any Subsidiary, or any audit of any of them; (c) promptly after the same are available, copies of each annual report, proxy or financial statement or other report or communication sent to the stockholders of the Company, and copies of all annual, regular, periodic and special reports and registration statements which the Company may file or be required to file with the SEC under Section 13 or 15(d) of the Securities Exchange Act of 1934, and not otherwise required to be delivered to the Administrative Agent pursuant hereto; (d) promptly after the furnishing thereof, copies of any statement or report furnished to any holder of debt securities having an aggregate principal amount in excess of the Threshold Amount of any Loan Party or any Subsidiary thereof pursuant to the terms of any indenture, loan or credit or similar agreement and not otherwise required to be furnished to the Lenders pursuant to Section 6.01 or any other clause of this Section 6.02;

71 (e) promptly, and in any event within five Business Days after receipt thereof by any Loan Party or any Subsidiary thereof, copies of each notice or other correspondence received from the SEC (or comparable agency in any applicable non-U.S. jurisdiction) concerning any investigation or possible investigation or other inquiry by such agency regarding financial or other operational results of any Loan Party or any Subsidiary thereof if, and only to the extent that, such Loan Party or Subsidiary may provide such information in accordance with applicable Law; (f) promptly, such additional information regarding the business, financial or corporate affairs of the Company or any Subsidiary, or compliance with the terms of the Loan Documents, as the Administrative Agent or any Lender may from time to time reasonably request; and (g) only upon reasonable written request of the Administrative Agent, copies of any documents described in Section 101(k) or 101(l) of ERISA that any Loan Party or any ERISA Affiliate may request and receive with respect to any Multiemployer Plan or any documents described in Section 101(f) of ERISA that the administrator of any Pension Plan is required to provide. Each Borrower hereby acknowledges that (a) the Administrative Agent and/or the Joint Lead Arrangers will make available to the Lenders and the Issuing Lender materials and/or information provided by or on behalf of such Borrower hereunder (collectively, “Borrower Materials”) by posting the Borrower Materials on Intralinks or another similar electronic system (the “Platform”) and (b) certain of the Lenders (each, a “Public Lender”) may have personnel who do not wish to receive material non- public information with respect to any of the Borrowers or their respective Affiliates, or the respective securities of any of the foregoing, and who may be engaged in investment and other market-related activities with respect to such Persons’ securities. Each Borrower hereby agrees that (w) all Borrower Materials that are to be made available to Public Lenders shall be clearly and conspicuously marked “PUBLIC” which, at a minimum, shall mean that the word “PUBLIC” shall appear prominently on the first page thereof; (x) by marking Borrower Materials “PUBLIC,” the Borrowers shall be deemed to have authorized the Administrative Agent, the Joint Lead Arrangers, any Issuing Lender and the Lenders to treat such Borrower Materials as not containing any material non-public information with respect to the Borrowers or their respective securities for purposes of United States Federal and state securities laws (provided, however, that to the extent such Borrower Materials constitute Information, they shall be treated as set forth in Section 10.15); (y) all Borrower Materials marked “PUBLIC” are permitted to be made available through a portion of the Platform designated “Public Side Information;” and (z) the Administrative Agent and the Joint Lead Arrangers shall be entitled to treat any Borrower Materials that are not marked “PUBLIC” as being suitable only for posting on a portion of the Platform not designated “Public Side Information.” For the avoidance of doubt, it is acknowledged and agreed that, as of the Closing Date, none of the Lenders is a Public Lender. 6.03. Notices. Promptly after a Responsible Officer of any Borrower, or any other officer or employee of any Borrower responsible for administering any of the Loan Documents or monitoring compliance with any of the provisions thereof, in either case obtains knowledge thereof, notify the Administrative Agent and each Lender of: (a) the occurrence of any Default; (b) any matter that has resulted or could reasonably be expected to result in a Material Adverse Effect, including (i) breach or non-performance of, or any default under, a Contractual Obligation of the Company or any Subsidiary; (ii) any dispute, litigation, investigation, proceeding or suspension between the Company or any Subsidiary and any Governmental Authority; or (iii) the commencement of, or any material development in, any litigation or proceeding affecting the Company or any Subsidiary, including pursuant to any applicable Environmental Laws;

72 (c) the occurrence of any ERISA Event; (d) any material change in accounting policies or financial reporting practices by the Company or any Subsidiary; and (e) the determination by the Registered Public Accounting Firm providing the opinion required under Section 6.01(a)(ii) (in connection with its preparation of such opinion) or the Company’s determination at any time of the occurrence or existence of any Internal Control Event. Each notice pursuant to this Section 6.03 shall be accompanied by a statement of a Responsible Officer of the Company setting forth details of the occurrence referred to therein and stating what action the Company has taken and proposes to take with respect thereto. Each notice pursuant to Section 6.03(a) shall describe with particularity any and all provisions of this Agreement and any other Loan Document that have been breached. 6.04. Payment of Obligations. Pay and discharge as the same shall become due and payable, all its obligations and liabilities, including (a) all material tax liabilities, assessments and governmental charges or levies upon it or its properties or assets, unless the same are being contested in good faith by appropriate proceedings diligently conducted and adequate reserves in accordance with GAAP are being maintained by the Company or such Subsidiary; (b) all lawful claims which, if unpaid, would by law become a Lien upon its property (other than a Lien permitted under Section 7.01); and (c) all Indebtedness, as and when due and payable, but subject to any subordination provisions contained in any instrument or agreement evidencing such Indebtedness. 6.05. Preservation of Existence, Etc. (a) Preserve, renew and maintain in full force and effect its legal existence, center of main interest (COMI), and good standing, as applicable, under the Laws of the jurisdiction of its organization except in a transaction permitted by Section 7.04 or 7.05; (b) take all reasonable action to maintain all rights, privileges, permits, licenses and franchises necessary or desirable in the normal conduct of its business, except to the extent that failure to do so could not reasonably be expected to have a Material Adverse Effect; (c) preserve or renew all of its registered patents, trademarks, trade names and service marks, the non-preservation of which could reasonably be expected to have a Material Adverse Effect; and (d) maintain in effect and enforce policies and procedures designed to ensure compliance by the Company, its Subsidiaries and their respective directors, officers, employees and agents with Anti-Corruption Laws and applicable Sanctions. 6.06. Maintenance of Properties. Except where the failure to do so could not reasonably be expected to have a Material Adverse Effect, (a) maintain, preserve and protect all of its properties and equipment necessary in the operation of its business in good working order and condition, ordinary wear and tear excepted; (b) make all necessary repairs thereto and renewals and replacements thereof; and (c) use the standard of care typical in the industry in the operation and maintenance of its facilities. 6.07. Maintenance of Insurance. Maintain with financially sound and reputable insurance companies not Affiliates of the Company, insurance with respect to its properties and business against loss or damage of the kinds customarily insured against by Persons engaged in the same or similar business, of such types and in such amounts (after giving effect to any insurance coverage from CM Insurance Company, Inc. compatible with the following standards) as are customarily carried under similar circumstances by such other Persons and providing for not less than 30 days’ prior notice to the Administrative Agent of termination, lapse or cancellation of such insurance. 6.08. Compliance with Laws, Organizational Documents and Contractual Obligations. (a) Comply in all material respects with the requirements of all Laws and all orders, writs, injunctions and

73 decrees applicable to it or to its business or property, except in such instances in which (1) such requirement of Law or order, writ, injunction or decree is being contested in good faith by appropriate proceedings diligently conducted; or (2) the failure to comply therewith could not reasonably be expected to have a Material Adverse Effect and (b) comply with all Organization Documents and, except where the failure to comply therewith could not reasonably be expected to have a Material Adverse Effect, all material Contractual Obligations. 6.09. Books and Records. (a) Maintain proper books of record and account, in which full, true and correct entries in conformity with GAAP consistently applied shall be made of all financial transactions and matters involving the assets and business of the Company or such Subsidiary, as the case may be; and (b) maintain such books of record and account in material conformity with all applicable requirements of any Governmental Authority having regulatory jurisdiction over the Company or such Subsidiary, as the case may be. 6.10. Inspection Rights. Permit representatives and independent contractors of the Administrative Agent and each Lender to visit and inspect any of its properties (provided that with respect to any leased property, such inspection shall not violate the terms of the applicable lease), to examine its corporate, financial and operating records, and make copies thereof or abstracts therefrom, and to discuss its affairs, finances and accounts with its directors, officers, and independent public accountants, all at the expense of the Company and at such reasonable times during normal business hours and as often as may be reasonably desired, upon reasonable advance notice to the Company; provided, however, that (i) unless an Event of Default is continuing, no such authorized representatives shall so visit, inspect or examine more than once in any calendar year, (ii) representatives of any Lender may do any of the forgoing, at its own expense, at reasonable times during normal business hours upon reasonable advance notice to the applicable Borrower and (iii) when an Event of Default exists the Administrative Agent or any Lender (or any of their respective representatives or independent contractors) may do any of the foregoing at the expense of the Company at any time during normal business hours and without advance notice. 6.11. Use of Proceeds. Use the proceeds of the (a) Delayed Draw Term Loan to redeem the Senior Subordinated Notes and (b) Revolving Extensions of Credit for (1) general corporate purposes, including working capital, capital expenditures and other lawful corporate purposes, (2) to finance acquisitions permitted pursuant to Section 7.02 and (3) to finance, in part, the redemption of the Senior Subordinated Notes. 6.12. Additional Guarantors and Pledgors. (a) Notify the Administrative Agent at the time that any Person becomes a Subsidiary and promptly thereafter (and in any event within 30 days), (i) provided that such Subsidiary is a Domestic Subsidiary and a Significant Subsidiary, cause such Person to (x) guarantee all Obligations, by executing and delivering to the Administrative Agent a Guarantee or such other document as the Administrative Agent shall deem reasonably appropriate for such purpose and (y) secure all of its Obligations as described in Section 2.26 by providing the Administrative Agent with a first priority perfected security interest (subject only to Liens permitted by Section 7.01 entitled to priority under applicable law) on its assets and by executing a security agreement and such other documents as the Administrative Agent shall deem reasonably appropriate for such purpose, (ii) if such Subsidiary is a Domestic Subsidiary, a Foreign Subsidiary of a Foreign Loan Party organized in the same jurisdiction as any Foreign Loan Party or a first-tier Foreign Subsidiary of a Domestic Loan Party, the parent entity of such Person shall pledge the equity of such Subsidiary as security for the Obligations; provided that, such equity pledge of a Foreign Subsidiary of a Foreign Loan Party shall secure only Foreign Loan Party Obligations; provided further that, such equity pledge or security interest in a Foreign Subsidiary of a Domestic Loan Party shall be limited to 65% of the capital stock of such Foreign Subsidiary to the

74 extent the pledge or security interest secures Domestic Loan Party Obligations, and (iii) deliver to the Administrative Agent documents of the types referred to in clauses (iii) and (iv) of Section 4.01(a) and favorable opinions of counsel to such Person (which shall cover, among other things, the legality, validity, binding effect and enforceability of the documentation referred to in clauses (i) and (ii)), all in form, content and scope reasonably satisfactory to the Administrative Agent. For the avoidance of doubt, no actions shall be required to perfect any pledge of the equity of a Foreign Subsidiary of a Domestic Loan Party under the laws of the jurisdiction where such Foreign Subsidiary is organized. (b) Prior to any Domestic Subsidiary becoming a Designated Borrower (i) cause such Person to (x) guarantee all Obligations by executing and delivering to the Administrative Agent a Guarantee or such other document as the Administrative Agent shall deem appropriate for such purpose and (y) secure all of its Obligations as described in Section 2.26 by providing the Administrative Agent with a first priority perfected security interest (subject only to Liens permitted by Section 7.01 entitled to priority under applicable law) on its assets and executing a security agreement and such other documents as the Administrative Agent shall deem appropriate for such purpose, (ii) the parent entity of such Person shall pledge the equity of such Subsidiary as security for the Obligations (except to the extent the parent entity is not a U.S. Person, in which case the pledge of the equity of such Subsidiary shall serve as security of only Foreign Loan Party Obligations), and (iii) deliver to the Administrative Agent documents of the types referred to in clauses (iii) and (iv) of Section 4.01(a) and favorable opinions of counsel to such Person (which shall cover, among other things, the legality, validity, binding effect and enforceability of the documentation referred to in clauses (i) and (ii)), all in form, content and scope reasonably satisfactory to the Administrative Agent. (c) Prior to any Foreign Subsidiary becoming a Designated Borrower, (i) cause such Person and such Person’s Subsidiaries to (x) guarantee all Obligations (or, if such Person is a Foreign Subsidiary and (A) executing a Guarantee would result in a materially adverse tax consequence to the Loan Parties, all Foreign Loan Party Obligations or (B) if the Company determines in good faith that a guarantee of all Obligations or all Foreign Obligations by any such Person would not be advisable due to local solvency or similar restrictions, all Obligations of its parent that is a Foreign Borrower) by executing and delivering to the Administrative Agent a Guarantee or such other document as the Administrative Agent shall deem reasonably appropriate for such purpose and (y) secure all of their Obligations by providing the Administrative Agent with a first priority perfected security interest (subject only to Liens permitted by Section 7.01 entitled to priority under applicable law) on its assets and by executing a security agreement and such other documents as the Administrative Agent shall deem reasonably appropriate for such purpose, (ii) the parent entity of such Person shall pledge the equity of such Subsidiary as security for the Obligations; provided that, if the Foreign Subsidiary is not a first-tier Foreign Subsidiary of a Domestic Loan Party, the pledge of the equity of such Subsidiary shall serve only as security of Foreign Loan Party Obligations; provided further that, if the Foreign Subsidiary is a first-tier Foreign Subsidiary of a Domestic Loan Party, such equity pledge shall be limited to 65% of the capital stock of such first-tier Foreign Subsidiary to the extent the pledge secures Domestic Loan Party Obligations (for the avoidance of doubt, to the extent the equity pledge of the first-tier Foreign Subsidiary secures Foreign Loan Party Obligations, such limitation shall not apply), and (iii) deliver to the Administrative Agent documents of the types referred to in clauses (iii) and (iv) of Section 4.01(a) and favorable opinions of counsel to such Person (which shall cover, among other things, the legality, validity, binding effect and enforceability of the documentation referred to in clauses (i) and (ii)), all in form, content and scope reasonably satisfactory to the Administrative Agent. (d) Prior to any Subsidiary becoming a Designated Borrower, each Borrower shall have executed a Guarantee, in form and substance satisfactory to the Administrative Agent; provided that, any Guarantee provided by a Foreign Borrower shall be limited to a guarantee of the Foreign Loan Party Obligations.

75 (e) Notwithstanding anything to the contrary contained in this Section 6.12, the Company may exclude any Foreign Subsidiary of any Foreign Borrower from the requirement that such Subsidiary execute a Guarantee and Security Agreement to the extent and for so long as (i) such Foreign Borrower and its Foreign Subsidiaries that have executed a Guarantee and Security Agreement account for at least 50% of the assets of such Foreign Borrower and its Foreign Subsidiaries and (ii) no Loan proceeds are made available to such Foreign Subsidiary. 6.13. Approvals and Authorizations. Maintain all authorizations, consents, approvals and licenses from, exemptions of, and filings and registrations with, each Governmental Authority of the jurisdiction in which each Foreign Loan Party is organized and existing, and all approvals and consents of each other Person in such jurisdiction, in each case that are required in connection with the Loan Documents, except where the failure to comply therewith could not reasonably be expected to have a Material Adverse Effect. 6.14. Environmental Laws. (a) Comply in all material respects with, and ensure compliance in all material respects by all tenants and subtenants, if any, with, all applicable Environmental Laws, and obtain and comply in all material respects with and maintain, and ensure that all tenants and subtenants obtain and comply in all material respects with and maintain, any and all licenses, approvals, notifications, registrations or permits required by applicable Environmental Laws. (b) Conduct and complete all investigations, studies, sampling and testing, and all remedial, removal and other actions required under Environmental Laws and promptly comply in all material respects with all lawful orders and directives of all Governmental Authorities regarding Environmental Laws. 6.15. Centre of Main Interest and Establishment. Each of the Dutch Borrower and the German Borrower shall maintain its centre of main interest in the Netherlands and Germany, respectively, for the purposes of the Insolvency Regulation. ARTICLE VII. NEGATIVE COVENANTS So long as any Lender shall have any Commitment hereunder, any Loan or other Obligation hereunder shall remain unpaid or unsatisfied, or any Letter of Credit or Bankers’ Acceptance shall remain outstanding, the Company shall not, nor shall it permit any Subsidiary to, directly or indirectly: 7.01. Liens. Create, incur, assume or suffer to exist any Lien upon any of its property, assets or revenues, whether now owned or hereafter acquired, other than the following: (a) Liens created pursuant to any Loan Document; (b) Liens existing on the Closing Date and listed on Schedule 7.01 and any renewals or extensions thereof, provided that (i) the property covered thereby is not changed, (ii) the amount secured or benefited thereby is not increased except as contemplated by Section 7.03(b), (iii) the direct or any contingent obligor with respect thereto is not changed, and (iv) any renewal or extension of the obligations secured or benefited thereby is permitted by Section 7.03(b); (c) Liens for Taxes, assessments or governmental charges not yet due or which are being contested in good faith and by appropriate proceedings diligently conducted, if adequate reserves with respect thereto are maintained on the books of the applicable Person in accordance with GAAP;

76 (d) carriers’, warehousemen’s, mechanics’, materialmen’s, repairmen’s or other like Liens arising in the ordinary course of business which are not overdue for a period of more than 60 days or which are being contested in good faith and by appropriate proceedings diligently conducted, if adequate reserves with respect thereto are maintained on the books of the applicable Person; (e) pledges or deposits in the ordinary course of business in connection with workers’ compensation, unemployment insurance and other social security legislation, other than any Lien imposed by ERISA; (f) pledges or deposits to secure the performance of tenders, bids, trade contracts and leases (other than Indebtedness), statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature incurred in the ordinary course of business; (g) Liens securing judgments for the payment of money not constituting an Event of Default under Section 8.01(h); (h) Liens securing Indebtedness permitted under Section 7.03(e); provided that (i) such Liens do not at any time encumber any property other than the property financed by such Indebtedness except that individual financings of equipment provided by one lender of the type permitted under Section 7.03(e) may be cross collateralized to other financings of equipment provided by such lender of the type permitted under Section 7.03(e), and (ii) the Indebtedness secured thereby does not exceed the cost or fair market value, whichever is lower, of the property being acquired on the date of acquisition; (i) Liens (other than Liens on Equity Interests in any Subsidiary) securing Indebtedness permitted under Section 7.03(l) so long as such Indebtedness secured by such Liens does not exceed $20,000,000 at any time; (j) Liens on property of a Person existing at the time such Person is merged into or consolidated with the Company or any other Subsidiary or becomes a Subsidiary; provided that such Liens were not created in contemplation of such merger, consolidation or Investment and do not extend to any assets other than those of the Person merged into or consolidated with the Company or any Subsidiary or acquired by the Company or any Subsidiary, and the applicable Indebtedness secured by such Lien is permitted under Section 7.03(o); (k) Liens in favor of customs and revenue authorities arising as a matter of Law to secure payment of customs duties in connection with the importation of goods in the ordinary course of business; (l) Liens consisting of an agreement to Dispose of any property in a Disposition permitted under Section 7.05, in each case, solely to the extent such Disposition would have been permitted on the date of the creation of such Lien; provided that such Liens encumber only the applicable assets pending consummation of the Disposition; (m) (A) leases, licenses, subleases or sublicenses granted to other Persons in the ordinary course of business which do not (x) interfere in any material respect with the business of the Company and its Subsidiaries, taken as a whole, or (y) secure any Indebtedness, and (B) the rights reserved or vested in any Person by the terms of any lease, license, franchise, grant or permit held by the Company or its Subsidiaries; (n) Permitted Encumbrances;

77 (o) (A) statutory and common law rights of set-off and other similar rights and remedies as to deposits of cash, securities, commodities and other funds in favor of banks, other depositary institutions, securities or commodities intermediaries or brokerages and (B) Liens of a collecting bank arising in the ordinary course of business under Section 4-208 of the UCC in effect in the relevant jurisdiction and covering only the items being collected upon; (p) Liens securing Indebtedness represented by financed insurance premiums in the ordinary course of business consistent with past practice, provided that such Liens do not extend to any property or assets other than the corresponding insurance policies being financed; and (q) Liens on accounts receivable, the proceeds thereof, and certain ancillary rights relating thereto of the Company and its Subsidiaries arising under “supply chain financing programs” permitted under Section 7.05(p) of this Agreement; (r) Liens arising from precautionary UCC financing statements or similar filings made in respect of operating leases entered into by the Company or any of its Subsidiaries; and (s) Liens created pursuant to the general conditions of a bank operating in the Netherlands based on the general conditions drawn up by the Netherlands Bankers' Association (Nederlandse Vereniging van Banken) and the Consumers Union (Consumentenbond). 7.02. Investments. Make or hold any Investments, except: (a) Investments held by the Company or such Subsidiary in the form of cash equivalents or short-term marketable debt securities; (b) Investments of a Loan Party in any of the Company’s Subsidiaries that are not Loan Parties so long as after giving pro forma effect to such Investment, the Total Leverage Ratio as of the end of the most recently ended fiscal quarter for which financial statements have been delivered shall not be greater than 3.00:1.00; provided that if at the time of any Investment, and after giving pro forma effect thereto, the Total Leverage Ratio as of the end of the most recently ended fiscal quarter for which financial statements have been delivered would be greater than 3.00:1.00, additional Investments shall nonetheless be permitted so long as the aggregate amount of such Investments consummated in reliance on this proviso shall not exceed $10,000,000 in any fiscal year; (c) advances to officers, directors and employees of the Company and Subsidiaries in an aggregate amount not to exceed $500,000 at any time outstanding, for travel, entertainment, relocation and analogous ordinary business purposes; (d) Investments of the Company in any Domestic Loan Party and Investments of any Subsidiary in the Company or in a Domestic Loan Party; (e) Investments consisting of extensions of credit in the nature of accounts receivable or notes receivable arising from the grant of trade credit in the ordinary course of business, and Investments received in satisfaction or partial satisfaction thereof from financially troubled account debtors to the extent reasonably necessary in order to prevent or limit loss; (f) Guarantees permitted by Section 7.03;

78 (g) Investments held in the investment portfolio of CM Insurance Company, Inc. of the type and in amounts in the ordinary course of business of CM Insurance Company, Inc. and consistent with past practices; (h) the acquisition of the assets or business of any other Person, or of a division or line of business of any other Person, or of all or substantially all of the Equity Interests of any other Person (each purchase or other acquisition made in accordance with this Section 7.02(i), a “Permitted Acquisition”), so long as (i) immediately prior to and after the making of such acquisition, and after giving effect thereto, no Default shall have occurred and be continuing, (ii) any such assets acquired shall be utilized in, and if the acquisition involves a merger, amalgamation, consolidation or stock acquisition, the target which is the subject of such acquisition shall be engaged in, the same line of business as the Borrowers, (iii) the board of directors or similar governing body of the target subject to such acquisition has approved such acquisition, (iv) if the acquisition is an acquisition of Equity Interests, the Person being acquired shall become a Subsidiary of the Company and such Subsidiary shall (x) become a Loan Party to the extent required under Section 6.12 and (y) provide security and a guarantee to the Administrative Agent and the Lenders in accordance with Section 6.12, (v) the Total Leverage Ratio as of the end of the most recently ended fiscal quarter for which financial statements have been delivered, calculated on a pro forma basis after giving effect to such acquisition, shall not be greater than 3.50:1.00; provided that if at the time of any such acquisition, and after giving pro forma effect thereto, the Total Leverage Ratio as of the end of the most recently ended fiscal quarter for which financial statements have been delivered would be greater than 3.50:1.00, such acquisition shall nonetheless be permitted so long as the aggregate amount of such acquisitions consummated in reliance on this proviso shall not exceed $10,000,000 in any fiscal year, (vi) at least five (5) Business Days prior to making such acquisition, the Company shall have furnished the Administrative Agent with (x) a Compliance Certificate, in form and substance satisfactory to the Administrative Agent, demonstrating compliance with the conditions set forth in clause (v) above, and (y) then-current draft copies of the purchase and sale material documents; (i) Investments of any Subsidiary that is not a Loan Party in any other Subsidiary that is not a Loan Party; (j) Investments existing on the date hereof; (k) Investments arising out of the receipt by the Company or any Subsidiary of promissory notes and other non-cash consideration for the sale of assets permitted under Section 7.05; (l) deposits made to secure the performance of leases, licenses or contracts in the ordinary course of business; and (m) Investments held by Persons whose Equity Interests or assets are acquired in a Permitted Acquisition after the Closing Date to the extent that such Investments were not made in contemplation of or in connection with such Permitted Acquisition and were in existence on the date of such Permitted Acquisition. 7.03. Indebtedness. Create, incur, assume or suffer to exist any Indebtedness, except: (a) Indebtedness under the Loan Documents; (b) Indebtedness outstanding on the Closing Date and listed on Schedule 7.03 and any refinancings, refundings, renewals or extensions thereof; provided that (i) the amount of such Indebtedness is not increased at the time of such refinancing, refunding, renewal or extension except by

79 an amount equal to a reasonable premium or other reasonable amount paid, and fees and expenses reasonably incurred, in connection with such refinancing and by an amount equal to any existing commitments unutilized thereunder and (ii) the terms relating to the obligors and guarantors of such Indebtedness, the principal amount, amortization, maturity, collateral (if any) and subordination (if any), and other material terms taken as a whole, of any such refinancing, refunding, renewing or extending Indebtedness, and of any agreement entered into and of any instrument issued in connection therewith, are no less favorable in any material respect to the Loan Parties or the Lenders than the terms of any agreement or instrument governing the Indebtedness being refinanced, refunded, renewed or extended and the interest rate applicable to any such refinancing, refunding, renewing or extending Indebtedness does not exceed the then applicable market interest rate; (c) Guarantees of the Company or any Guarantor in respect of Indebtedness otherwise permitted hereunder of the Company or any Domestic Loan Party; (d) obligations (contingent or otherwise) of the Company or any Subsidiary existing or arising under any Swap Contract, provided that such obligations are (or were) entered into by such Person in the ordinary course of business for the purpose of directly mitigating risks associated with liabilities, commitments, investments, assets, or property held or reasonably anticipated by such Person, or changes in the value of securities issued by such Person, and not for purposes of speculation or taking a “market view;” (e) Indebtedness of the Company in respect of capital leases, Synthetic Lease Obligations, purchase money obligations, and any Attributable Indebtedness with respect to any sale-leaseback transaction, for fixed or capital assets within the limitations set forth in Section 7.01(i); provided, however, that (i) the aggregate amount of such Indebtedness (other than Indebtedness in respect of the PILOT Leases) at any one time outstanding shall not exceed $15,000,000 and (ii) the aggregate amount of Indebtedness in respect of the PILOT Leases shall not exceed $11,000,000; (f) unsecured Indebtedness so long as (i) immediately prior to and after the incurrence of such Indebtedness, and after giving effect thereto, no Default shall have occurred and be continuing, (ii) the documents relating to such Indebtedness are provided to the Administrative Agent prior to the closing of the incurrence of such Indebtedness (with drafts to be provided a reasonable time in advance of such closing), (iii) such documents, and the terms and conditions of such Indebtedness, are reasonably acceptable to the Administrative Agent and (iv) the Company demonstrates that, after giving pro forma effect to the incurrence of such Indebtedness, it shall be in compliance with the financial covenants set forth in Section 7.11; (g) intercompany loans among the Company and the Loan Parties which are Domestic Subsidiaries; provided, that (i) the Investment corresponding to such Indebtedness is permitted pursuant to Section 7.02 hereof, (ii) such intercompany loan is evidenced by a promissory note, (iii) such promissory note is pledged to the Administrative Agent as security, and (iv) there are no restrictions whatsoever on the ability of the applicable Loan Party to repay such loan; (h) Indebtedness of any Foreign Subsidiary in an aggregate amount for all such Indebtedness not to exceed the local currency equivalent (as determined by the Administrative Agent from time to time by reference to the Spot Rate) of $30,000,000 in the aggregate at any one time outstanding; provided that (i) the proceeds of such Indebtedness are used for working capital needs, capital expenditures and the acquisition of assets or equity interests permitted pursuant to Section 7.02, (ii) such Indebtedness is incurred solely by such Foreign Subsidiary, (iii) such Indebtedness is either unsecured or, if such Foreign Subsidiary is not a Loan Party, is secured only by the assets of such Foreign Subsidiary and (iv) except as permitted under Section 7.02(b) or Section 7.02(i), no guarantee

80 or other credit support of any kind is provided by any Person (including, without limitation, any Loan Party) of or for such Indebtedness or any holder thereof; and provided, further, that the Company shall notify the Administrative Agent in writing in advance prior to permitting such Foreign Subsidiary to incur any Indebtedness in excess of $5,000,000 under this Section 7.03(h); (i) Indebtedness of any Subsidiary owing to any Loan Party provided that the Investment corresponding to such Indebtedness is permitted pursuant to Section 7.02(b); (j) (i) Indebtedness of the Company in respect of the Senior Subordinated Notes and (ii) additional unsecured subordinated Indebtedness so long as (A) immediately prior to and after the incurrence of such Indebtedness, and after giving effect thereto, no Default shall have occurred and be continuing, (B) the documents relating to such Indebtedness are provided to the Administrative Agent prior to the closing of the incurrence of such Indebtedness (with drafts to be provided a reasonable time in advance of such closing), (C) such documents, and the terms and conditions of such Indebtedness are (x) structured with such subordination terms that are not materially less beneficial to the Lenders and the Administrative Agent than the subordination terms of the Senior Subordinated Notes, or (y) are otherwise reasonably acceptable to the Administrative Agent, and (D) the Company demonstrates that, after giving pro forma effect to the incurrence of such Indebtedness, it shall be in compliance with the financial covenants set forth in Section 7.11; (k) Indebtedness of the Company in respect of unsecured Guarantees issued by the Company in the ordinary course of business in an amount not to exceed $20,000,000 at any time; (l) other Indebtedness of the Company and its Domestic Subsidiaries that may be secured in a principal amount outstanding at any one time not exceeding $20,000,000; (m) Indebtedness of any Subsidiary that is not a Loan Party to any other Subsidiary that is not a Loan Party; (n) Indebtedness consisting of the financing of insurance premiums in the ordinary course of business consistent with past practice; (o) Indebtedness of a Person whose Equity Interests or assets are acquired in a Permitted Acquisition to the extent such Indebtedness is acquired or assumed by the Company or any Subsidiary in such Permitted Acquisition thereof; provided that such Indebtedness was not incurred in connection with, or in anticipation of, such Permitted Acquisition; (p) Indebtedness in respect of netting services, overdraft protections, cash management and similar arrangements in connection with deposit accounts, in each case in the ordinary course of business; (q) Indebtedness of the Company or any of its Subsidiaries in respect of workers’ compensation, severance, health and welfare benefits and similar obligations incurred in the ordinary course of business; and (r) any Indebtedness arising under a declaration of joint and several liability used for the purpose of section 2:403 of the Dutch Civil Code (and any residual liability under such declaration arising pursuant to section 2:404(2) of the Dutch Civil Code. To the extent that the creation, incurrence or assumption of any Indebtedness could be attributable to more than one subsection of this Section 7.03, the Company may allocate such

81 Indebtedness to any one or more of such subsections and in no event shall the same portion of Indebtedness be deemed to utilize or be attributable to more than one item; provided that (i) all Indebtedness created pursuant to the Loan Documents shall be deemed to have been incurred in reliance on Section 7.03(a) and (ii) all Indebtedness in respect of the Senior Subordinated Notes shall be deemed to have been incurred in reliance on Section 7.03(j). For purposes of determining compliance with the Dollar-denominated restrictions in any subsection of Section 7.03 on the incurrence of Indebtedness, the Dollar-equivalent principal amount of Indebtedness denominated in a foreign currency shall be calculated based on the relevant currency exchange rate in effect on the date on which such Indebtedness was incurred, in the case of term debt, or first committed, in the case of revolving credit debt; provided that if such Indebtedness is incurred to modify, refinance, refund, renew or extend other Indebtedness denominated in a foreign currency, and such modification, refinancing, refunding, renewal or extension would cause the applicable Dollar- denominated restriction to be exceeded if calculated at the relevant currency exchange rate in effect on the date of such modification, refinancing, refunding, renewal or extension, such Dollar-denominated restriction shall be deemed not to have been exceeded so long as the principal amount of such refinancing Indebtedness does not exceed the principal amount of such Indebtedness being modified, refinanced, refunded, renewed or extended. 7.04. Fundamental Changes. Merge, dissolve, liquidate, consolidate with or into another Person, or Dispose of (whether in one transaction or in a series of transactions) all or substantially all of its assets (whether now owned or hereafter acquired) to or in favor of any Person, except that, so long as no Default exists or would result therefrom: (a) any Subsidiary may merge with (i) the Company, provided that the Company shall be the continuing or surviving Person, or (ii) any one or more other Subsidiaries, provided that (x) when any Loan Party is merging with another Subsidiary, the Loan Party shall be the continuing or surviving Person or the surviving Person shall become a Loan Party and (y) when a Domestic Loan Party is a party to such merger, such Domestic Loan Party shall be the continuing or surviving person; and (b) any Subsidiary may Dispose of all or substantially all of its assets (upon voluntary liquidation or otherwise) to the Company or to another Subsidiary; provided that (x) if the transferor in such a transaction is a Loan Party, then the transferee must either be the Company or a Loan Party or become a Loan Party and (y) if the transferor is a Domestic Loan Party, then the transferee must be a Domestic Loan Party. 7.05. Dispositions. Make any Disposition or enter into any agreement to make any Disposition, except: (a) Dispositions of obsolete or worn out property, whether now owned or hereafter acquired, in the ordinary course of business; (b) Dispositions of inventory in the ordinary course of business; (c) Dispositions of equipment or real property to the extent that (i) such property is exchanged for credit against the purchase price of property used or useful in the business of the Company and its Subsidiaries or (ii) the proceeds of such Disposition are reasonably promptly applied to the purchase price of such property; (d) Dispositions of property by any Subsidiary to the Company or to a wholly-owned Subsidiary; provided that (i) if the transferor of such property is a Loan Party, the transferee thereof

82 must be a Loan Party or become a Loan Party and (ii) if the transferor is a Domestic Loan Party, then the transferee must be a Domestic Loan Party; (e) Dispositions permitted by Section 7.04; (f) other than as set forth on Schedule 7.05, non-exclusive licenses of IP Rights in the ordinary course of business and substantially consistent with past practice for terms not exceeding five years; (g) Dispositions by the Company and its Subsidiaries not otherwise permitted under this Section 7.05; provided that (i) at the time of such Disposition, no Default shall exist or would result from such Disposition and (ii) the aggregate book value of all property Disposed of in reliance on this clause (g) in any fiscal year shall not exceed 5% of the total assets (calculated based on book value) of the Company and its Subsidiaries, calculated as of the first day of such fiscal year; (h) any Foreign Subsidiary of the Company may sell or dispose of Equity Interests in such Subsidiary to qualify directors where required by applicable Law or to satisfy other requirements of applicable Law with respect to the ownership of Equity Interests in Foreign Subsidiaries; (i) the rental, lease or sublease of real property or equipment in the ordinary course of business; (j) transfers of property subject to Recovery Events; (k) Dispositions in the ordinary course of business consisting of the abandonment, cancellation, non-renewal or discontinuance of IP Rights which, in the reasonable good faith determination of the Company, is desirable in the conduct of the business of the Company and its Subsidiaries and not materially disadvantageous to the interests of the Lenders; (l) each Loan Party and each of its Subsidiaries may surrender or waive contractual rights and settle or waive contractual or litigation claims in the ordinary course of business; (m) the sale or discount without recourse of accounts receivable arising in the ordinary course of business in connection with the compromise or collection thereof; (n) to the extent constituting a Disposition, transactions otherwise expressly permitted under Sections 7.01, 7.02 or 7.06; (o) to the extent constituting a Disposition, the issuance by the Company of its Equity Interests; and (p) the sale from time to time by the Company and its Subsidiaries of accounts receivable, the proceeds thereof, and certain ancillary rights relating thereto (as the scope of such ancillary rights shall be approved by the Administrative Agent), in each case, pursuant to “supply chain financing programs” entered into from time to time by the Company and its Subsidiaries; provided that (i) the aggregate face amount of accounts receivable so sold in any month pursuant to all such programs does not exceed an amount equal to 10% of the aggregate consolidated accounts receivable of the Company and its Subsidiaries as of the last day of the immediately preceding month and (ii) such sales are consummated on arm’s-length terms and the Company and/or its Subsidiaries receive reasonable consideration therefor (as determined by the Company in its reasonable business judgment);

83 provided, however, that any Disposition pursuant to clauses (a) through (p) (except for Dispositions pursuant to Sections 7.05(e), (h), (j), (k), (l) or (m)) shall be for fair market value. 7.06. Restricted Payments. Declare or make, directly or indirectly, any Restricted Payment, or incur any obligation (contingent or otherwise) to do so, except that, so long as no Default shall have occurred and be continuing at the time of any action described below or would result therefrom: (a) each Subsidiary may make Restricted Payments to the Borrowers, the Guarantors and any other Person that owns an Equity Interest in such Subsidiary, ratably according to their respective holdings of the type of Equity Interest in respect of which such Restricted Payment is being made; (b) the Company and each Subsidiary may declare and make dividend payments or other distributions payable solely in the common stock or other common Equity Interests of such Person; (c) the Company and each Subsidiary may purchase, redeem or otherwise acquire Equity Interests issued by it with the proceeds received from the substantially concurrent issue of new shares of its common stock or other common Equity Interests; (d) payments with respect to any intercompany loan permitted under Section 7.03(g); (e) the Company may declare or pay cash dividends to its stockholders, and purchase, redeem or otherwise acquire for cash Equity Interests issued by it so long as, in each case, after giving pro forma effect to such payment, purchase, redemption or acquisition, the Total Leverage Ratio as of the end of the most recently ended fiscal quarter for which financial statements have been delivered shall not be greater than 3.00:1.00 (in the case of any cash dividend to its stockholders, determined as of the end of the most recently ended fiscal quarter for which financial statements have been delivered prior to the date of declaration of such dividend (and for the avoidance of doubt, not as of the date of payment of such dividend); provided that the date of declaration of such dividend reflects the minimum period required under applicable state law); provided that if at the time of any such payment, purchase, redemption or acquisition, and after giving pro forma effect thereto, the Total Leverage Ratio as of the end of the most recently ended fiscal quarter for which financial statements have been delivered would be greater than 3.00:1.00, such payment, purchase, redemption or acquisition shall nonetheless be permitted so long as the aggregate amount of such payment, purchase, redemption or acquisition consummated in reliance on this proviso shall not exceed $10,000,000 in any fiscal year; (f) the Company may make prepayments or purchases of principal in respect of the Indebtedness permitted under Section 7.03(j) and Section 7.03(f) so long as (i) the Company demonstrates that, on a pro forma basis after giving effect to any such Restricted Payment, (A) it is compliance with the financial covenants set forth in Section 7.11 and (B) Liquidity shall not be less than $30,000,000, (ii) the aggregate amount of such Restricted Payments in respect of Indebtedness permitted under Section 7.03(j) made in reliance of this clause (f) during the term of this Agreement shall not exceed $50,000,000, (iii) any such Restricted Payment is made only with cash on hand of the Company and its Subsidiaries and not with proceeds of credit extensions hereunder, and (iv) prior to making any such Restricted Payment in any calendar year, that when aggregated with all other such Restricted Payments pursuant to this clause (f) made during such calendar year would exceed $15,000,000, the Company demonstrates that Total Leverage Ratio, calculated on a pro forma basis after giving effect to such Restricted Payment, shall not be greater than 3.00:1.00; (g) the Company may make prepayments or purchases of principal in respect of (i) the Indebtedness permitted under Section 7.03(j), so long as such Restricted Payments are made with the proceeds of Indebtedness permitted by Section 7.03(j), and (ii) the Indebtedness permitted under

84 Section 7.03(f), so long as such Restricted Payments are made with the proceeds of Indebtedness permitted by Section 7.03(f); (h) provided no Default of the type referred to in Section 8.01(a) or Event of Default shall have occurred and be continuing or would result therefrom, the Company may make repurchases of Equity Interests deemed to occur upon the exercise of stock options or warrants if such Equity Interests represent a portion of the exercise price of such options or warrants or taxes payable in connection with the vesting or exercise of such stock options or warrants; and (i) provided no Default of the type referred to in Section 8.01(a) or Event of Default shall have occurred and be continuing or would result therefrom, the payment of any dividend or distribution within 60 days after the date of declaration thereof, if on the date of declaration (i) such payment would have complied with the provisions of this Agreement and (ii) no Default had occurred and was continuing. 7.07. Change in Nature of Business. Engage in any material line of business substantially different from those lines of business conducted by the Company and its Subsidiaries on the Closing Date or any business substantially related or incidental thereto. 7.08. Transactions with Affiliates. Enter into any transaction of any kind with any Affiliate of the Company, whether or not in the ordinary course of business, other than on fair and reasonable terms substantially as favorable to the Company or such Subsidiary as would be obtainable by the Company or such Subsidiary at the time in a comparable arm’s length transaction with a Person other than an Affiliate; provided that the foregoing restriction shall not apply to (i) transactions between or among Loan Parties; (ii) transactions between or among Subsidiaries of the Company that are not Loan Parties, (iii) transactions between or among Loan Parties and Subsidiaries and/or other Persons to the extent such transactions are expressly permitted by Sections 7.01, 7.02, 7.03, 7.04, 7.05 or 7.06, (iv) the payment of customary directors’ fees and indemnification and reimbursement of expenses to directors, officers and employees; (v) the issuance of stock and stock options pursuant to the Company’s stock option plans and stock purchase plans and (vi) reasonable compensation paid to officers and employees in their capacity as such. 7.09. Burdensome Agreements. Except as set forth on Schedule 7.09, enter into any Contractual Obligation (other than this Agreement or any other Loan Document) that (a) limits the ability (i) of any Subsidiary to make Restricted Payments to the Company or any Loan Party or to otherwise transfer property to the Company or any Loan Party, (ii) of any Subsidiary to Guarantee the Indebtedness of the Company or any Loan Party or (iii) of the Company or any Subsidiary to create, incur, assume or suffer to exist Liens on property (including, for the avoidance of doubt, the fee-owned real property of the Company or any Subsidiary) of such Person; provided, however, that this clause (iii) shall not prohibit any negative pledge incurred or provided in favor of any holder of Indebtedness permitted under Section 7.03(e) solely to the extent any such negative pledge relates to the property financed by or the subject of such Indebtedness; or (b) requires the grant of a Lien to secure an obligation of such Person if a Lien is granted to secure another obligation of such Person, except in each case for prohibitions or restrictions existing under or by reason of: (a) applicable Law; (b) restrictions imposed by any agreement relating to secured Indebtedness permitted pursuant to Sections 7.03(e) to the extent that such restrictions apply only to the property or assets securing such Indebtedness;

85 (c) customary provisions restricting assignments, subletting, sublicensing, pledging or other transfers contained in leases, licenses and sales contracts (provided that such restrictions are limited to the agreement itself or the property or assets subject to such leases, licenses or sales contracts, as the case may be); (d) any restriction or encumbrance with respect to any asset which arises in connection with the Disposition of such asset, if such Disposition is otherwise permitted under Section 7.05; and (e) restrictions in any agreement in effect at the time any Subsidiary becomes a Subsidiary of the Company in connection with a Permitted Acquisition, so long as such agreement was not entered into in connection with, or in anticipation of, such Permitted Acquisition. 7.10. Use of Proceeds. Use the proceeds of any Loan or Letter of Credit, whether directly or indirectly, and whether immediately, incidentally or ultimately, (A) to purchase or carry margin stock (within the meaning of Regulation U of the FRB) or to extend credit to others for the purpose of purchasing or carrying margin stock or to refund Indebtedness originally incurred for such purpose, (B) for the purpose of funding, financing or facilitating any activities, business or transaction of or with any Sanctioned Person, or in any Sanctioned Country, or (C) in any manner that would result in the violation of any Sanctions applicable to any party hereto. 7.11. Financial Covenants. (a) Minimum Fixed Charge Coverage Ratio. Permit the Fixed Charge Coverage Ratio, as at the end of any fiscal quarter, to be less than 1.25:1.00. (b) Total Leverage Ratio. Permit the Total Leverage Ratio, as at the end of any fiscal quarter, to be greater than 3.50:1.00; provided, however, that at the election (which, for the avoidance of doubt shall occur on no more than two occasions) of the Company (prior notice of which shall be given to the Administrative Agent), following the consummation of any Material Acquisition, (i) which is financed with secured Indebtedness, the Total Leverage Ratio (x) as at the end of the fiscal quarter in which such Material Acquisition occurs and the three fiscal quarters immediately thereafter, shall not be greater than 4.00:1.00 and (y) as at the end of any fiscal quarter thereafter, the Total Leverage Ratio shall not be greater than 3.50:1.00; and (ii) which is financed with unsecured or subordinated Indebtedness, the Total Leverage Ratio as at the end of the fiscal quarter in which such Material Acquisition occurs and as at the end of any fiscal quarter thereafter, shall not be greater than 4.50:1.00. For the avoidance of doubt, the Company may elect that the maximum Total Leverage Ratio be increased in accordance with the proviso contained in the immediately preceding sentence two times during the term of this Agreement and the Company shall give the Administrative Agent prior written notice of any such election. (c) Secured Leverage Ratio. Permit the Secured Leverage Ratio, as at the end of any fiscal quarter following the consummation of a Material Acquisition financed with unsecured or subordinated Indebtedness, to be greater than 3.25:1.00. For the avoidance of doubt, the Company shall not be required to comply with the Secured Leverage Ratio test set forth in the preceding sentence at such time as the unsecured or subordinated Indebtedness incurred to finance such Material Acquisition is repaid in full. 7.12. Modifications of Certain Documents; Designation of Senior Debt. Consent to any amendment or modification of or supplement to any of the provisions of any documents or agreements evidencing or governing the Indebtedness permitted under Section 7.03(j) in a manner materially adverse to the Lenders. The Loan Parties will designate the Credit Agreement and the Obligations hereunder as

86 “Designated Senior Indebtedness” any document governing subordinated indebtedness incurred pursuant to Section 7.03(j), and will not designate any other Indebtedness as “Designated Senior Indebtedness” under any document governing any other subordinated indebtedness incurred pursuant to Section 7.03(j) if, as a result of such designation, any portion of the Obligations would cease to be “Designated Senior Indebtedness.” 7.13. Sale-Leaseback Transactions. Directly or indirectly, enter into any arrangements with any Person whereby such Person shall sell or transfer (or request another Person to purchase) any property, real, personal or mixed, used or useful in its business, whether now owned or hereafter acquired, and thereafter rent or lease such property from any Person; provided however, that the Loan Parties may enter into sale-leaseback transactions (x) with respect to sale-leaseback transaction among their Affiliates, the Attributable Indebtedness in respect of which is permitted to be incurred pursuant to Section 7.03(e) and (y) otherwise, if (i) after giving effect on a pro forma basis to any such transaction the Borrowers shall be in compliance with all other provisions of this Agreement, including Section 7.01 and Section 7.03 and (ii) the gross cash proceeds of any such transaction are at least equal to the fair market value of such property (as determined in good faith by the Loan Parties). 7.14. Capital Expenditures. Make or become legally obligated to make any expenditure in respect of the purchase or other acquisition of any fixed or capital asset (excluding normal replacements and maintenance which are properly charged to current operations), except for capital expenditures in the ordinary course of business not exceeding, in the aggregate for the Company and its Subsidiaries, $30,000,000 per fiscal year; provided, however, that if as of the last day of any fiscal year, the Company and its Subsidiaries have made less than $30,000,000 of capital expenditures during such fiscal year, such unused portion (i.e., an amount equal to $30,000,000 less the amount of capital expenditures made) may be carried over for expenditure in the immediately following fiscal year (it being understood and agreed that such unused portion from the preceding fiscal year shall be deemed to be expended first in the subsequent fiscal year); provided further that following a Material Acquisition, capital expenditures in the ordinary course of business, in the aggregate for the Company and its Subsidiaries, shall not exceed $40,000,000 per fiscal year (without duplication) provided, however, that if as of the last day of any fiscal year, the Company and its Subsidiaries have made less than $40,000,000 (without duplication) of capital expenditures during such fiscal year, such unused portion (i.e., an amount equal to $40,000,000 less the amount of capital expenditures made) may be carried over for expenditure in the immediately following fiscal year (it being understood and agreed that such unused portion from the preceding fiscal year shall be deemed to be expended first in the subsequent fiscal year). 7.15. Changes in Fiscal Periods. Permit the fiscal year of the Company to end on a day other than March 31 or change the Company’s method of determining fiscal quarters. ARTICLE VIII. EVENTS OF DEFAULT AND REMEDIES 8.01. Events of Default. Any of the following shall constitute an Event of Default: (a) Non-Payment. Any Borrower or any other Loan Party fails to pay (i) when and as required to be paid herein, and in the currency required hereunder, any amount of principal of any Loan or any L/C-B/A Obligation, or (ii) within three Business Days after the same becomes due, any interest on any Loan or on any Obligation, or any fee due hereunder, or (iii) within five days after the same becomes due, any other amount payable hereunder or under any other Loan Document; or (b) Specific Covenants. The Company fails to perform or observe any term, covenant or agreement contained in any of Section 6.01, 6.02, 6.03, 6.05(a), 6.07, 6.10, 6.11 or Article VII; or

87 (c) Other Defaults. Any Loan Party fails to perform or observe any other covenant or agreement (not specified in subsection (a) or (b) above) contained in any Loan Document on its part to be performed or observed and such failure continues for 30 days; or (d) Representations and Warranties. Any representation, warranty, certification or statement of fact made or deemed made by or on behalf of the Company or any other Loan Party herein, in any other Loan Document, or in any document delivered in connection herewith or therewith shall be incorrect or misleading in any material respect (except that such materiality qualifier will not be applicable to any representation, warranty, statement or certification that is already qualified or modified by materiality in the text thereof) when made or deemed made; or (e) Cross-Default. (i) The Company or any Subsidiary (A) fails to make any payment when due (whether by scheduled maturity, required prepayment, acceleration, demand, or otherwise) in respect of any (x) Indebtedness or Guarantee (other than Indebtedness hereunder and Indebtedness under Swap Contracts) having an aggregate principal amount (including undrawn committed or available amounts and including amounts owing to all creditors under any combined or syndicated credit arrangement) of more than the Threshold Amount, or (y) Material Rental Obligation, (B) fails to observe or perform any other agreement or condition relating to any such Indebtedness, Material Rental Obligation or Guarantee or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event occurs, the effect of which default or other event is to cause, or to permit the holder or holders of such Indebtedness or the beneficiary or beneficiaries of such Material Rental Obligation or Guarantee (or a trustee or agent on behalf of such holder or holders or beneficiary or beneficiaries) to cause, with the giving of notice if required, such Indebtedness or Material Rental Obligation to be demanded or to become due or to be repurchased, prepaid, defeased or redeemed (automatically or otherwise), or an offer to repurchase, prepay, defease or redeem such Indebtedness to be made, prior to its stated maturity, or such Guarantee to become payable or cash collateral in respect thereof to be demanded; or (ii) there occurs under any Swap Contract an Early Termination Date (as defined in such Swap Contract) resulting from (A) any event of default under such Swap Contract as to which the Company or any Subsidiary is the Defaulting Party (as defined in such Swap Contract) or (B) any Termination Event (as so defined) under such Swap Contract as to which the Company or any Subsidiary is an Affected Party (as so defined) and, in either event, the Swap Termination Value owed by the Company or such Subsidiary as a result thereof is greater than the Threshold Amount; or (f) Insolvency Proceedings, Etc. (i) Any Loan Party or any of its Subsidiaries institutes or consents to the institution of any proceeding under any Debtor Relief Law, or makes an assignment for the benefit of creditors; or applies for or consents to the appointment of any receiver, trustee, custodian, conservator, liquidator, rehabilitator or similar officer for it or for all or any material part of its property; or any receiver, trustee, custodian, conservator, liquidator, rehabilitator or similar officer is appointed without the application or consent of such Person and the appointment continues undischarged or unstayed for 60 calendar days; or any proceeding under any Debtor Relief Law relating to any such Person or to all or any material part of its property is instituted without the consent of such Person and continues undismissed or unstayed for 60 calendar days, or an order for relief is entered in any such proceeding or (ii) the occurrence of a Dutch Insolvency Event with respect to a Loan Party; or (g) Inability to Pay Debts; Attachment. (i) The Company or any Subsidiary becomes unable or admits in writing its inability or fails generally to pay its debts as they become due, or (ii) any writ or warrant of attachment or execution or similar process is issued or levied against all or any material part of the property of any such Person and is not released, vacated or fully bonded within 60 days after its issue or levy; or

88 (h) Judgments. There is entered against the Company or any Subsidiary (i) one or more final judgments or orders for the payment of money in an aggregate amount (as to all such judgments or orders) exceeding the Threshold Amount (to the extent not covered by CM Insurance Company, Inc. or independent third-party insurance as to which CM Insurance Company, Inc. or such third-party insurer, as the case may be, does not dispute coverage), or (ii) any one or more non-monetary final judgments that have, or could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect and, in either case, (A) enforcement proceedings are commenced by any creditor upon such judgment or order, or (B) there is a period of 30 consecutive days during which a stay of enforcement of such judgment, by reason of a pending appeal or otherwise, is not in effect; or (i) ERISA. (i) An ERISA Event occurs with respect to a Pension Plan or Multiemployer Plan which has resulted or could reasonably be expected to result in liability of the Company or any if its Subsidiaries under Title IV of ERISA to the Pension Plan, Multiemployer Plan or the PBGC in an aggregate amount in excess of the Threshold Amount, or (ii) the Company, any of its Subsidiaries, or any ERISA Affiliate fails to pay when due, after the expiration of any applicable grace period, any installment payment with respect to its withdrawal liability under Section 4201 of ERISA under a Multiemployer Plan in an aggregate amount in excess of the Threshold Amount; (j) Invalidity of Loan Documents. Any provision of any Loan Document, at any time after its execution and delivery and for any reason other than as expressly permitted hereunder or thereunder or satisfaction in full of all the Obligations, ceases to be in full force and effect; or any Loan Party or any other Person contests in any manner the validity or enforceability of any provision of any Loan Document; or any Loan Party denies that it has any or further liability or obligation under any Loan Document, or purports to revoke, terminate or rescind any provision of any Loan Document; or (k) Change of Control. There occurs any Change of Control; or (l) Invalidity of Liens. Any of the following shall occur: (i) the Liens created hereunder or under the other Loan Documents shall at any time (other than by reason of the Administrative Agent relinquishing such Lien) cease to constitute valid and perfected Liens on any Collateral with an aggregate fair market value in excess of $500,000 which is intended to be covered thereby other than with the consent, in writing, of the Administrative Agent; (ii) except for expiration in accordance with its respective terms, any Loan Document shall for whatever reason be terminated, or shall cease to be in full force and effect other than with the consent, in writing, of the Administrative Agent; or (iii) the enforceability of any Loan Document shall be contested by the Company or any of its Subsidiaries. 8.02. Remedies upon Event of Default. If any Event of Default occurs and is continuing, the Administrative Agent shall, at the request of, or may, with the consent of, the Required Lenders, take any or all of the following actions: (a) declare the commitment of each Lender to make Loans and any obligation of an Issuing Lender to issue Letters of Credit or create Bankers’ Acceptances to be terminated, whereupon such commitments and obligation shall be terminated; (b) declare the unpaid principal amount of all outstanding Loans, all interest accrued and unpaid thereon, and all other amounts owing or payable hereunder or under any other Loan Document to be immediately due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by the Borrowers;

89 (c) require that the Borrowers cash collateralize the L/C-B/A Obligations in an amount equal to the aggregate then undrawn and unexpired amount of such Letters of Credit and Bankers’ Acceptances; and (d) exercise on behalf of itself, the Lenders and the Issuing Lender all rights and remedies available to it, the Lenders and the Issuing Lender under the Loan Documents; provided, however, that upon the occurrence of any event specified in Section 8.01(f), the obligation of each Lender to make Loans and any obligation of an Issuing Lender to make extensions of credit with respect to Letters of Credit and Bankers’ Acceptances shall automatically terminate, the unpaid principal amount of all outstanding Loans and all interest and other amounts as aforesaid shall automatically become due and payable, and the obligation of the Borrowers to cash collateralize the L/C- B/A Obligations as aforesaid shall automatically become effective, in each case without further act of the Administrative Agent or any Lender. 8.03. Application of Funds. After the exercise of remedies provided for in Section 8.02 (or after the Loans have automatically become immediately due and payable and the L/C-B/A Obligations have automatically been required to be cash collateralized as set forth in the proviso to Section 8.02), any amounts received on account of the Obligations shall be applied by the Administrative Agent in the following order: First, to payment of that portion of the Obligations constituting fees, indemnities, expenses and other amounts (including fees, charges and disbursements of counsel to the Administrative Agent and amounts payable under Article III) payable to the Administrative Agent in its capacity as such; Second, to payment of that portion of the Obligations constituting fees, indemnities and other amounts (other than principal, interest and fees with respect to Letters of Credit and Bankers’ Acceptances) payable to the Lenders and any Issuing Lender (including fees, charges and disbursements of counsel to the respective Lenders and respective Issuing Lender and amounts payable under Article III), ratably among them in proportion to the respective amounts described in this clause Second payable to them; Third, to payment of that portion of the Obligations constituting accrued and unpaid fees with respect to Letters of Credit and Bankers’ Acceptances and interest on the Loans, extensions of credit with respect to Letters of Credit and Bankers’ Acceptances and other Obligations, ratably among the Lenders and any Issuing Lender in proportion to the respective amounts described in this clause Third payable to them; Fourth, to (a) payment of that portion of the Obligations constituting (i) Bank Product Obligations (other than obligations under and in respect of lease financing or related services) and (ii) unpaid principal of the Loans and extensions of credit with respect to Letters of Credit and Bankers’ Acceptances, and (b) the Administrative Agent for the account of any Issuing Lender, to cash collateralize that portion of L/C- B/A Obligations comprised of the aggregate undrawn amount of Letters of Credit and Bankers’ Acceptances (in an amount equal to the Minimum Collateral Amount with respect thereof), ratably among the Lenders and the Issuing Lender in proportion to the respective amounts described in this clause Fourth held by them; Fifth, to all other Obligations; and Last, the balance, if any, after all of the Obligations have been indefeasibly paid in full, to the Company or as otherwise required by Law.

90 Amounts used to cash collateralize the aggregate undrawn amount of Letters of Credit and Bankers’ Acceptances pursuant to clause Fourth above shall be applied to satisfy drawings under such Letters of Credit and Bankers’ Acceptances as they occur. If any amount remains on deposit as cash collateral after all Letters of Credit and Bankers’ Acceptances have either been fully drawn or expired, such remaining amount shall be applied to the other Obligations, if any, in the order set forth above. ARTICLE IX. ADMINISTRATIVE AGENT 9.01. Appointment. Each Lender hereby irrevocably designates and appoints the Administrative Agent as the agent of such Lender under this Agreement and the other Loan Documents, and each such Lender irrevocably authorizes the Administrative Agent, in such capacity, to take such action on its behalf under the provisions of this Agreement and the other Loan Documents and to exercise such powers and perform such duties as are expressly delegated to the Administrative Agent by the terms of this Agreement and the other Loan Documents, together with such other powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary elsewhere in this Agreement, the Administrative Agent shall not have any duties or responsibilities, except those expressly set forth herein, or any fiduciary relationship with any Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Loan Document or otherwise exist against the Administrative Agent. 9.02. Delegation of Duties. The Administrative Agent may execute any of its duties under this Agreement and the other Loan Documents by or through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Administrative Agent shall not be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by it with reasonable care. 9.03. Exculpatory Provisions. Neither any Agent nor any of their respective officers, directors, employees, agents, advisors, attorneys-in-fact or affiliates shall be (i) liable for any action lawfully taken or omitted to be taken by it or such Person under or in connection with this Agreement or any other Loan Document (except to the extent that any of the foregoing are found by a final and nonappealable decision of a court of competent jurisdiction to have resulted from its or such Person’s own gross negligence or willful misconduct) or (ii) responsible in any manner to any of the Lenders for any recitals, statements, representations or warranties made by any Loan Party or any officer thereof contained in this Agreement or any other Loan Document or in any certificate, report, statement or other document referred to or provided for in, or received by the Agents under or in connection with, this Agreement or any other Loan Document or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Loan Document or for any failure of any Loan Party a party thereto to perform its obligations hereunder or thereunder. The Agents shall not be under any obligation to any Lender to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement or any other Loan Document, or to inspect the properties, books or records of any Loan Party. 9.04. Reliance by Administrative Agent. The Administrative Agent shall be entitled to rely, and shall be fully protected in relying, upon any instrument, writing, resolution, notice, consent, certificate, affidavit, letter, telecopy or email message, statement, order or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including counsel to the Borrower), independent accountants and other experts selected by the Administrative Agent. The Administrative Agent may deem and treat the payee of any Note as the owner thereof for all purposes unless a written notice of assignment, negotiation or transfer thereof shall have been filed with the Administrative Agent.

91 The Administrative Agent shall be fully justified in failing or refusing to take any action under this Agreement or any other Loan Document unless it shall first receive such advice or concurrence of the Required Lenders (or, if so specified by this Agreement, all Lenders) as it deems appropriate or it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense that may be incurred by it by reason of taking or continuing to take any such action. The Administrative Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement and the other Loan Documents in accordance with a request of the Required Lenders (or, if so specified by this Agreement, all Lenders), and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Lenders and all future holders of the Loans. 9.05. Notice of Default. The Administrative Agent shall not be deemed to have knowledge or notice of the occurrence of any Default or Event of Default unless the Administrative Agent has received notice from a Lender or the Borrowers referring to this Agreement, describing such Default or Event of Default and stating that such notice is a “notice of default”. In the event that the Administrative Agent receives such a notice, the Administrative Agent shall give notice thereof to the Lenders. The Administrative Agent shall take such action with respect to such Default or Event of Default as shall be reasonably directed by the Required Lenders (or, if so specified by this Agreement, all Lenders); provided that unless and until the Administrative Agent shall have received such directions, the Administrative Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable in the best interests of the Lenders. 9.06. Non-Reliance on Agents and Other Lenders. Each Lender expressly acknowledges that neither the Agents nor any of their respective officers, directors, employees, agents, advisors, attorneys-in-fact or affiliates have made any representations or warranties to it and that no act by any Agent hereafter taken, including any review of the affairs of a Loan Party or any affiliate of a Loan Party, shall be deemed to constitute any representation or warranty by any Agent to any Lender. Each Lender represents to the Agents that it has, independently and without reliance upon any Agent or any other Lender, and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, operations, property, financial and other condition and creditworthiness of the Loan Parties and their affiliates and made its own decision to make its Loans hereunder and enter into this Agreement. Each Lender also represents that it will, independently and without reliance upon any Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement and the other Loan Documents, and to make such investigation as it deems necessary to inform itself as to the business, operations, property, financial and other condition and creditworthiness of the Loan Parties and their affiliates. Except for notices, reports and other documents expressly required to be furnished to the Lenders by the Administrative Agent hereunder, the Administrative Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the business, operations, property, condition (financial or otherwise), prospects or creditworthiness of any Loan Party or any affiliate of a Loan Party that may come into the possession of the Administrative Agent or any of its officers, directors, employees, agents, advisors, attorneys-in-fact or affiliates. 9.07. Indemnification. The Lenders agree to indemnify each Agent and its officers, directors, employees, affiliates, agents, advisors and controlling persons (each, an “Agent Indemnitee”) (to the extent not reimbursed by the Borrowers and without limiting the obligation of the Borrowers to do so), ratably according to their respective Aggregate Exposure Percentages in effect on the date on which indemnification is sought under this Section (or, if indemnification is sought after the date upon which the Commitments shall have terminated and the Loans shall have been paid in full, ratably in accordance with such Aggregate Exposure Percentages immediately prior to such date), from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or

92 disbursements of any kind whatsoever that may at any time (whether before or after the payment of the Loans) be imposed on, incurred by or asserted against such Agent Indemnitee in any way relating to or arising out of, the Commitments, this Agreement, any of the other Loan Documents or any documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby or any action taken or omitted by such Agent Indemnitee under or in connection with any of the foregoing; provided that no Lender shall be liable for the payment of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements that are found by a final and nonappealable decision of a court of competent jurisdiction to have resulted from such Agent Indemnitee’s gross negligence or willful misconduct. The agreements in this Section shall survive the termination of this Agreement and the payment of the Loans and all other amounts payable hereunder. 9.08. Agent in Its Individual Capacity. Each Agent and its affiliates may make loans to, accept deposits from and generally engage in any kind of business with any Loan Party as though such Agent were not an Agent. With respect to its Loans made or renewed by it and with respect to any Letter of Credit issued or participated in by it, each Agent shall have the same rights and powers under this Agreement and the other Loan Documents as any Lender and may exercise the same as though it were not an Agent, and the terms “Lender” and “Lenders” shall include each Agent in its individual capacity. 9.09. Successive Administrative Agent. The Administrative Agent may resign as Administrative Agent upon 10 days’ notice to the Lenders and the Borrower. If the Administrative Agent shall resign as Administrative Agent under this Agreement and the other Loan Documents, then the Required Lenders shall appoint from among the Lenders a successor agent for the Lenders, which successor agent shall (unless an Event of Default under Section 8.01(a) or Section 8.01(f) with respect to the Borrower shall have occurred and be continuing) be subject to approval by the Borrower (which approval shall not be unreasonably withheld or delayed), whereupon such successor agent shall succeed to the rights, powers and duties of the Administrative Agent, and the term “Administrative Agent” shall mean such successor agent effective upon such appointment and approval, and the former Administrative Agent’s rights, powers and duties as Administrative Agent shall be terminated, without any other or further act or deed on the part of such former Administrative Agent or any of the parties to this Agreement or any holders of the Loans. If no successor agent has accepted appointment as Administrative Agent by the date that is 10 days following a retiring Administrative Agent’s notice of resignation, the retiring Administrative Agent’s resignation shall nevertheless thereupon become effective, and the Lenders shall assume and perform all of the duties of the Administrative Agent hereunder until such time, if any, as the Required Lenders appoint a successor agent as provided for above. After any retiring Administrative Agent’s resignation as Administrative Agent, the provisions of this Article IX and of Section 10.05 shall continue to inure to its benefit. 9.10. Joint Lead Arrangers, Co-Documentation Agents and Co-Syndication Agents. None of the Joint Lead Arrangers, the Co-Documentation Agents or the Co-Syndication Agents shall have any duties or responsibilities hereunder in their respective capacities as such. ARTICLE X. MISCELLANEOUS 10.01. Amendments and Waivers. Neither this Agreement, any other Loan Document, nor any terms hereof or thereof may be amended, supplemented or modified except in accordance with the provisions of this Section 10.01. The Required Lenders and each Loan Party party to the relevant Loan Document may, or, with the written consent of the Required Lenders, the Administrative Agent and each Loan Party party to the relevant Loan Document may, from time to time, (a) enter into written amendments, supplements or modifications hereto and to the other Loan Documents for the purpose of adding any provisions to this Agreement or the other Loan Documents or changing in any manner the

93 rights of the Lenders or of the Loan Parties hereunder or thereunder or (b) waive, on such terms and conditions as the Required Lenders or the Administrative Agent, as the case may be, may specify in such instrument, any of the requirements of this Agreement or the other Loan Documents or any Default or Event of Default and its consequences; provided, however, that no such waiver and no such amendment, supplement or modification shall (i) forgive the principal amount or extend the final scheduled date of maturity of any Loan, extend the scheduled date of any amortization payment in respect of any Term Loan, reduce the stated rate of any interest or fee payable hereunder (except (x) in connection with the waiver of applicability of any post-default increase in interest rates (which waiver shall be effective with the consent of the Majority Facility Lenders of each adversely affected Facility) and (y) that any amendment or modification of defined terms used in the financial covenants in this Agreement shall not constitute a reduction in the rate of interest or fees for purposes of this clause (i)) or extend the scheduled date of any payment thereof, or increase the amount or extend the expiration date of any Lender’s Revolving Commitment or Delayed Draw Term Commitment, in each case without the written consent of each Lender directly affected thereby; (ii) eliminate or reduce the voting rights of any Lender under this Section 10.01 without the written consent of such Lender; (iii) reduce any percentage specified in the definition of Required Lenders, consent to the assignment or transfer by the Company or any Borrower of any of its or their rights and obligations under this Agreement and the other Loan Documents, release all or substantially all of the Collateral or release all or substantially all of the Subsidiary Guarantors from their obligations under the Guarantee and Collateral Agreement, amend the definition of “Alternative Currency”, Section 1.06 or Section 2.25, in each case without the written consent of all Lenders; (iv) amend, modify or waive any provision of Section 2.17 without the written consent of, in respect of each Facility, each Lender adversely affected thereby; (v) reduce the amount of Net Cash Proceeds required to be applied to prepay Loans under this Agreement without the written consent of the Majority Facility Lenders with respect to each Facility adversely affected thereby; (vi) reduce the percentage specified in the definition of Majority Facility Lenders with respect to any Facility without the written consent of all Lenders under such Facility; (vii) amend, modify or waive any provision of Article IX or any other provision of any Loan Document that affects the Administrative Agent without the written consent of the Administrative Agent; (viii) amend, modify or waive any provision of Section 2.06 or 2.07 without the written consent of the Swingline Lender; or (ix) amend, modify or waive any provision of Section 3 without the written consent of any applicable Issuing Lender. Any such waiver and any such amendment, supplement or modification shall apply equally to each of the Lenders and shall be binding upon the Loan Parties, the Lenders, the Administrative Agent and all future holders of the Loans. In the case of any waiver, the Loan Parties, the Lenders and the Administrative Agent shall be restored to their former position and rights hereunder and under the other Loan Documents, and any Default or Event of Default waived shall be deemed to be cured and not continuing; but no such waiver shall extend to any subsequent or other Default or Event of Default, or impair any right consequent thereon. Notwithstanding the foregoing, this Agreement may be amended (or amended and restated) with the written consent of the Required Lenders, the Administrative Agent and the Company (a) to add one or more additional credit facilities to this Agreement and to permit the extensions of credit from time to time outstanding thereunder and the accrued interest and fees in respect thereof to share in the benefits of this Agreement and the other Loan Documents with the Term Loans and Revolving Extensions of Credit and the accrued interest and fees in respect thereof and (b) to include appropriately the Lenders holding such credit facilities in any determination of the Required Lenders and Majority Facility Lenders. Furthermore, notwithstanding the foregoing, the Administrative Agent, with the consent of the Company, may amend, modify or supplement any Loan Document without the consent of any Lender or the Required Lenders in order to correct, amend or cure any ambiguity, inconsistency or defect or correct any typographical error or other manifest error in any Loan Document.

94 10.02. Notices. All notices, requests and demands to or upon the respective parties hereto to be effective shall be in writing (including by telecopy), and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made when delivered, or three Business Days after being deposited in the mail, postage prepaid, or, in the case of telecopy or electronic mail notice, when received, addressed as follows in the case of the Company and the Administrative Agent, and as set forth in an Administrative Questionnaire delivered to the Administrative Agent in the case of the Lenders, or to such other address as may be hereafter notified by the respective parties hereto: Company: 140 John James Audubon Parkway Amherst, New York 14228-1197 Attention: Gregory P. Rustowicz, Vice President- Finance and Chief Financial Officer Telephone: 716-689-5442 Fax: 716-689-5598 E-mail: gregory.rustowicz@cmworks.com With a copy to: Jamie Knox, Esq. DLA Piper LLP (US) 1251 Avenue of the Americas, 27th Floor New York, New York 10020-1104 Telephone: 212-335-4992 Fax: 212-884-8692 E-mail: jamie.knox@dlapiper.com Administrative Agent: 10 S. Dearborn St. Floor L2 Chicago, IL 60603 Mailcode: IL1-0480 Attention: Darren Cunningham Telecopy: 888-292-9533 Telephone: 312-385-7080 Email: jpm.agency.servicing.1@jpmorgan.com For borrowing notices for loans denominated in Alternative Currencies: J.P. Morgan Europe Limited Loans Agency 6th floor 25 Bank Street, Canary Wharf London E145JP United Kingdom Attention: Loans Agency Telecopy: +44 20 7777 2360 Email: loan_and_agency_london@jpmorgan.com For notices with respect to Letters of Credit or Bankers’ Acceptances: chicago.lc.agency.activity.team@jpmorgan.com

95 provided that any notice, request or demand to or upon the Administrative Agent or the Lenders shall not be effective until received. Notices and other communications to the Lenders hereunder may be delivered or furnished by electronic communications pursuant to procedures approved by the Administrative Agent; provided that the foregoing shall not apply to notices pursuant to Article II unless otherwise agreed by the Administrative Agent and the applicable Lender. The Administrative Agent or the Borrowers may, in their discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it; provided that approval of such procedures may be limited to particular notices or communications. 10.03. No Waiver; Cumulative Remedies. No failure to exercise and no delay in exercising, on the part of the Administrative Agent or any Lender, any right, remedy, power or privilege hereunder or under the other Loan Documents shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law. 10.04. Survival of Representations and Warranties. All representations and warranties made hereunder, in the other Loan Documents and in any document, certificate or statement delivered pursuant hereto or in connection herewith shall survive the execution and delivery of this Agreement and the making of the Loans and other extensions of credit hereunder. 10.05. Payment of Expenses. The Company and the applicable Borrower agree (a) to pay or reimburse the Administrative Agent for all its costs and expenses incurred in connection with the development, preparation and execution of, and any amendment, supplement or modification to, this Agreement and the other Loan Documents and any other documents prepared in connection herewith or therewith, and the consummation and administration of the transactions contemplated hereby and thereby, including the reasonable fees and disbursements of counsel to the Administrative Agent and filing and recording fees and expenses, with statements with respect to the foregoing to be submitted to the Borrower prior to the Closing Date (in the case of amounts to be paid on the Closing Date) and from time to time thereafter on a quarterly basis or such other periodic basis as the Administrative Agent shall deem appropriate, (b) to pay or reimburse each Lender, each Issuing Lender, the Swingline Lender and the Administrative Agent for all its costs and expenses incurred in connection with the enforcement or preservation of any rights under this Agreement, the other Loan Documents and any such other documents, including the fees and disbursements of counsel (including the allocated fees and expenses of in-house counsel) to each Lender and of counsel to the Administrative Agent, (c) to pay, indemnify, and hold each Lender, the Issuing Lenders, the Swingline Lender and the Administrative Agent harmless from, all present of future stamp, court, or documentary, intangible, recording, filing or similar Taxes, if any, that may be payable or determined to be payable in connection with the execution and delivery of, or consummation or administration of any of the transactions contemplated by, or any amendment, supplement or modification of, or any waiver or consent under or in respect of, this Agreement and the other Loan Documents (except any such Taxes that are Other Connection Taxes imposed with respect to an assignment (other than an assignment made pursuant to Section 2.22)), and (d) to pay, indemnify, and hold each Lender, the Issuing Lenders, the Swingline Lender and the Administrative Agent, their respective affiliates, and their respective officers, directors, employees, agents, advisors and controlling persons (each, an “Indemnitee”) harmless from and against any and all other liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or

96 nature whatsoever with respect to the execution, delivery, enforcement, performance and administration of this Agreement, the other Loan Documents and any such other documents, including any claim, litigation, investigation or proceeding regardless of whether any Indemnitee is a party thereto and whether or not the same are brought by the Borrower, its equity holders, affiliates or creditors or any other Person, including any of the foregoing relating to the use of proceeds of the Loans or Letters of Credit (including any refusal by an Issuing Lender to honor a demand for payment under a Letter of Credit if the documents presented in connection with such demand do not strictly comply with the terms of such Letter of Credit) or any actual or alleged presence or release of Hazardous Materials on or from any property owned or operated by any Borrower or any of its Subsidiaries, or any Environmental Liability related in any way to any Borrower or any of its Subsidiaries and the reasonable fees and expenses of legal counsel in connection with claims, actions or proceedings by any Indemnitee against any Loan Party under any Loan Document (all the foregoing in this clause (d), collectively, the “Indemnified Liabilities”), provided, that the Borrowers shall have no obligation hereunder to any Indemnitee with respect to Indemnified Liabilities to the extent such Indemnified Liabilities are found by a final and nonappealable decision of a court of competent jurisdiction to have resulted from the gross negligence or willful misconduct of such Indemnitee or any of its Affiliates, and provided, further, that this Section 10.05(d) shall not apply with respect to Taxes other than any Taxes that represent losses or damages arising from any non-Tax claim. Without limiting the foregoing, and to the extent permitted by applicable law, the Borrowers agree not to assert and to cause its Subsidiaries not to assert, and hereby waives and agrees to cause its Subsidiaries to waive, all rights for contribution or any other rights of recovery with respect to all claims, demands, penalties, fines, liabilities, settlements, damages, costs and expenses of whatever kind or nature, under or related to Environmental Laws, that any of them might have by statute or otherwise against any Indemnitee. No Indemnitee shall be liable for any damages arising from the use by others of information or other materials obtained through electronic, telecommunications or other information transmission systems, except to the extent any such damages are found by a final and nonappealable decision of a court of competent jurisdiction to have resulted from the gross negligence or willful misconduct of such Indemnitee. No Indemnitee shall be liable for any indirect, special, exemplary, punitive or consequential damages in connection with this Agreement or the other Loan Documents or the transactions contemplated hereby or thereby. All amounts due under this Section 10.05 shall be payable not later than 10 days after written demand therefor. Statements payable by the Borrowers pursuant to this Section 10.05 shall be submitted to Gregory P. Rustowicz (Telephone No. 716-689-5442) (Telecopy No. 716- 689-5598), at the address of the Company set forth in Section 10.02, or to such other Person or address as may be hereafter designated by the Company in a written notice to the Administrative Agent. The agreements in this Section 10.05 shall survive the termination of this Agreement and the repayment of the Loans and all other amounts payable hereunder. 10.06. Successors and Assigns; Participations and Assignments. (a) The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby (including any affiliate of any Issuing Lender that issues any Letter of Credit), except that (i) the Borrowers may not assign or otherwise transfer any of their respective rights or obligations hereunder without the prior written consent of each Lender (and any attempted assignment or transfer by the Borrowers without such consent shall be null and void) and (ii) no Lender may assign or otherwise transfer its rights or obligations hereunder except in accordance with this Section. (b) (i) Subject to the conditions set forth in paragraph (b)(ii) below, any Lender may assign to one or more assignees (each, an “Assignee”), other than a natural person, any Borrower or any Subsidiary or Affiliate of any Borrower or any Defaulting Lender, all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitments and the Loans at the

97 time owing to it) provided that in respect of the Dutch Borrower or any Dutch Designated Borrower the Assignee is a Non-Public Lender and with the prior written consent of: (A) The Company (such consent not to be unreasonably withheld), provided that no consent of the Company shall be required for an assignment to a Lender, an affiliate of a Lender, an Approved Fund (as defined below) or, if an Event of Default under Section 8.01(a) or (f) has occurred and is continuing, any other Person; and provided, further, that the Company shall be deemed to have consented to any such assignment unless the Company shall object thereto by written notice to the Administrative Agent within five Business Days after having received notice thereof; and (B) the Administrative Agent, provided that no consent of the Administrative Agent shall be required for an assignment of all or any portion of a Term Loan to a Lender, an affiliate of a Lender or an Approved Fund. (ii) Assignments shall be subject to the following additional conditions: (A) except in the case of an assignment to a Lender, an affiliate of a Lender or an Approved Fund or an assignment of the entire remaining amount of the assigning Lender’s Commitments or Loans under any Facility, the amount of the Commitments or Loans of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Assumption with respect to such assignment is delivered to the Administrative Agent) shall not be less than $5,000,000 (or, in the case of the Incremental Term Facility, $1,000,000) unless each of the Company and the Administrative Agent otherwise consent, provided that (1) no such consent of the Company shall be required if an Event of Default has occurred and is continuing and (2) such amounts shall be aggregated in respect of each Lender and its affiliates or Approved Funds, if any; (B) (1) the parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Assumption, together with a processing and recordation fee of $3,500 and (2) the assigning Lender shall have paid in full any amounts owing by it to the Administrative Agent; and (C) the Assignee, if it shall not be a Lender, shall deliver to the Administrative Agent an Administrative Questionnaire in which the Assignee designates one or more credit contacts to whom all syndicate-level information (which may contain material non-public information about the Company and its Affiliates and their Related Parties or their respective securities) will be made available and who may receive such information in accordance with the assignee’s compliance procedures and applicable laws, including Federal and state securities laws. For the purposes of this Section 10.06, “Approved Fund” means any Person (other than a natural person) that is engaged in making, purchasing, holding or investing in bank loans and similar extensions of credit in the ordinary course of its business and that is administered or managed by (a) a Lender, (b) an affiliate of a Lender or (c) an entity or an affiliate of an entity that administers or manages a Lender. (iii) Subject to acceptance and recording thereof pursuant to paragraph (b)(iv) below, from and after the effective date specified in each Assignment and Assumption the Assignee thereunder shall be a party hereto and, to the extent of the interest assigned by such Assignment

98 and Assumption, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Assumption, be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption covering all of the assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of Sections 2.18, 2.19, 2.20 and 10.05). Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this Section 10.06 shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with paragraph (c) of this Section. (iv) The Administrative Agent, acting for this purpose as an agent of the Company, shall maintain at one of its offices a copy of each Assignment and Assumption delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitments of, and principal amount (and stated interest) of the Loans and L/C-B/A Obligations owing to, each Lender pursuant to the terms hereof from time to time (the “Register”). The entries in the Register shall be conclusive, and the Company, the Administrative Agent, the Issuing Lenders and the Lenders shall treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. (v) Upon its receipt of a duly completed Assignment and Assumption executed by an assigning Lender and an Assignee, the Assignee’s completed Administrative Questionnaire (unless the Assignee shall already be a Lender hereunder), the processing and recordation fee referred to in paragraph (b) of this Section and any written consent to such assignment required by paragraph (b) of this Section, the Administrative Agent shall accept such Assignment and Assumption and record the information contained therein in the Register. No assignment shall be effective for purposes of this Agreement unless it has been recorded in the Register as provided in this paragraph. (c) Any Lender may, without the consent of the Company or the Administrative Agent, sell participations to one or more banks or other entities (a “Participant”) in all or a portion of such Lender’s rights and obligations under this Agreement (including all or a portion of its Commitments and the Loans owing to it); provided that (i) such Lender’s obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, and (iii) the Company, the Administrative Agent, the Issuing Lenders and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement. Any agreement pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement; provided that such agreement may provide that such Lender will not, without the consent of the Participant, agree to any amendment, modification or waiver that (i) requires the consent of each Lender directly affected thereby pursuant to the proviso to the second sentence of Section 10.01 and (ii) directly affects such Participant. Each Lender that sells a participation agrees, at the Company’s request and expense, to use reasonable efforts to cooperate with the Company to effectuate the provisions of Section 2.22 with respect to any Participant. The Company agrees that each Participant shall be entitled to the benefits of Sections 2.18, 2.19 and 2.20 (subject to the requirements and limitations therein, including the requirements under Section 2.19(f) (it being understood that the documentation required under Section 2.19(f) shall be delivered to the participating Lender)) to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to paragraph (b) of this Section; provided that such Participant (i) agrees to be subject to the provisions of Sections 2.18 and 2.19 as if it were an assignee under paragraph (b) of this Section and (ii) shall not be entitled to

99 receive any greater payment under Sections 2.18 or 2.19, with respect to any participation, than its participating Lender would have been entitled to receive, except to the extent such entitlement to receive a greater payment results from an adoption of or any change in any Law or in the interpretation or application thereof or compliance by any Lender with any request or directive (whether or not having the force of law) from any central bank or other Governmental Authority made subsequent to the date hereof that occurs after the Participant acquired the applicable participation. To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 10.07(b) as though it were a Lender, provided such Participant shall be subject to Section 10.07(a) as though it were a Lender. Each Lender that sells a participation shall, acting solely for this purpose as an agent of the Company, maintain a register on which it enters the name and address of each Participant and the principal amounts (and stated interest) of each Participant’s interest in the Loans or other obligations under the Loan Documents (the “Participant Register”); provided that no Lender shall have any obligation to disclose all or any portion of the Participant Register to any Person (including the identity of any Participant or any information relating to a Participant’s interest in any Commitments, Loans, Letters of Credit or its other obligations under any Loan Document) except to the extent that such disclosure is necessary to establish that such Commitment, Loan, Letter of Credit or other obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations. The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary. For the avoidance of doubt, the Administrative Agent (in its capacity as Administrative Agent) shall have no responsibility for maintaining a Participant Register. (d) Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank, and this Section shall not apply to any such pledge or assignment of a security interest; provided that no such pledge or assignment of a security interest shall release a Lender from any of its obligations hereunder or substitute any such pledgee or Assignee for such Lender as a party hereto. Each of the Company and any applicable Borrower, upon receipt of written notice from the relevant Lender, agrees to issue Notes to any Lender requiring Notes to facilitate transactions of the type described in this paragraph (d). 10.07. Adjustments; Set-off. (a) Except to the extent that this Agreement or a court order expressly provides for payments to be allocated to a particular Lender or to the Lenders under a particular Facility, if any Lender (a “Benefitted Lender”) shall receive any payment of all or part of the Obligations owing to it (other than in connection with an assignment made pursuant to Section 10.06), or receive any collateral in respect thereof (whether voluntarily or involuntarily, by set-off, pursuant to events or proceedings of the nature referred to in Section 8.01(f), or otherwise), in a greater proportion than any such payment to or collateral received by any other Lender, if any, in respect of the Obligations owing to such other Lender, such Benefitted Lender shall purchase for cash from the other Lenders a participating interest in such portion of the Obligations owing to each such other Lender, or shall provide such other Lenders with the benefits of any such collateral, as shall be necessary to cause such Benefitted Lender to share the excess payment or benefits of such collateral ratably with each of the Lenders; provided, however, that if all or any portion of such excess payment or benefits is thereafter recovered from such Benefitted Lender, such purchase shall be rescinded, and the purchase price and benefits returned, to the extent of such recovery, but without interest. (b) In addition to any rights and remedies of the Lenders provided by law, each Lender shall have the right, without notice to the Borrowers, any such notice being expressly waived by the Borrowers to the extent permitted by applicable law, upon any Obligations becoming due and payable by the Borrowers (whether at the stated maturity, by acceleration or otherwise), to apply to the payment

100 of such Obligations, by setoff or otherwise, any and all deposits (general or special, time or demand, provisional or final), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by such Lender, any affiliate thereof or any of their respective branches or agencies to or for the credit or the account of the Borrower; provided that if any Defaulting Lender shall exercise any such right of setoff, (i) all amounts so set-off shall be paid over immediately to the Administrative Agent for further application in accordance with the provisions of this Agreement and, pending such payment, shall be segregated by such Defaulting Lender from its other funds and deemed held in trust for the benefit of the Administrative Agent, the Issuing Lenders, the Swingline Lender and the Lenders and (ii) the Defaulting Lender shall provide promptly to the Administrative Agent a statement describing in reasonable detail the obligations owing to such Defaulting Lender as to which it exercised such right of set-off. Each Lender agrees promptly to notify the Borrowers and the Administrative Agent after any such application made by such Lender, provided that the failure to give such notice shall not affect the validity of such application. 10.08. Counterparts. This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Agreement by email or facsimile transmission shall be effective as delivery of a manually executed counterpart hereof. A set of the copies of this Agreement signed by all the parties shall be lodged with the Company and the Administrative Agent. 10.09. Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. 10.10. Integration. This Agreement and the other Loan Documents represent the entire agreement of the Borrowers, the Administrative Agent and the Lenders with respect to the subject matter hereof and thereof, and there are no promises, undertakings, representations or warranties by the Administrative Agent or any Lender relative to the subject matter hereof not expressly set forth or referred to herein or in the other Loan Documents. 10.11. GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. 10.12. Submission to Jurisdiction; Waivers. Each of the Borrowers hereby irrevocably and unconditionally: (a) submits for itself and its property in any legal action or proceeding relating to this Agreement and the other Loan Documents to which it is a party, or for recognition and enforcement of any judgment in respect thereof, to the exclusive jurisdiction of the courts of the State of New York, the courts of the United States for the Southern District of New York, and appellate courts from any thereof; provided, that nothing contained herein or in any other Loan Document will prevent any Lender or the Administrative Agent from bringing any action to enforce any award or judgment or exercise any right under the Security Documents or against any Collateral or any other property of any Loan Party in any other forum in which jurisdiction can be established;

101 (b) consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same (c) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to the Company, as the case may be at its address set forth in Section 10.02 or at such other address of which the Administrative Agent shall have been notified pursuant thereto; (d) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law; and (e) waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section any indirect, special, exemplary, punitive or consequential damages. 10.13. Acknowledgments. Each of the Borrowers hereby acknowledges and agrees that (a) no fiduciary, advisory or agency relationship between the Loan Parties and the Credit Parties is intended to be or has been created in respect of any of the transactions contemplated by this Agreement or the other Loan Documents, irrespective of whether the Credit Parties have advised or are advising the Loan Parties on other matters, and the relationship between the Credit Parties, on the one hand, and the Loan Parties, on the other hand, in connection herewith and therewith is solely that of creditor and debtor, (b) the Credit Parties, on the one hand, and the Loan Parties, on the other hand, have an arm’s length business relationship that does not directly or indirectly give rise to, nor do the Loan Parties rely on, any fiduciary duty to the Loan Parties or their affiliates on the part of the Credit Parties, (c) the Loan Parties are capable of evaluating and understanding, and the Loan Parties understand and accept, the terms, risks and conditions of the transactions contemplated by this Agreement and the other Loan Documents, (d) the Loan Parties have been advised that the Credit Parties are engaged in a broad range of transactions that may involve interests that differ from the Loan Parties’ interests and that the Credit Parties have no obligation to disclose such interests and transactions to the Loan Parties, (e) the Loan Parties have consulted their own legal, accounting, regulatory and tax advisors to the extent the Loan Parties have deemed appropriate in the negotiation, execution and delivery of this Agreement and the other Loan Documents, (f) each Credit Party has been, is, and will be acting solely as a principal and, except as otherwise expressly agreed in writing by it and the relevant parties, has not been, is not, and will not be acting as an advisor, agent or fiduciary for the Loan Parties, any of their affiliates or any other Person, (g) none of the Credit Parties has any obligation to the Loan Parties or their affiliates with respect to the transactions contemplated by this Agreement or the other Loan Documents except those obligations expressly set forth herein or therein or in any other express writing executed and delivered by such Credit Party and the Loan Parties or any such affiliate and (h) no joint venture is created hereby or by the other Loan Documents or otherwise exists by virtue of the transactions contemplated hereby among the Credit Parties or among the Loan Parties and the Credit Parties. 10.14. Releases of Guarantees and Liens. (a) Notwithstanding anything to the contrary contained herein or in any other Loan Document, the Administrative Agent is hereby irrevocably authorized by each Lender (without requirement of notice to or consent of any Lender except as expressly required by Section 10.01) to take any action requested by the Company having the effect of releasing any Collateral or guarantee obligations (i) to the extent necessary to permit consummation of any transaction not prohibited by any

102 Loan Document or that has been consented to in accordance with Section 10.01 or (ii) under the circumstances described in paragraph (b) below. (b) At such time as the Loans, the Reimbursement Obligations and the other obligations under the Loan Documents shall have been paid in full, the Commitments have been terminated and no Letters of Credit or Bankers’ Acceptances shall be outstanding, the Collateral shall be released from the Liens created by the Security Documents, and the Security Documents and all obligations (other than those expressly stated to survive such termination) of the Administrative Agent and each Loan Party under the Security Documents shall terminate, all without delivery of any instrument or performance of any act by any Person. 10.15. Confidentiality. Each of the Administrative Agent and each Lender agrees to keep confidential all non-public information provided to it by any Loan Party, the Administrative Agent or any Lender pursuant to or in connection with this Agreement that is designated by the provider thereof as confidential; provided that nothing herein shall prevent the Administrative Agent or any Lender from disclosing any such information (a) to the Administrative Agent, any other Lender or any affiliate thereof, (b) subject to an agreement to comply with the provisions of this Section, to any actual or prospective Transferee or any direct or indirect counterparty to any Swap Agreement (or any professional advisor to such counterparty), (c) to its employees, directors, agents, attorneys, accountants and other professional advisors or those of any of its affiliates, (d) upon the request or demand of any Governmental Authority, (e) in response to any order of any court or other Governmental Authority or as may otherwise be required pursuant to any Law, (f) if requested or required to do so in connection with any litigation or similar proceeding, (g) that has been publicly disclosed, (h) to the National Association of Insurance Commissioners or any similar organization or any nationally recognized rating agency that requires access to information about a Lender’s investment portfolio in connection with ratings issued with respect to such Lender, (i) in connection with the exercise of any remedy hereunder or under any other Loan Document, (j) to market data collectors and service providers providing services in connection with the syndication or administration of the Facilities or (k) if agreed by the Company in its sole discretion, to any other Person. Each Lender acknowledges that information furnished to it pursuant to this Agreement or the other Loan Documents may include material non-public information concerning the Company and its Affiliates and their Related Parties or their respective securities, and confirms that it has developed compliance procedures regarding the use of material non-public information and that it will handle such material non-public information in accordance with those procedures and applicable law, including Federal and state securities laws. All information, including requests for waivers and amendments, furnished by the Company or the Administrative Agent pursuant to, or in the course of administering, this Agreement or the other Loan Documents will be syndicate-level information, which may contain material non-public information about the Company and its Affiliates and their Related Parties or their respective securities. Accordingly, each Lender represents to the Company and the Administrative Agent that it has identified in its Administrative Questionnaire a credit contact who may receive information that may contain material non-public information in accordance with its compliance procedures and applicable law, including Federal and state securities laws. 10.16. WAIVERS OF JURY TRIAL. THE BORROWERS, THE ADMINISTRATIVE AGENT AND THE LENDERS HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.

103 10.17. USA PATRIOT Act. Each Lender hereby notifies each Borrower that pursuant to the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (the “Patriot Act”), it is required to obtain, verify and record information that identifies each Borrower, which information includes the name and address of each Borrower and other information that will allow such Lender to identify each Borrower in accordance with the Patriot Act. 10.18. Judgment Currency. If, for the purposes of obtaining judgment in any court, it is necessary to convert a sum due hereunder or any other Loan Document in one currency into another currency, the rate of exchange used shall be that at which in accordance with normal banking procedures the Administrative Agent could purchase the first currency with such other currency on the Business Day preceding that on which final judgment is given. The obligation of each Borrower in respect of any such sum due from it to the Administrative Agent or any Lender hereunder or under the other Loan Documents shall, notwithstanding any judgment in a currency (the “Judgment Currency”) other than that in which such sum is denominated in accordance with the applicable provisions of this Agreement (the “Agreement Currency”), be discharged only to the extent that on the Business Day following receipt by the Administrative Agent or such Lender, as the case may be, of any sum adjudged to be so due in the Judgment Currency, the Administrative Agent or such Lender, as the case may be, may in accordance with normal banking procedures purchase the Agreement Currency with the Judgment Currency. If the amount of the Agreement Currency so purchased is less than the sum originally due to the Administrative Agent or any Lender from any Borrower in the Agreement Currency, such Borrower agrees, as a separate obligation and notwithstanding any such judgment, to indemnify the Administrative Agent or such Lender, as the case may be, against such loss. If the amount of the Agreement Currency so purchased is greater than the sum originally due to the Administrative Agent or any Lender in such currency, the Administrative Agent or such Lender, as the case may be, agrees to return the amount of any excess to such Borrower (or to any other Person who may be entitled thereto under applicable law). 10.19. Representation Dutch Borrower. If the Dutch Borrower, or any other Loan Party incorporated under the laws of the Netherlands, is represented by an attorney in connection with the signing and/or execution of this Agreement or any other agreement, deed or document referred to in or made pursuant to this Agreement, it is hereby expressly acknowledged and accepted by the other parties to such document that the existence and extent of the attorney’s authority and the effects of the attorney’s exercise or purported exercise of his or her authority shall be governed by the laws of the Netherlands. [Remainder of this page intentionally left blank.]

as a Lender and an Issuing Lender

HSBC Bank USA, National Association, as a Lender Name: Frank M. Eassa Title: Senior Vice President [Signature Page to Credit Agreement]

SCHEDULE 1.01 EXISTING LETTERS OF CREDIT AND EXISTING BANKERS’ ACCEPTANCES See attached.

Columbus McKinnon Letters of Credit as of 1/23/14 Letter of Credit # Beneficiary Product Type US$ Amount Expiry Date Currency 00000011174632 KATSUYAMA KIKAI, LTD Acceptances-Doc 45,686$ 1/27/2015 JPY ** 00000011179981 KATSUYAMA KIKAI, LTD Acceptances-Doc 148,063$ 3/3/2015 JPY ** 00000064569449 KATSUYAMA KIKAI, LTD Import 522,967$ 1/25/2015 JPY ** 00000064569450 KATSUYAMA KIKAI, LTD Import 665,476$ 2/25/2015 JPY ** 00000001015767 LIBERTY MUTUAL INSURANCE COMPANY Standby-Financial 350,000$ 4/1/2015 USD 00000001066989 LIBERTY MUTUAL INSURANCE COMPANY Standby-Financial 700,000$ 1/31/2015 USD 00000064045303 TENNESSEE DEPT OF COMMERCE & INSUR Standby-Financial 500,000$ 7/13/2015 USD 00000064045306 ZURICH AMERICAN INSURANCE COMPANY Standby-Financial 2,561,434$ 4/1/2015 USD 00000064045329 NATIONAL UNION FIRE INSURANCE CO OF Standby-Financial 288,000$ 4/1/2015 USD ** Please note currency fluctuations may occur on those Letters of Credit issued in currency other than USD

SCHEDULE 2.01 COMMITMENTS Lender Revolving Commitment Delayed Draw Term Commitment JPMorgan Chase Bank, N.A. $30,000,000.00 $25,000,000.00 Bank of America, N.A. $30,000,000.00 $25,000,000.00 PNC Bank, N.A. $30,000,000.00 $25,000,000.00 Citizen Bank $17,727,272.73 $14,772,727.27 M&T Bank $17,727,272.73 $14,772,727.27 Credit Suisse AG, Cayman Islands Branch $8,181,818.18 $6,818,181.82 HSBC Bank USA, National Association $8,181,818.18 $6,818,181.82 Branch Banking and Trust Company $8,181,818.18 $6,818,181.82 Total $150,000,000.00 $125,000,000.00

SCHEDULE 5.05 MATERIAL INDEBTEDNESS AND OTHER LIABILITIES AS OF SEPTEMBER 30, 2014 1) Columbus McKinnon Corporation 7 7/8% Senior Subordinated Notes due 2019, interest payable semi-annually at February 1 and August 1: $150,000,000 2) Columbus McKinnon Industrial Products GmbH line of credit from Commerzbank of EUR 1,500,000; outstanding balance of EUR 300,000 used as bank security for rent 3) Pfaff Beteiligungs GmbH (and Columbus McKinnon Engineered Products GmbH) line of credit from HypoVereinsbank of EUR 3,000,000; outstanding balance of 1,312,460 used for Letters of Credit and Bank Guarantees 4) Pfaff Beteiligungs GmbH (and Columbus McKinnon Engineered Products GmbH) line of credit from Stadtsparkasse A. of EUR 5,000,000; outstanding balance of 771,958 used for Letters of Credit and Bank Guarantees 5) Pfaff Beteiligungs GmbH (and Columbus McKinnon Engineered Products GmbH) line of credit from Raiffeisenlandesbank Oo. of EUR 3,000,000; outstanding balance of 701,221 used for Letters of Credit and Bank Guarantees 6) Pfaff Beteiligungs GmbH line of credit from Winterthur AXA Versicherung of EUR 2,250,000; outstanding balance of 458,751 used for Letters of Credit and Bank Guarantees 7) Columbus McKinnon Dutch Holdings 1 B.V. note payable to Yale Industrial Products, Inc. of EUR 1,596,766; fully outstanding 8) Columbus McKinnon do Brasil Ltda. note payable to Columbus McKinnon Dutch Holdings 3 B.V. of USD 2,123,858; fully outstanding 9) Columbus McKinnon Dutch Holdings 1 B.V. note payable to Yale Industrial Products, Inc. of EUR 4,000,000; fully outstanding 10) Columbus McKinnon Austria GmbH note payable to Columbus McKinnon Dutch Holdings 3 B.V. of EUR 4,000,000; fully outstanding 11) CMCO Material Handling (Pty.) Ltd. Limited note payable to Columbus McKinnon Corporation of ZAR 7,000,000; fully outstanding 12) Columbus McKinnon Dutch Holdings 1 B.V. note payable to Yale Industrial Products, Inc. of USD 3,000,000; fully outstanding 13) Columbus McKinnon Asia Pacific Ltd. note payable to Columbus McKinnon Dutch Holdings 3 B.V. of USD 3,000,000; fully outstanding 14) Columbus McKinnon EMEA GmbH note payable to Columbus McKinnon Dutch Holdings 3 B.V. of EUR 68,000,000; fully outstanding 15) Columbus McKinnon de Uruguay, S.A. note payable to Columbus McKinnon de Mexico, S.A. de C.V. of USD 673,000; fully outstanding 16) Columbus McKinnon de Panama, S.A. note payable to Columbus McKinnon de Mexico, S.A. de C.V. of USD 1,122,000; fully outstanding 17) Columbus McKinnon Industrial Products GmbH note payable to Columbus McKinnon Corporation of USD 68,000,000; USD 22,255,249 outstanding 18) Columbus McKinnon Asia Pacific Pte. Ltd. note payable to Columbus McKinnon Industrial Products GmbH of EUR 6,190,000; fully outstanding 19) Columbus McKinnon Hungary Kft. note payable to Columbus McKinnon Industrial Products GmbH of EUR 700,000; fully outstanding

20) Columbus McKinnon Iberica S.L.U. note payable to Columbus McKinnon Industrial Products GmbH of EUR 1,000,000; fully outstanding 21) Columbus McKinnon ME Dubai note payable to Columbus McKinnon Industrial Products GmbH of AED 800,000; fully outstanding 22) Columbus McKinnon Turkey note payable to Columbus McKinnon Industrial Products GmbH of EUR 200,000; fully outstanding 23) Pfaff Beteiligungs GmbH note payable to Columbus McKinnon Industrial Products GmbH of EUR 8,900,000; fully outstanding 24) Columbus McKinnon Hangzhou Industrial Co. Ltd note payable to Columbus McKinnon Asia Pacific Ltd. (Hong Kong) USD 2,000,000; fully outstanding 25) Hangzhou LILA Lifting and Lashing Co. Ltd. note payable to Columbus McKinnon Asia Pacific Ltd. (Hong Kong) USD 2,000,000; fully outstanding 26) See attached Schedule 1.01 for outstanding Letters of Credit and Bank Acceptances (certain foreign LC’s and Guarantees included as outstanding against above credit lines) 27) See attached schedule of material capital leases and real property leases

Columbus McKinnon Capital Leases- Legal Capital/ Assets in Type Entity Operating Contract Lessor /Contract-Nb. Obligation Duff Norton Property Lease Yale Industrial Products Inc. Capital Real Estate - Duff Norton, NC Agreement- June 2007 1,479 Lease Plan CMCO Capital Car Leases Mult. 558 Austria Car Leases CM Austria-Hebetechnik Capital Austria Car Leases Mult. 176 S Africa Car Leases CMCO Material Handling Pty Ltd Capital S Africa Car Leases Mult. 60

SCHEDULE 5.06 LITIGATION Asbestos Litigation This aggregated litigation can generically be described as “asbestos litigation” and includes claims for various types of personal injury allegedly caused by (or contributed to) an individual claiming to have been exposed, in an occupational environment to Columbus McKinnon company cranes and hoists which incorporated vendor supplied asbestos-containing parts or materials. As of January 14, 2015, there were 1,095 such matters pending, venued in thirteen (13) states (California, Delaware, Illinois, Maryland, Michigan, Missouri, New York, Ohio, Pennsylvania, Rhode Island, Texas, Utah and West Virginia). In 97 cases, the claimed injury is mesothelioma, which is a serious and almost always fatal disease; 39 of these plaintiffs have died. A total of 240 cases involve a primary claim of lung cancer; 111 have resulted in death. Additionally, there are 147 cases identifying other cancers as the primary claim with 43 fatalities. The remaining cases involve a claim of asbestosis or other asbestos related disease. Nearly all of these cases are recent filings and are in the “discovery phase” of the litigation. The Company regularly reviews its reserves in connection with the asbestos litigation. CM Insurance Company, Inc., the Company’s captive insurance subsidiary, provides coverage in respect of the asbestos litigation. Based on actuarial information, the Company has estimated its asbestos-related aggregate liability including related legal costs to range between $7,000,000 and $12,000,000 using actuarial parameters of continued claims for a period of 18 to 30 years from September 30, 2014. The Company's estimation of its asbestos-related aggregate liability that is probable and estimable, in accordance with U.S. generally accepted accounting principles approximates $8,514,000, which has been reflected as a liability in the consolidated financial statements as of September 30, 2014. Other Product Liability Litigation The Company is also involved in other unresolved legal actions that arise in the normal course of business. The most prevalent of these unresolved actions involve disputes related to product design, manufacture and performance. As of January 14, 2015, there were 9 such matters pending, venued in five (5) states (California, Illinois, Kentucky, Missouri and Pennsylvania), Canada and Puerto Rico. The Company’s estimation of its product-related aggregate liability that is probable and estimable, in accordance with U.S. generally accepted accounting principles approximates $5,668,000, which has been reflected as a liability in the consolidated financial statements as of September 30, 2014.

Commercial Claims Columbus McKinnon Corporation v. WIL AG (venued in Vienna, Austria) This is an action filed by the Company against Austrian distributor WIL AG. The Company is seeking recovery of an outstanding amount of $189,444 USD for a tire shredder unit manufactured and delivered to WIL AG. WIL AG withheld payment alleging delays by the Company in delivery and installation at the end-users facility in Poland. However, the alleged delays were self-induced and are not attributable to the Company. Crane Equipment & Service, Inc. v. B.E.T. Construction, Inc. State of New York Supreme Court, Erie County Index Number: 801287/2014 The Company is seeking recovery in the amount of $67,183.50 for goods sold to B.E.T. in 2011. Columbus McKinnon Industrial GmbH ("CMIP") and Çelikbilek Makine Sanayi ve Ticaret A.Ş. ("Celikbilek") had a business relationship in Turkey for approximately 25 years where Celikbilek distributed products manufactured by CMIP. CMIP terminated this relationship in February, 2012. Celikbilek took the position that the relationship was an exclusive distributor relationship and on termination was entitled to compensation in the amount of 300,000 EUR. CMIP’s position is that the arrangement was entered into orally and a mere sales agreement not triggering termination payments. Celikbilek filed suit in Turkish court in 2012 against CMIP’s Turkish subsidiary. CMIP’s Turkish subsidiary subsequently filed suit in Turkey for Unfair Competition, the basis for terminating the ongoing relationship. CMIP filed suit against Celikbilek in Germany for a declaratory judgment finding the agreement a seller-purchaser arrangement rather than a distributorship agreement. The law suits are pending. CMIP has an accrual on the books for the pending litigation

SCHEDULE 5.09 ENVIRONMENTAL MATTERS None.

SCHEDULE 5.12(C) ERISA None.

SCHEDULE 5.12(D) PENSION PLANS The Borrower and/or an ERISA Affiliate maintains, contributes, has any unsatisfied obligation to contribute to, or liability with respect to the following Pension Plans: (1) Iowa Ironworkers Heavy Highway Pension Plan (2) Columbus McKinnon Corporation Monthly Retirement Benefit Plan (3) Pension Plan for Bargaining Unit Employees of Columbus McKinnon Corporation

SCHEDULE 5.13 SUBSIDIARIES; OTHER EQUITY INVESTMENTS See attached.

SCHEDULE 5.13 - SUBSIDIARIES; OTHER EQUITY INVESTMENTS Part (a) Incorporation Percent of Outstanding Company Name Jurisdiction Authorized Outstanding Shares Owned Columbus McKinnon Corporation - Columbus McKinnon de Mexico, S.A. de C.V. Mexico 651,100 651,100 100 CM Insurance Company, Inc. New York 1,000 1,000 100 Columbus McKinnon de Panama, S.A. Panama 100 100 100 Columbus McKinnon de Uruguay, S.A. Uruguay 20 14 100 Columbus McKinnon do Brasil Ltda. Brazil 426,800 426,800 100 Yale Industrial Products, Inc. Delaware 1,000 1,000 100 Unified Industries, Inc. Michigan 50,000 666 100 Societe d'Exploitation des Raccords Gautier France 10,000 10,000 100 Crane Equipment & Service, Inc. Oklahoma 1,000 100 100 Yale Industrial Products, Inc. - Egyptian American Crane Co. Egypt 17,000 17,000 40 Columbus McKinnon Limited Canada Unlimited 1,500 100 Yale Industrial Products Ltd. (Dormant) England 1,000 1,000 100 Columbus McKinnon Dutch holdings 1 B.V. Netherlands 180 180 100 Columbus McKinnon Dutch holdings 2 B.V. Netherlands 180 180 100 Columbus McKinnon Dutch holdings 3 B.V. Netherlands 180 180 100 Columbus McKinnon Dutch holdings 3 B.V. - Columbus McKinnon EMEA GmbH Germany 25,000 25,000 100 Columbus McKinnon Asia Pacific PTE Ltd Singapore 1 1 100 Columbus McKinnon Asia Pacific Pte. Ltd. Columbus McKinnon Industrial Products Co., Ltd. China (PRC) * * 100 Hangzhou LILA Lifting and Lashing Co,. Ltd. China (PRC) * * 100 Yale Industrial Products Asia Co., Ltd. Thailand 35,000 35,000 100 Columbus McKinnon Asia Pacific, Ltd. Hong Kong 20,054,326 20,054,326 100 Columbus McKinnon Singapore Pte. Ltd Singapore 1 1 100 Columbus McKinnon EMEA GmbH - Columbus McKinnon Industrial Products GmbH Germany 1 1 100 Columbus McKinnon Corporation, Ltd. England 50,000 40,000 100 Columbus McKinnon France S.a.R.L. France 590 590 100 Columbus McKinnon Maghreb S.a.R.L. Morocco 1,000 1,000 Columbus McKinnon Pty. Ltd. South Africa 982,760 982,760 100 Columbus McKinnon Austria GmbH Austria 1 1 100 Hebetechnik Gesellschaft GmbH Austria 35,000 17,500 100 Columbus McKinnon Benelux, B.V. The Netherlands 100 100 100 Columbus McKinnon Iberica S.L.U. Spain 5,000 5,000 100 Columbus McKinnon Hungary KFT. Hungary 500 500 100 Columbus McKinnon Italia S.R.L. Italy 100 100 100 Pfaff Beteiligungs GmbH Germany 27 27 100 Columbus McKinnon Russia LLC Russia 1 1 100 Columbus McKinnon Kaldirma ESTV, Ltd Turkey 10,000 10,000 100 Columbus McKinnon Industrial Products ME FZE Dubai 1 1 100 Columbus McKinnon Polska Sp.z.o.o. Poland 300 300 100 Columbus McKinnon Switzerland AG Switzerland 150 150 100 Columbus McKinnon Ireland Ltd. Ireland 1,000 1,000 100 STB Stahlhammer Bommern GmbH Germany 6 6 100 Columbus McKinnon Pty. Ltd. Yale Engineering Products (Pty.) Ltd. South Africa 1,000 100 100 Yale Lifting Solutions (Pty.) Ltd. South Africa 1,000 100 100 Pfaff Hoist & Rigging (Pty.) Ltd. South Africa 1,000 120 100 Pfaff Beteiligungs GmbH Columbus McKinnon Engineered Products GmbH Germany 1 1 100 Pfaff Silberblau Utilaje de Ridicat si Transportat S.R.L. Romania Dormant Dormant 100 Verkehrstechnik Beteiligungs GmbH Germany 1 1 100 Verkehrstechnik GmbH & Co. KG Germany 1 1 100 * No shares defined, but wholly owned by parent Part (b) NONE No. of Shares

SCHEDULE 5.17 IDENTIFICATION NUMBERS FOR DESIGNATED BORROWERS THAT ARE FOREIGN SUBSIDIARES 1. Columbus McKinnon Corporation: 16-0547600 2. Columbus McKinnon Dutch Holdings 3 B.V. (Netherlands): N/A 3. Columbus McKinnon EMEA GmbH (Germany): 98-1069484

SCHEDULE 5.18 INTELLECTUAL PROPERTY MATTERS See attached.

Reg No. Trademark Name Country Date Filed Date Issued Serial No. 2,349,671 ABELL-HOWE DESIGN LOGO US 23-Nov-98 16-May-00 593,525 2,104,108 AIRSTAR US 7-Feb-96 7-Oct-97 75/055894 1,001,437 ANCHOR SLING US 12-Sep-73 14-Jan-75 73/000744 1,946,461 APOLLO US 29-Jul-94 9-Jan-96 74/555104 8190087176 APOLLO BR 17-Jan-96 28-Sep-98 8190087176 1,195,879 ASI - WORD AND ILLUSTRATION US 17-May-82 18-May-82 2,081,073 ASI - WORD AND ILLUSTRATION US 21-Jul-97 22-Jul-97 680,258 ASI & DESIGN TW 15-May-95 16-May-95 830,408 ASI & DESIGN CN 13-Apr-96 14-Apr-96 2,067,799 AUTO FLEX US 2-Jun-97 3-Jun-97 2,050,051 AUTOSHOCK US 31-Mar-97 1-Apr-97 1,351,344 AXIALVEYOR US 29-Jul-85 30-Jul-85 1,966,222 BIG ORANGE US 5-Jul-94 9-Apr-96 74/545575 478,501 BIG ORANGE MX 8-Sep-94 3-Nov-94 211412 478,508 BIG ORANGE MX 8-Sep-94 3-Nov-94 211438 634,779 BIG ORANGE AU 12-Jul-94 13-Jul-94 634779 634,780 BIG ORANGE AU 12-Jul-94 13-Jul-94 634780 924,085 BIG ORANGE US 5-Mar-71 23-Nov-71 72/385631 TMA477,392 BIG ORANGE CA 13-Sep-94 9-Jun-97 763686 1,043,969 BUDGIT US 16-Oct-75 20-Jul-76 73/066053 26,647 BUDGIT VN 6-Dec-96 25-Mar-98 31802 50623 BUDGIT VE 22-Sep-65 23-Sep-65 645,721 BUDGIT US 6-Nov-56 21-May-57 72/018857 89,967 BUDGIT MX 18-Apr-87 19-Apr-87 90,905 BUDGIT MX 8-Apr-87 9-Apr-87 920,202 BUDGIT CL 28-Jan-91 29-Jan-91 B672,651 BUDGIT GB 31-Dec-99 UCA15723 BUDGIT CA 18-May-86 19-May-86 179560 2,061,905 CADY US 26-Jan-95 13-May-97 74/626104 819008214 CADY BR 17-Jan-96 28-Jul-98 819008214 1,803,048 CLEVLOK US 24-Aug-92 9-Nov-93 74/306670 87/7300 CLEVLOK ZA 20-Sep-87 21-Sep-87 1,954,488 CM US 5-Oct-94 6-Feb-96 74/582468 2,011,421 CM GB 16-Feb-95 17-Feb-95 202,936B CM IN 8-Jun-61 5-Jul-03 22,895 CM PE 9-Nov-95 25-Jan-96 284167 230,986 CM TW 14-Apr-83 16-Dec-83 (72)14296 2503/1968 0 CM DK 23-Apr-68 20-Sep-68 1556/1968 272021 CM EUR 9-May-96 10-May-96 272021 3,214,471 CM JP 1-Jun-93 31-Oct-96 5-53566 4,004,578 CM JP 1-Jun-93 30-May-97 5-53565 47,738 CM AT 16-Apr-62 17-Apr-62 AM239/62 496,124 CM ES 16-Jul-66 13-Feb-68 496,645 CM ES 16-Jul-68 17-Jul-68 496,647 CM ES 20-Oct-68 21-Oct-68 549,425 CM MX 5-Jul-95 28-May-97 236720 650,952 CM MX 4-Jul-95 5-Jul-95 236719 705,616 CM CL 31-Dec-99 13-Oct-04 644958 708641 CM IN 5-Jul-96 13-Jun-03 708641 775,371 CM DE 12-Jan-62 13-Jan-62 818840218 CM BR 16-Oct-95 21-Jul-99 818840218 988,140 CM IT 19-Feb-62 20-Feb-62 B256,743 CM NZ 7-Dec-95 8-Dec-95 B613/93 CM ZW 15-Jul-93 16-Jul-93 613/93 B614/93 CM ZW 15-Jul-93 16-Jul-93 614/93 319,117 CM CH 19-Mar-61 20-Mar-61 657,207 CM & DESIGN MX 4-Jul-95 5-Jul-95 236711 B165,570 CM (CHAIN) AU 9-Mar-61 10-Mar-61 B165,571 CM (HOIST) AU 9-Mar-61 10-Mar-61 2,421,337 CM (LOGO) GB 8-May-06 12-Jan-07 818840226 CM (LOGO) BR 16-Oct-95 21-Jul-98 818840226 821559 CM (MOMOGRAM) GB 31-Dec-99 144,793 CM (MONOGRAM IN RECTANGLE) MX 2-Jun-68 3-Jun-68 20320 16082 CM (SCRIPT FORM) VN 9-Aug-94 10-Aug-94 N-2855/94 240,507 CM (SCRIPT FORM) NZ 30-Aug-94 31-Aug-94 240507 636,849 CM (SCRIPT) AU 4-Aug-94 5-Aug-94 680,061 CM (SCRIPT) AU 6-Dec-95 7-Dec-95 263,180 CM (STYLIZED LOGO) CN 15-Oct-85 20-Sep-86 37601 1,418,799 CM (STYLIZED) FR 10-Feb-77 11-Feb-77 90,143 CM (STYLIZED) PE 29-Nov-89 26-Mar-91 162138 B272,488 CM LATCHLOK AU 25-Sep-73 13-Feb-76 263,375 CM LOGO CA 10-Oct-80 16-Oct-81 459716 3,366,324 CM LOGO JP 1-Jun-93 12-Dec-97 5-53564 62/2672/1 CM LOGO ZA 31-Dec-99 62/2672/2 CM LOGO ZA 31-Dec-99 480,957 CM LOGO FOR HOISTS TW 22-Dec-88 1-May-90 (77)58960 Owner - COLUMBUS McKINNON CORPORATION

357,549 CM LOGO WITH MAPLE LEAF CA 20-Apr-88 23-Jun-89 605276 819205400 CM MAX BR 17-May-96 22-Dec-98 819205400 819008192 CM PULLER BR 17-Jan-96 28-Jul-98 819008192 914,870 CM PULLER GB 22-Sep-67 UCA/35474 1 CM PULLER CA 26-Feb-49 27-Feb-49 675,918 CM RIGGER AU 23-Oct-95 6-May-97 996,577 CM RIGGER (STYLIZED) GB 7-Aug-07 8-Aug-07 821707027 COLORLINKS & DESIGN BR 30-Jun-99 16-Mar-04 657.76 COLUMBUS MCKINNON CL 31-Dec-99 20-Dec-04 712,274 COLUMBUS MCKINNON CL 20-Dec-04 21-Dec-04 2,080,570 CONCO US 20-Apr-95 22-Jul-97 74/663697 1988/07190 CRADLE GRAB ZA 18-Aug-88 19-Aug-88 S.A. 11847 CRADLE GRAB BW 26-Feb-92 27-Feb-92 1968/01868 CYCLONE ZA 1-May-68 6-May-08 239,577 CYCLONE NZ 3-Aug-94 4-Aug-94 239577 314,786 CYCLONE CH 19-Mar-61 20-Mar-61 65,207 CYCLONE US 8-Jun-07 10-Sep-07 71/027977 819008184 CYCLONE BR 17-Jan-96 28-Jul-98 819008184 A467,431 CYCLONE AU 22-Mar-02 UCA035397 CYCLONE CA 26-Dec-49 27-Dec-49 205489 1,229,259 DD US 21-Oct-81 8-Mar-83 73/333565 1,016,692 DESIGN ONLY (TRIANGLE) US 17-Jun-74 29-Jul-75 73/024353 985,302 DI & DESIGN US 8-May-72 4-Jun-74 72/423777 23,315(97) DREADNAUGHT CA 25-Feb-18 26-Feb-18 TMDA23315 DREADNAUGHT CA 31-Dec-99 1,829,208 E-Z PRO US 28-Jul-93 5-Apr-94 74/417889 2,129,385 FLEXI-FIT US 7-Feb-96 13-Jan-98 75/056028 6996140 HAMMERLOK BR 24-Jul-79 25-Jul-79 106,748 HAMMERLOK CA 9-Jun-56 24-May-57 236189 140,900 HAMMERLOK MX 12-Dec-67 13-Dec-67 15956 HAMMERLOK VN 2-Aug-94 24-Mar-95 N-2683/94 171,612 HAMMERLOK AU 14-Jan-62 15-Jan-62 1962/00066 HAMMERLOK ZA 31-Dec-99 263,166 HAMMERLOK CN 15-Oct-85 20-Sep-86 37600 302/1989SA HAMMERLOK SZ 2-Aug-89 3-Aug-89 314,783 HAMMERLOK CH 19-Mar-61 20-Mar-61 509,984 HAMMERLOK ES 7-Mar-68 8-Mar-68 622,544 HAMMERLOK JP 6-Aug-63 7-Aug-63 805 629,381 HAMMERLOK US 5-Oct-55 26-Jun-56 71/695889 700,100 HAMMERLOK TW 13-Oct-94 16-Dec-95 83063621 769,600 HAMMERLOK DE 12-Jan-62 13-Jan-62 860082(SWA HAMMERLOK NA 6-Feb-86 7-Feb-86 974,211 HAMMERLOK GB 31-Dec-99 991551 HAMMERLOK IT 30-Jan-62 31-Jan-62 S.A. 10822 HAMMERLOK BW 17-Sep-89 18-Sep-89 T00/13396Z HAMMERLOK SG 1-Aug-00 7-Jan-03 VR196500368 HAMMERLOK DK 17-Jan-62 6-Feb-65 178/62 239,573 HAMMERLOK NZ 3-Aug-94 4-Aug-94 239573 08 3 555 233 HAMMERLOK IN CLASS 6 FR 12-Feb-08 28-Feb-08 1334720 HERC-ALLOY TW 1-Nov-08 140,485 HERC-ALLOY MX 12-Dec-67 13-Dec-67 16529 15954 HERC-ALLOY VN 2-Aug-94 24-Mar-95 N-2681/94 171,613 HERC-ALLOY AU 15-Jan-62 26-Jun-63 1962/00065 HERC-ALLOY ZA 31-Dec-99 239,574 HERC-ALLOY NZ 3-Aug-94 4-Aug-94 239574 3,491,190 HERC-ALLOY US 9-May-07 26-Aug-08 77-176,646 314,784 HERC-ALLOY CH 19-Mar-61 20-Mar-61 502,480 HERC-ALLOY ES 25-Apr-66 11-Oct-67 632,854 HERC-ALLOY JP 17-Jan-62 23-Dec-63 804 772,789 HERC-ALLOY DE 12-Jan-62 13-Jan-62 860081(SWA HERC-ALLOY NA 6-Feb-86 7-Feb-86 991,550 HERC-ALLOY IT 30-Jan-62 31-Jan-62 991550 HERC-ALLOY IT 30-Jan-62 31-Jan-62 UCA039499 HERC-ALLOY CA 26-Dec-49 27-Dec-49 205487 1,604,241 HERC-ALLOY FR 31-Jan-78 1-Feb-78 301/1989SA HERC-ALLOY SZ 2-Aug-89 3-Aug-89 3797/1964 1 HERC-ALLOY DK 18-Feb-64 19-Feb-64 7,214,545 HERC-ALLOY BR 24-Aug-80 25-Aug-80 S.A. 10821 HERC-ALLOY BW 17-Sep-89 18-Sep-89 1,308,541 HERC-ALLOY (PLAIN BLOCK TYPE) GB 27-Apr-87 28-Apr-87 1,032,784 HERC-ALLOY 800 US 31-Mar-75 10-Feb-76 73/048094 759,642 HERC-ALLOY 800 TW 8-Dec-95 1-May-97 84061988 1,463,291 HEXAGON DESIGN US 20-Apr-87 3-Nov-87 73656275 112,101 HI-CAP CA 31-Dec-99 994,980 HOISTALOY US 30-Jan-74 8-Oct-74 73/012164 914,871 INSWELL GB 21-Sep-67 22-Sep-67 1,712,672 LATCHLOK FR 18-Dec-91 19-Dec-91 1,830,144 LATCHLOK US 2-Jul-93 12-Apr-94 74/408135 187,439 LATCHLOK CA 23-Feb-72 22-Dec-72 350000 991,518 LATCHLOK IT 22-Dec-11 23-Dec-11

3,374,695 LIBERATOR US 27-Jan-08 29-Jan-08 375,711 LIFTTECH LTI CA 22-Aug-88 16-Nov-90 625925 364,284 LIFTTECH LTI MX 20-Feb-04 549 LIFTTECH LTI CL 29-Sep-99 30-Sep-99 448728 1,664,123 LIFTTECH LTI (DEVICE) FR 20-Feb-89 21-Feb-89 384711 LISTER & DESIGN CA 1-Apr-91 1-May-91 863,851 LOAD LIFTER US 1-Jun-67 21-Jan-69 72/272778 779,400 LOAD LIMITER US 1-Apr-63 3-Nov-64 72/165803 997,914 LOAD SENTRY US 11-Mar-74 12-Nov-74 73/015517 2,069,265 LOADMAX GB 20-Oct-95 19-Apr-96 2,112,766 LOADMAX US 20-Oct-95 11-Nov-97 75/008771 39619508 LOADMAX DE 18-Apr-96 19-Apr-96 4,096,110 LOADMAX JP 19-Apr-96 19-Dec-97 8-43469 405,341 LOADMAX KR 18-Apr-96 18-Jun-98 15687/1996 TMA512289 LOADMAX CA 17-Apr-96 26-May-99 810,159 796 LOADMAX CL 26-Oct-07 3,822,427 LODELOK US 20-Jul-10 21-Jul-10 77-457,378 3,822,428 LODE-LOK US 20-Jul-10 21-Jul-10 77-457,405 15955 LODESTAR VN 2-Aug-94 24-Mar-95 N-2682/94 319,118 LODESTAR CH 19-Mar-61 20-Mar-61 502,481 LODESTAR ES 11-Mar-68 12-Mar-68 620,753 LODESTAR US 5-May-55 7-Feb-56 71/686887 625,343 LODESTAR CN 28-Jan-92 10-Jan-93 92004060 818840200 LODESTAR BR 16-Oct-95 14-Sep-99 818840200 914,869 LODESTAR GB 21-Sep-67 22-Sep-67 a467,429 LODESTAR AU 22-Jun-87 29-Jan-91 115,126 LODESTAR CA 18-Feb-59 28-Aug-59 239,575 LODESTAR NZ 3-Aug-94 4-Aug-94 239575 1968/01867 LODESTAR - CLASS 7 ZA 1-May-68 6-May-08 819110094 LODESTAR XL BR 31-Jan-96 15-Sep-98 819110094 314,785 METEOR CH 19-Mar-61 20-Mar-61 4,002,863 METEOR US 26-Jul-11 27-Jul-11 77700093 8354491 METEOR EUR 21-May-09 UCA/35399 1 METEOR CA 26-Feb-49 27-Feb-49 2,661,752 MISCELLANEOUS DESIGN US 22-Aug-01 17-Dec-02 76/197417 2,609,090 MISCELLANEOUS DESIGN (ORANGE) US 22-Jan-01 20-Aug-02 3,573,392 PAT-LOK US 19-Jul-07 10-Feb-09 7/233,331 3,456,101 PIGGYBACK US 4-May-07 1-Jul-08 1,939,045 POLARIS US 29-Jul-94 28-Nov-95 74/555162 819,008,168 POLARIS BR 17-Jan-96 11-Aug-98 819008168 1,711,206 POWERSTAR US 15-Nov-91 1-Sep-92 74/221861 819008133 POWERSTAR BR 17-Jan-96 11-Aug-98 819008133 1,212,172 PROBOT US 15-Sep-81 12-Oct-82 73328109 239,576 PULLER NZ 3-Aug-94 4-Aug-94 496,816 PULLER ES 31-Jan-68 1-Feb-68 B1968/01869 PULLER ZA 1-May-68 6-May-08 B467,430 PULLER AU 21-Jun-87 22-Jun-87 3,580,933 PULSE & DESIGN US 29-Jun-06 24-Feb-09 76/662,462 98 766 472 RACCORDS GAUTIER FR 28-Dec-98 4-Jun-99 1,809,912 RAILSTAR US 10-Aug-92 7-Dec-93 74/302954 819008222 RAILSTAR BR 17-Jan-96 11-Aug-98 819008222 2,111,470 REACTION ARM US 10-Apr-95 4-Nov-97 74/647832 1,212,955 RED-D-PULLER US 19-Jun-81 19-Oct-82 73/315498 987,315 REDLINE US 20-Aug-71 2-Jul-74 72/400711 1,821,012 RIGGER US 28-May-93 15-Feb-94 74/396042 819008206 RIGGER BR 17-Jan-96 25-Aug-98 819008206 195,995 RIGGER CA 14-Aug-72 7-Dec-73 356091 TMA195,995 RIGGER CA 14-Aug-72 7-Dec-73 356091 209,137 SATELLITE CA 9-Aug-74 29-Aug-75 377.817 819110078 SERIES 632 BR 31-Jan-96 15-Sep-98 819110078 120,504 SHAW-BOX CA 9-Oct-57 23-Dec-60 242670 27,487 SHAW-BOX VN 5-Dec-96 6-Dec-96 NH2296/96 50622 SHAW-BOX VE 22-Sep-65 23-Sep-65 793,956 SHAW-BOX US 29-Apr-64 10-Aug-65 72/192304 793,983 SHAW-BOX US 29-Apr-64 10-Aug-65 72/192305 89,245 SHAW-BOX MX 31-Dec-99 9-Apr-02 89,390 SHAW-BOX MX 31-Dec-99 9-Apr-02 928,393 SHAW-BOX CL 6-Aug-90 7-Aug-90 151346 2,171,788 SHOPSTAR US 16-Sep-96 7-Jul-98 75/166340 815241 SILENTSTAR EUR 30-Apr-98 1-May-98 815241 206,856 TACKLER CA 9-Aug-74 2-May-75 377816 231,940 THERMOLINK CA 1-Jan-79 1-Feb-79 136,996 TIPIT CA 20-Aug-79 21-Aug-79 1,376,914 TUGIT US 18-Jan-85 7-Jan-86 73/518214 27,488 TUGIT VN 5-Dec-96 6-Dec-96 31804 346,941 TUGIT CA 31-Dec-99 412,025 TUGIT US 25-Aug-44 13-Feb-45 71/473608 B672,652 TUGIT GB 31-Dec-99 1,711,205 VALUSTAR US 15-Nov-91 1-Sep-92 74/221860 819008141 VALUSTAR BR 17-Jan-96 25-Aug-98 819008141

1,077,743 COFFING US 30-Jan-76 22-Nov-77 73/075801 1,218,905 COFFING US 10-Aug-81 7-Dec-82 73/323403 1,514,275 COFFING FR 13-Feb-89 14-Feb-89 601,760 COFFING CL 25-Feb-91 17-May-91 95076216 870,534 COFFING DE 7-Oct-78 8-Oct-78 958,216 COFFING CN 6-Mar-97 7-Mar-97 958216 TMA317,314 COFFING CA 27-Jun-85 15-Aug-86 544803 2,080,570 CONCO US 20-Apr-95 22-Jul-97 74/663697 167,986 DN & DESIGN CA 5-Mar-85 6-Mar-85 32,397 DUFF CA 31-Dec-99 320,927 DUFF LYNX & DESIGN CA 20-Nov-86 21-Nov-86 544804 1,415,513 DUFF-NORTON AR 16-Sep-93 17-Sep-93 1753068 1,419,783 DUFF-NORTON FR 22-Jul-87 23-Jul-87 868719 177,233 DUFF-NORTON CA 29-Jul-86 30-Jul-86 328938 227,314 DUFF-NORTON MX 13-May-94 14-May-94 454,336 DUFF-NORTON JP 4-Aug-94 28-Oct-94 725131/94 56,915 DUFF-NORTON MX 24-Nov-92 25-Nov-92 610,023 DUFF-NORTON DE 12-Mar-90 13-Mar-90 677,858 DUFF-NORTON GB 14-Mar-84 15-Mar-84 818054751 DUFF-NORTON BR 9-Dec-96 10-Dec-96 818054751 847,147 DUFF-NORTON DE 11-Dec-88 12-Dec-88 87,696 DUFF-NORTON BE 23-Dec-71 24-Dec-71 90/1636 DUFF-NORTON NA 5-Dec-90 6-Dec-90 90/6260 DUFF-NORTON ZA 26-Jul-90 27-Jul-90 UCA25048 DUFF-NORTON CA 21-Aug-46 22-Aug-46 192134 413.778 DUFF-NORTON & DESIGN UY 3-Nov-90 4-Nov-90 541,411 DUFF-NORTON & DESIGN CL 23-Nov-78 24-Nov-78 958,243 DUFF-NORTON & DEVICE CN 6-Mar-97 7-Mar-97 958,243 858,808 JACTUATOR GB 9-Jan-85 10-Jan-85 895,453 LITTLE MULE US 31-Dec-68 28-Jul-70 72/315807 958,238 LITTLE MULE & LOGO CN 6-Mar-97 7-Mar-97 958,238 760,599 RAM-PAC US 2-Oct-62 26-Nov-63 72/154338 1,189,683 ROTARY UNION ES 10-Apr-87 21-Mar-88 105,542 ROTARY UNION FI 5-Nov-89 6-Nov-89 1579/87 138,595 ROTARY UNION NO 6-Apr-87 21-Sep-89 871362 152,823 ROTARY UNION CA 31-Aug-80 1-Sep-80 432,964 ROTARY UNION BE 31-Mar-87 1-Apr-87 58329 744,605 ROTARY UNION IT 15-Apr-86 27-Mar-87 33849-C/86 VA 04.595 0 ROTARY UNION DK 9-Apr-87 13-Jul-90 VA 02.313 877,850 SPRECKELS & DESIGN US 22-Nov-67 30-Sep-69 70/285381 2,160,951 STEERMAN GB 14-Mar-98 4-Dec-98 1,054,224 SUPEROID & DESIGN US 29-Sep-75 14-Dec-76 73/064335 1,162,481 TRAVELIFT US 30-Aug-79 28-Jul-81 73/229663 673,990A YALE GB 29-Oct-48 30-Oct-48 554 YALE IL 2-Oct-02 28-Nov-02 315169 YALE PY 12-Mar-88 13-Mar-88 315170 YALE PY 13-Mar-88 14-Mar-88 99/127 YALE SV 17-May-90 18-May-90 1,096,953 YALE IT 29-Aug-84 30-Aug-84 1,548,641 YALE FR 25-Jul-88 16-Feb-90 944108 1,655,182 YALE FR 10-Apr-91 11-Apr-91 279579 10,377 YALE AT 27-Feb-93 28-Feb-93 100,537 YALE BE 31-Dec-99 1090/1984 0 YALE BG 5-May-95 6-May-95 11,739 YALE GR 9-Jul-88 10-Jul-88 117,466 YALE HU 16-Sep-94 17-Feb-95 28567/94 12,846 YALE BG 20-Nov-90 21-Nov-90 1285 YALE JM 14-May-89 15-May-89 137,873 YALE PT 19-Sep-96 20-Sep-96 165,272 YALE ID 18-Jul-92 19-Jul-92 2002236 YALE EUR 15-Dec-00 4-Mar-02 171,870 YALE SE 27-Nov-79 24-Apr-90 79/6228 2,012,131 YALE AR 30-Aug-94 31-Aug-94 2,012,140 YALE AR 16-Jun-86 31-Aug-94 20,762 YALE SY 20-Dec-90 21-Dec-90 Owner - YALE INDUSTRIAL PRODUCTS, INC.

233A YALE GY 20-May-89 21-May-89 239,422 YALE IN 12-Dec-94 13-Dec-94 2543 YALE JO 27-Nov-88 28-Nov-88 2569 YALE TW 20-Jan-96 21-Jan-96 26,164 YALE ES 5-Sep-85 6-Sep-85 26,476 YALE KE 11-Sep-79 12-Sep-79 27/1923 YALE HK 31-Dec-99 28064 Z-105/81 YALE YU 31-Dec-99 29,491 YALE MA 21-Aug-79 22-Aug-79 29812 YALE AU 16-Dec-20 3,212 YALE NO 11-Feb-95 12-Feb-95 316,756 YALE JP 21-Feb-89 22-Feb-89 222179/88 316,756-1 YALE JP 21-Feb-89 22-Feb-89 222179/88 318,189 YALE CH 26-Aug-81 27-Aug-81 32,481 YALE DO 9-Jul-81 10-Jul-81 336,616 YALE CA 17-Dec-86 29-Jan-88 574815 353,566 YALE UY 21-Jun-94 22-Jun-94 40,360 YALE LK 31-Jul-89 1-Aug-89 43,914 YALE MX 24-Oct-41 25-Oct-91 43,915 YALE MX 23-Oct-41 24-Oct-91 4594/1980 1 YALE DK 18-Feb-90 19-Feb-90 46,100 YALE CR 30-May-88 31-May-88 46,310 YALE LB 21-Sep-84 22-Sep-84 478 YALE PA 24-Nov-89 25-Nov-89 48,317 YALE IL 17-Jul-86 18-Jul-86 53,291 YALE PH 17-Oct-88 19-Sep-92 65989 60061 YALE PE 15-Dec-96 16-Dec-96 286711 6062 YALE CG 27-Oct-58 2-Sep-87 62 of 1919 YALE TT 25-May-79 26-May-79 624 YALE PK 27-Sep-43 28-Sep-43 634,731 YALE DE 29-Nov-96 30-Nov-96 65,024 YALE NZ 11-Nov-94 12-Nov-94 719 YALE SG 20-Oct-92 21-Oct-92 728,544 YALE US 27-Jun-60 13-Mar-62 72/099818 73,639 YALE JP 22-Feb-89 28-Jul-95 726043/95 79/2730 YALE ZA 24-May-79 25-May-79 82642 YALE LB 25-Feb-00 26-Feb-00 83396-A YALE BO 17-Jul-80 83397-A YALE BO 17-Jul-80 84,369 YALE FI 16-Dec-80 21-Feb-83 840,431 YALE DE 12-Oct-96 13-Oct-96 857,874 YALE CL 17-Jan-89 18-Jan-89 90,841 YALE AG 28-Dec-91 29-Dec-91 918951A YALE GB 27-Dec-67 28-Dec-67 958,189 YALE CN 6-Mar-97 7-Mar-97 9786 YALE NZ 18-Jul-95 19-Jul-95 981,154 YALE CL 11-Nov-11 12-Nov-11 982,672 YALE GB 3-Nov-92 4-Nov-92 F-023822 YALE VE 26-Nov-94 27-Nov-94 IDM000052032 YALE ID 31-Dec-99 21-Apr-05 IDM000052033 YALE ID 31-Dec-99 21-Apr-05 IV/6681/2009 YALE MM 6-May-80 7-May-80 M/000719A YALE MY 21-Oct-92 23-Oct-92 S/2/0365 YALE MY 16-Jul-92 17-Jul-92 TMDA29346 YALE CA 25-Sep-21 26-Sep-21 814916 41617 YALE TH 8-Jun-95 9-Jun-95 2,604,088 YALE US 12-Feb-01 6-Aug-02 76208553 452,223 YALE UY 21-Jun-94 22-Jun-94 1598 YALE (IN ARABIC EQUIVALENT) EG 24-May-90 25-May-90 878,314 YALE INDUSTRIAL PRODUCTS, INC. US 23-Oct-67 7-Oct-69 71/283083

1,774,858 UI US 22-Sep-80 27-Oct-81 73278586 ,156,124 NIFIED 4-Apr-79 2-Jun- 12891 Owner - UNIFIED INDUSTRIES, INC.

Columbus McKinnon Corporation - Patent List Pat. No. App. No. Title Filing Date Issue Date Exp. Date Country 14/350,175 Actuator Control Circuit 04-Apr-2014 US 2,851,431 Actuator Control Circuit 08-Oct-2012 Canada 12838420.3 Actuator Control Circuit 08-Oct-2012 Europe MXa2014- 004239 Actuator Control Circuit 08-Oct-2012 Mexico PCT/US12/59 218 Actuator Control Circuit 08-Oct-2012 PCT 13/385,017 Apparatus and Method for Producing Crumb Rubber 27-Jan-2012 U.S. 13/385,017 Cooling Apparatus Used in Recycling Scrap Tires 31-Oct-2011 U.S. 7,284,743 Hoist Limiting System 03-Nov-2006 23-Oct-2007 03-Nov- 2026 U.S. 5,564,766 J-Hook for Towing Automobiles 09-Jan-1995 15-Oct-1996 09-Jan- 2015 U.S. 2,150,761 J-Hook for Towing Automobiles 31-May-1995 30-Mar-1999 31-May- 2015 Canada 5,997,063 J-Hook with Shank Portion Having Oval- Shaped Transverse Cross-Section 04-Mar-1998 07-Dec-1999 04-Mar- 2018 U.S. 5,575,456 Lever Operated Hoist 12-Jun-1995 19-Nov-1996 12-Jun- 2015 U.S. 19545128.7 Lever Operated Hoist 04-Dec-1995 26-Aug-1999 04-Dec- 2015 Germany 2,165,258 Lever Operated Hoist 14-Dec-1995 05-Jan-1999 14-Dec- 2015 Canada 193,348 Lever Operated Hoist 15-Dec-1995 14-Sep-1999 15-Dec- 2015 Mexico 157,028 Lever Operated Hoist 24-Apr-1996 18-Feb-1999 24-Apr- 2016 Korea 2,668,203 Lever Operated Hoist 10-Jun-1996 27-Oct-1997 10-Jun- 2016 Japan ZL96108819. 2 Lever Operated Hoist 12-Jun-1996 18-Sep-1999 12-Jun- 2016 China D665,433 Linear Actuator 09-Oct-2011 14-Aug-2012 14-Aug- 2026 U.S. 342284 Linear Actuator 02-Apr-2012 02-May-2012 02-May- 2022 Australia 145167 Linear Actuator 04-Apr-2012 09-Apr-2012 Canada ZL201230098 664.8 Linear Actuator 09-Apr-2012 21-Nov-2012 09-Apr- 2022 China

Pat. No. App. No. Title Filing Date Issue Date Exp. Date Country EM00201911 7-000 Linear Actuator 02-Apr-2012 02-Apr-2012 02-Apr- 2037 Europe 1446765 Linear Actuator 06-Apr-2012 22-Jun-2012 22-Jun- 2032 Japan 7,389,634 Link Chain 22-Mar-2007 24-Jun-2008 22-Mar- 2027 U.S. D663,913 Material Handling Pendant (2 Button) 11-Jul-2011 17-Jul-2012 17-Jul- 2026 U.S. 143869 Material Handling Pendant (2 button) 05-Jan-2012 13-Aug-2012 13-Aug- 2022 Canada ZL201230005 774.5 Material Handling Pendant (2 button) 11-Jan-2012 02-Jan-2013 11-Jan- 2022 China EM 001973165- 0001 Material Handling Pendant (2 button) 10-Jan-2012 10-Jan-2012 10-Jan- 2037 Europe 1,448,490 Material Handling Pendant (2 button) “Remote Control for Hoists” 10-Jan-2012 13-Jul-2012 13-Jul- 2032 Japan D678648 Material Handling Pendant (6 button) 11-May-2012 19-Mar-2013 19-Mar- 2027 U.S. 148367 Material Handling Pendant (6 button) 07-Nov-2012 Canada ZL201230541 441.4 Material Handling Pendant (6 button) 11-Jan-2012 China EM00213188 8-001 Material Handling Pendant (6 button) 07-Nov-2012 07-Nov-2012 07-Nov- 2037 Europe 1,479,760 Material Handling Pendant (6 button) “Remote Control for Hoists” 09-Nov-2012 Japan PCT/US13/25 862 Material Lifting System and Method 13-Feb-2013 PCT 102105629 Material Lifting System and Method 18-Feb-2013 Taiwan 14/377,544 Material Lifting System and Method U.S. 11201401992 4.8 Material Lifting System and Method 13-Feb-2013 Brazil Material Lifting System and Method 13-Feb-2013 Canada Material Lifting System and Method 13-Feb-2013 China

Pat. No. App. No. Title Filing Date Issue Date Exp. Date Country 13749217.9 Material Lifting System and Method 13-Feb-2013 Europe MXa2014009 541 Material Lifting System and Method 13-Feb-2013 Mexico 5,791,579 Overload Prevention Clutch Assembly 03-Sep-1996 11-Aug-1998 03-Sep- 2016 U.S. ZL97197584. 1 Overload Prevention Clutch Assembly 21-Jul-1997 18-Dec-2002 21-Jul- 2017 China 3,982,590 Overload Prevention Clutch Assembly 21-Jul-1997 13-Jul-2007 21-Jul- 2017 Japan 316 870 Overload Prevention Clutch Assembly 02-Mar-1999 28-Nov-2001 21-Jul- 2017 Korea 1,023,105 Overload Prevention Clutch Assembly 13-Apr-2000 22-Aug-2003 13-Apr- 2020 Hong Kong 7,213,778 Tire Size Reduction/Wire Separation System 07-Dec-2004 08-May-2007 10-Aug- 2025 U.S. 2005314650 Tire Size Reduction/Wire Separation System 15-June-2006 Australia 2005800- 42050.5 Tire Size Reduction/Wire Separation System China 057 60 314.4 Tire Size Reduction/Wire Separation System European Community 2,382,677 Tire Size Reduction/Wire Separation System Russia PI10517136. 9 Tire Size Reduction/Wire Separation System Brazil 4,776,628 Tire Size Reduction/Wire Separation System 13-Jun-2005 21-Sep-2011 13-Jun- 2025 Japan 7,823,942 Towing Accessory 28-Feb-2008 02-Nov-2010 15-May- 2029 U.S. D712,243 Wire Rope Bundling Clip 07-Sep-2011 02-Sep-2014 02-Sep- 2028 U.S. 144759 Wire Rope Bundling Clip 02-Mar-2012 28-Sept-2012 28-Sept- 2012 Canada ZL201230047 654.1 Wire Rope Bundling Clip 06-Mar-2012 05-Sept-2012 06-Mar- 2012 China EM00198491 5-0001 Wire Rope Bundling Clip 02-Feb-2012 02-Feb-2012 02-Feb- 2037 Europe 1446763 Wire Rope Bundling Clip 02-Mar-2012 22-June-2012 22-June- 2032 Japan

COPYRIGHTS Columbus McKinnon Corp Full Title Copyright Number Date Coffing lever hoists & 35 other titles. V3415D334 1998 Coffing lever hoists & 35 other titles. V3415D335 1998 Coffing lever hoists & 35 other titles. V3415D336 1998 Coffing lever hoists & 35 other titles. (Part 004 of 004) V3415D337 1998 Coffing lever hoists & 36 other titles. V3559D438 2007 Coffing lever hoists & 38 other titles. V3498D428 2003 No titles given. V3399P158 1997 No titles given. V3318P185 1996

Yale Industrial Products, Inc. Full Title Copyright Number Date American hydraulic scissor lift service manual & 5 other titles. V2401P016 1988 Coffing lever hoists & 35 other titles. V3415D334 1998 Coffing lever hoists & 35 other titles. V3415D335 1998 Coffing lever hoists & 35 other titles. V3415D336 1998 Coffing lever hoists & 35 other titles. V3401D069 1997 Coffing lever hoists & 35 other titles. (Part 004 of 004) V3415D337 1998 Coffing lever hoists & 36 other titles. V3559D438 2007 Coffing lever hoists & 38 other titles. V3498D428 2003 Coffing lever hoists & 40 other titles. V3373P110 1997 Coffing lever hoists & 41 other titles. V3494D700 2003 Complete line of coffing hoists / A942995 (1967) V3491D987 2002 No titles given. V3401D068 1997 Yale Industrial Products, Inc. - Pre-1978 Title App. No./ Reg. No. Coffing lever hoists A245833 Coffing electric wire rope hoist A245830 Coffing hoists--the complete line A245829 Coffing hand chain hoists A245828 Coffing hoists--the complete line catalog A245827 Coffing electric chain hoists A245826 Coffing hoist trolleys--the complete line A245825 Take it easy how to pick the right coffing hoist A532667 A complete line of coffing lever hoists A122229 A complete line of coffing lever hoists A891158

Title App. No./ Reg. No. Coffing coil chain electric hoists A27575 Coffing load binders, hoist binders, hoist alls, midget pullers A835386 A complete line of coffing hoist trolleys A860451 A complete line of coffing hoist trolleys A942994 A complete line of coffing porta-hoists A881876 A complete line of coffing power hoists A891157 Duff-Norton couplings VA0000121 150 Coffing lever hoists VA0000121 151 Coffing hand chain hoists VA0000121 152 Rotary Union rotating joints VA0000121 153 The Duff-Norton High pressure hydraulics handbook VA0000133 081 Engineering data book for use with Duff-Norton jactuator A245834 Duff-Norton mini-pac mechanical actuators A245832 Duff-Norton jack manual A792290 Duff-Norton jack manual A245824 Duff-Norton the world’s most complete line of lifting jacks A245823 Duff-Norton jactuator A245822 Duff-Norton complete line of mechanical jactuators A788803 Duff-Norton complete line of mechanical jactuators A881877 Flexible couplings for use with Duff-Norton jactuators A860450 Catalog and price list no. 607 A889818 Duff-Norton jactuators A930019 Duff-Norton jactuator A942996 American hydraulic scissor lift service manual A89512 Stand 12’ tall on the new 6-foot roll a-fold work platform A74507 New American stainless steel air film tables A74508 American stocka pallet trucks operations, maintenance A167388

Title App. No./ Reg. No. and spare parts list American gravity conveyors A91475 American patch cutters and routers A74509 A complete line of coffing hoists A942995 Duff-Norton mechanical jactuators A778337

SCHEDULE 5.19 FILING JURISDICTIONS 1. Filing of a UCC Financing Statement on Form UCC-1 with the Secretary of State of the State of New York; Debtor: Columbus McKinnon Corporation 2. Filing of a UCC Financing Statement on Form UCC-1 with the Secretary of State of the State of Oklahoma; Debtor: Crane Equipment & Service, Inc. 3. Filing of a UCC Financing Statement on Form UCC-1 with the Secretary of State of the State of Delaware; Debtor: Yale Industrial Products, Inc. 4. Filing of a UCC Financing Statement on Form UCC-1 with the Secretary of State of the State of Michigan; Debtor: Unified Industries Inc.

SCHEDULE 5.20 FEE AND LEASEHOLD REAL PROPERTY ASSETS See attached.

Columbus McKinnon 5 20 Leased Properties Location/ Division Occupancy/ Utilization Street City ST Zip Country Footnotes Unified Industrial Products Manufacturing 1033 Sutton Street Howell MI 48843 USA Landlord: MK Principals Limited Partnership Term: 3/1/14-2/28/19 Rent: Months 1-12 14,952.00 Months 13-24 15,412.00 Months 25-36 15,872 Months 37-48 16,332.00 Months 49-60 16,821.00 Monthly Duff Norton Manufacturing 9415 Pioneer Ave Charlotte NC 28273 USA Landlord: Patriot Pioneer Park, LLC Term: Sold and leased back 6/07 for 10 years. Rent: YR1 436,500.00 YR2 445,230.00 YR3 454,134.60 YR4 463,217.29 YR5 472,481.64 YR6 481,931.27 YR7 491,569.90 YR8 501,401.30 YR9 511,429.33 YR10 521,657.92 With Empty Fields Salem Ohio Hoist Operations Manufacturing 240 Pennsylvania Ave Salem OH 44460 USA Landlord: Sequoia Properties LLC Term: 2/2010 thru 2/28/2015 Rent: $13,285.73 Monthly (renewable) Note: A small portion of the attic is allocated to the landlord for record storage WECO Offices 520-16th Street Rock Island IL 61201 USA Landlord: RAYMOND LOHSE., JR Term: 7/1/2014-6/30/2017 Rent: YR1 14,556.15 YR2 15,283.96 YR3 16,048.16 Note: We have exercised our option to renew the lease for 1 additional 3 year term which commenced July 1,2014. Corporate Office Offices 140 John James Pkwy Amherst NY 14228 USA Landlord: Iskalo Office Holding II LLC Term: Feb 2006 -2015 YR1 182,216.00 YR2 184,038.16 YR3 185,878.54 YR4 187,737.33 YR5 189,614.70 YR6 191,510.85 YR7 193,425.96 YR8 195,360.22 YR9 197,313.82 YR10 199,286.96 CM Servers Offices 350 Main St Suite 100 Buffalo NY 14202 USA Centrilogic Inc custom cage 2527.00 plus circuits equals 7402.00 Term: 8/1/2012-8/31/15 CM LTD Edmonton Offices 10311-174 St Edmonton, Alberta CN T5S1H1 Canada Landlord: NAI Commercial Real Estate Inc. Term:12/1/14-N/A Rent: 2,362.50 CAD CM Chain, Lexington Warehouse 12342 Bell Ranch Drive Santa Fe Springs CA 90670 USA Landlord: Prologis L.P., a Delaware limited partnership Terms: 10/1/12 thru 11/30/17 Rent: monthly base Rent 10/1/12 - 9/30/13 14,034.00 monthly base Rent 10/1/13 - 9/30/14 14,455.00 monthly base Rent 10/1/14 - 9/30/15 14,888.00 monthly base Rent 10/1/15 - 9/30/16 15,335.00 monthly base Rent 10/1/16 - 9/30/17 15,795.00 monthly base Rent 10/1/17 -11/30/17 16,269.00 CM Atlanta Warehouse 8220 Troon Circle, Suite 100 Austell GA 30168 USA Landlord: CRP-2 Mid- Sourth Industrial , LLC Security Deposit $18,107.13 Per Lease Monthly term: July 1, 2013 -12mo 7,862.90 13mo-24mo $12,355.98 25mo -36mo $12,715.43 37mo - 48 mo $13,119.80 49mo - 60mo $13,524.18 61mo -67mo (July 2019) $13,928.56 CM Warehouse Warehouse 10321 Werth Drive, Unit 100 Woodridge IL 60517 USA Landlord: Gooding Rubber Inc. Term: 3/1/14-2/28/15 Rent: 5,717.34 Monthly Coffing Hoist Warehouse 216 Wortham St Wadesboro NC 28170 USA Landlord: Wallace Properties Term: Month to Month Rent: 1,200 Monthly Salem Ohio Hoist Operations Warehouse 1146 Salem Parkway West Salem OH 44459 USA Landlord: H&M Development Term: 9/1/13-8/31/16 Rent: 3,180.00 Monthly Damascus VA Operation - CM Hoist Warehouse 4667 Hwy 91 N Mountain City TN 37683 USA Landlord: Mcguire & Cunningham Term: Month to Month Rent: 2,500.00 Monthly CM Chain, Lexington Warehouse 9700 Ste A Wallisville Rd Houston TX 77013 USA Landlord: Warehouse Associates Term: 2/1/12-3/31/15 Rent: 15,712.50 CM Chain, Lexington Warehouse 845 Greens Parkway Houston TX 77067 USA Landlord: DCT Greens Crossing LP Term: 3/1/15-5/31/20 Rent: 9,805.15 Monthly CM LTD Cobourg Warehouse 701 Brook Road N. Cobourg, Ontario CN K9A4W5 Canada Landlord: Lakes Terminal and Warehousing Ltd. Term: 2/1/15-2/31/16 Rent: 25,066.66 CAD

SCHEDULE 5.22 BANK ACCOUNTS See attached.

Columbus McKinnon SCHEDULE 5.22 Bank Accounts as of 1/23/2015 Type BANK NAME ON ACCOUNT ACCOUNT TYPE ACCOUNT # Investment Bank of America Columbus McKinnon Corporation Money Market Investment Fund 5S1-01D73 JP Morgan Columbus McKinnon Corporation Money Market Investment Fund 5016502 M&T Columbus McKinnon Corporation Money Market Investment Fund 15004221769720 PNC Columbus McKinnon Corporation Money Market Investment Fund 435000889 PNC Columbus McKinnon Corporation Money Market Investment Fund 6004720088 Domestic Sub Checking A/C Bank of America Columbus McKinnon Corporation Operating Checking 3756428153 Bank of America Columbus McKinnon Corporation Controlled Disb. ZBA linked to A/C# 8153 3359000380 M & T Bank Columbus McKinnon Corporation Checking Credit Cards 3Delta & First Data End of Day - ZBA TO BOA A/C 8153 8898766804 Citizens Bank Columbus McKinnon Corporation Lockbox # 536400 End of day - ZBA to BOA a/C 8153. 610171-013-4 JP Morgan Chase Columbus McKinnon Corporation Checking ZBA needed for FX Wire System 816426795 JP Morgan Chase Columbus McKinnon Corporation CIGNA Health 475739663 Bank of America Columbus McKinnon Corporation Checking - PAYPAL Stand Alone 4427662221 Bank of America CMC Thrit 401(K) Checking - Stand Alone 3756420041 Bank of America CMC Hourly 401(K) Checking - Stand Alone 3756420038 Comerica Bank Unified Industrial Products Checking 1852-657392 International Bank of America Columbus McKinnon Corporation EURO Checking 20398013 Bank of America Columbus McKinnon Corporation JPY Checking 568712438018 Bank of America Columbus McKinnon Corporation GBP Checking 600820398021 CM Insurance Bank of America CM Insurance Company, Inc. Trust Account 36-16-100-8532010 Bank of America CM Insurance Company, Inc. Money Market Reserves Institutional Deposit account inplace of SBLC 5S1-01J66 ESOP Account Bank of America Columbus McKinnon Corporation Trust Account 36-16-100-8531874 Bank of America Columbus McKinnon Corporation Checking 3756420481

SCHEDULE 7.01 EXISTING LIENS Debtor: Columbus McKinnon Corporation Secured Party Jurisdiction File Number Collateral NMHG Financial Services, Inc. New York, SOS 200603285296387 Equipment NMHG Financial Services, Inc. New York, SOS 201101315110151 Equipment NMHG Financial Services, Inc. New York, SOS 200606265628144 Equipment NMHG Financial Services, Inc. New York, SOS 201105115500762 Equipment Makino, Inc. New York, SOS 201108248285607 Equipment Makino, Inc. New York, SOS 2201203278105201 Equipment Makino, Inc. New York, SOS 201303188113819 Equipment Ellison Technologies New York, SOS 201308060446013 Equipment Makino Inc. New York, SOS 201403318117552 Equipment JPMorgan Chase Bank, N.A. New York, SOS 201404305437569 Accounts receivable relating to Caterpillar, Inc. Mazak Corporation New York, SOS 201411146208388 Equipment Debtor: Crane Equipment & Services, Inc. Secured Party Jurisdiction File Number Collateral JPMorgan Chase Bank, N.A. Oklahoma, Oklahoma County Central Filing 20140430020430190 Accounts receivable relating to Caterpillar, Inc. Debtor: Unified Industries Inc. Secured Party Jurisdiction File Number Collateral Deutsche Bank AG, acting by and through its New York Branch Michigan, Department of State 20121727616 Accounts, goods and proceeds relating to Supplier Financing Agreement dated December12, 2012

Debtor: Yale Industrial Products, Inc. Secured Party Jurisdiction File Number Collateral Wells Fargo Financial Leasing, Inc. Delaware, SOS 20140759050 Equipment JPMorgan Chase Bank, N.A. Delaware, SOS 20141828805 Certain accounts receivable relating to Caterpillar, Inc.

SCHEDULE 7.03 EXISTING INDEBTEDNESS AT DATE OF CLOSING 1) Columbus McKinnon Corporation 7 7/8% Senior Subordinated Notes due 2019, interest payable semi-annually at February 1 and August 1: $150,000,000 2) Columbus McKinnon Industrial Products GmbH line of credit from Commerzbank of EUR 1,500,000; outstanding balance of EUR 300,000 used as bank security for rent 3) Pfaff Beteiligungs GmbH (and Columbus McKinnon Engineered Products GmbH) line of credit from HypoVereinsbank of EUR 3,000,000; outstanding balance of 1,393,855 used for Letters of Credit and Bank Guarantees 4) Pfaff Beteiligungs GmbH (and Columbus McKinnon Engineered Products GmbH) line of credit from Stadtsparkasse A. of EUR 5,000,000; outstanding balance of 619,169 used for Letters of Credit and Bank Guarantees 5) Pfaff Beteiligungs GmbH (and Columbus McKinnon Engineered Products GmbH) line of credit from Raiffeisenlandesbank Oo. of EUR 588,996; outstanding balance of 588,996 used for Letters of Credit and Bank Guarantees 6) Pfaff Beteiligungs GmbH line of credit from Winterthur AXA Versicherung of EUR 2,250,000; outstanding balance of 507,205 used for Letters of Credit and Bank Guarantees 7) Columbus McKinnon Dutch Holdings 1 B.V. note payable to Yale Industrial Products, Inc. of EUR 1,596,766; fully outstanding 8) Columbus McKinnon do Brasil Ltda. note payable to Columbus McKinnon Dutch Holdings 3 B.V. of USD 2,123,858; fully outstanding 9) Columbus McKinnon Dutch Holdings 1 B.V. note payable to Yale Industrial Products, Inc. of EUR 4,000,000; fully outstanding 10) Columbus McKinnon Austria GmbH note payable to Columbus McKinnon Dutch Holdings 3 B.V. of EUR 4,000,000; fully outstanding 11) CMCO Material Handling (Pty.) Ltd. Limited note payable to Columbus McKinnon Corporation of ZAR 7,000,000; fully outstanding 12) Columbus McKinnon Dutch Holdings 1 B.V. note payable to Yale Industrial Products, Inc. of USD 3,000,000; fully outstanding 13) Columbus McKinnon Asia Pacific Ltd. note payable to Columbus McKinnon Dutch Holdings 3 B.V. of USD 3,000,000; fully outstanding 14) Columbus McKinnon EMEA GmbH note payable to Columbus McKinnon Dutch Holdings 3 B.V. of EUR 68,000,000; fully outstanding 15) Columbus McKinnon de Uruguay, S.A. note payable to Columbus McKinnon de Mexico, S.A. de C.V. of USD 673,000; fully outstanding 16) Columbus McKinnon de Panama, S.A. note payable to Columbus McKinnon de Mexico, S.A. de C.V. of USD 1,122,000; fully outstanding 17) Columbus McKinnon Industrial Products GmbH note payable to Columbus McKinnon Corporation of USD 68,000,000; 22,255,249 outstanding 18) Columbus McKinnon Asia Pacific Pte. Ltd. note payable to Columbus McKinnon Industrial Products GmbH of EUR 6,190,000; fully outstanding 19) Columbus McKinnon Hungary Kft. note payable to Columbus McKinnon Industrial Products GmbH of EUR 700,000; fully outstanding

20) Columbus McKinnon Iberica S.L.U. note payable to Columbus McKinnon Industrial Products GmbH of EUR 1,000,000; fully outstanding 21) Columbus McKinnon ME Dubai note payable to Columbus McKinnon Industrial Products GmbH of AED 800,000; fully outstanding 22) Columbus McKinnon Turkey note payable to Columbus McKinnon Industrial Products GmbH of EUR 200,000; fully outstanding 23) Pfaff Beteiligungs GmbH note payable to Columbus McKinnon Industrial Products GmbH of EUR 8,900,000; fully outstanding 24) Columbus McKinnon Hangzhou Industrial Co. Ltd note payable to Columbus McKinnon Asia Pacific Ltd. (Hong Kong) USD 2,000,000; fully outstanding 25) Hangzhou LILA Lifting and Lashing Co. Ltd. note payable to Columbus McKinnon Asia Pacific Ltd. (Hong Kong) USD 2,000,000; fully outstanding 26) Stahlhammer Bommern GmbH instruments in principal balances totaling EUR 10,559,200; outstanding EUR 4,440,679 (see attached schedule) 27) See attached Schedule 1.01 for outstanding Letters of Credit and Bank Acceptances (certain foreign LC’s and Guarantees included as outstanding against above credit lines) 28) See attached schedule of material capital leases and real property leases

Europe- Borrwing Details Bank / Kreditversicherung Aussteller Avalart EUR Laufzeit vorauss. Ablauf Stadtsparkasse International Paper Do Brasi Ltda, Brazil CMEP Anzahlungsbürgschaft 4,080 befristet 3/31/2015 Valllourec & Sumitomo, Jeceaba/Brazil CMEP Anzahlungsbürgschaft 12,286 befristet 2/28/2015 CMEP GmbH 16,366 AXA Versicherung Konvent St. Augustin, Würzburg Hebezeuge Gewährleistungsbürgschaft 682 unbefristet 3/31/2013 Josef Meier GmbH & Co.KG, Rotthalmünster CMEP Gewährleistungsbürgschaft 729 unbefristet 6/1/2017 Forum City Mühlheim, L-Sennigerberg CMEP Gewährleistungsbürgschaft 4,233 unbefristet 5/2/2014 Stadt Augsburg - Hochbauamt CMEP Gewährleistungsbürgschaft 5,673 unbefristet 4/19/2016 Hochtief Hamburg GmbH CMEP Vertragserfüllungsbürgschaft 5,775 unbefristet 4/30/2013 Markt Scheidegg CMEP Gewährleistungsbürgschaft 952 befristet 8/1/2015 Fachmarktzentrum Proviantbach GbR CMEP Gewährleistungsbürgschaft 1,062 befristet 2/2/2018 Vertex Antennentechnik GmbH CMEP Vorauszahlungsbürgschaft 188,734 befristet 3/31/2015 Vertex Antennentechnik GmbH CMEP Vorauszahlungsbürgschaft 190,103 befristet 3/31/2015 Staatliches Bauamt Augsburg CMEP Vorauszahlungsbürgschaft 12,500 unbefristet 12/31/2014 CMEP GmbH 410,441 HypoVereinsbank Shanghai Zhenhua Heavy Industries CMEP Gewährleistungsbürgschaft 7,022 befristet 5/27/2016 Shanghai Zhenhua Heavy Industries CMEP Gewährleistungsbürgschaft 8,618 befristet 5/27/2016 Shanghai Zhenhua Heavy Industries CMEP Gewährleistungsbürgschaft 32,826 befristet 6/28/2016 Shanghai Zhenhua Heavy Industries CMEP Gewährleistungsbürgschaft 8,475 befristet 9/5/2016 Shanghai Zhenhua Heavy Industries CMEP Gewährleistungsbürgschaft 8,400 befristet 12/2/2016 Stadt Ulm CMEP Vertragserfüllungsbürgschaft 210,335 unbefristet 9/13/2013 Shanghai Zhenhua Heavy Industries CMEP Gewährleistungsbürgschaft 9,475 befristet 9/25/2017 Shanghai Zhenhua Heavy Industries CMEP Gewährleistungsbürgschaft 8,523 befristet 9/25/2017 CMEP GmbH 293,674 Raiffeisenlandesbank Oberösterreich - RLBOÖ Stadtsparkasse Far East Machinery, Taiwan VKT Gewährleistungsbürgschaft 98,500 befristet 7/15/2015 Marubeni Corp., Tokyo VKT Gewährleistungsbürgschaft 152,500 befristet 4/30/2016 Vinci UK Limited VKT Retention Bond 79,033 befristet 5/12/2016 CAF, Beasain/Spain VKT Gewährleistungsbürgschaft 9,750 unbefristet 1/31/2017 Verkehrstechnik GmbH & CO KG 602,803 HypoVereinsbank Hamburger Hochbahn VKT Vertragserfüllung 99,365 unbefristet 12/31/2014 CAF Mexico S.A., Mexico VKT Gewährleistungsbürgschaft 5,065 unbefristet 6/30/2014 CAF Mexico S.A., Mexico VKT Gewährleistungsbürgschaft 6,790 unbefristet 6/30/2014 Ansaldo STS S.p.A., Genova VKT Vertragserfüllung 227,055 unbefristet 9/30/2017 Ansaldo STS S.p.A., Genova VKT Vertragserfüllung 184,567 unbefristet 3/31/2015 Ansaldo STS S.p.A., Genova VKT Vertragserfüllung 25,380 unbefristet 9/30/2017 Ansaldo STS S.p.A., Napoli VKT Vertragserfüllung 162,388 unbefristet 12/31/2018 CAF, Beasain/Spain VKT Vertragserfüllung 12,200 unbefristet 9/30/2015 CAF, Beasain/Spain VKT Gewährleistungsbürgschaft 16,028 unbefristet 2/28/2015 CAF, Beasain/Spain VKT Gewährleistungsbürgschaft 3,066 unbefristet 2/28/2015 Eidgenöss. Steuerverwaltung Bern VKT Zahlungsgarantie 60,567 unbefristet CAF, Beasain/Spain VKT Gewährleistungsbürgschaft 12,970 unbefristet 3/31/2016 CAF, Beasain/Spain VKT Gewährleistungsbürgschaft 13,010 unbefristet 3/31/2016 Shenzhen Metro Co. Ltd., China VKT Gewährleistungsbürgschaft 54,256 befristet 12/31/2015 CAF, Beasain/Spain VKT Anzahlungsbürgschaft 31,575 unbefristet 10/31/2016 CAF, Beasain/Spain VKT Vertragserfüllungsbürgschaft 31,575 unbefristet 10/31/2016 Schweizerische Bundesbahnen SBB VKT Anzahlungsbürgschaft 100,766 befristet 6/13/2015 Bombardier Transportation GmbH VKT Anzahlungsbürgschaft 33,558 befristet 2/27/2015 SM Besix EJD S.A., Brüssel VKT Vertragserfüllungsbürgschaft 20,000 unbefristet 6/30/2016 1,100,181 Zürich Versicherung 0 AXA Versicherung Linz Linien GmbH, Linz VKT Haftrücklassgarantie 52,512 befristet 30.04.2015 Hamburger Hochbahn AG VKT Gewährleistungsbürgschaft 13,004 unbefristet 4/30/2015 Hamburger Hochbahn AG VKT Gewährleistungsbürgschaft 15,768 unbefristet 4/30/2015 ODIG GmbH, Eberswalde VKT Gewährleistungsbürgschaft 15,480 unbefristet 10/18/2014 96,763 Raiffeisenlandesbank Oberösterreich - RLBOÖ SNCB sa Central Support, Bruxelles VKT Liefergarantie 35,320 unbefristet 11/16/2013 SNCB sa Central Support, Bruxelles VKT Liefergarantie 6,090 unbefristet 9/10/2013 Wiener Linien VKT Haftrücklassgarantie 4,164 unbefristet 10/18/2015 Wiener Linien VKT Haftrücklassgarantie 37,296 unbefristet 10/18/2015 SNCB SA Central Support, Bruxelles VKT Leistungsgarantie 5,510 unbefristet 11/30/2014 Kawasaki Heavy Industries Ltd. VKT Anzahlungsgarantie 284,760 befristet 9/30/2015 SBB, Bern VKT Gewährleistungsgarantie 41,602 befristet 4/30/2016 SNCF, Paris VKT Gewährleistungsgarantie 49,249 befristet 4/2/2015 SNCF, Paris VKT Gewährleistungsgarantie 6,962 befristet 6/15/2015 Jernhusen, Stockholm VKT Gewährleistungsgarantie 13,890 befristet 8/31/2015 Keolis Deutschland GmbH, Berlin VKT Gewährleistungsgarantie 5,950 befristet 12/31/2015 DB Regio AG, Stuttgart VKT Gewährleistungsgarantie 24,568 unbefristet 9/30/2015 ÖBB Technisches Services GmbH VKT Haftrücklassgarantie 3,925 befristet 6/7/2017 ÖBB Technisches Services GmbH VKT Haftrücklassgarantie 4,255 befristet 7/16/2017 Schweizerische Bundesbahnen SBB VKT Gewährleistungsgarantie 56,576 befristet 11/30/2017 S-Bahn Hamburg GmbH VKT Gewährleistungsgarantie 8,879 unbefristet 6/4/2016 588,996 3,109,224

Columbus McKinnon Capital Leases- Legal Capital/ Assets in Type Entity Operating Contract Lessor /Contract-Nb. Obligation Duff Norton Property Lease Yale Industrial Products Inc. Capital Real Estate - Duff Norton, NC Agreement- June 2007 1,479 Lease Plan CMCO Capital Car Leases Mult. 658 Austria Car Leases CM Austria-Hebetechnik Capital Austria Car Leases Mult. 164 S Africa Car Leases CMCO Material Handling Pty Ltd Capital S Africa Car Leases Mult. 60

STB Instruments Bank Loan Type Principal Balance Oustanding Coba Loan 220,000€ 97,778€ Coba Loan 3,000,000€ 999,996€ Coba Loan 830,000€ 446,923€ Coba Loan 390,000€ 156,000€ Volksbank Loan 750,000€ 729,160€ National Loan 2,100,000€ 963,942€ National Loan 250,000€ 93,750€ Coba Money Market 500,000€ 500,000€ Coba Revolver 1,500,000€ 430,836€ Coba CAP Fee 19,200€ 19,200€ Other Revolver 1,000,000€ 3,094€ 10,559,200€ 4,440,679€

SCHEDULE 7.05 PERMITTED EXCLUSIVE LICENSES OF IP RIGHTS Pursuant to a License and Technical Assistance Agreement, effective April 1, 1987, by and between the Company and C.M. Industries (Pty) Limited ("McKinnon Chain"), and subsequently modified by a letter agreement dated July 16, 1997, McKinnon Chain has been granted the exclusive right in South Africa to make, use, sell, promote, market and maintain products bearing the following trademarks: Here-Alloy® and Hammerlok®. Pursuant to a Trademark License Agreement, made as of July 1, 1991, by and among the Company, Columbus McKinnon Limited ("CM Ltd." and together with the Company, the "Proprietors"), PWB Anchor Holdings Limited ("PWB Anchor") and certain named subsidiaries of PWB Anchor (PWB Anchor and such subsidiaries being collectively referred to as the "Users"), Users have been granted the exclusive right in Australia to use the following trademarks of Proprietors on the trade mark products (as defined in the agreement): Harnmerlok®, Herc-Alloy®, CM Latehlok®, Lodestar®, Puller®, Cyclone®, CM®, Big Orange® and Here-Alloy 800®.

SCHEDULE 7.09 BURDENSOME AGREEMENTS Indenture to Columbus McKinnon Corporation, as Issuer, 7 7/8% Senior Subordinated Notes due 2019

EXHIBIT A FORM OF COMPLIANCE CERTIFICATE Financial Statement Date: [●] To: JPMorgan Chase Bank, N.A., as Administrative Agent Ladies and Gentlemen: Reference is made to that certain Credit Agreement, dated as of January 23, 2015 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Agreement” the terms defined therein being used herein as therein defined), among COLUMBUS MCKINNON CORPORATION (the “Parent Borrower”), COLUMBUS MCKINNON DUTCH HOLDINGS 3 B.V. (the “Dutch Borrower”), COLUMBUS MCKINNON EMEA GMBH (the “German Borrower” and, together with the Parent Borrower and the Dutch Borrower, the “Borrowers”), the Lenders and the Administrative Agent. The undersigned hereby certifies as of the date hereof that he/she is the [chief executive officer] [chief financial officer] [treasurer] [controller] of the Company, and that, as such, he/she is authorized to execute and deliver this Certificate to the Administrative Agent on the behalf of the Company and the other Borrowers, and that: [Use following paragraph 1 for fiscal year-end financial statements] 1. Attached hereto as Schedule 1 are the year-end audited financial statements required by Section 6.01(a) of the Agreement for the fiscal year of the Company ended as of the above date, together with the report and opinion of an independent certified public accountant required by such section. [Use following paragraph 1 for fiscal quarter-end financial statements] 1. Attached hereto as Schedule 1 are the unaudited financial statements required by Section 6.01(b) of the Agreement for the fiscal quarter of the Company ended as of the above date. Such financial statements fairly present in all material respects the financial condition, results of operations and cash flows of the Company and its Subsidiaries in accordance with GAAP as at such date and for such period, subject only to normal year-end audit adjustments and the absence of footnotes. 2. The undersigned has reviewed and is familiar with the terms of the Agreement and has made, or has caused to be made under his/her supervision, a detailed review of the transactions and condition (financial or otherwise) of the Company during the accounting period covered by the attached financial statements. 3. A review of the activities of the Loan Parties during such fiscal period has been made under the supervision of the undersigned with a view to determining whether during such fiscal period the Loan Parties performed and observed all of their Obligations under the Loan Documents, and [select one:] [to the best knowledge of the undersigned during such fiscal period, the Loan Parties performed and observed each covenant and condition of the Loan Documents applicable to them, and no Default has occurred and is continuing.] --or--

2 [the following covenants or conditions have not been performed or observed and the following is a list of each such Default and its nature and status:] 4. The representations and warranties of each Borrower contained in Article V of the Agreement, and any representations and warranties of any Loan Party that are contained in any document furnished at any time under or in connection with the Loan Documents, are true and correct in all material respects on and as of the date hereof (other than to the extent any representation and warranty is already qualified by materiality, in which case, such representation and warranty is true and correct as of the date hereof), except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects as of such earlier date (other than to the extent any representation and warranty is already qualified by materiality, in which case, such representation and warranty is true and correct as of such earlier date), and except that for purposes of this Compliance Certificate, the representations and warranties contained in subsections (a) and (b) of Section 5.05 of the Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 6.01 of the Agreement, including the statements in connection with which this Compliance Certificate is delivered. 5. The financial covenant and capital expenditure analyses and information set forth on Schedule 2 attached hereto are true and accurate on and as of the date of this Certificate. IN WITNESS WHEREOF, the undersigned has executed this Certificate as of _________ COLUMBUS MCKINNON CORPORATION By: Name: Title:

For the Quarter/Year ended ____________________ (“Statement Date”) SCHEDULE 21 to the Compliance Certificate ($ in 000’s) I. Section 7.11(a) — Minimum Fixed Charge Coverage Ratio. A. Consolidated EBITDA for the four consecutive fiscal quarters ending on the Statement Date (the “Subject Period”): 1. Consolidated Net Income for the Subject Period: $ 2. Income tax expense for the Subject Period: $ 3. Interest Expense during the Subject Period: $ 4. Depreciation expenses for the Subject Period: $ 5. Amortization expenses for the Subject Period: $ 6. Other Non-Cash Charges accrued for the Subject Period: $ ________________ 7. Approved Restructuring Charges incurred during the Subject Period: $ 8. Premium paid on the repurchase of Senior Subordinated Notes during the Subject Period: $ 9. Non-cash losses from any Recovery Event, Disposition or discontinued operation during the Subject Period: $ 10. Non-cash losses arising from mark-to-market hedging arrangements $ 11. Extraordinary gains during the Subject Period: $ 12. Gains from any Recovery Event, Disposition or discontinued operation during the Subject Period: $ 13. Interest and other income (excluding interest and other income related to CM Insurance Company, Inc.) during the Subject Period: $ 14. Federal, state, local and foreign income tax credits of the Company and its Subsidiaries for the Subject Period: $ 1 In the event of an acquisition permitted by Section 7.02 of the Agreement made during any Subject Period, the ratios calculated in this Schedule shall be calculated on a pro forma basis as if such acquisition had occurred on the first day of such Subject Period, with such pro forma adjustments (i) as may be required or permitted to be reflected in pro forma financial statements pursuant to Article 11 of Regulation S-X or (ii) as may otherwise be reasonably satisfactory to the Administrative Agent.

4 15. Non-cash items increasing Consolidated Net Income for the Subject Period (including, without limitation, non-cash gains arising from mark-to-market hedging arrangements): $ 16. Consolidated EBITDA for the Subject Period (Line I.A.1. plus, to the extent such item was deducted in calculating Consolidated Net Income, (Lines I.A.2. through I.A.10.), minus, to the extent such item was included in calculating Consolidated Net Income, (Lines I.A.11. through I.A.15.)): $ B. Aggregate amount of all maintenance capital expenditures during the Subject Period: $ _________________ C. Aggregate amount paid, or required to be paid (without duplication) in cash in respect of the current portion of all income taxes for the Subject Period:2 $ D. Aggregate amount of all Restricted Payments (other than Restricted Payments described in clauses (iv), (v) and (vi) of the definition thereof) made in cash by the Company during the Subject Period: $ E. Interest Expense for the Company and its Subsidiaries for the Subject Period (exclusive of Interest Expense consisting of non-cash liabilities arising from mark-to-market hedging arrangements), minus, to the extent included therein, the amortization of financing costs incurred in connection with Indebtedness during the Subject Period: $ _________________ F. Aggregate amount of regularly scheduled payments of principal in respect of Indebtedness for borrowed money paid or required to be paid during the Subject Period (including the principal component of any payments in respect of Capital Lease Obligations, but excluding any payments made in respect of the Senior Subordinated Notes pursuant to Section 7.06(f) of the Agreement): $ _________________ G. Fixed Charge Coverage Ratio ((Lines I.A.16. — I.B. — I.C. — I.D.) ÷ (Lines I.E. + I.F.)): Minimum required: 1.25:1.00 II. Section 7.11 (b) — Total Leverage Ratio. A. Total Funded Indebtedness (including L/C — BA Obligations, other than the L/C — BA Obligations relating to commercial Letters of Credit) of the Company and its Subsidiaries at the Statement Date: $ 2 In no event shall this number be less than zero.

5 B. Indebtedness in respect of Guarantees by the Company permitted under Section 7.03(k) of the Agreement outstanding at the Statement Date: $ C. Unrestricted cash on hand of the Company and its Subsidiaries at the Statement Date: $ D. Consolidated EBITDA for Subject Period (Line I.A.16. above): $ E. Total Leverage Ratio ((Lines II.A. — II.B. — II.C.) ÷ Line II.D.): $ Maximum permitted: 3.50:1.003 III. [Section 7.11 (c) — Secured Leverage Ratio. A. Total Funded Indebtedness (including L/C — BA Obligations, other than the L/C — BA Obligations relating to commercial Letters of Credit) of the Company and its Subsidiaries secured by Liens on the assets of the Company or any Subsidiary at the Statement Date: $ B. Indebtedness in respect of Guarantees by the Company permitted under Section 7.03(k) of the Agreement outstanding at the Statement Date (Line II.B. above): $ C. Unrestricted cash on hand of the Company and its Subsidiaries at the Statement Date (Line II.C. above): $ D. Consolidated EBITDA for Subject Period (Line I.A.16. above): $ E. Total Leverage Ratio ((Lines III.A. — III.B. — III.C.) ÷ Line III.D.): $ Maximum permitted: 3.25:1.00]4 IV. Section 7.14 — Capital Expenditures. A. Carry forward from previous fiscal year: $ B. [Capital expenditures reported with respect to first fiscal quarter of such fiscal year]: $ C. [Capital expenditures reported with respect to second fiscal quarter of such fiscal year]: $ D. [Capital expenditures reported with respect to third fiscal quarter of such fiscal year]: $ E. [Capital expenditures reported with respect to fourth fiscal quarter of such fiscal year]: $ 3 In the event of a Material Acquisition which is (1) financed with secured Indebtedness, please adjust pursuant to clause (i) of the proviso in Section 7.11(b) or (2) financed with unsecured or subordinated Indebtedness, please adjust pursuant to clause (ii) of the proviso in Section 7.11(b). 4 Include calculation only if Secured Leverage Ratio is required to be tested pursuant to Section 7.11(c).

6 Maximum permitted: $30,000,000.5 Compliance?: Yes / No 5 In the event of a Material Acquisition, adjust pursuant to the proviso in Section 7.14.

EXHIBIT B FORM OF ASSIGNMENT AND ASSUMPTION This Assignment and Assumption (the “Assignment and Assumption”) is dated as of the Effective Date set forth below and is entered into between the Assignor named below (the “Assignor”) and the Assignee named below (the “Assignee”). Capitalized terms used but not defined herein shall have the meanings given to them in the Credit Agreement identified below (as amended, the “Credit Agreement”), receipt of a copy of which is hereby acknowledged by the Assignee. The Standard Terms and Conditions set forth in Annex 1 attached hereto are hereby agreed to and incorporated herein by reference and made a part of this Assignment and Assumption as if set forth herein in full. For an agreed consideration, the Assignor hereby irrevocably sells and assigns to the Assignee, and the Assignee hereby irrevocably purchases and assumes from the Assignor, subject to and in accordance with the Standard Terms and Conditions and the Credit Agreement, as of the Effective Date inserted by the Administrative Agent below (i) all of the Assignor’s rights and obligations in its capacity as a Lender under the Credit Agreement and any other documents or instruments delivered pursuant thereto to the extent related to the amount and percentage interest identified below of all of such outstanding rights and obligations of the Assignor under the respective facilities identified below (including any letters of credit, guarantees, and swingline loans included in such facilities) and (ii) to the extent permitted to be assigned under applicable law, all claims, suits, causes of action and any other right of the Assignor (in its capacity as a Lender) against any Person, whether known or unknown, arising under or in connection with the Credit Agreement, any other documents or instruments delivered pursuant thereto or the loan transactions governed thereby or in any way based on or related to any of the foregoing, including contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity related to the rights and obligations sold and assigned pursuant to clause (i) above (the rights and obligations sold and assigned pursuant to clauses (i) and (ii) above being referred to herein collectively as the “Assigned Interest”). Such sale and assignment is without recourse to the Assignor and, except as expressly provided in this Assignment and Assumption, without representation or warranty by the Assignor. 1. Assignor: ______________________________ 2. Assignee: ______________________________ [and is an Affiliate/Approved Fund of [identify Lender]1] 3. Borrowers: Columbus McKinnon Corporation and certain Subsidiaries 4. Administrative Agent: JPMorgan Chase Bank, N.A., as administrative agent under the Credit Agreement 5. Credit Agreement: The Credit Agreement, dated as of January 23, 2015 among Columbus McKinnon Corporation (the “Company”), Columbus McKinnon Dutch Holdings 3 B.V. (the “Dutch Borrower”), Columbus McKinnon EMEA GMBH (the “German Borrower” and, together with the Company and 1 Select as applicable.

2 the Dutch Borrower, the “Borrowers”), the Lenders party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent 6. Assigned Interest: Facility Assigned2 Aggregate Amount of Commitment/Loans for all Lenders Amount of Commitment/Loans Assigned Percentage Assigned of Commitment/Loans3 $ $ % $ $ % $ $ % Effective Date: ______________, 20__ [TO BE INSERTED BY ADMINISTRATIVE AGENT AND WHICH SHALL BE THE EFFECTIVE DATE OF RECORDATION OF TRANSFER IN THE REGISTER THEREFOR.] The Assignee agrees to deliver to the Administrative Agent a completed administrative questionnaire in which the Assignee designates one or more credit contacts to whom all syndicate-level information (which may contain material non-public information about the Company, the Loan Parties and their Affiliates or their respective securities) will be made available and who may receive such information in accordance with the Assignee’s compliance procedures and applicable laws, including Federal and state securities laws. The terms set forth in this Assignment and Assumption are hereby agreed to: ASSIGNOR _________________________________ NAME OF ASSIGNOR By:______________________________ Title: ASSIGNEE _________________________________ NAME OF ASSIGNEE By:______________________________ Title: 2 Fill in the appropriate terminology for the types of facilities under the Credit Agreement that are being assigned under this Assignment (e.g. “Revolving Commitment,” “Term Commitment”). 3 Set forth, to at least 9 decimals, as a percentage of the Commitment/Loans of all Lenders.

3 [Consented to]4 and Accepted: JPMORGAN CHASE, N.A., as Administrative Agent By_________________________________ Title: [Consented to: COLUMBUS MCKINNON CORPORATION]5 By________________________________ Title: 4 To be added only if consent of the Administrative Agent is required by the terms of the Credit Agreement. 5 To be added only if consent of the Company is required by the terms of the Credit Agreement.

4 ANNEX 1 Credit Agreement, dated as of January 23, 2015 (as amended, supplemented or otherwise modified from time to time (the “Credit Agreement”), among Columbus McKinnon Corporation (the “Company”), Columbus McKinnon Dutch Holdings 3 B.V. (the “Dutch Borrower”), Columbus McKinnon EMEA GMBH (the “German Borrower” and, together with the Parent Borrower and the Dutch Borrower, the “Borrowers”), the Lenders party thereto and JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”) STANDARD TERMS AND CONDITIONS FOR ASSIGNMENT AND ASSUMPTION 1. Representations and Warranties. 1.1 Assignor. The Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of the Assigned Interest, (ii) the Assigned Interest is free and clear of any lien, encumbrance or other adverse claim and (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby and (b) assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with the Credit Agreement or any other Loan Document, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Documents or any collateral thereunder, (iii) the financial condition of the Borrowers, any of their Subsidiaries or Affiliates or any other Person obligated in respect of any Loan Document or (iv) the performance or observance by the Borrowers, any of their Subsidiaries or Affiliates or any other Person of any of their respective obligations under any Loan Document. 1.2. Assignee. The Assignee (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) it satisfies the requirements, if any, specified in the Credit Agreement that are required to be satisfied by it in order to acquire the Assigned Interest and become a Lender, (iii) from and after the Effective Date, it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and, to the extent of the Assigned Interest, shall have the obligations of a Lender thereunder, (iv) it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered pursuant to Section 6.01 thereof, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Assumption and to purchase the Assigned Interest on the basis of which it has made such analysis and decision independently and without reliance on the Administrative Agent or any other Lender and (v) if it is a Foreign Lender, attached to the Assignment and Assumption is any documentation required to be delivered by it pursuant to the terms of the Credit Agreement, duly completed and executed by the Assignee and (b) agrees that (i) it will, independently and without reliance on the Administrative Agent, the Assignor or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender.

5 2. Payments. From and after the Effective Date, the Administrative Agent shall make all payments in respect of the Assigned Interest (including payments of principal, interest, fees and other amounts) to the Assignor for amounts which have accrued to but excluding the Effective Date and to the Assignee for amounts which have accrued from and after the Effective Date. 3. General Provisions. This Assignment and Assumption shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns. This Assignment and Assumption may be executed in any number of counterparts, which together shall constitute one instrument. Delivery of an executed counterpart of a signature page of this Assignment and Assumption by email or telecopy shall be effective as delivery of a manually executed counterpart of this Assignment and Assumption. This Assignment and Assumption shall be governed by, and construed in accordance with, the law of the State of New York.

EXHIBIT C FORM OF DESIGNATED BORROWER REQUEST AND ASSUMPTION AGREEMENT Date: To: JPMorgan Chase Bank, N.A., as Administrative Agent Ladies and Gentlemen: This Designated Borrower Request and Assumption Agreement is made and delivered pursuant to Section 2.25 of that certain Credit Agreement, dated as of January 23, 2015 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Credit Agreement”), among Columbus McKinnon Corporation (the “Company”), Columbus McKinnon Dutch Holdings 3 B.V. (the “Dutch Borrower”), Columbus McKinnon EMEA GMBH (the “German Borrower” and, together with the Parent Borrower and the Dutch Borrower, the “Borrowers”), the Lenders from time to time party thereto, JPMorgan Chase Bank, N.A., as Administrative Agent, and reference is made thereto for full particulars of the matters described therein. All capitalized terms used in this Designated Borrower Request and Assumption Agreement and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement. Each of (the “Designated Borrower”) and the Company hereby confirms, represents and warrants to the Administrative Agent and the Lenders that the Designated Borrower is a Subsidiary of the Company. The documents and information required to be delivered to the Administrative Agent under Section 2.25 of the Credit Agreement will be furnished to the Administrative Agent in accordance with the requirements of the Credit Agreement. Complete if the Designated Borrower is a Domestic Subsidiary: The true and correct U.S. taxpayer identification number of the Designated Borrower is . Complete if the Designated Borrower is a Foreign Subsidiary: The true and correct unique identification number that has been issued to the Designated Borrower by its jurisdiction of organization and the name of such jurisdiction are set forth below: Identification Number Jurisdiction of Organization The parties hereto hereby confirm that with effect from the date of the Designated Borrower Notice for the Designated Borrower, the Designated Borrower shall have obligations, duties and liabilities toward each of the other parties to the Credit Agreement identical to those which the Designated Borrower would have had if the Designated Borrower had been an original party to the Credit Agreement as a Borrower. Effective as of the date of the Designated Borrower Notice for the Designated Borrower, the Designated Borrower confirms its acceptance of, and consents to, all representations and warranties, covenants, and other terms and provisions of the Credit Agreement.

2 The parties hereto hereby request that the Designated Borrower be entitled to receive Loans under the Credit Agreement, and understand, acknowledge and agree that neither the Designated Borrower nor the Company on its behalf shall have any right to request any Loans for its account unless and until the date five Business Days after the effective date designated by the Administrative Agent in a Designated Borrower Notice delivered to the Company and the Lenders pursuant to Section 2.25 of the Credit Agreement. This Designated Borrower Request and Assumption Agreement shall constitute a Loan Document under the Credit Agreement. THIS DESIGNATED BORROWER REQUEST AND ASSUMPTION AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK IN WITNESS WHEREOF, the parties hereto have caused this Designated Borrower Request and Assumption Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written. [DESIGNATED BORROWER] By: Title: COLUMBUS MCKINNON CORPORATION By: Title:

EXHIBIT D FORM OF DESIGNATED BORROWER NOTICE Date: To: Columbus McKinnon Corporation The Lenders party to the Credit Agreement referred to below Ladies and Gentlemen: This Designated Borrower Notice is made and delivered pursuant to Section 2.25 of that certain Credit Agreement, dated as of January 23, 2015 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Credit Agreement”), among Columbus McKinnon Corporation (the “Company”), Columbus McKinnon Dutch Holdings 3 B.V. (the “Dutch Borrower”), Columbus McKinnon EMEA GMBH (the “German Borrower” and, together with the Parent Borrower and the Dutch Borrower, the “Borrowers”), the Lenders from time to time party thereto, JPMorgan Chase Bank, N.A., as Administrative Agent, and J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and PNC Capital Markets LLC, as Joint Lead Arrangers and Joint Book Managers, and reference is made thereto for full particulars of the matters described therein. All capitalized terms used in this Designated Borrower Notice and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement. The Administrative Agent hereby notifies Company and the Lenders that effective as of the date hereof [●] shall be a Designated Borrower and may receive Loans for its account on the terms and conditions set forth in the Credit Agreement. This Designated Borrower Notice shall constitute a Loan Document under the Credit Agreement. JPMORGAN CHASE BANK, N.A., as Administrative Agent By: Title:

EXHIBIT E-1 FORM OF U.S. TAX COMPLIANCE CERTIFICATE (For Foreign Lenders That Are Not Partnerships For U.S. Federal Income Tax Purposes) Reference is made to the Credit Agreement, dated as of January 23, 2015 (as amended, supplemented or otherwise modified from time to time (the “Credit Agreement”), among Columbus McKinnon Corporation (the “Company”), certain Subsidiaries of the Company (together with the Company, the “Borrowers”), the Lenders party thereto and JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”). Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement. Pursuant to the provisions of Section 2.19 of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record and beneficial owner of the Loan(s) (as well as any Note(s) evidencing such Loan(s)) in respect of which it is providing this certificate, (ii) it is not a bank within the meaning of Section 881(c)(3)(A) of the Code, (iii) it is not a ten percent shareholder of any of the Borrowers within the meaning of Section 871(h)(3)(B) of the Code and (iv) it is not a controlled foreign corporation related to any of the Borrowers as described in Section 881(c)(3)(C) of the Code. The undersigned has furnished the Administrative Agent and the Borrower with a certificate of its non-U.S. Person status on IRS Form W-8BEN or IRS Form W-8BEN-E. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform the Borrowers and the Administrative Agent, and (2) the undersigned shall have at all times furnished the Borrowers and the Administrative Agent with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments. [NAME OF LENDER] By: Name: Title: Date: ________ __, 20__

EXHIBIT E-2 FORM OF U.S. TAX COMPLIANCE CERTIFICATE (For Foreign Participants That Are Not Partnerships For U.S. Federal Income Tax Purposes) Reference is made to the Credit Agreement, dated as of January 23, 2015 (as amended, supplemented or otherwise modified from time to time (the “Credit Agreement”), among Columbus McKinnon Corporation (the “Company”), certain Subsidiaries of the Company (together with the Company, the “Borrowers”), the Lenders party thereto and JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”). Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement. Pursuant to the provisions of Section 2.19 of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record and beneficial owner of the participation in respect of which it is providing this certificate, (ii) it is not a bank within the meaning of Section 881(c)(3)(A) of the Code, (iii) it is not a ten percent shareholder of any of the Borrowers within the meaning of Section 871(h)(3)(B) of the Code, and (iv) it is not a controlled foreign corporation related to any of the Borrowers as described in Section 881(c)(3)(C) of the Code. The undersigned has furnished its participating Lender with a certificate of its non-U.S. Person status on IRS Form W-8BEN or IRS Form W-8BEN-E. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform such Lender in writing, and (2) the undersigned shall have at all times furnished such Lender with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments. [NAME OF PARTICIPANT] By: Name: Title: Date: ________ __, 20__

EXHIBIT E-3 FORM OF U.S. TAX COMPLIANCE CERTIFICATE (For Foreign Participants That Are Partnerships For U.S. Federal Income Tax Purposes) Reference is made to the Credit Agreement, dated as of January 23, 2015 (as amended, supplemented or otherwise modified from time to time (the “Credit Agreement”), among Columbus McKinnon Corporation (the “Company”), certain Subsidiaries of the Company (together with the Company, the “Borrowers”), the Lenders party thereto and JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”). Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement. Pursuant to the provisions of Section 2.19 of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record owner of the participation in respect of which it is providing this certificate, (ii) its direct or indirect partners/members are the sole beneficial owners of such participation, (iii) with respect such participation, neither the undersigned nor any of its direct or indirect partners/members is a bank extending credit pursuant to a loan agreement entered into in the ordinary course of its trade or business within the meaning of Section 881(c)(3)(A) of the Code, (iv) none of its direct or indirect partners/members is a ten percent shareholder of any of the Borrowers within the meaning of Section 871(h)(3)(B) of the Code and (v) none of its direct or indirect partners/members is a controlled foreign corporation related to any of the Borrowers as described in Section 881(c)(3)(C) of the Code. The undersigned has furnished its participating Lender with IRS Form W-8IMY accompanied by one of the following forms from each of its partners/members that is claiming the portfolio interest exemption: (i) an IRS Form W-8BEN or IRS Form W-8BEN-E or (ii) an IRS Form W- 8IMY accompanied by an IRS Form W-8BEN or IRS Form W-8BEN-E from each of such partner's/member's beneficial owners that is claiming the portfolio interest exemption. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform such Lender and (2) the undersigned shall have at all times furnished such Lender with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments. [NAME OF PARTICIPANT] By:_____________________________________ Name: Title: Date: ________ __, 20__

EXHIBIT E-4 FORM OF U.S. TAX COMPLIANCE CERTIFICATE (For Foreign Lenders That Are Partnerships For U.S. Federal Income Tax Purposes) Reference is made to the Credit Agreement, dated as of January 23, 2015 (as amended, supplemented or otherwise modified from time to time (the “Credit Agreement”), among Columbus McKinnon Corporation (the “Company”), certain Subsidiaries of the Company (together with the Company, the “Borrowers”), the Lenders party thereto and JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”). Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement. Pursuant to the provisions of Section 2.19 of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record owner of the Loan(s) (as well as any Note(s) evidencing such Loan(s)) in respect of which it is providing this certificate, (ii) its direct or indirect partners/members are the sole beneficial owners of such Loan(s) (as well as any Note(s) evidencing such Loan(s)), (iii) with respect to the extension of credit pursuant to this Credit Agreement or any other Loan Document, neither the undersigned nor any of its direct or indirect partners/members is a bank extending credit pursuant to a loan agreement entered into in the ordinary course of its trade or business within the meaning of Section 881(c)(3)(A) of the Code, (iv) none of its direct or indirect partners/members is a ten percent shareholder of any of the Borrowers within the meaning of Section 871(h)(3)(B) of the Code and (v) none of its direct or indirect partners/members is a controlled foreign corporation related to any of the Borrowers as described in Section 881(c)(3)(C) of the Code. The undersigned has furnished the Administrative Agent and the Borrowers with IRS Form W-8IMY accompanied by one of the following forms from each of its partners/members that is claiming the portfolio interest exemption: (i) an IRS Form W-8BEN or IRS Form W-8BEN-E or (ii) an IRS Form W-8IMY accompanied by an IRS Form W-8BEN or IRS Form W-8BEN-E from each of such partner's/member's beneficial owners that is claiming the portfolio interest exemption. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform the Borrowers and the Administrative Agent, and (2) the undersigned shall have at all times furnished the Borrowers and the Administrative Agent with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments. [NAME OF LENDER] By: _____________________________________ Name: Title: Date: ________ __, 20__

EXHIBIT F-1 FORM OF INCREASED FACILITY ACTIVATION NOTICE—INCREMENTAL TERM LOANS To: JPMorgan Chase Bank, N.A., as Administrative Agent under the Credit Agreement referred to below Reference is made to the Credit Agreement, dated as of January 23, 2015 (as amended, supplemented or modified from time to time, the “Credit Agreement”), among Columbus McKinnon Corporation (the “Company”), certain Subsidiaries of the Company (together with the Company, the “Borrowers”), the Lenders party thereto and JPMorgan Chase Bank, N.A., as administrative agent (the “Administrative Agent”). Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Credit Agreement. This notice is an Increased Facility Activation Notice referred to in the Credit Agreement, and the Borrower and each Lender party hereto hereby notify you that: 1. Each Lender party hereto agrees to make an Incremental Term Loan in the amount set forth opposite such Lender’s name on the signature pages hereof under the caption “Incremental Term Loan Amount”. 2. The Increased Facility Closing Date is ___________________. 3. The aggregate principal amount of Incremental Term Loans contemplated hereby is $____________. 4. The Incremental Term Loan of each Lender party hereto shall mature in ___ consecutive installments, commencing on __________, 20__, each of which shall be in an amount equal to (i) the percentage which the principal amount of such Lender’s Incremental Term Loan made on the Increased Facility Closing Date constitutes of the aggregate principal amount of Incremental Term Loans made on the Increased Facility Closing Date multiplied by (ii) the amount set forth below opposite such installment: Installment Principal Amount [Insert installment dates and amounts] 5. The Incremental Term Maturity Date for the Incremental Term Loans contemplated hereby is _________, 20__. 6. The Applicable Rate for the Incremental Term Loans contemplated hereby is ___% per annum. [INSERT GRID IF APPLICABLE] 7. The agreement of each Lender party hereto to make an Incremental Term Loan on the Increased Facility Closing Date is subject to the satisfaction of the following conditions precedent: (a) The Administrative Agent shall have received this notice, executed and delivered by the Borrower and each Lender party hereto.

2 2 (b) [Insert other applicable conditions precedent, including, without limitation, delivery of a closing certificate from the Borrower and amendments to the Security Documents (to the extent necessary).] (c) After giving effect to the making of the Incremental Term Loans contemplated hereby on the Increased Facility Closing Date, (i) each of the representations and warranties made by any Loan Party in or pursuant to the Loan Documents or which are contained in any document furnished at any time under or in connection herewith or therewith, shall be true and correct in all material respects on and as of such date as if made on and as of such date (other than to the extent any representation and warranty is already qualified by materiality, in which case, such representation and warranty shall be true and correct as of such date), except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date (other than to the extent any representation and warranty is already qualified by materiality, in which case, such representation and warranty shall be true and correct as of such earlier date) and (ii) no Default or Event of Default shall have occurred and be continuing or would result from such proposed extension of credit or from the application of the proceeds thereof. [Signature page follows]

COLUMBUS MCKINNON CORPORATION By:______________________________ Name: Title: Incremental Term Loan Amount [NAME OF LENDER] $ By:______________________________ Name: Title: CONSENTED TO: JPMORGAN CHASE BANK, N.A., as Administrative Agent By:______________________________ Name: Title:

EXHIBIT F-2 FORM OF INCREASED FACILITY ACTIVATION NOTICE—INCREMENTAL REVOLVING COMMITMENTS To: JPMorgan Chase Bank, N.A., as Administrative Agent under the Credit Agreement referred to below Reference is made to the Credit Agreement, dated as of January 23, 2015 (as amended, supplemented or modified from time to time, the “Credit Agreement”), among Columbus McKinnon Corporation (the “Company”), certain Subsidiaries of the Company (together with the Company, the “Borrowers”), the Lenders party thereto and JPMorgan Chase Bank, N.A., as administrative agent (the “Administrative Agent”). Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Credit Agreement. This notice is an Increased Facility Activation Notice referred to in the Credit Agreement, and the Borrower and each of the Lenders party hereto hereby notify you that: 1. Each Lender party hereto agrees to obtain a Revolving Commitment or increase the amount of its Revolving Commitment as set forth opposite such Lender’s name on the signature pages hereof under the caption “Incremental Revolving Commitment Amount”. 2. The Increased Facility Closing Date is ___________________. 3. The aggregate amount of incremental Revolving Commitments contemplated hereby is $____________. 4. The agreement of each Lender party hereto to obtain an incremental Revolving Commitment on the Increased Facility Closing Date is subject to the satisfaction of the following conditions precedent: (a) The Administrative Agent shall have received this notice, executed and delivered by the Borrower and each Lender party hereto. (b) [Insert other applicable conditions precedent, including, without limitation, delivery of a closing certificate from the Borrower and amendments to the Security Documents (to the extent necessary).] (c) (i) Each of the representations and warranties made by any Loan Party in or pursuant to the Loan Documents or which are contained in any document furnished at any time under or in connection herewith or therewith, shall be true and correct in all material respects on and as of such date as if made on and as of such date (other than to the extent any representation and warranty is already qualified by materiality, in which case, such representation and warranty shall be true and correct as of such date), except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date (other than to the extent any representation and warranty is already qualified by materiality, in which case, such representation and warranty shall be true and correct as of such earlier date) and (ii) no Default or Event of Default shall have occurred and be continuing or would result from such proposed extension of credit or from the application of the proceeds thereof.

[Signature page follows]

COLUMBUS MCKINNON COMPANY By:______________________________ Name: Title: Incremental Revolving Commitment Amount [NAME OF LENDER] $ By:______________________________ Name: Title: CONSENTED TO: JPMORGAN CHASE BANK, N.A., as Administrative Agent By:______________________________ Name: Title:

EXHIBIT F-3 FORM OF NEW LENDER SUPPLEMENT SUPPLEMENT, dated __________________, to the Credit Agreement, dated as of January 23, 2015 (as amended, supplemented or modified from time to time, the “Credit Agreement”), among Columbus McKinnon Corporation (the “Company”), Columbus McKinnon Dutch Holdings 3 B.V. (the “Dutch Borrower”), Columbus McKinnon EMEA GMBH (the “German Borrower” and, together with the Parent Borrower and the Dutch Borrower, the “Borrowers”), the Lenders party thereto and JPMorgan Chase Bank, N.A., as administrative agent (the “Administrative Agent”). Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Credit Agreement. W I T N E S S E T H: WHEREAS, the Credit Agreement provides in Section 2.24(b) thereof that any bank, financial institution or other entity may become a party to the Credit Agreement with the consent of the applicable Borrower and the Administrative Agent (which consent shall not be unreasonably withheld) in connection with a transaction described in Section 2.24(a) thereof by executing and delivering to the applicable Borrower and the Administrative Agent a supplement to the Credit Agreement in substantially the form of this Supplement; and WHEREAS, the undersigned now desires to become a party to the Credit Agreement; NOW, THEREFORE, the undersigned hereby agrees as follows: 1. The undersigned agrees to be bound by the provisions of the Credit Agreement, and agrees that it shall, on the date this Supplement is accepted by the applicable Borrower and the Administrative Agent, become a Lender for all purposes of the Credit Agreement to the same extent as if originally a party thereto, with [an Incremental Term Loan] [a Revolving Commitment] of $____________________. 2. The undersigned (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Supplement and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) it satisfies the requirements, if any, specified in the Credit Agreement that are required to be satisfied by it in order to become a Lender, (iii) it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered pursuant to Section 6.01 thereof, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Supplement on the basis of which it has made such analysis and decision independently and without reliance on the Administrative Agent or any other Lender and (iv) if it is a Non-U.S. Lender, attached to this Supplement is any documentation required to be delivered by it pursuant to the terms of the Credit Agreement, duly completed and executed by the undersigned, and (b) agrees that (i) it will, independently and without reliance on the Administrative Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender.

3. The undersigned’s address for notices for the purposes of the Credit Agreement is as follows: __________________________________ __________________________________ __________________________________ IN WITNESS WHEREOF, the undersigned has caused this Supplement to be executed and delivered by a duly authorized officer on the date first above written. [NAME OF LENDER] By:______________________________ Name: Title: Accepted this ____ day of ____________, 20__: COLUMBUS MCKINNON CORPORATION By:______________________________ Name: Title: JPMORGAN CHASE BANK, N.A., as Administrative Agent By:______________________________ Name: Title: